UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material under §240.14a-12

Consolidated Graphics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

December 20, 2013

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders of Consolidated Graphics, Inc., a Texas corporation, to be held on Tuesday, January 28, 2014, at 5:00 p.m. Central time, at 5858 Westheimer Rd., Suite 300, Houston, Texas 77057. As previously announced, on October 23, 2013, Consolidated Graphics entered into a merger agreement providing for the acquisition of Consolidated Graphics by R.R. Donnelley & Sons Company, a Delaware corporation. At the special meeting, you will be asked to consider and vote upon a proposal to approve the merger agreement.

If the merger contemplated by the merger agreement is completed, you will be entitled to receive for each share of Consolidated Graphics common stock (i) $34.44 in cash, without interest, and (ii) 1.651 shares of R.R. Donnelley common stock.

The merger cannot be completed unless Consolidated Graphics shareholders holding at least two-thirds of the shares of Consolidated Graphics common stock outstanding as of the close of business on December 19, 2013, the record date for the special meeting, vote in favor of the proposal to approve the merger agreement at the special meeting. Joe R. Davis, the Chairman and Chief Executive Officer of Consolidated Graphics, has entered into a voting agreement with R.R. Donnelley and Consolidated Graphics, pursuant to which Mr. Davis has agreed to vote his shares of Consolidated Graphics common stock, representing approximately 16.5% of the shares of Consolidated Graphics common stock outstanding as of the close of business on the record date and entitled to vote at the special meeting, in favor of the proposal to approve the merger agreement.

Your vote is very important, regardless of the number of shares you own. The merger cannot be completed unless the proposal to approve the merger agreement is approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of Consolidated Graphics common stock entitled to vote thereon. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

Even if you plan to attend the special meeting in person, Consolidated Graphics requests that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy by telephone or over the Internet prior to the special meeting to ensure that your shares of Consolidated Graphics common stock will be represented at the special meeting if you are unable to attend. If you hold your shares in “street name” through a bank, brokerage firm or other nominee, you should follow the procedures provided by your bank, brokerage firm or other nominee to vote your shares.

YOUR PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF CONSOLIDATED GRAPHICS. AFTER CAREFUL CONSIDERATION, OUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE TERMS OF THE MERGER AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, ARE FAIR TO, AND IN THE BEST INTERESTS OF, CONSOLIDATED GRAPHICS AND ITS SHAREHOLDERS AND RECOMMENDED THAT CONSOLIDATED GRAPHICS SHAREHOLDERS APPROVE THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE MERGER AGREEMENT AND “FOR” THE OTHER PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. THE BOARD OF DIRECTORS MADE ITS DETERMINATION AFTER CONSULTATION WITH ITS LEGAL AND FINANCIAL ADVISORS AND AFTER CONSIDERING A NUMBER OF FACTORS. IN CONSIDERING THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF CONSOLIDATED

GRAPHICS, YOU SHOULD BE AWARE THAT CERTAIN DIRECTORS AND EXECUTIVE OFFICERS OF CONSOLIDATED GRAPHICS MAY HAVE INTERESTS IN THE MERGER THAT MAY BE DIFFERENT FROM, IN ADDITION TO OR IN CONFLICT WITH, THE INTERESTS OF CONSOLIDATED GRAPHICS SHAREHOLDERS GENERALLY. SEE THE SECTION ENTITLED “INTERESTS OF CONSOLIDATED GRAPHICS’ DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER” BEGINNING ON PAGE 91 OF THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS.

In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page 30 of the attached proxy statement/prospectus. If you have any questions regarding the accompanying proxy statement/prospectus, you may call D.F. King & Co., Inc., Consolidated Graphics’ proxy solicitor, by calling toll-free at 1-800-290-6429 or by calling collect at 212-269-5550.

We urge you to read the accompanying proxy statement/prospectus, including the Annexes and the documents incorporated by reference, carefully and in their entirety.

On behalf of the board of directors of Consolidated Graphics, thank you for your consideration and continued support.

By Order of the Board of Directors,

Joe R. Davis Chairman of the Board and Chief Executive Officer

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER OR OTHER TRANSACTIONS DESCRIBED IN THE ATTACHED PROXY STATEMENT/PROSPECTUS OR THE SECURITIES TO BE ISSUED PURSUANT TO THE MERGER UNDER THE ATTACHED PROXY STATEMENT/ PROSPECTUS NOR HAVE THEY DETERMINED IF THE ATTACHED PROXY STATEMENT/ PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The accompanying proxy statement/prospectus is dated December 20, 2013 and is first being mailed to Consolidated Graphics shareholders on or about December 23, 2013.

Consolidated Graphics, Inc.

5858 Westheimer Rd., Suite 200

Houston, Texas 77057

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

You are cordially invited to attend a special meeting of Consolidated Graphics shareholders. The special meeting will be held on Tuesday, January 28, 2014, at 5:00 p.m. Central time, at 5858 Westheimer Rd., Suite 300, Houston, Texas 77057, to consider and vote upon the following matters:

1.	a proposal to approve the Agreement and Plan of Merger, dated as of October 23, 2013, as it may be amended from time to time, by and among Consolidated Graphics, Inc., a Texas corporation, R.R. Donnelley & Sons Company, a Delaware corporation, and Hunter Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of R.R. Donnelley. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement/prospectus;

2.	the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement; and

3.	a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger contemplated by the merger agreement.

The record date for the special meeting is December 19, 2013. Only shareholders of record as of the close of business on December 19, 2013 are entitled to notice of, and to vote at, the special meeting. All shareholders of record as of that date are cordially invited to attend the special meeting in person.

Your vote is very important, regardless of the number of shares of Consolidated Graphics common stock that you own. The merger cannot be completed unless the proposal to approve the merger agreement is approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of Consolidated Graphics common stock entitled to vote thereon. Even if you plan to attend the special meeting in person, Consolidated Graphics requests that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy by telephone or the Internet prior to the special meeting to ensure that your shares of Consolidated Graphics common stock will be represented at the special meeting if you are unable to attend. If you hold your shares in “street name” through a bank, brokerage firm or other nominee, you should follow the procedures provided by your bank, brokerage firm or other nominee to vote your shares. If you fail to submit a proxy or to attend the special meeting in person or do not provide your bank, brokerage firm or other nominee with instructions as to how to vote your shares, as applicable, your shares of Consolidated Graphics common stock will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

Your proxy is being solicited by the board of directors of Consolidated Graphics. After careful consideration, our board of directors has unanimously determined that the terms of the merger agreement, and the transactions contemplated by the merger agreement, are fair to, and in the best interests of, Consolidated Graphics and its shareholders. Our board of directors unanimously recommends that you vote “FOR” the proposal to approve the merger agreement and “FOR” the other proposals described in the accompanying proxy statement/prospectus. The board of directors made its determination after consultation with its legal and financial advisors and after considering a number of factors. In considering the recommendation of the board of directors of Consolidated Graphics, you should be aware that certain directors and executive officers of Consolidated Graphics may have interests in the merger that may be different from, or in addition to or in conflict with, the interests of Consolidated Graphics shareholders generally. See the section entitled “Interests of Consolidated Graphics’ Directors and Executive Officers in the Merger” beginning on page 55 of the accompanying proxy statement/prospectus.

Only Consolidated Graphics shareholders of record as of the close of business on the record date, their duly authorized proxy holders, beneficial owners with proof of ownership and Consolidated Graphics’ guests may attend the special meeting. To gain admittance, please bring valid photo identification, such as a driver’s license or passport. If your shares of Consolidated Graphics common stock are held through a bank, brokerage firm or other nominee, please bring proof of your beneficial ownership of such shares to the special meeting. Acceptable proof could include an account statement showing that you owned shares of Consolidated Graphics common stock on the record date. If you are the representative of a corporate or institutional shareholder, you must present valid photo identification along with proof that you are the representative of such shareholder. Please note that cameras, recording devices and other electronic devices will not be permitted at the special meeting.

Consolidated Graphics shareholders who do not vote in favor of the proposal to approve the merger agreement, and who object in writing to the merger prior to the special meeting and comply with all the requirements of Texas law, which are summarized in the accompanying proxy statement/prospectus and reproduced in their entirety in Annex D to the accompanying proxy statement/prospectus, will be entitled to dissenters’ rights of appraisal to obtain the fair value of their shares of Consolidated Graphics common stock.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. IF YOU ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOUR VOTE BY BALLOT WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED.

By Order of the Board of Directors,

Joe R. Davis Chairman of the Board and Chief Executive Officer

Houston, Texas

December 20, 2013

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement/prospectus incorporates important business and financial information about Consolidated Graphics, Inc., which we refer to as Consolidated Graphics, and R.R. Donnelley & Sons Company, which we refer to as R.R. Donnelley, from other documents that Consolidated Graphics and R.R. Donnelley have filed with the U.S. Securities and Exchange Commission, which we refer to as the SEC, and that are contained in or incorporated by reference into this proxy statement/prospectus. For a listing of documents incorporated by reference into this proxy statement/prospectus, please see the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus. This information is available for you to review at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549, and through the SEC’s website at www.sec.gov.

Any person may request copies of this proxy statement/prospectus and any of the documents incorporated by reference into this proxy statement/prospectus or other information concerning Consolidated Graphics, without charge, by written or telephonic request directed to Consolidated Graphics, Inc., Attention: Corporate Secretary, 5858 Westheimer Rd., Suite 200, Houston, Texas 77057, Telephone (713) 787-0977; or D.F. King & Co., Inc., which we refer to as D.F. King, Consolidated Graphics’ proxy solicitor, by calling toll-free at 1-800-290-6429. Banks, brokerage firms, and other nominees may call collect at 212-269-5550.

You may also request a copy of this proxy statement/prospectus and any of the documents incorporated by reference into this proxy statement/prospectus or other information concerning R.R. Donnelley, without charge, by written or telephonic request directed to R.R. Donnelley & Sons Company, Attention: Investor Relations, 111 South Wacker Drive, Chicago, Illinois 60606, Telephone (312) 326-8000; or from the SEC through the SEC website at the address provided above.

In order for you to receive timely delivery of the documents in advance of the special meeting of Consolidated Graphics shareholders to be held on January 28, 2014, which we refer to as the special meeting, you must request the information by January 21, 2014.

ABOUT THIS PROXY STATEMENT/PROSPECTUS

This document, which forms part of a registration statement on Form S-4 filed with the SEC by R.R. Donnelley (File No. 333-192570), constitutes a prospectus of R.R. Donnelley under Section 5 of the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the shares of common stock of R.R. Donnelley, which we refer to as R.R. Donnelley common stock, to be issued to Consolidated Graphics shareholders pursuant to the Agreement and Plan of Merger, dated as of October 23, 2013, by and among Consolidated Graphics Inc., R.R. Donnelley & Sons Company and Hunter Merger Sub, Inc., as it may be amended from time to time, which we refer to as the merger agreement. This document also constitutes a proxy statement of Consolidated Graphics under Section 14(a) of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. It also constitutes a notice of meeting with respect to the special meeting, at which Consolidated Graphics shareholders will be asked to consider and vote upon the proposal to approve the merger agreement.

R.R. Donnelley has supplied all information contained or incorporated by reference into this proxy statement/prospectus relating to R.R. Donnelley, and Consolidated Graphics has supplied all such information relating to Consolidated Graphics.

You should rely only on the information contained in or incorporated by reference into this proxy statement/prospectus. R.R. Donnelley and Consolidated Graphics have not authorized anyone to provide you with information that is different from that contained in or incorporated by reference into this proxy statement/prospectus. This proxy statement/prospectus is dated December 20, 2013, and you should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than such date. Further, you should not assume that the information incorporated by reference into this proxy statement/prospectus is accurate as of any date other than the date of the incorporated document. Neither the mailing of this proxy statement/prospectus to Consolidated Graphics shareholders nor the issuance by R.R. Donnelley of shares of its common stock pursuant to the merger agreement will create any implication to the contrary.

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

Annex A	Agreement and Plan of Merger, dated as of October 23, 2013, among Consolidated Graphics, Inc., R.R. Donnelley & Sons Company and Hunter Merger Sub, Inc.

Annex B	Voting Agreement, dated as of October 23, 2013, by and among R.R. Donnelley, Joe R. Davis and Consolidated Graphics, Inc.

Annex C	Opinion of Credit Suisse Securities (USA), LLC

Annex D	Texas Business Organizations Code Chapter 10, Subchapter H.

-iv-

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

The following questions and answers are intended to briefly address some commonly asked questions regarding the merger, the merger agreement, the voting agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a Consolidated Graphics shareholder. Please refer to the section entitled “Summary” beginning on page 9 of this proxy statement/prospectus and the more detailed information contained elsewhere in this proxy statement/prospectus, the annexes to this proxy statement/prospectus and the documents referred to in this proxy statement/prospectus, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this proxy statement/prospectus without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus.

Q:	Why am I receiving this proxy statement/prospectus and proxy card?

A:	R.R. Donnelley has agreed to acquire Consolidated Graphics under the terms of the merger agreement that are described in this proxy statement/prospectus. If the proposal to approve the merger agreement is approved by Consolidated Graphics shareholders and the other conditions to closing under the merger agreement are satisfied or waived, Hunter Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of R.R. Donnelley, which we refer to as Merger Sub, will merge with and into Consolidated Graphics, which we refer to as the merger, with Consolidated Graphics surviving the merger as a wholly owned subsidiary of R.R. Donnelley, which we refer to as the surviving corporation. As a result of the merger, Consolidated Graphics will no longer be a publicly held corporation. Following the merger, Consolidated Graphics common stock will be delisted from the New York Stock Exchange, which we refer to as the NYSE, and deregistered under the Exchange Act, and Consolidated Graphics will no longer file periodic reports with the SEC.

Consolidated Graphics is holding the special meeting to ask its shareholders to consider and vote upon a proposal to approve the merger agreement. Consolidated Graphics shareholders are also being asked to grant authority to proxy holders to vote in favor of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement, and to consider and vote upon a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

This proxy statement/prospectus includes important information about the merger, the merger agreement, a copy of which is attached as Annex A to this proxy statement/prospectus, the Voting Agreement, dated as of October 23, 2013, among R.R. Donnelley, Joe R. Davis and Consolidated Graphics, which we refer to as the voting agreement, a copy of which is attached as Annex B to this proxy statement/prospectus, and the special meeting. Consolidated Graphics shareholders should read this information carefully and in its entirety. The enclosed voting materials allow shareholders to vote their shares without attending the special meeting in person.

Q:	How does the Consolidated Graphics board recommend that I vote at the special meeting?

A:	The board of directors of Consolidated Graphics, which we refer to as the Consolidated Graphics board, unanimously recommends that Consolidated Graphics shareholders vote “FOR” the proposal to approve the merger agreement, “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and “FOR” the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger. See the section entitled “The Merger—Recommendation of the Consolidated Graphics Board; Consolidated Graphics’ Reasons for the Merger” beginning on page 52 of this proxy statement/prospectus.

Q:	What will I receive if the merger is completed?

A:	Upon completion of the merger, each share of Consolidated Graphics common stock issued and outstanding immediately prior to the completion of the merger will be converted into the right to receive (i) an amount in cash equal to $34.44, without interest and (ii) 1.651 shares of R.R. Donnelley common stock, which we refer to, collectively, as the per share merger consideration.

Q:	How do I calculate the value of the per share merger consideration?

A:	Because R.R. Donnelley will pay a fixed amount of cash and issue a fixed number of shares of R.R. Donnelley common stock as part of the per share merger consideration, the value of the per share merger consideration will depend in part on the price per share on the NASDAQ Global Select Market, which we refer to as Nasdaq, of R.R. Donnelley common stock at the time the merger is completed. That price will not be known at the time of the special meeting and may be greater or less than the current price of R.R. Donnelley common stock or the price of R.R. Donnelley common stock at the time of the special meeting.

Based on the closing price of $16.69 of R.R. Donnelley common stock on Nasdaq on October 23, 2013, the date of the execution of the merger agreement and the last trading day before the public announcement of the merger agreement, the per share merger consideration represented approximately $62.00 per share of Consolidated Graphics common stock. Based on the closing price of $18.18 of R.R. Donnelley common stock on Nasdaq on December 19, 2013, the latest practicable date before the mailing of this proxy statement/prospectus, the per share merger consideration represented approximately $64.46 per share of Consolidated Graphics common stock.

Q:	What happens if I am eligible to receive a fraction of a share of R.R. Donnelley common stock as part of the per share merger consideration?

A:	If the aggregate number of shares of R.R. Donnelley common stock that you are entitled to receive as part of the per share merger consideration includes a fraction of a share of R.R. Donnelley common stock, you will receive cash in lieu of that fractional share. See the section entitled “The Merger Agreement—Fractional Shares” beginning on page 72 of this proxy statement/prospectus.

Q:	When do you expect the merger to be completed?

A:	Subject to the satisfaction or waiver of the closing conditions described under the section entitled “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 83 of this proxy statement/prospectus, including the approval of the proposal to approve the merger agreement by Consolidated Graphics shareholders at the special meeting, Consolidated Graphics and R.R. Donnelley expect that the merger will be completed during the first quarter of 2014. However, it is possible that factors outside the control of both companies could result in the merger being completed at a different time or not at all.

Q:	What are the material United States federal income tax consequences of the merger to Consolidated Graphics shareholders?

A:	If you are a U.S. holder of Consolidated Graphics common stock, the merger will be a taxable transaction to you. For U.S. federal income tax purposes, your receipt of cash and R.R. Donnelley common stock in exchange for your shares of Consolidated Graphics common stock generally will cause you to recognize gain or loss measured by the difference, if any, between (i) the sum of the fair market value of the R.R. Donnelley common stock and the amount of cash (including any cash received in lieu of fractional shares of R.R. Donnelley common stock) you receive in the merger and (ii) your adjusted tax basis in your Consolidated Graphics common stock. If you are a non-U.S. holder of Consolidated Graphics common stock, the merger will generally not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States. In either case, you should consult your own tax advisor for a full understanding of how the merger will affect your taxes. See the section entitled “Material U.S. Federal Income Tax Consequences” beginning on page 98 of this proxy statement/prospectus.

Q:	Who can vote at the special meeting?

A:	All holders of record of Consolidated Graphics common stock as of the close of business on December 19, 2013, the record date for the special meeting, which we refer to as the record date, are entitled to receive notice of, and to vote at, the special meeting. Each holder of Consolidated Graphics common stock is entitled to cast one vote on each matter properly brought before the special meeting for each share of Consolidated Graphics common stock that such holder owned of record as of the record date.

Q:	When and where is the special meeting?

A:	The special meeting will be held on Tuesday, January 28, 2014, at 5:00 p.m. Central time, at 5858 Westheimer Rd., Suite 300, Houston, Texas 77057. All Consolidated Graphics shareholders of record as of the close of business on the record date, their duly authorized proxy holders, beneficial owners with proof of ownership and Consolidated Graphics’ guests are invited to attend the special meeting in person. To gain admittance, please bring valid photo identification, such as a driver’s license or passport, with you to the special meeting. If your shares of Consolidated Graphics common stock are held through a bank, brokerage firm or other nominee, please bring proof of your beneficial ownership of such shares to the special meeting. Acceptable proof could include an account statement showing that you owned shares of Consolidated Graphics common stock on the record date. If you are the representative of a corporate or institutional shareholder, you must present valid photo identification along with proof that you are the representative of such shareholder. Please note that cameras, recording devices and other electronic devices will not be permitted at the special meeting. For additional information about the special meeting, see the section entitled “Information About the Special Meeting” beginning on page 11 of this proxy statement/prospectus.

Q:	What am I being asked to vote on at the special meeting?

A:	You are being asked to consider and vote upon (i) a proposal to approve the merger agreement, (ii) the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and (iii) a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

Q:	Why am I being asked to consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers of Consolidated Graphics in connection with the merger?

A:	Under SEC rules, Consolidated Graphics is required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to its named executive officers that is based on, or otherwise relates to, the merger.

Q:	What will happen if Consolidated Graphics shareholders do not approve this merger-related compensation?

A:	Approval of the compensation that may be paid or become payable to Consolidated Graphics’ named executive officers that is based on, or otherwise relates to, the merger is not a condition to completion of the merger. The vote is an advisory vote and will not be binding on Consolidated Graphics or the surviving corporation in the merger. If the merger is completed, the merger-related compensation may be paid to Consolidated Graphics’ named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements even if Consolidated Graphics shareholders do not approve, by non-binding, advisory vote, the merger-related compensation.

Q:	What is the vote required to approve each proposal at the Consolidated Graphics special meeting?

A:

The approval of the proposal to approve the merger agreement requires the affirmative vote of the holders of two-thirds of the outstanding shares of Consolidated Graphics common stock entitled to vote on the matter at the special meeting. Because the affirmative vote required to approve the proposal to approve the merger agreement is based upon the total number of outstanding shares of Consolidated Graphics common stock, if you fail to submit a proxy or vote in person at the special meeting, or abstain, or you do not provide your bank, brokerage firm or other nominee with instructions, as applicable, this will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

The approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement requires the affirmative vote of the holders of a majority of shares of Consolidated Graphics common stock present in person or represented by proxy and entitled to vote on the matter at the special meeting, whether or not a quorum is present. A vote to abstain will have the same effect as a vote “AGAINST” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement. If you fail to submit a proxy or to vote in person at the special meeting or if your shares of Consolidated Graphics common stock are held through a bank, brokerage firm or other nominee and you do not instruct your bank, brokerage firm or other nominee to vote your shares of Consolidated Graphics common stock, your shares of Consolidated Graphics common stock will not be voted, but this will not have an effect on the vote to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement.

The approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger, requires the affirmative vote of holders of a majority of the shares of Consolidated Graphics common stock present in person or represented by proxy and entitled to vote on the matter at the special meeting. A vote to abstain will have the same effect as a vote “AGAINST” the proposal. If you fail to submit a proxy or to vote in person at the special meeting or if your shares of Consolidated Graphics common stock are held through a bank, brokerage firm or other nominee and you do not instruct your bank, brokerage firm or other nominee to vote your shares of Consolidated Graphics common stock, your shares of Consolidated Graphics common stock will not be voted, but this will not have an effect on the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

See the section entitled, “Information About the Special Meeting—Record Date and Quorum” beginning on page 38 of this proxy statement/prospectus.

Q:	What is the effect of the voting agreement on the proposal to approve the merger agreement?

A:	Joe R. Davis, the Chairman and Chief Executive Officer of Consolidated Graphics, has entered into the voting agreement, pursuant to which Mr. Davis has agreed to vote his shares, representing approximately 16.5% of the shares of Consolidated Graphics common stock outstanding as of the close of business on the record date and entitled to vote at the special meeting, in favor of the approval of the proposal the approve the merger agreement. The voting agreement does not change the amount of votes required to approve the proposal to approve the merger agreement. The approval of the proposal to approve the merger agreement requires the affirmative vote of the holders of two-thirds of the outstanding shares of Consolidated Graphics common stock entitled to vote on the matter at the special meeting, including Mr. Davis’ shares.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	If your shares of Consolidated Graphics common stock are registered directly in your name with the transfer agent of Consolidated Graphics, American Stock Transfer & Trust Company, LLC, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to vote, to grant a proxy for your vote directly to Consolidated Graphics or to a third party to vote at the special meeting.

If your shares are held by a bank, brokerage firm or other nominee, you are considered the beneficial owner of shares held in “street name,” and your bank, brokerage firm or other nominee is considered the shareholder of record with respect to those shares. Your bank, brokerage firm or other nominee will send you, as the beneficial owner, a package describing the procedure for voting your shares. You should follow the instructions provided by them to vote your shares. You are invited to attend the special meeting; however, you may not vote these shares in person at the special meeting unless you obtain a “legal proxy” from your bank, brokerage firm or other nominee that holds your shares, giving you the right to vote the shares at the special meeting.

Q:	If my shares of Consolidated Graphics common stock are held in “street name” by my bank, brokerage firm or other nominee, will my bank, brokerage firm or other nominee automatically vote those shares for me?

A:	Your bank, brokerage firm or other nominee will only be permitted to vote your shares of Consolidated Graphics common stock if you instruct your bank, brokerage firm or other nominee how to vote. You should follow the procedures provided by your bank, brokerage firm or other nominee regarding the voting of your shares of Consolidated Graphics common stock. In accordance with the rules of the NYSE, banks, brokerage firms and other nominees who hold shares of Consolidated Graphics common stock in street name for their customers have authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms and other nominees are precluded from exercising their voting discretion with respect to non-routine matters, such as the proposal to approve the merger agreement, the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and the proposal to approve, by non-binding, advisory vote, the merger-related executive compensation. As a result, absent specific instructions from the beneficial owner of such shares, banks, brokerage firms and other nominees are not empowered to vote such shares, which we refer to as a broker non-vote. The effect of not instructing your broker how you wish your shares to be voted will be the same as a vote “AGAINST” the proposal to approve the merger agreement, and will not have an effect on the vote to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or on the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

Q:	How many votes do I have?

A:	Each Consolidated Graphics shareholder is entitled to one vote for each share of Consolidated Graphics common stock held of record as of the record date. As of the close of business on the record date, there were 9,687,642 outstanding shares of Consolidated Graphics common stock.

Q:	What constitutes a quorum for the special meeting?

A:	A majority of the shares of Consolidated Graphics common stock issued and outstanding as of the close of business on the record date and entitled to vote, present in person or represented by proxy, at the special meeting constitutes a quorum for purposes of the special meeting. Votes to abstain are counted as present for the purpose of determining whether a quorum is present, but broker non-votes will not be included for this purpose. If you hold shares of Consolidated Graphics common stock in “street name” and you provide your bank, brokerage firm or other nominee with instructions as to how to vote your shares or obtain a legal proxy from such bank, brokerage firm or other nominee to vote your shares in person at the special meeting, then your shares will be counted as part of the quorum.

Q:	How do I vote?

A:	Shareholder of Record. If you are a shareholder of record, you may have your shares of Consolidated Graphics common stock voted on the matters to be presented at the special meeting in any of the following ways:

•	by telephone or over the Internet, by accessing the telephone number or Internet website specified on the enclosed proxy card. The control number provided on your proxy card is designed to verify your identity when voting by telephone or by Internet. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible;

•	by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope; or

•	in person—you may attend the special meeting and cast your vote there.

Beneficial Owner. If you are a beneficial owner, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you. Please note that if you are a beneficial owner and wish to vote in person at the special meeting, you must obtain a legal proxy from your bank, brokerage firm or other nominee.

Q:	How can I change or revoke my vote?

A:	You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by attending the special meeting and voting in person, or by giving written notice of revocation to Consolidated Graphics prior to the time the special meeting begins. Written notice of revocation should be mailed to: Consolidated Graphics, Inc., Attention: Corporate Secretary, 5858 Westheimer Rd., Suite 200, Houston, Texas 77057.

Q:	If a shareholder gives a proxy, how are the shares of Consolidated Graphics common stock voted?

A:	Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Consolidated Graphics common stock in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of Consolidated Graphics common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted “FOR” the proposal to approve the merger agreement, “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and “FOR” the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

Q:	What should I do if I receive more than one set of voting materials?

A:	If you hold shares of Consolidated Graphics common stock in “street name” and also directly as a record holder or otherwise or if you hold shares of Consolidated Graphics common stock in more than one brokerage account, you may receive more than one set of voting materials relating to the special meeting. Please complete, sign, date and return each proxy card (or cast your vote by telephone or Internet as provided on your proxy card) or otherwise follow the voting instructions provided in this proxy statement/prospectus in order to ensure that all of your shares of Consolidated Graphics common stock are voted. If you hold your shares in “street name” through a bank, brokerage firm or other nominee, you should follow the procedures provided by your bank, brokerage firm or other nominee to vote your shares.

Q:	What happens if I sell my shares of Consolidated Graphics common stock before the special meeting?

A:	The record date is earlier than both the date of the special meeting and the effective time of the merger. If you transfer your shares of Consolidated Graphics common stock after the record date but before the special meeting, you will, unless the transferee requests a proxy from you, retain your right to vote at the special meeting but will transfer the right to receive the per share merger consideration to the person to whom you transfer your shares. In order to receive the per share merger consideration, you must hold your shares through the effective time of the merger.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	Consolidated Graphics has engaged D.F. King to assist in the solicitation of proxies for the special meeting. Consolidated Graphics estimates that it will pay D.F. King a fee of $12,500 plus an additional fee of $4.50 per incoming and outgoing telephone contact and telecom charges. Consolidated Graphics has agreed to reimburse D.F. King for certain out-of-pocket fees and expenses and also will indemnify D.F. King against certain losses, claims, damages, liabilities or expenses. Consolidated Graphics also may reimburse banks, brokerage firms, other nominees or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Consolidated Graphics common stock. Consolidated Graphics’ directors, officers and employees also may solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	What do I need to do now?

A:	Even if you plan to attend the special meeting in person, after carefully reading and considering the information contained in this proxy statement/prospectus, please vote promptly to ensure that your shares are represented at the special meeting. If you hold your shares of Consolidated Graphics common stock in your own name as the shareholder of record, you may submit a proxy to have your shares of Consolidated Graphics common stock voted at the special meeting in one of three ways:

•	by telephone or over the Internet, by accessing the telephone number or Internet website specified on the enclosed proxy card. The control number provided on your proxy card is designed to verify your identity when voting by telephone or by Internet. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible;

•	by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope; or

•	in person—you may attend the special meeting and cast your vote there.

If you decide to attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. If you are a beneficial owner, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you. Please note that if you are a beneficial owner and wish to vote in person at the special meeting, you must obtain a legal proxy from your bank, brokerage firm or other nominee.

Q:	Should I send in my share certificates now?

A:	No, please do NOT return your share certificate(s) with your proxy. If the proposal to approve the merger agreement is approved by Consolidated Graphics shareholders and the merger is completed, you will be sent a letter of transmittal as promptly as reasonably practicable after the completion of the merger describing how you may exchange your shares of Consolidated Graphics common stock for the per share merger consideration. If your shares of Consolidated Graphics common stock are held in “street name” through a bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee as to how to effect the surrender of your “street name” shares of Consolidated Graphics common stock in exchange for the per share merger consideration.

Q:	Am I entitled to exercise appraisal rights instead of receiving the per share merger consideration for my shares of Consolidated Graphics common stock?

A:

Yes. Under Chapter 10, Subchapter H of the Texas Business Organizations Code, which we refer to as the TBOC, Consolidated Graphics shareholders who object in writing to the merger prior to the special meeting, vote against the merger at the special meeting in person or by proxy, and submit a written demand for appraisal after the special meeting will be entitled to dissenters’ rights of appraisal in connection with the merger, and if the merger is completed, obtain payment equal to the fair value of their shares of

Consolidated Graphics common stock instead of the per share merger consideration. These procedures are summarized in the section entitled “Dissenters’ Rights of Consolidated Graphics Shareholders” beginning on page 112 of this proxy statement/prospectus. In addition, the text of Chapter 10, Subchapter H of the TBOC is reproduced in its entirety as Annex D to this proxy statement/prospectus. Failure to strictly comply with these provisions will result in the loss of appraisal rights.

Q:	Are there any risks that I should consider in deciding whether to vote for the proposal to approve the merger agreement?

A:	Yes. You should read and carefully consider the risk factors set forth in the section entitled “Risk Factors” beginning on page 30 of this proxy statement/prospectus. You also should read and carefully consider the risk factors of R.R. Donnelley and Consolidated Graphics contained in the documents that are incorporated by reference into this proxy statement/prospectus.

Q:	Who can help answer any other questions I have?

A:	If you have additional questions about the merger, need assistance in submitting your proxy or voting your shares of Consolidated Graphics common stock, or need additional copies of this proxy statement/prospectus or the enclosed proxy card, please contact D.F. King, Consolidated Graphics’ proxy solicitor, by calling toll-free at 1-800-290-6429. Banks, brokerage firms, and other nominees may call collect at 212-269-5550.

Q:	What happens if the merger is not completed?

A:	If the merger agreement and the transactions contemplated thereby are not approved by Consolidated Graphics shareholders or if the merger is not completed for any other reason, Consolidated Graphics shareholders will not receive any consideration for their shares of Consolidated Graphics common stock. Instead, Consolidated Graphics will remain an independent public company, Consolidated Graphics common stock will continue to be listed and traded on the NYSE and registered under the Exchange Act and Consolidated Graphics will continue to file periodic reports with the SEC. Under specified circumstances, Consolidated Graphics may be required to pay R.R. Donnelley a termination fee of $15 million plus up to $3 million in expenses. See the section entitled “The Merger Agreement—Termination—Termination Fee; Expense Payment” beginning on page 85 of this proxy statement/prospectus.

SUMMARY

The following summary highlights selected information in this proxy statement/prospectus and may not contain all the information that may be important to you as a Consolidated Graphics shareholder. Accordingly, we encourage you to read carefully this entire proxy statement/prospectus, its annexes and the documents referred to in this proxy statement/prospectus. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference into this proxy statement/prospectus without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus.

Parties to the Merger (Page 43)

Consolidated Graphics, Inc.

5858 Westheimer Rd., Suite 200

Houston, Texas 77057

(713) 787-0977

Consolidated Graphics, Inc., a Texas corporation, is one of North America’s leading general commercial printing companies. With 70 printing businesses strategically located across 26 states, Toronto, Canada, Prague, Czech Republic, and Gero, Japan, Consolidated Graphics offers a broad geographic footprint, leading-edge capabilities, and high levels of convenience, efficiency and service.

Consolidated Graphics common stock is listed on the NYSE under the symbol “CGX.”

R.R. Donnelley & Sons Company

111 South Wacker Drive,

Chicago, Illinois 60606

(312) 326-8000

R.R. Donnelley & Sons Company, a Delaware corporation, is a global provider of integrated communications. R.R. Donnelley works collaboratively with more than 60,000 customers worldwide to develop custom communications solutions that reduce costs, drive top-line growth, enhance return on investment and increase compliance. Drawing on a range of proprietary and commercially available digital and conventional technologies deployed across four continents, R.R. Donnelley employs a suite of leading Internet-based capabilities and other resources to provide premedia, printing, logistics and business process outsourcing services to clients in virtually every private and public sector.

R.R. Donnelley common stock is listed on Nasdaq under the symbol “RRD.”

Hunter Merger Sub, Inc.

c/o R.R. Donnelley & Sons Company

111 South Wacker Drive,

Chicago, Illinois 60606

(312) 326-8000

Hunter Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of R.R. Donnelley, was formed solely for the purpose of facilitating the merger. Merger Sub has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the merger agreement. By operation of the merger, Merger Sub will be merged with and into Consolidated Graphics, Merger Sub’s separate existence will cease and Consolidated Graphics will become a wholly owned subsidiary of R.R. Donnelley.

The Merger and the Merger Agreement

The terms and conditions of the merger are contained in the merger agreement, a copy of which is attached as Annex A to this proxy statement/prospectus. We encourage you to read the merger agreement carefully and in its entirety, as it is the legal document that governs the merger.

Pursuant to the merger agreement, Merger Sub will merge with and into Consolidated Graphics. After the merger, Consolidated Graphics will be the surviving corporation and a wholly owned subsidiary of R.R. Donnelley. Following the merger, Consolidated Graphics common stock will be delisted from the NYSE, deregistered under the Exchange Act and will cease to be publicly traded.

Per Share Merger Consideration (Page 45)

At the effective time of the merger, each share of Consolidated Graphics common stock issued and outstanding immediately prior to the completion of the merger will be converted into the right to receive (i) an amount in cash equal to $34.44, without interest, and (ii) 1.651 shares of R.R. Donnelley common stock.

Recommendation of the Consolidated Graphics Board; Consolidated Graphics’ Reasons for the Merger (Page 52)

After careful consideration of various factors described in the section entitled “The Merger—Recommendation of the Consolidated Graphics Board; Consolidated Graphics’ Reasons for the Merger” beginning on page 52 of this proxy statement/prospectus, at a meeting held on October 23, 2013, the Consolidated Graphics board unanimously (i) approved and declared advisable the merger agreement and the voting agreement, and the consummation of the transactions contemplated by the merger agreement and voting agreement, upon the terms and subject to the conditions set forth in the merger agreement and voting agreement, (ii) determined that the terms of the merger agreement, and the other transactions contemplated by the merger agreement, are fair to, and in the best interests of, Consolidated Graphics and its shareholders, (iii) directed that the merger agreement be submitted to Consolidated Graphics shareholders for approval and (iv) recommended that Consolidated Graphics shareholders approve the merger agreement and the transactions contemplated thereby, including the merger.

Opinion of Consolidated Graphics’ Financial Advisor (Page 55)

In connection with the merger, Credit Suisse Securities (USA) LLC, which we refer to as Credit Suisse, which is serving as financial advisor to Consolidated Graphics, delivered an opinion, dated October 23, 2013, to the Consolidated Graphics board as to the fairness, from a financial point of view and as of the date of such opinion, of the per share merger consideration to be received by Consolidated Graphics shareholders. The full text of Credit Suisse’s written opinion, dated October 23, 2013, is attached to this proxy statement/prospectus as Annex C and sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Credit Suisse in connection with such opinion. The description of Credit Suisse’s opinion set forth in this proxy statement/prospectus is qualified in its entirety by reference to the full text of Credit Suisse’s opinion attached to this proxy statement/prospectus as Annex C. Credit Suisse’s opinion was provided to the Consolidated Graphics board (in its capacity as such) for its information in connection with its evaluation of the per share merger consideration from a financial point of view and did not address any other aspect of the merger, including the relative merits of the merger as compared to alternative transactions or strategies that might be available to Consolidated Graphics or the underlying business decision of Consolidated Graphics to proceed with the merger. The opinion should not be construed as creating any fiduciary duty on Credit Suisse’s part to any party and does not constitute advice or a recommendation to any Consolidated Graphics shareholder as to how such shareholder should vote or act on any matter relating to the merger or otherwise. See the section entitled “The Merger—Opinion of Consolidated Graphics’ Financial Advisor” beginning on page 55 of this proxy statement/prospectus.

Information About the Special Meeting (Page 38)

Time, Place and Purpose of the Special Meeting (Page 38)

The special meeting to consider and vote upon the proposal to approve the merger agreement will be held on Tuesday, January 28, 2014, at 5:00 p.m. Central time, at 5858 Westheimer Rd., Suite 300, Houston, Texas 77057.

At the special meeting, Consolidated Graphics shareholders will be asked to consider and vote upon (i) a proposal to approve the merger agreement, (ii) the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and (iii) a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

Record Date and Quorum (Page 38)

You are entitled to receive notice of, and to vote at, the special meeting if you owned shares of Consolidated Graphics common stock as of the close of business on December 19, 2013, the record date. On the record date, there were 9,687,642 shares of Consolidated Graphics common stock outstanding and entitled to vote. You will have one vote on all matters properly coming before the special meeting for each share of Consolidated Graphics common stock that you owned on the record date.

A majority of the shares of Consolidated Graphics common stock outstanding as of the close of business on the record date and entitled to vote, present in person or represented by proxy, at the special meeting constitutes a quorum for the purposes of the special meeting. Shares of Consolidated Graphics common stock represented at the special meeting but not voted, including shares of Consolidated Graphics common stock for which a shareholder directs an “abstention” from voting, will be counted for purposes of determining a quorum. A quorum is necessary to transact business at the special meeting. Once a share of Consolidated Graphics common stock is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be determined.

Vote Required (Page 39)

The approval of the proposal to approve the merger agreement requires the affirmative vote of the holders of two-thirds of the outstanding shares of Consolidated Graphics common stock entitled to vote thereon. Votes to abstain will not be counted as votes cast in favor of the proposal to approve the merger agreement, but will count for the purpose of determining whether a quorum is present. If you fail to submit a proxy or to vote in person at the special meeting, or if you vote to abstain, it will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

Approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement will require the affirmative vote of the holders of a majority of the outstanding shares of Consolidated Graphics common stock present in person or represented by proxy and entitled to vote at the special meeting, whether or not a quorum is present. For purposes of the vote on the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement, if your shares of Consolidated Graphics common stock are present in person at the special meeting but are not voted on, or if you have given a proxy and abstained on, the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement, this will have the same effect as if you voted “AGAINST” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement. If you fail to submit a proxy or vote in person at the special meeting, or there are broker non-votes on the issue, as applicable, the shares of Consolidated Graphics common stock that are not voted will not be counted in respect of, and will not have an effect on, the vote on the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement.

The approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger requires the affirmative vote of the holders of a majority of the shares of Consolidated Graphics common stock present in person or represented by proxy and entitled to vote on the matter at the special meeting. For purposes of the proposal, if your shares of Consolidated Graphics common stock are present in person at the special meeting but are not voted on this proposal, or if you have given a proxy and abstained on this proposal, this will have the same effect as if you voted “AGAINST” the approval of the proposal. If you fail to submit a proxy or to vote in person at the special meeting, or there are broker non-votes on the issue, as applicable, the shares of Consolidated Graphics common stock held by you or your bank, brokerage firm or other nominee will not be counted in respect of, and will not have an effect on, the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

As of the record date, the directors and executive officers of Consolidated Graphics were entitled to vote, in the aggregate, 1,654,467 shares of Consolidated Graphics common stock, representing 17.1% of the outstanding shares of Consolidated Graphics common stock as of the close of business on the record date. The directors and executive officers of Consolidated Graphics have informed Consolidated Graphics that they currently intend to vote all such shares of Consolidated Graphics common stock “FOR” the proposal to approve the merger agreement, “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and “FOR” the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

Proxies and Revocations (Page 40)

Any shareholder of record entitled to vote at the special meeting may submit a proxy by telephone, over the Internet, by returning the enclosed proxy card in the accompanying prepaid reply envelope or may vote in person by appearing at the special meeting. If your shares of Consolidated Graphics common stock are held in “street name” through a bank, brokerage firm or other nominee, you should instruct your bank, brokerage firm or other nominee on how to vote your shares of Consolidated Graphics common stock using the instructions provided by your bank, brokerage firm or other nominee. If you fail to submit a proxy or to vote in person at the special meeting, or do not provide your bank, brokerage firm or other nominee with instructions as to how to vote your shares, as applicable, your shares of Consolidated Graphics common stock will not be voted on the approval of the proposal to approve the merger agreement, which will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement, and your shares of Consolidated Graphics common stock will not have an effect on the vote to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or on the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger. Please note that if you are a beneficial owner and wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the special meeting.

You have the right to revoke a proxy, whether delivered by telephone, over the Internet or by mail, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by attending the special meeting and voting in person, or by giving written notice of revocation to Consolidated Graphics prior to the time the special meeting begins. Written notice of revocation should be mailed to: Consolidated Graphics, Inc., Attention: Corporate Secretary, 5858 Westheimer Rd., Suite 200, Houston, Texas 77057.

Interests of Consolidated Graphics’ Directors and Executive Officers in the Merger (Page 13)

The directors and executive officers of Consolidated Graphics may have interests in the merger that are different from, in addition to or in conflict with, those of Consolidated Graphics shareholders generally. These interests include the continued employment of certain executive officers of Consolidated Graphics, the treatment in the merger of options to acquire shares of Consolidated Graphics common stock granted under any agreement, which we refer to as Consolidated Graphics stock options, bonus awards, employment agreements, change-in-control severance agreements and other rights held by Consolidated Graphics’ directors and executive officers, and the indemnification of former Consolidated Graphics directors and officers by R.R. Donnelley. The Consolidated Graphics board was aware of and considered these interests when it declared advisable the merger agreement and the voting agreement, and the consummation of the transactions contemplated thereby, determined that the terms of the merger agreement, and the transactions contemplated by the merger agreement, were fair to, and in the best interests of, Consolidated Graphics and its shareholders, and recommended that Consolidated Graphics shareholders approve the merger agreement and the transactions contemplated thereby, including the merger. See the sections entitled “Interests of Consolidated Graphics’ Directors and Executive Officers in the Merger” beginning on page 13 of this proxy statement/prospectus and “Advisory Vote on Merger—Related Compensation for the Named Executive Officers of Consolidated Graphics” beginning on page 96 of this proxy statement/prospectus.

Treatment of Consolidated Graphics Stock Options in the Merger (Page 71)

At the effective time of the merger, each Consolidated Graphics stock option will be automatically cancelled and converted into the right to receive an amount in cash, which we refer to as the per share stock option consideration, equal to the excess, if any, of (i)(x)(1) $34.44, plus (2) the product of 1.651 and the average of the closing sale prices of shares of R.R. Donnelley common stock on Nasdaq for each of the 10 consecutive trading days ending with the third complete trading day prior to the closing date, which we refer to as the R.R. Donnelley trading price, minus (y) the per share exercise price of the applicable Consolidated Graphics stock option immediately prior to the effective time of the merger, multiplied by (ii) the aggregate number of shares of Consolidated Graphics common stock into which the applicable Consolidated Graphics stock option was exercisable immediately prior to the effective time of the merger.

If the exercise price per share of any such Consolidated Graphics stock option is equal to or greater than the per share stock option consideration, the Consolidated Graphics stock option will be cancelled without any cash payment.

Regulatory Approvals (Page 68)

The completion of the merger is subject to antitrust review in the United States. Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the HSR Act, and the rules promulgated thereunder, the merger may not be completed until notification and report forms have been filed with the Federal Trade Commission, which we refer to as the FTC, and the Department of Justice, which we refer to as the DOJ, and the applicable waiting period (or any extensions thereof) has expired or been terminated.

On November 13, 2013, Consolidated Graphics and R.R. Donnelley filed with the FTC and the DOJ notification and report forms under the HSR Act with respect to the proposed merger. The waiting period with respect to the notification and report forms filed under the HSR Act expired on December 13, 2013, without any action having been taken by the FTC or the DOJ.

Dissenters’ Rights of Consolidated Graphics Shareholders (Page 112)

Consolidated Graphics shareholders are entitled to appraisal rights under Chapter 10, Subchapter H of the TBOC. This means that, if the merger is completed, you are entitled to obtain payment equal to the fair value of your shares of Consolidated Graphics common stock instead of the per share merger consideration. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the merger agreement. To exercise your appraisal rights, you must submit a written objection to the merger to Consolidated Graphics before the vote is taken on the merger agreement, vote “AGAINST” the proposal to approve the merger agreement, and submit a written demand for appraisal after the vote is taken on the merger agreement. Your failure to follow exactly the procedures specified under the TBOC may result in the loss of your appraisal rights. If you hold your shares of Consolidated Graphics common stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or nominee. In light of the complexity of the TBOC, shareholders who may wish to pursue appraisal rights should consult their legal and financial advisors. See the section entitled “Dissenters’ Rights of Consolidated Graphics Shareholders” beginning on page 115 of this proxy statement/prospectus and the text of Chapter 10, Subchapter H of the TBOC reproduced in its entirety as Annex D to this proxy statement/prospectus.

Conditions to Completion of the Merger (Page 83)

Each party’s obligation to consummate the merger is subject to the satisfaction or waiver, to the extent applicable, of the following conditions:

•	approval of the merger agreement by the affirmative vote of the holders of two-thirds of the outstanding shares of Consolidated Graphics common stock entitled to vote thereon;

•	the expiration or termination of the waiting period applicable to the merger under the HSR Act;

•	the absence of any law, regulation, order, judgment, injunction or other requirement that restrains, enjoins or prohibits consummation of the transactions contemplated by the merger agreement;

•	the declaration by the SEC of the effectiveness of the registration statement on Form S-4 filed by R.R. Donnelley in respect of the shares of R.R. Donnelley common stock to be issued in the merger, of which this proxy statement/prospectus forms a part; and

•	the approval of the listing on Nasdaq of the shares of R.R. Donnelley common stock to be issued in the merger.

R.R. Donnelley and Merger Sub will not be obligated to effect the merger unless the following additional conditions are satisfied or waived:

•	the accuracy of the representations and warranties of Consolidated Graphics to the extent required under the merger agreement as described in the section entitled “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 83 of this proxy statement/prospectus;

•	the performance, in all material respects, by Consolidated Graphics of its obligations under the merger agreement required to be performed at or prior to the closing date of the merger;

•	the delivery to R.R. Donnelley of a certificate signed by an authorized executive officer of Consolidated Graphics certifying that the above conditions with respect to the accuracy of representations and warranties and performance of the obligations of Consolidated Graphics have been satisfied;

•	the absence of any legal proceeding in which a governmental entity of competent jurisdiction is seeking a judgment to prohibit, restrain or make illegal the consummation of the merger or the voting agreement; and

•	the absence of the requirement by governmental entities that R.R. Donnelley enter into agreements to license, dispose of or hold separate assets of Consolidated Graphics or its subsidiaries that produced gross revenues in excess of 5% of the gross revenues of Consolidated Graphics and its subsidiaries during its 2013 fiscal year in order to consummate the merger.

Consolidated Graphics will not be obligated to effect the merger unless the following additional conditions are satisfied or waived:

•	the performance, in all material respects, by R.R. Donnelley and Merger Sub of their respective obligations under the merger agreement required to be performed at or prior to the closing date of the merger;

•	the accuracy of the representations and warranties of R.R. Donnelley and Merger Sub to the extent required under the merger agreement as described in the section entitled “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 83 of this proxy statement/prospectus; and

•	the delivery to Consolidated Graphics of a certificate signed by an authorized executive officer of R.R. Donnelley certifying that the above conditions with respect to the accuracy of representations and warranties and performance of the obligations of R.R. Donnelley and Merger Sub have been satisfied.

For a more complete summary of the conditions that must be satisfied or waived prior to completion of the merger, see the section entitled “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 83 of this proxy statement/prospectus.

No Solicitation or Negotiation of Alternative Proposals (Page 88)

Under the terms of the merger agreement, Consolidated Graphics has agreed not to:

•	initiate, solicit, seek, encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any alternative proposal (as defined in the section entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus);

•	engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any person relating to, any alternative proposal; or

•	otherwise knowingly facilitate any effort or attempt to make an alternative proposal.

Notwithstanding these restrictions, prior to the approval of the merger agreement by Consolidated Graphics shareholders, Consolidated Graphics may:

•	provide information in response to a request therefor by a person who has made an unsolicited bona fide written alternative proposal, if Consolidated Graphics enters into a confidentiality agreement meeting certain requirements with such person and discloses such information to R.R. Donnelley to the extent not previously provided to R.R. Donnelley prior to or concurrently with disclosure to such person; or

•	engage or participate in discussions or negotiations with such person who has made an unsolicited bona fide written alternative proposal upon notice to R.R. Donnelley;

in each case if the Consolidated Graphics board:

•	determines in good faith after consultation with its outside legal counsel that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law; and

•	determines in good faith based on the information then available and after consultation with its financial advisor that such alternative proposal either constitutes a superior proposal (as defined in the section entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus) or is reasonably likely to result in a superior proposal.

Adverse Recommendation Change (Page 79)

Prior to the approval of the proposal to approve the merger agreement by Consolidated Graphics shareholders, the Consolidated Graphics board may withhold, withdraw, qualify or modify its recommendation to Consolidated Graphics shareholders that they vote in favor of the approval of the proposal to approve the merger agreement or approve, recommend or otherwise declare advisable any superior proposal that was not solicited, initiated, encouraged or knowingly facilitated in material breach of the non-solicitation provisions of the merger agreement, any of which we refer to as an adverse recommendation change, if the Consolidated Graphics board determines in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law, and

•	if the adverse recommendation change is made in the absence of a superior proposal, a material event, development, occurrence or change in circumstances or facts that was not actually known, appreciated or understood by the Consolidated Graphics board as of the date of the merger agreement has become known to it prior to the special meeting and Consolidated Graphics provides at least three business days’ notice, which we refer to as the notice period, to R.R. Donnelley of the Consolidated Graphics board’s intention to take such action and the basis therefor; or

•	if the adverse recommendation change is made with respect to a superior proposal, Consolidated Graphics notifies R.R. Donnelley that it intends to take such action, attaching the most current version of any agreement with respect to a superior proposal, if any, and the terms of the superior proposal to such notice, and, at the end of the notice period, the Consolidated Graphics board determines in good faith after consultation with its financial advisor and outside legal counsel, after taking into account any modifications to the terms of the merger agreement or the transactions contemplated by the merger agreement proposed by R.R. Donnelley during the notice period, that such superior proposal would continue to constitute a superior proposal even if such modifications were given effect.

Prior to making any adverse recommendation change, Consolidated Graphics will be required to negotiate with R.R. Donnelley in good faith during the notice period (to the extent R.R. Donnelley desires to negotiate) with respect to any modifications to the terms of the merger agreement and the transactions contemplated by the merger agreement as would permit the Consolidated Graphics board not to take such action.

Termination (Page 84)

The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the shareholder approval is obtained:

•	by mutual written consent of Consolidated Graphics and R.R. Donnelley;

•	by either R.R. Donnelley or Consolidated Graphics if:

•	any governmental entity has issued a final judgment prohibiting, restraining or making illegal the consummation of the merger or any of the other transactions contemplated by the merger agreement;

•	the merger has not been consummated by July 23, 2014, which we refer to as the outside date, which may be extended by R.R. Donnelley or Consolidated Graphics to no later than October 23, 2014 if all conditions to completion of the merger other than the expiration or termination of the waiting period applicable to the merger under the HSR Act have been satisfied or waived on or prior to July 23, 2014, which we refer as an outside date termination event; or

•	the approval of the proposal to approve the merger agreement by the holders of two-thirds of the issued and outstanding shares of Consolidated Graphics common stock, which we refer to as the Consolidated Graphics shareholder approval, has not been obtained at a special meeting of Consolidated Graphics’ shareholders or any adjournment or postponement thereof, which we refer to as a shareholder approval termination event; or

•	by Consolidated Graphics if:

•	it enters into an agreement with respect to a superior proposal, after having complied in all material respects with the applicable provisions described under the section entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus and simultaneously with such termination, Consolidated Graphics pays R.R. Donnelley the termination fee and expense payment (as described below); or

•	R.R. Donnelley breaches any of its representations, warranties, covenants or agreements in the merger agreement, or any of its representations or warranties shall have become untrue after the date of the merger agreement, such that the related non-mutual conditions to the obligation of Consolidated Graphics to close the merger would not be satisfied and such breach is not curable or, if curable, is not cured within the earlier of 30 days after written notice is given by the terminating party and the outside date; or

•	by R.R. Donnelley if:

•	the Consolidated Graphics board effects an adverse recommendation change, which we refer to as an adverse recommendation change termination event;

•	Consolidated Graphics has failed to take a vote of Consolidated Graphics shareholders to approve the merger agreement prior to the outside date;

•	the Consolidated Graphics board or Consolidated Graphics has breached in any material respect its obligations under the provisions described in the section entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus; or

•	Consolidated Graphics breaches any of its representations, warranties, covenants or agreements in the merger agreement, or any of its representations or warranties shall have become untrue after the date of the merger agreement, such that the related non-mutual conditions to the obligation of R.R. Donnelley and Merger Sub to close the merger would not be satisfied and such breach is not curable or, if curable, is not cured within the earlier of 30 days after written notice is given by the terminating party and the outside date.

We refer to any of the matters set forth in the three immediately preceding bullet points as a Consolidated Graphics breach termination event.

Termination Fee; Expense Payment (Page 85)

Consolidated Graphics will pay R.R. Donnelley the amount of $15 million in cash, which we refer to as the termination fee, if:

•	each of the following occurs:

•	either R.R. Donnelley or Consolidated Graphics terminates the merger agreement pursuant to an outside date termination event or a shareholder approval termination event or R.R. Donnelley terminates the merger agreement pursuant to a Consolidated Graphics breach termination event;

•	an alternative proposal is made to the Consolidated Graphics board, Consolidated Graphics or any of its subsidiaries or any Consolidated Graphics shareholders or any person has publicly announced an intention to make an alternative proposal, which proposal or publicly announced intention is not publicly and unconditionally withdrawn, with respect to any outside date termination event, at least 10 business days prior to the outside date, with respect to any shareholder approval termination event, at least five business days prior to the date of the shareholders’ meeting, including any postponement or adjournment thereof, and, with respect to any Consolidated Graphics breach termination event, at least 10 business days prior to such termination; and

•	within 12 months of any such termination, Consolidated Graphics or any of its subsidiaries enters into a binding written agreement with respect to, consummates, or approves or recommends to Consolidated Graphics shareholders, an alternative proposal, or an alternative proposal is consummated (substituting “50%” for “20%” in the definition of alternative proposal);

•	R.R. Donnelley terminates the merger agreement pursuant to an adverse recommendation change termination event; or

•	Consolidated Graphics terminates the merger agreement to enter into an agreement with respect to a superior proposal.

In addition, Consolidated Graphics will pay R.R. Donnelley all of the documented out-of-pocket expenses incurred by R.R. Donnelley or Merger Sub in connection with the merger agreement and the transactions contemplated by the merger agreement up to a maximum amount of $3 million, which we refer to as the expense payment, in the event that the merger agreement is terminated by:

•	Consolidated Graphics to enter into an agreement with respect to a superior proposal;

•	R.R. Donnelley pursuant to an adverse recommendation change termination event or a Consolidated Graphics’ breach termination event; or

•	either R.R. Donnelley or Consolidated Graphics pursuant to an outside date termination event and in the event that the termination fee becomes subsequently payable by Consolidated Graphics.

The Voting Agreement (Page 87)

On October 23, 2013, R.R. Donnelley, Consolidated Graphics and Joe R. Davis entered into the voting agreement. As of the date of the voting agreement, Mr. Davis owned in the aggregate 2,479,121 shares of Consolidated Graphics common stock, comprising 1,594,121 shares of Consolidated Graphics common stock and 885,000 shares subject to Consolidated Graphics stock options (of which 878,000 are vested and exercisable). Mr. Davis’ shares represented approximately 16.5% of the shares of Consolidated Graphics common stock outstanding as of the close of business on the record date and entitled to vote at the special meeting. Mr. Davis has agreed to vote his shares of Consolidated Graphics common stock in favor of the merger and any other matter that must be approved by Consolidated Graphics shareholders in order to facilitate the merger, and to vote against, among other things, any proposal opposing or competing with the merger. The voting agreement will terminate on the earliest to occur of the effective time of the merger, the termination of the merger agreement, and any material amendment to the merger agreement made without the written consent of Mr. Davis to decrease the amount of the per share merger consideration or change the mix of cash and stock that constitutes the per share merger consideration. Notwithstanding the foregoing, Mr. Davis has entered into the voting agreement solely in his capacity as a shareholder and not in his capacity as a director or officer of Consolidated Graphics or any of its subsidiaries. Accordingly, the voting agreement does not restrict or limit Mr. Davis from taking or omitting to take any action in his capacity as a director or officer of Consolidated Graphics in order to fulfill his fiduciary obligations under applicable law or acting in such capacity or voting in such capacity in the good faith exercise of his fiduciary duties under applicable law. A copy of the voting agreement is attached to this proxy statement as Annex B.

Accounting Treatment (Page 69)

R.R. Donnelley prepares its financial statements in accordance with accounting principles generally accepted in the United States of America, which we refer to as GAAP. The merger will be accounted for using the acquisition method of accounting. R.R. Donnelley will be treated as the acquiror for accounting purposes.

Material U.S. Federal Income Tax Consequences (Page 98)

If you are a U.S. holder of Consolidated Graphics common stock, the merger will be a taxable transaction to you. For U.S. federal income tax purposes, your receipt of cash and R.R. Donnelley common stock in exchange for your shares of Consolidated Graphics common stock generally will cause you to recognize gain or loss measured by the difference, if any, between the sum of (i) the fair market value of the R.R. Donnelley common stock and the amount of cash (including any cash received in lieu of fractional shares of R.R. Donnelley common stock) you receive in the merger and (ii) your adjusted tax basis in your Consolidated Graphics common stock. If you are a non-U.S. holder of Consolidated Graphics common stock, the merger will generally not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States. In either case, you should consult your own tax advisor for a full understanding of how the merger will affect your taxes.

Comparison of Shareholders’ Rights (Page 102)

The rights of Consolidated Graphics shareholders are governed by its restated articles of incorporation, as amended, and third amended and restated by-laws, as amended, and Texas corporate law. Your rights as a shareholder of R.R. Donnelley will be governed by R.R. Donnelley’s restated certificate of incorporation and amended and restated by-laws and Delaware corporate law. Your rights under R.R. Donnelley’s restated certificate of incorporation and amended and restated by-laws and under Delaware corporate law will differ in some respects from your rights under Consolidated Graphics’ restated articles of incorporation, as amended, and third amended and restated by-laws, as amended, and Texas corporate law. For more detailed information regarding a comparison of your rights as a shareholder of Consolidated Graphics and R.R. Donnelley, see the section entitled “Comparison of Shareholders’ Rights” beginning on page 102 of this proxy statement/prospectus.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF CONSOLIDATED GRAPHICS

The following table presents selected historical consolidated financial data for Consolidated Graphics as of and for the fiscal years ended March 31, 2013, 2012, 2011, 2010 and 2009 and as of and for the six months ended September 30, 2013 and 2012. The financial data as of March 31, 2013 and 2012 and for the fiscal years ended March 31, 2013, 2012 and 2011 have been derived from Consolidated Graphics’ audited consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2013, which is incorporated by reference into this proxy statement/prospectus. The financial data as of March 31, 2011, 2010 and 2009 and for the fiscal years ended March 31, 2010 and 2009 has been derived from Consolidated Graphics’ audited consolidated financial statements included in its Annual Report on Form 10-K for the fiscal years ended March 31, 2011 and 2010. The financial data as of September 30, 2013 and for the six months ended September 30, 2013 and 2012 have been derived from Consolidated Graphics’ unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the six months ended September 30, 2013, which is incorporated by reference into this proxy statement/prospectus. The financial data as of September 30, 2012 has been derived from Consolidated Graphics’ unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the six months ended September 30, 2012.

The information set forth below is not necessarily indicative of future results and should be read together with the other information contained in Consolidated Graphics’ Annual Report on Form 10-K for the fiscal year ended March 31, 2013 and Consolidated Graphics’ Quarterly Report on Form 10-Q for the six months ended September 30, 2013, including the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and related notes therein. See the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus.

	Six Months Ended September 30,		Year Ended March 31,
	2013	2012	2013	2012	2011	2010	2009
	(In thousands, except per share data)
Income Statement Data
Sales	$492,759	$501,943	$1,048,237	$1,045,195	$1,054,040	$990,861	$1,145,146
Cost of sales	375,395	390,674	804,969	809,163	802,348	770,075	874,711

Gross profit	117,364	111,269	243,268	236,032	251,692	220,786	270,435
Selling expenses	45,930	46,091	92,865	90,765	91,626	91,378	105,688
General and administrative expenses	48,311	48,933	97,458	97,454	88,828	88,091	95,261
Goodwill impairment charge			949	1,984	—	6,134	83,324
Other charges	2,957	3,962	15,993	18,786	(1,945)	7,210	17,350
Other expense (income), net	274	(273)	289	294	237	357	(809)

Operating income (loss)	19,892	12,556	35,714	26,749	72,946	27,616	(30,379)
Interest expense, net	1,524	2,835	5,227	6,291	7,612	9,592	14,995

Income (loss) before taxes	18,368	9,721	30,487	20,458	65,334	18,024	(45,374)
Income tax expense (benefit)	4,138	3,460	8,262	6,356	23,922	3,936	(5,804)

Net income (loss)	14,230	6,261	$22,225	$14,102	$41,412	$14,088	$(39,570)

Earnings (loss) per share
Basic	$1.47	$0.62	$2.27	$1.33	$3.63	$1.26	$(3.55)
Diluted	$1.46	$0.62	$2.26	$1.32	$3.57	$1.23	$(3.55)

	September 30,		March 31,
	2013	2012	2013	2012	2011	2010	2009
	(In thousands)
Balance Sheet Data
Working capital	$99,002	$73,474	$82,243	$64,542	$63,099	$48,364	$109,433
Property and equipment, net	322,280	372,343	343,832	377,055	388,681	380,708	430,519
Goodwill	23,776	25,072	23,870	24,847	27,124	24,226	29,436
Total assets	634,291	688,440	644,643	675,120	698,483	687,235	765,208
Long-term debt, net of current portion	83,085	146,056	103,134	140,150	154,161	159,321	287,164
Total shareholders’ equity	296,412	263,885	278,374	273,701	297,361	269,426	250,464

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF R.R. DONNELLEY

The following table presents selected historical consolidated financial data for R.R. Donnelley as of and for the fiscal years ended December 31, 2012, 2011, 2010, 2009 and 2008 and as of and for the nine months ended September 30, 2013 and 2012. The financial data for the fiscal years ended December 31, 2012, 2011 and 2010 have been derived from R.R. Donnelley’s audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which is incorporated by reference into this proxy statement/prospectus. The financial data as of and for the fiscal years ended December 31, 2009 and 2008 have been derived from R.R. Donnelley’s audited consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009. The financial data as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 have been derived from R.R. Donnelley’s unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2013, which is incorporated by reference into this proxy statement/prospectus. The financial data as of September 30, 2012 has been derived from R.R. Donnelley’s unaudited condensed consolidated financial statements included in the Quarterly Report on Form 10-Q for the nine months ended September 30, 2012.

The information set forth below is not necessarily indicative of future results and should be read together with the other information contained in R.R. Donnelley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and R.R. Donnelley’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2013, including the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and related notes therein. See the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus.

	Nine Months Ended September 30,		Year Ended December 31,
	2013(2)	2012(3)	2012(4)	2011(5)	2010(6)	2009(7)	2008(8)
	(in millions, except per share data)(1)
Net sales	$7,725.0	$7,562.3	$10,221.9	$10,611.0	$10,018.9	$9,857.4	$11,581.6
Net earnings (loss) from continuing operations attributable to R.R. Donnelley common shareholders	107.2	197.6	(651.4)	(122.6)	221.7	(27.3)	(191.7)
Net earnings (loss) from continuing operations attributable to R.R. Donnelley common shareholders per diluted share	0.58	1.09	(3.61)	(0.63)	1.06	(0.13)	(0.91)
Income from discontinued operations, net of tax	—	—	—	—	—	—	1.8
Net earnings (loss) attributable to R.R. Donnelley common shareholders	107.2	197.6	(651.4)	(122.6)	221.7	(27.3)	(189.9)
Net earnings (loss) attributable to R.R. Donnelley common shareholders per diluted share	0.58	1.09	(3.61)	(0.63)	1.06	(0.13)	(0.90)
Total assets	7,102.0	8,303.9	7,262.7	8,281.7	9,083.2	8,747.6	9,494.3
Long-term debt	3,240.1	3,422.3	3,420.2	3,416.8	3,398.6	2,982.5	3,203.3
Cash dividends per common share	0.78	0.78	1.04	1.04	1.04	1.04	1.04

(1)	Reflects results of acquired businesses from the relevant acquisition dates.
(2)	Includes an $81.9 million pre-tax loss on the repurchases of $753.7 million of senior notes; pre-tax restructuring, impairment and other charges of $80.6 million; $5.5 million pre-tax impairment losses on equity investments; $3.2 million pre-tax loss on the currency devaluation in Venezuela and $2.2 million of acquisition-related expenses.

(3)	Includes pre-tax restructuring, impairment and other charges of $97.9 million; a $15.1 million net benefit from income tax adjustments for the recognition of $26.1 million of previously unrecognized tax benefits due to the resolution of certain U.S. federal uncertain tax positions, partially offset by a provision of $11.0 million related to certain foreign earnings no longer considered to be permanently reinvested; a $12.1 million pre-tax loss on the repurchases of $441.8 million of senior notes, a $4.1 million pre-tax impairment loss on an equity investment and $2.1 million of acquisition-related expenses.
(4)	Includes pre-tax restructuring, impairment and other charges of $1,118.5 million; a $4.8 million net benefit from income tax adjustments including the recognition of $26.1 million of previously unrecognized tax benefits due to the resolution of certain U.S. federal uncertain tax positions and a $22.4 million benefit related to the decline in value and reorganization of certain entities within the International segment, partially offset by a valuation allowance provision of $32.7 million on certain deferred tax assets in Latin America and an $11.0 million provision related to certain foreign earnings no longer considered to be permanently reinvested; a $16.1 million pre-tax loss on the repurchases of $441.8 million of senior notes and termination of R.R. Donnelley’s previous $1.75 billion unsecured revolving credit agreement which was due to expire on December 17, 2013; a $4.1 million pre-tax impairment loss on an equity investment; $3.7 million pre-tax gain on pension curtailment and $2.5 million of acquisition-related expenses.
(5)	Includes pre-tax restructuring, impairment and other charges of $667.8 million; a $74.8 million income tax benefit due to the expiration of U.S. federal statutes of limitations for certain years; a $69.9 million pre-tax loss on the repurchases of $427.8 million of senior notes; a $38.7 million pre-tax gain on pension curtailment; $15.3 million of pre-tax contingent expense for compensation earned by the prior owners of an acquired business; a $9.8 million pre-tax gain on the investment in Helium, Inc. and $2.2 million of acquisition-related expenses.
(6)	Includes pre-tax restructuring, impairment and other charges of $157.9 million; $13.5 million of acquisition-related expenses; an $8.9 million pre-tax loss on the currency devaluation in Venezuela and a pre-tax $1.1 million write-down of affordable housing investments.
(7)	Includes pre-tax restructuring, impairment and other charges of $382.7 million; $15.6 million of income tax expense due to the reorganization of certain entities within the International segment; a $13.0 million pre-tax loss on the repurchases of $640.6 million of senior notes; a pre-tax $2.4 million write-down of affordable housing investments and $1.6 million of acquisition-related expenses.
(8)	Includes pre-tax restructuring, impairment and other charges of $1,184.7 million; a tax benefit of $228.8 million related to the decline in value and reorganization of certain entities within the International segment and a tax benefit of $38.0 million from the recognition of uncertain tax positions upon settlement of certain U.S. federal tax audits for the years 2000-2002 and a $9.9 million pre-tax loss for the termination of cross-currency swaps.

COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

The following selected unaudited pro forma per share information for the year ended December 31, 2012 and the nine month period ended September 30, 2013 reflects the merger and related transactions as if they had occurred on January 1, 2012. The book value per share amounts in the table below reflects the merger as if it had occurred on September 30, 2013 or December 31, 2012. The information in the table is based on, and should be read together with, the historical financial information that R.R. Donnelley and Consolidated Graphics have presented in their respective filings with the SEC. See the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus.

The unaudited pro forma combined per share data is presented for illustrative purposes only and are not necessarily indicative of actual or future financial position or results of operations that would have been realized if the proposed merger had been completed as of the dates indicated or will be realized upon the completion of the proposed merger. The summary pro forma information is preliminary, based on initial estimates of the fair value of assets acquired (including intangible assets) and liabilities assumed, and is subject to change as more information regarding the fair values are obtained, which changes could be materially different than the initial estimates.

Consolidated Graphics did not declare or pay any dividends during the periods presented.

	Historical				Unaudited Pro Forma Combined(1)		Equivalent Basis Unaudited Pro Forma Combined(1)(5)

	R.R. Donnelley (Unaudited)		Consolidated Graphics (Unaudited)(1)
Basic Earnings (Loss) per Share Attributable to Common Shareholders
Nine Months Ended September 30, 2013	$0.59		$1.44		$0.50	(6)	$0.83	(6)
Year Ended December 31, 2012	$(3.61)		$1.67		$(3.40	)(7)	$(5.61	)(7)
Diluted Earnings (Loss) per Share Attributable to Common Shareholders
Nine Months Ended September 30, 2013	$0.58		$1.44		$0.50	(6)	$0.83	(6)
Year Ended December 31, 2012	$(3.61)		$1.66		$(3.40	)(7)	$(5.61	)(7)
Cash Dividends Per Share
Nine Months Ended September 30, 2013	$0.78		—		$0.78	(2)	$1.29
Year Ended December 31, 2012	$1.04		—		$1.04	(2)	$1.72
Book Value Per Share
As of September 30, 2013	$0.20	(3)	$30.60	(3)	$1.65	(4)(6)	$2.72	(4)(6)
As of December 31, 2012	$0.38	(3)	$29.05	(3)	$1.83	(4)(7)	$3.02	(4)(7)

(1)	Consolidated Graphics’ fiscal year end is March 31. In order to conform to R.R. Donnelley’s fiscal year end of December 31, Consolidated Graphics’ financial information included above has been calculated for the year-ended December 31, 2012 and nine months ended September 30, 2013.
(2)	Amounts are the same as historical cash dividends per share since no change in dividend policy is expected as a result of the transaction.
(3)	Book value per share represents the total shareholders’ equity as of September 30, 2013 or December 31, 2012 divided by the number of shares outstanding.
(4)	Book value per share represents R.R. Donnelley’s total shareholders’ equity as of September 30, 2013 or December 31, 2012, plus the equity portion of the estimated purchase price based on the closing price of $18.18 of R.R. Donnelley common stock on December 19, 2013 and Consolidated Graphics’ outstanding shares as of October 31, 2013, divided by the pro forma shares outstanding.

(5)	The per share amounts are calculated by multiplying the unaudited pro forma combined per share amounts by the exchange ratio of 1.651.
(6)	The unaudited pro forma and equivalent basis per share amounts for the nine months ended September 30, 2013 include adjustments to remove acquisition-related expenses, to increase depreciation and amortization expenses for expected fair value adjustments to property, plant and equipment and intangible assets and to increase financing costs for borrowings associated with the transaction. The pro forma amounts also reflect the issuance of 16.0 million incremental shares as part of the transaction, representing shares to be issued in respect of the issued and outstanding shares of Consolidated Graphics common stock as part of the per share merger consideration.
(7)	The unaudited pro forma and equivalent basis per share amounts for the year ended December 31, 2012 include adjustments to increase depreciation and amortization expense for expected fair value adjustments to property, plant and equipment and intangible assets and to increase financing costs for borrowings associated with the transaction. The pro forma amounts also reflect the issuance of 16.0 million incremental shares as part of the transaction, representing shares to be issued in respect of the issued and outstanding shares of Consolidated Graphics common stock as part of the per share merger consideration.

COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

Comparative Per Share Market Price Information

Consolidated Graphics common stock trades on the NYSE under the symbol “CGX” and R.R. Donnelley common stock trades on Nasdaq under the symbol “RRD.” The following table presents the closing prices of Consolidated Graphics common stock and R.R. Donnelley common stock on October 23, 2013, the last trading day before the public announcement of the merger agreement, and December 19, 2013, the last practicable trading day prior to the mailing of this proxy statement/prospectus. The table also represents the equivalent value of the stock portion of the per share merger consideration on those dates, calculated by multiplying the closing price of R.R. Donnelley common stock on those dates by the exchange ratio of 1.651.

Date	Consolidated Graphics Closing Price	R.R. Donnelley Closing Price	Exchange Ratio	Equivalent Per Share Value
October 23, 2013	$63.60	$16.69	1.651	$27.56
December 19, 2013	$63.81	$18.18	1.651	$30.02

The above table shows only historical comparisons. These comparisons may not provide meaningful information to Consolidated Graphics shareholders in determining whether to approve the merger agreement. Consolidated Graphics shareholders are urged to obtain current market quotations for R.R. Donnelley common stock and Consolidated Graphics common stock and to review carefully the other information contained in this proxy statement/prospectus or incorporated by reference into this proxy statement/prospectus in considering whether to approve the merger agreement. See the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus.

Comparative Stock Prices and Dividends

The following table sets forth, for the periods indicated, the high and low sale prices per share of Consolidated Graphics common stock as reported by the NYSE and the high and low sale prices per share of R.R. Donnelley common stock as reported by Nasdaq. The table also provides information as to dividends paid per share of Consolidated Graphics common stock and R.R. Donnelley common stock.

	Consolidated Graphics			R.R. Donnelley
	Common Stock Price		Dividend per Share	Common Stock Price		Dividend per Share
	High	Low		High	Low
For the calendar quarter ended:
2013
December 31, 2013 (through December 19, 2013)	$66.36	$54.83	$0.00	$19.80	$15.63	$0.26
September 30, 2013	$59.45	$46.89	$0.00	$19.41	$14.00	$0.26
June 30, 2013	$49.38	$33.86	$0.00	$14.35	$10.93	$0.26
March 31, 2013	$41.26	$34.02	$0.00	$12.08	$8.65	$0.26

2012
December 31, 2012	$35.34	$25.35	$0.00	$11.17	$8.30	$0.26
September 30, 2012	$29.39	$21.76	$0.00	$13.30	$10.50	$0.26
June 30, 2012	$45.65	$26.33	$0.00	$12.96	$9.95	$0.26
March 31, 2012	$55.88	$44.14	$0.00	$15.22	$11.25	$0.26

2011
December 31, 2011	$51.60	$35.34	$0.00	$16.75	$12.90	$0.26
September 30, 2011	$57.99	$30.52	$0.00	$20.60	$13.16	$0.26
June 30, 2011	$60.84	$49.29	$0.00	$21.34	$18.55	$0.26
March 31, 2011	$56.50	$48.50	$0.00	$19.45	$17.32	$0.26

2010
December 31, 2010	$51.69	$40.93	$0.00	$19.06	$15.71	$0.26
September 30, 2010	$47.44	$33.71	$0.00	$18.10	$14.87	$0.26
June 30, 2010	$48.25	$34.53	$0.00	$22.83	$16.27	$0.26
March 31, 2010	$48.48	$33.21	$0.00	$23.20	$18.51	$0.26

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This registration statement on Form S-4, of which this proxy statement/prospectus forms a part, and the documents to which Consolidated Graphics and R.R. Donnelley refer you to in this registration statement, of which this proxy statement/prospectus forms a part, as well as oral statements made or to be made by Consolidated Graphics and R.R. Donnelley, include certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Exchange Act with respect to the businesses, strategies and plans of Consolidated Graphics and R.R. Donnelley, their expectations relating to the merger and their future financial condition and performance. Statements included in or incorporated by reference into this registration statement, of which this proxy statement/prospectus forms a part, that are not historical facts, including statements about the beliefs and expectations of the managements of Consolidated Graphics and R.R. Donnelley, are forward-looking statements. Words such as “believes,” “anticipates,” “estimates,” “expects,” “intends,” “aims,” “potential,” “will,” “would,” “could,” “considered,” “likely,” “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While Consolidated Graphics and R.R. Donnelley believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of R.R. Donnelley and Consolidated Graphics. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the current expectations of Consolidated Graphics and R.R. Donnelley depending upon a number of factors affecting their businesses and risks associated with the successful execution of the merger and the integration and performance of their businesses following the merger. These factors include, but are not limited to, risks and uncertainties detailed in R.R. Donnelley’s periodic public filings with the SEC, including those discussed in the sections entitled “Risk Factors” in R.R. Donnelley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and R.R. Donnelley’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2013, June 30, 2013 and September 30, 2013 and in Consolidated Graphics’ Annual Report on Form 10-K for the fiscal year ended March 31, 2013 and Consolidated Graphics’ Quarterly Reports on Form 10-Q for the periods ended June 30, 2013 and September 30, 2013, factors contained or incorporated by reference into such documents and in subsequent filings by R.R. Donnelley and Consolidated Graphics with the SEC, and the following factors:

•	the occurrence of any change, effect, event, occurrence, development, matter, state of facts, series of events or circumstances that could give rise to the termination of the merger agreement, including a termination of the merger agreement under circumstances that could require Consolidated Graphics to pay a termination fee and expenses to R.R. Donnelley;

•	the ability to implement integration plans for the merger, including with respect to sales forces, cost containment, asset rationalization and other key strategies and the ability to recognize the anticipated growth and cost savings and benefits of the merger;

•	the inability to complete the merger due to the failure to obtain the Consolidated Graphics shareholder approval or the failure to satisfy other conditions to the closing of the merger;

•	the failure of the merger to close for any other reason;

•	risks that the merger and the other transactions contemplated by the merger agreement disrupt current plans and operations and the potential difficulties in retention of any members of senior management of Consolidated Graphics and any other key employees that R.R. Donnelley is interested in retaining after the closing of the merger;

•	the outcome of any legal proceedings that have been or may be instituted against Consolidated Graphics and/or others relating to the merger agreement;

•	diversion of the attention of Consolidated Graphics and R.R. Donnelley management from ongoing business concerns;

•	limitations placed on the ability of Consolidated Graphics and R.R. Donnelley to operate their respective businesses by the merger agreement;

•	the effect of the announcement of the merger on Consolidated Graphics’ and R.R. Donnelley’s business relationships, employees, customers, suppliers, vendors, other partners, standing with regulators, operating results and businesses generally;

•	the amount of any costs, fees, expenses, impairments and charges related to the merger;

•	the volatility and disruption of the capital and credit markets and adverse changes in the global economy;

•	factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, the rate of migration from paper-based forms to digital format, customers’ budgetary constraints and customers’ changes in short-range and long-range plans;

•	uncertainty in predicting future results due to the lack of long-term contracts with customers, being the norm in the commercial printing industry;

•	customers’ financial strength;

•	shortages or changes in availability, or increases in costs of, key materials (such as ink, paper and fuel);

•	changes in tax laws or interpretations that could increase the consolidated tax liabilities of Consolidated Graphics and R.R. Donnelley; and

•	competitive pressures in all markets in which Consolidated Graphics and R.R. Donnelley operate.

Consequently, all of the forward-looking statements Consolidated Graphics or R.R. Donnelley make in this document are qualified by the information contained or incorporated by reference into this proxy statement/ prospectus, including, but not limited to (i) the information contained under this heading and (ii) the information discussed in the sections entitled “Risk Factors” in R.R. Donnelley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and R.R. Donnelley’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2013, June 30, 2013 and September 30, 2013 and in Consolidated Graphics’ Annual Report on Form 10-K for the fiscal year ended March 31, 2013 and Consolidated Graphics’ Quarterly Reports on Form 10-Q for the periods ended June 30, 2013 and September 30, 2013. See the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus.

R.R. Donnelley and Consolidated Graphics do not undertake to and specifically disclaim any obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

RISK FACTORS

By voting in favor of the proposal to approve the merger agreement, Consolidated Graphics shareholders will be choosing to invest in R.R. Donnelley common stock. An investment in R.R. Donnelley common stock involves a high degree of risk. Before you vote, you should carefully consider the risks described below, those described in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 28 of this proxy statement/prospectus and the other information contained in this proxy statement/prospectus or in the documents of Consolidated Graphics and R.R. Donnelley incorporated by reference into this proxy statement/prospectus, particularly the risk factors set forth in the documents of Consolidated Graphics and R.R. Donnelley incorporated by reference into this proxy statement/prospectus. See the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus. In addition to the risks set forth below, new risks may emerge from time to time and it is not possible to predict all risk factors, nor can Consolidated Graphics or R.R. Donnelley assess the impact of all factors on the merger and the combined company following the merger or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in or implied by any forward-looking statements.

Risks Relating to the Merger

Because the market price of shares of R.R. Donnelley common stock will fluctuate, you cannot be sure of the market value of the shares of R.R. Donnelley common stock you will receive in the merger.

Upon completion of the merger, each share of Consolidated Graphics common stock that you hold will be converted into the right to receive the per share merger consideration, which will consist of (i) an amount in cash equal to $34.44, without interest, and (ii) 1.651 shares of R.R. Donnelley common stock. There will be no adjustment to the per share merger consideration or exchange ratio for the stock portion of the per share merger consideration due to changes in the market price of either shares of Consolidated Graphics common stock or R.R. Donnelley common stock and the merger agreement does not provide for any price-based termination right. Accordingly, the market value of the shares of R.R. Donnelley common stock that you will be entitled to receive upon completion of the merger with respect to the stock portion of the per share merger consideration will depend on the market value of the shares of R.R. Donnelley common stock at the time of the completion of the merger and could vary significantly from the market value on the date of this proxy statement/prospectus or the date of the special meeting. In addition, the market value of the shares of R.R. Donnelley common stock that you will be entitled to receive in the merger with respect to the stock portion of the per share merger consideration also will continue to fluctuate after the completion of the merger and you could lose the value of your investment in R.R. Donnelley common stock. See the section entitled “Comparative Per Share Market Price and Dividend Information” beginning on page 26 of this proxy statement/prospectus.

Such variations could be the result of changes in the business, operations or products of Consolidated Graphics or R.R. Donnelley prior to the merger and R.R. Donnelley following the merger, market assessments of the likelihood that the merger will be completed or the timing of the completion of the merger, regulatory considerations, general market and economic conditions and other factors both within and beyond the control of R.R. Donnelley or Consolidated Graphics. Because the date that the merger will be completed will be later than the date of the special meeting, at the time of the special meeting you will not know the value of the R.R. Donnelley common stock that you will receive upon completion of the merger with respect to the stock portion of the per share merger consideration.

The market price for R.R. Donnelley common stock may be affected by factors different from those that historically have affected Consolidated Graphics common stock.

Upon completion of the merger, Consolidated Graphics shareholders will become R.R. Donnelley shareholders. R.R. Donnelley’s business differs from that of Consolidated Graphics, and accordingly the results of operations of R.R. Donnelley will be affected by some factors that are different from those currently affecting the results of operations of Consolidated Graphics. For a discussion of the businesses of R.R. Donnelley and

Consolidated Graphics and of some important factors to consider in connection with those businesses, see the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus for the location of information incorporated by reference into this proxy statement/prospectus.

Unanticipated regulatory actions could prevent, or substantially delay, consummation of the merger.

Under the provisions of the HSR Act, the merger may not be completed until notification and report forms have been filed with the FTC and the DOJ and the expiration of a statutory waiting period, or the early termination of that waiting period, following the parties’ filing of their respective notification and report forms. On November 13, 2013, Consolidated Graphics and R.R. Donnelley filed with the FTC and the DOJ their respective notification and report forms under the HSR Act. The waiting period with respect to the notifications filed under the HSR Act expired on December 13, 2013, without any action having been taken by the FTC or the DOJ.

Notwithstanding the expiration of the statutory waiting period, at any time before or after completion of the merger, the FTC or the DOJ could act under the antitrust laws to prevent a substantial lessening of competition or the creation of a monopoly, including by seeking to enjoin completion of the transaction or seeking divestiture of assets, businesses or product lines of Consolidated Graphics or R.R. Donnelley. An extended period of time to complete the merger would increase the chance that an event occurs that constitutes a material adverse effect with respect to Consolidated Graphics and thereby may offer R.R. Donnelley an opportunity not to close the merger. Such extended period of time also may increase the chance that other adverse effects with respect to Consolidated Graphics could occur, such as the loss of key personnel. Similarly, an extended period of time would increase the chance that an event occurs that constitutes a material adverse effect with respect to R.R. Donnelley, that has an adverse impact on the value of the R.R. Donnelley common stock, and thus has a negative impact on the per share merger consideration.

The closing of the merger is subject to many conditions and if these conditions are not satisfied or waived, the merger will not be completed.

The closing of the merger is subject to a number of conditions as set forth in the merger agreement that must be satisfied or waived, including the Consolidated Graphics shareholder approval, the absence of any law or order prohibiting the closing of the merger, the expiration or termination of the waiting period applicable to the merger under the HSR Act, the declaration by the SEC of the effectiveness of the registration statement on Form S-4 filed by R.R. Donnelley in respect of the shares of R.R. Donnelley common stock to be issued in the merger, of which this proxy statement/prospectus forms a part, and the approval of the listing on Nasdaq of the shares of R.R. Donnelley common stock to be issued in the merger.

The closing of the merger is also dependent on the accuracy of representations and warranties made by the parties to the merger agreement (subject to customary materiality qualifiers and other customary exceptions) and the performance in all material respects by the parties of obligations imposed under the merger agreement.

For a more complete summary of the conditions that must be satisfied or waived prior to completion of the merger, see the section entitled “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 83 of this proxy statement/prospectus.

There can be no assurance whether or when the conditions to closing of the merger will be satisfied or waived or the merger will be consummated.

The opinion of Consolidated Graphics’ financial advisor will not reflect changes in circumstances between the signing of the merger agreement and the completion of the merger.

Consolidated Graphics has not obtained an updated opinion from its financial advisor, Credit Suisse, as of the date of this proxy statement/prospectus and does not expect to receive an updated opinion prior to the completion of the merger. Changes in the operations and prospects of Consolidated Graphics, general market and economic conditions and other factors that may be beyond the control of Consolidated Graphics, and on which the opinion of Credit Suisse was based, may significantly alter the value of Consolidated Graphics or the price of Consolidated Graphics common stock by the time the merger is completed. The opinion does not speak as of the time the merger will be completed or as of any date other than the date of the opinion. Because Credit Suisse will not be updating its opinion, which was issued in connection with the execution of the merger agreement on October 23, 2013, the opinion will not address the fairness of the per share merger consideration from a financial point of view at the time the merger is completed. The recommendation of the Consolidated Graphics board that Consolidated Graphics shareholders vote “FOR” the proposal to approve the merger agreement, “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and “FOR” the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger, however, are made as of the date of this proxy statement/prospectus. For a description of the opinion that Consolidated Graphics received from Credit Suisse, see the section entitled “The Merger—Opinion of Consolidated Graphics’ Financial Advisor” beginning on page 55 of this proxy statement/prospectus.

Consolidated Graphics will be subject to business uncertainties and certain operating restrictions until consummation of the merger.

Uncertainty about the effect of the merger on employees and customers may have an adverse effect on Consolidated Graphics and consequently on the combined company following the merger. These uncertainties could disrupt the business of Consolidated Graphics and cause customers, suppliers, vendors, partners and others that deal with Consolidated Graphics to defer entering into contracts with Consolidated Graphics or making other decisions concerning Consolidated Graphics or seek to change or cancel existing business relationships with Consolidated Graphics. The uncertainty and difficulty of integration could also cause key employees of Consolidated Graphics to lose motivation or to leave their employment. In addition, the merger agreement restricts Consolidated Graphics from making certain acquisitions and taking other specified actions until the merger occurs without the consent of R.R. Donnelley. These restrictions may prevent Consolidated Graphics from pursuing attractive business opportunities that may arise prior to the completion of the merger. See the section entitled “The Merger Agreement—Conduct of Businesses of Consolidated Graphics and its Subsidiaries Prior to Completion of the Merger” beginning on page 76 of this proxy statement/prospectus for a description of the restrictive covenants to which Consolidated Graphics is subject.

The merger agreement may be terminated in accordance with its terms and the merger may not be consummated.

Either Consolidated Graphics or R.R. Donnelley may terminate the merger agreement under certain circumstances, including, among other reasons, if the merger is not completed by the outside date. In addition, if the merger agreement is terminated under certain circumstances specified in the merger agreement, Consolidated Graphics may be required to pay R.R. Donnelley a termination fee of $15 million plus up to $3 million in expenses, including in the event Consolidated Graphics terminates the merger agreement to enter into an agreement with respect to a superior proposal. See the sections entitled “The Merger Agreement—Termination Fee; Expense Payment” beginning on page 85 of this proxy statement/prospectus for a more complete discussion of the circumstances under which the merger agreement could be terminated and when the termination fee and expense payment may be payable by Consolidated Graphics.

The merger agreement contains restrictions on the ability of Consolidated Graphics to pursue other alternatives to the merger.

The merger agreement contains non-solicitation provisions that, subject to limited exceptions, restrict the ability of Consolidated Graphics to initiate, solicit, seek, encourage or knowingly facilitate any third-party offer or proposal that might reasonably be expected to lead to an alternative proposal. Further, subject to limited exceptions, consistent with applicable law, the merger agreement provides that the Consolidated Graphics board will not withhold, withdraw, qualify or modify in a manner adverse to R.R. Donnelley its recommendation that Consolidated Graphics shareholders approve the merger agreement, and in specified circumstances R.R. Donnelley has a right to negotiate with Consolidated Graphics in order to match any competing alternative proposals that may be made. Although the Consolidated Graphics board is permitted to take certain actions in response to a superior proposal or an alternative proposal that is reasonably likely to result in a superior proposal if it determines that the failure to do so would be inconsistent with its fiduciary duties, doing so in specified situations could require Consolidated Graphics to pay to R.R. Donnelley a termination fee of $15 million plus up to $3 million in expenses. See the sections entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus and “The Merger Agreement—Termination—Termination Fee; Expense Payment” beginning on page 85 of this proxy statement/prospectus for a more complete discussion of these restrictions and consequences.

Such provisions could discourage a potential acquiror that might have an interest in making a proposal from considering or proposing any such acquisition, even if it were prepared to pay consideration with a higher value than that to be paid in the merger. There also is a risk that the requirement to pay the termination fee and expense payment to R.R. Donnelley in certain circumstances may result in a potential acquiror proposing to pay a lower per share price to acquire Consolidated Graphics than it might otherwise have proposed to pay.

The termination of the merger agreement could negatively impact Consolidated Graphics.

Consolidated Graphics’ business may be adversely impacted by the failure to pursue other beneficial opportunities due to the focus of Consolidated Graphics management on the merger, without realizing any of the anticipated benefits of completing the merger, and the market price of Consolidated Graphics common stock might decline to the extent that the current market price reflects a market assumption that the merger will be completed. If the merger agreement is terminated and the Consolidated Graphics board seeks another merger or business combination, Consolidated Graphics shareholders cannot be certain that Consolidated Graphics will be able to find a party willing to offer equivalent or more attractive consideration than the per share merger consideration R.R. Donnelley has agreed to provide in the merger. If the merger agreement is terminated under certain circumstances, Consolidated Graphics may be required to pay a termination fee of $15 million plus up to $3 million in expenses, depending on the circumstances surrounding the termination. See the section entitled “The Merger Agreement—Termination—Termination Fee; Expense Payment” beginning on page 85 of this proxy statement/prospectus.

Directors and executive officers of Consolidated Graphics may have interests in the merger that are different from those of Consolidated Graphics shareholders generally.

The directors and executive officers of Consolidated Graphics may have interests in the merger that are different from, in addition to or in conflict with, those of Consolidated Graphics shareholders generally. These interests included the continued employment of certain executive officers of Consolidated Graphics, the treatment in the merger of Consolidated Graphics stock options, bonus awards, employment agreements, change in control severance agreements and other rights held by Consolidated Graphics’ directors and executive officers, and the indemnification of former Consolidated Graphics directors and officers by R.R. Donnelley. Consolidated Graphics shareholders should be aware of these interests when they consider the recommendation of the Consolidated Graphics board that they vote in favor of the proposal to approve the merger agreement and the other merger-related proposals. The Consolidated Graphics board was aware of and considered these interests when it declared advisable the merger agreement and the voting agreement, and the consummation of the transactions contemplated thereby, determined that the terms of the merger agreement, and the transactions contemplated by the merger agreement, were fair to, and in the best interests of, Consolidated Graphics and its shareholders, and recommended that Consolidated Graphics shareholders approve the merger agreement and the transactions contemplated thereby, including the merger. See the sections entitled “Interests of Consolidated Graphics’ Directors and Executive Officers in the Merger” beginning on page 55 of this proxy statement/

prospectus and “Advisory Vote on Merger—Related Compensation for Consolidated Graphics’ Named Executive Officers” beginning on page 96 of this proxy statement/prospectus.

The rights of former Consolidated Graphics shareholders who become shareholders of R.R. Donnelley will be governed by the restated certificate of incorporation and amended and restated by-laws of R.R. Donnelley and the DGCL.

Upon consummation of the merger, the rights of Consolidated Graphics shareholders who will become R.R. Donnelley shareholders will be governed by the restated certificate of incorporation and amended and restated by-laws of R.R. Donnelley and the Delaware General Corporation Law, which we refer to as the DGCL. As a result, there will be material differences between the current rights of Consolidated Graphics shareholders, which are governed by the restated articles of incorporation, as amended, and third amended and restated by-laws, as amended, of Consolidated Graphics and the TBOC, and the rights they will have as holders of R.R. Donnelley common stock. See the section entitled “Comparison of Shareholders’ Rights” beginning on page 102 of this proxy statement/prospectus for a discussion of these rights.

Consolidated Graphics shareholders will have less influence, as a group, as shareholders of R.R. Donnelley than as shareholders of Consolidated Graphics.

Immediately after completion of the merger, former Consolidated Graphics shareholders, who collectively own 100% of Consolidated Graphics, will own approximately 8.1% of outstanding R.R. Donnelley common stock, based on 9,687,642 shares of Consolidated Graphics common stock and 181,750,634 shares of R.R. Donnelley common stock outstanding as of December 19, 2013, the latest practicable date prior to the mailing of this proxy statement/prospectus. Consequently, Consolidated Graphics shareholders, as a group, will exercise less influence over the management and policies of R.R. Donnelley than they currently may have over the management and policies of Consolidated Graphics.

Risks Relating to the Business of R.R. Donnelley Upon Completion of the Merger

R.R. Donnelley may fail to realize the anticipated benefits of the merger.

The success of the merger will depend on, among other things, R.R. Donnelley’s ability to combine its business with that of Consolidated Graphics in a manner that facilitates growth opportunities and realizes anticipated growth and cost savings. On a combined basis, R.R. Donnelley expects to realize strategic, operational and financial benefits from an expanded platform, exposure to higher growth market segments and a larger customer base and growth and cost savings through reductions in fixed costs, better combined purchasing opportunities for materials and opportunities for facility consolidation.

However, R.R. Donnelley must successfully combine the businesses of R.R. Donnelley and Consolidated Graphics in a manner that permits these benefits to be realized. In addition, R.R. Donnelley must achieve the anticipated growth and cost savings without adversely affecting current revenues and investments in future growth. If R.R. Donnelley is not able to successfully achieve these objectives, the anticipated benefits of the merger may not be realized fully, or at all, or may take longer to realize than expected.

The failure to integrate successfully the business and operations of Consolidated Graphics in the expected time frame may adversely affect R.R. Donnelley’s future results.

Historically, R.R. Donnelley and Consolidated Graphics have operated as independent companies, and they will continue to do so until the completion of the merger. R.R. Donnelley management may face significant challenges in consolidating the businesses and functions of R.R. Donnelley and Consolidated Graphics, integrating their technologies, organizations, procedures, policies and operations, addressing differences in the business cultures of the two companies and retaining key personnel. The integration may also be complex and time consuming, and require substantial resources and effort. The integration process and other disruptions resulting from the merger may also disrupt each company’s ongoing business or cause inconsistencies in standards, controls, procedures and policies that adversely affect R.R. Donnelley’s relationships with commercial counterparties, employees, regulators and others with whom R.R. Donnelley and Consolidated Graphics have business or other dealings or limit R.R. Donnelley’s ability to achieve the anticipated benefits of the merger. In addition, difficulties in integrating R.R. Donnelley and Consolidated Graphics could harm R.R. Donnelley’s reputation.

Combining the businesses of R.R. Donnelley and Consolidated Graphics may be more difficult, costly or time-consuming than expected, which may adversely affect R.R. Donnelley’s results and negatively affect the value of R.R. Donnelley common stock following the merger.

R.R. Donnelley and Consolidated Graphics have entered into the merger agreement because each believes that the merger will be beneficial to its respective company and shareholders and that combining the businesses of R.R. Donnelley and Consolidated Graphics will produce benefits and cost savings. If R.R. Donnelley is not able to successfully combine the businesses of R.R. Donnelley and Consolidated Graphics in an efficient and effective manner, the anticipated benefits and cost savings of the merger may not be realized fully, or at all, or may take longer to realize than expected, and the value of R.R. Donnelley common stock may be affected adversely.

An inability to realize the full extent of the anticipated benefits of the merger and the other transactions contemplated by the merger agreement, as well as any delays encountered in the integration process, could have an adverse effect upon the revenues, level of expenses and operating results of R.R. Donnelley, which may adversely affect the value of R.R. Donnelley common stock after the completion of the merger.

In addition, the actual integration may result in additional and unforeseen expenses, and the anticipated benefits of the integration plan may not be realized. Actual growth and cost savings, if achieved, may be lower than what R.R. Donnelley expects and may take longer to achieve than anticipated. If R.R. Donnelley is not able to adequately address integration challenges, R.R. Donnelley may be unable to successfully integrate R.R. Donnelley’s and Consolidated Graphics’ operations or to realize the anticipated benefits of the integration of the two companies.

R.R. Donnelley and Consolidated Graphics will incur significant transaction and merger-related costs in connection with the merger.

R.R. Donnelley and Consolidated Graphics have incurred and expect to incur a number of non-recurring costs associated with the merger. These costs and expenses include fees paid to financial, legal and accounting advisors, facilities and systems consolidation costs, severance and other potential employment-related costs, including payments that may be made to certain Consolidated Graphics executives, filing fees, printing expenses and other related charges. Some of these costs are payable by R.R. Donnelley and Consolidated Graphics regardless of whether the merger is completed. R.R. Donnelley currently estimates the aggregate amount of these expenses to equal $52.5 million, and Consolidated Graphics currently estimates the aggregate amount of these expenses to equal $12.7 million. There are also a large number of processes, policies, procedures, operations, technologies and systems that must be integrated in connection with the merger and the integration of the two companies’ businesses. While both R.R. Donnelley and Consolidated Graphics have assumed that a certain level of expenses would be incurred in connection with the merger and the other transactions contemplated by the merger agreement, there are many factors beyond their control that could affect the total amount or the timing of the integration and implementation expenses.

There may also be additional unanticipated significant costs in connection with the merger that R.R. Donnelley may not recoup. These costs and expenses could reduce the realization of efficiencies, strategic benefits and additional income R.R. Donnelley expects to achieve from the merger. Although R.R. Donnelley expects that these benefits will offset the transaction expenses and implementation costs over time, this net benefit may not be achieved in the near term or at all.

If the merger is consummated, R.R. Donnelley will incur a substantial amount of debt to finance the cash portion of the per share merger consideration, refinance certain indebtedness of Consolidated Graphics and pay related fees and expenses in connection with the merger, which could restrict its ability to engage in additional transactions or incur additional indebtedness.

In connection with the merger, R.R. Donnelley estimates that it will need to pay approximately $433.8 million of cash, approximately $344.1 million of which is to pay the cash portion of the per share merger consideration and the per share stock option consideration, approximately $81.5 million of which is to repay or refinance certain indebtedness of Consolidated Graphics that will come due as a result of the merger and approximately $8.2 million of which is to pay related fees and expenses in connection with the merger. Following the completion of the merger, the combined company will have a significant amount of outstanding indebtedness. On a pro forma basis, the consolidated indebtedness of R.R. Donnelley following the merger is expectedly to be approximately $3,955.8 million. This substantial level of indebtedness could have important consequences to R.R. Donnelley’s business, including making it more difficult to satisfy its debt obligations, increasing its vulnerability to general adverse economic and industry conditions, limiting its flexibility in planning for, or reacting to, changes in its business and the industry in which it operates and restricting R.R. Donnelley from pursuing certain business opportunities. These limitations could reduce the benefits R.R. Donnelley expects to achieve from the merger or impede its ability to engage in future business opportunities or strategic acquisitions.

Third parties may terminate or alter existing contracts or relationships with Consolidated Graphics or R.R. Donnelley.

Consolidated Graphics has contracts with customers, suppliers, vendors, landlords, licensors and other business partners which may require Consolidated Graphics to obtain consent from these other parties in connection with the merger. If these consents cannot be obtained, Consolidated Graphics may suffer a loss of potential future revenue and may lose rights that are material to its business and the business of the combined company. In addition, third parties with whom Consolidated Graphics or R.R. Donnelley currently have relationships may terminate or otherwise reduce the scope of their relationship with either party in anticipation of the merger. Any such disruptions could limit R.R. Donnelley’s ability to achieve the anticipated benefits of the merger. The adverse effect of such disruptions could also be exacerbated by a delay in the completion of the merger or the termination of the merger agreement.

R.R. Donnelley may be unable to retain Consolidated Graphics personnel successfully after the merger is completed.

The success of the merger will depend in part on R.R. Donnelley’s ability to retain the talents and dedication of the professionals currently employed by Consolidated Graphics. It is possible that these employees might decide not to remain with Consolidated Graphics while the merger is pending or with the combined company after the merger is consummated. If key employees terminate their employment, or insufficient numbers of employees are retained to maintain effective operations, the combined company’s business activities might be adversely affected, management’s attention might be diverted from successfully integrating the operations of Consolidated Graphics to hiring suitable replacements, and the combined company’s business might suffer. In addition, R.R. Donnelley and Consolidated Graphics might not be able to locate suitable replacements for any key employees that leave either company or offer employment to potential replacements on reasonable terms.

Risks Relating to R.R. Donnelley’s Business

You should read and consider risk factors specific to R.R. Donnelley’s business that will also affect the combined company after the merger. These risks are described in the sections entitled “Risk Factors” in R.R. Donnelley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, R.R. Donnelley’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2013, June 30, 2013 and September 30, 2013 and in other documents incorporated by reference into this proxy statement/prospectus. See the section entitled

“Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus for the location of information incorporated by reference into this proxy statement/prospectus.

Risks Relating to Consolidated Graphics’ Business

You should read and consider risk factors specific to Consolidated Graphics’ business that will also affect the combined company after the merger. These risks are described in the sections entitled “Risk Factors” in Consolidated Graphics’ Annual Report on Form 10-K for the fiscal year ended March 31, 2013, Consolidated Graphics’ Quarterly Reports on Form 10-Q for the periods ended June 30, 2013 and September 30, 2013 and in other documents incorporated by reference into this proxy statement/prospectus. See the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus for the location of information incorporated by reference into this proxy statement/prospectus.

INFORMATION ABOUT THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

This proxy statement/prospectus is being furnished to Consolidated Graphics shareholders as part of the solicitation of proxies by the Consolidated Graphics board for use at the special meeting to be held on Tuesday, January 28, 2014, at 5:00 p.m. Central time, at 5858 Westheimer Rd., Suite 300, Houston, Texas 77057, or at any postponement or adjournment thereof.

At the special meeting, Consolidated Graphics shareholders will be asked to consider and vote upon (i) a proposal to approve the merger agreement, (ii) the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and (iii) a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

Consolidated Graphics shareholders must approve the merger agreement in order for the merger to occur. If Consolidated Graphics shareholders fail to approve the merger agreement, the merger will not occur. A copy of the merger agreement is attached as Annex A to this proxy statement/prospectus, and you are encouraged to read the merger agreement carefully and in its entirety.

Record Date and Quorum

Consolidated Graphics has set the close of business on December 19, 2013 as the record date for the special meeting, and only holders of record of Consolidated Graphics common stock on the record date are entitled to vote at the special meeting. You are entitled to receive notice of, and to vote at, the special meeting if you owned shares of Consolidated Graphics common stock as of the close of business on the record date. On the record date, there were 9,687,642 shares of Consolidated Graphics common stock outstanding and entitled to vote. You will have one vote on all matters properly coming before the special meeting for each share of Consolidated Graphics common stock that you owned on the record date.

A majority of the shares of Consolidated Graphics common stock outstanding as of the close of business on the record date and entitled to vote, present in person or represented by proxy, at the special meeting constitutes a quorum for the purposes of the special meeting. Shares of Consolidated Graphics common stock represented at the special meeting but not voted, including shares of Consolidated Graphics common stock for which a shareholder directs an “abstention” from voting, will be counted for purposes of determining a quorum. A quorum is necessary to transact business at the special meeting. Once a share of Consolidated Graphics common stock is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be determined.

Attendance

Only Consolidated Graphics shareholders of record as of the close of business on the record date, their duly authorized proxy holders, beneficial owners with proof of ownership and guests of Consolidated Graphics may attend the special meeting. If your shares of Consolidated Graphics common stock are held through a bank, brokerage firm or other nominee, please bring proof of your beneficial ownership of such shares to the special meeting. Acceptable proof could include an account statement showing that you owned shares of Consolidated Graphics common stock on the record date. If you are the representative of a corporate or institutional shareholder, you must present valid photo identification along with proof that you are the representative of such shareholder. Please note that cameras, recording devices and other electronic devices will not be permitted at the special meeting.

Vote Required

The approval of the proposal to approve the merger agreement requires the affirmative vote of the holders of two-thirds of the outstanding shares of Consolidated Graphics common stock entitled to vote thereon. For the approval of the proposal to approve the merger agreement, you may vote “FOR”, “AGAINST” or “ABSTAIN”. Votes to abstain will not be counted as votes cast in favor of the proposal to approve the merger agreement, but will count for the purpose of determining whether a quorum is present. If you fail to submit a proxy or to vote in person at the special meeting, or if you vote to abstain, it will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

If your shares of Consolidated Graphics common stock are registered directly in your name with the transfer agent of Consolidated Graphics, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares of Consolidated Graphics common stock, the shareholder of record. If you are a shareholder of record, this proxy statement/prospectus and the enclosed proxy card have been sent directly to you by Consolidated Graphics.

If your shares of Consolidated Graphics common stock are held through a bank, brokerage firm or other nominee, you are considered the beneficial owner of shares of Consolidated Graphics common stock held in “street name”. In that case, this proxy statement/prospectus has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares of Consolidated Graphics common stock, the shareholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following their instructions for voting.

Under the rules of the NYSE, banks, brokerage firms or other nominees who hold shares in “street name” for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms and other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters such as the approval of the proposal to approve the merger agreement, the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger. As a result, absent specific instructions from the beneficial owner of such shares of Consolidated Graphics common stock, banks, brokerage firms and other nominees are not empowered to vote those shares of Consolidated Graphics common stock on non-routine matters. These broker non-votes will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement, but will not be counted in respect of, and will not have an effect on, the vote on the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for the named executive officers of Consolidated Graphics in connection with the merger.

The adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement requires the affirmative vote of the holders of a majority of the shares of Consolidated Graphics common stock present in person or represented by proxy and entitled to vote on the matter at the special meeting, whether or not a quorum is present. For purposes of the vote on the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement, if your shares of Consolidated Graphics common stock are present in person at the special meeting but are not voted on, or if you have given a proxy and abstained on, the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement, this will have the same effect as if you voted “AGAINST” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement. If you fail to submit a proxy or to vote in person at the special meeting, or there are broker non-votes on the issue, as applicable, the shares of Consolidated Graphics common stock held by you or your bank, brokerage firm or other nominee will not be counted in respect of, and will not have an effect on, the vote on the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement.

The proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger requires the affirmative vote of the holders of a majority of the shares of Consolidated Graphics common stock present in person or represented by proxy and entitled to vote on the matter at the special meeting. For purposes of the proposal, if your shares of Consolidated Graphics common stock are present in person at the special meeting but are not voted on this proposal, or if you have given a proxy and abstained on this proposal, this will have the same effect as if you voted “AGAINST” the proposal. If you fail to submit a proxy or to vote in person at the special meeting, or there are broker non-votes on the issue, as applicable, the shares of Consolidated Graphics common stock held by you or your bank, brokerage firm or other nominee will not be counted in respect of, and will not have an effect on, the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

Proxies and Revocations

If you are a shareholder of record, you may have your shares of Consolidated Graphics common stock voted on matters presented at the special meeting in any of the following ways:

•	by telephone or over the Internet, by accessing the telephone number or Internet website specified on the enclosed proxy card. The control number provided on your proxy card is designed to verify your identity when voting by telephone or by Internet. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible;

•	by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope; or

•	in person—you may attend the special meeting and cast your vote there.

If you are a beneficial owner, you will receive instructions from your bank, brokerage firm or other nominee that you must follow in order to have your shares of Consolidated Graphics common stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares voted. Please note that if you are a beneficial owner and wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the special meeting.

Please refer to the instructions on your proxy or voting instruction card to determine the deadlines for voting by telephone or over the Internet. If you choose to submit a proxy by mailing a proxy card, your proxy card should be mailed in the accompanying prepaid reply envelope, and your proxy card must be filed with the Corporate Secretary of Consolidated Graphics by the time the special meeting begins. Please do not send in your share certificates with your proxy card. When the merger is completed, a separate letter of transmittal will be mailed to you that will enable you to receive the per share merger consideration in exchange for your share certificates.

If you vote by proxy, regardless of the method you choose to vote, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, will vote your shares of Consolidated Graphics common stock in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of Consolidated Graphics common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares of Consolidated Graphics common stock should be voted on a matter, the shares of Consolidated Graphics common stock represented by your properly signed proxy will be voted “FOR” the proposal to approve the merger agreement, “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and “FOR” the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by attending the special meeting and voting in person, or by giving written notice of revocation to Consolidated Graphics prior to the time the special meeting begins. Written notice of revocation should be mailed to: Consolidated Graphics, Inc., Attention: Corporate Secretary, 5858 Westheimer Rd., Suite 200, Houston, Texas 77057.

If you have any questions or need assistance voting your shares, please contact D.F. King, Consolidated Graphics’ proxy solicitor, by calling toll-free at 1-800-290-6429. Banks, brokerage firms, and other nominees may call collect at 212-269-5550.

IT IS IMPORTANT THAT YOU VOTE YOUR SHARES OF CONSOLIDATED GRAPHICS COMMON STOCK PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE, OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD TO VOTE BY TELEPHONE OR OVER THE INTERNET. SHAREHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON.

As of the record date, the directors and executive officers of Consolidated Graphics were entitled to vote, in the aggregate, 1,654,467 shares of Consolidated Graphics common stock, representing 17.1% of the outstanding shares of Consolidated Graphics common stock. The directors and executive officers of Consolidated Graphics have informed Consolidated Graphics that they currently intend to vote all such shares of Consolidated Graphics common stock “FOR” the proposal to approve the merger agreement, “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and “FOR” the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger.

Adjournments and Postponements

Although it is not currently expected, the special meeting may be adjourned for the purpose of soliciting additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement or if a quorum is not present at the special meeting. An adjournment generally may be made with the affirmative vote of the holders of a majority of the shares of Consolidated Graphics common stock present in person or represented by proxy and entitled to vote on the matter at the special meeting. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow Consolidated Graphics shareholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned.

Anticipated Date of Completion of the Merger

Subject to the satisfaction or waiver of the closing conditions described in the section entitled “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 83 of this proxy statement/prospectus, including the receipt of the Consolidated Graphics shareholder approval at the special meeting, Consolidated Graphics and R.R. Donnelley expect that the merger will be completed during the first quarter of 2014. However, it is possible that factors outside the control of both companies could result in the merger being completed at a different time or not at all.

Solicitation of Proxies; Payment of Solicitation Expenses

Consolidated Graphics has engaged D.F. King to assist in the solicitation of proxies for the special meeting. Consolidated Graphics estimates that it will pay D.F. King a fee of $12,500 plus an additional fee of $4.50 per incoming and outgoing telephone contact and telecom charges. Consolidated Graphics has agreed to reimburse D.F. King for certain out-of-pocket fees and expenses and also will indemnify D.F. King against certain losses, claims, damages, liabilities or expenses. Consolidated Graphics also may reimburse banks, brokerage firms, other nominees or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Consolidated Graphics common stock. Consolidated Graphics’ directors, officers and employees also may solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Questions and Additional Information

If you have additional questions about the merger, need assistance in submitting your proxy or voting your shares of Consolidated Graphics common stock or need additional copies of this proxy statement/prospectus or the enclosed proxy card, please contact D.F. King, Consolidated Graphics’ proxy solicitor, by calling toll-free at 1-800-290-6429. Banks, brokerage firms, and other nominees may call collect at 212-269-5550.

THE PARTIES TO THE MERGER

Consolidated Graphics, Inc.

5858 Westheimer Rd., Suite 200

Houston, Texas 77057

(713) 787-0977

Consolidated Graphics, Inc., a Texas corporation, is one of North America’s leading general commercial printing companies. With 70 printing businesses strategically located across 26 states, Toronto, Canada, Prague, Czech Republic and Gero, Japan, Consolidated Graphics offers a broad geographic footprint, leading-edge capabilities, and high levels of convenience, efficiency and service.

Consolidated Graphics common stock is listed on the NYSE under the symbol “CGX”.

For more information about Consolidated Graphics, please visit the Internet website of Consolidated Graphics at www.cgx.com. The Internet website address of Consolidated Graphics is provided as an inactive textual reference only. The information contained on the Internet website of Consolidated Graphics is not incorporated into, and does not form a part of, this proxy statement/prospectus or any other report or document on file with or furnished to the SEC. Additional information about Consolidated Graphics is included in the documents incorporated by reference into this proxy statement/prospectus. See the section entitled “Where You Can Find More Information” beginning on page  120 of this proxy statement/prospectus.

R.R. Donnelley & Sons Company

111 South Wacker Drive

Chicago, Illinois 60606

(312) 326-8000

R.R. Donnelley & Sons Company, a Delaware corporation, is a global provider of integrated communications. R.R. Donnelley works collaboratively with more than 60,000 customers worldwide to develop custom communications solutions that reduce costs, drive top-line growth, enhance return on investment and increase compliance. Drawing on a range of proprietary and commercially available digital and conventional technologies deployed across four continents, R.R. Donnelley employs a suite of leading Internet-based capabilities and other resources to provide premedia, printing, logistics and business process outsourcing services to clients in virtually every private and public sector.

R.R. Donnelley common stock is listed on Nasdaq under the symbol “RRD”.

For more information about R.R. Donnelley, please visit R.R. Donnelley’s Internet website at www.rrd.com. R.R. Donnelley’s Internet website address is provided as an inactive textual reference only. The information contained on R.R. Donnelley’s Internet website is not incorporated into, and does not form a part of, this proxy statement/prospectus or any other report or document on file with or furnished to the SEC. Additional information about R.R. Donnelley is included in the documents incorporated by reference into this proxy statement/prospectus. See the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus.

Hunter Merger Sub, Inc.

c/o R.R. Donnelley & Sons Company

111 South Wacker Drive,

Chicago, Illinois 60606

(312) 326-8000

Hunter Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of R.R. Donnelley, was formed solely for the purpose of facilitating the merger. Merger Sub has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the merger agreement. By operation of the merger, Merger Sub will be merged with and into Consolidated Graphics, Merger Sub’s separate existence will cease and Consolidated Graphics will become a wholly owned subsidiary of R.R. Donnelley.

THE MERGER

This section describes the merger. The description in this section and elsewhere in this proxy statement/prospectus is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the merger that is important to you. You are encouraged to read the merger agreement carefully and in its entirety. This section is not intended to provide you with any factual information about Consolidated Graphics or R.R. Donnelley. Such information can be found elsewhere in this proxy statement/prospectus and in the public filings Consolidated Graphics and R.R. Donnelley make with the SEC, as described in the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus.

Per Share Merger Consideration

At the completion of the merger, each share of Consolidated Graphics common stock issued and outstanding immediately prior to the completion of the merger, other than shares owned by R.R. Donnelley, Merger Sub, any other subsidiary of R.R. Donnelley, Consolidated Graphics or any of its subsidiaries and shares held by Consolidated Graphics shareholders who have properly exercised appraisal rights with respect to such shares in accordance with Chapter 10, Subchapter H of the TBOC, which we collectively refer to as excluded shares, will be converted into the right to receive (i) an amount in cash equal to $34.44, without interest, which we refer to as the per share cash amount, and (ii) 1.651 validly issued, fully paid and non-assessable shares of R.R. Donnelley common stock, which we refer to as the exchange ratio.

Background of the Merger

From time to time, the Consolidated Graphics board, with input from senior management, has engaged in reviews and discussions of Consolidated Graphics’ long-term strategies and objectives, considering ways in which Consolidated Graphics might enhance shareholder value and performance in light of competitive and other relevant factors. Generally, these reviews have centered on strategies to improve Consolidated Graphics’ existing operations, to pursue acquisition targets or to pursue opportunities in new markets or lines of business. From time to time, these assessments included discussions and analyses of potential merger transactions as a means to enhance or improve shareholder value.

On February 4, 2013 at a regularly scheduled Consolidated Graphics board meeting, Mr. Davis expressed his belief that it would be in the best interests of Consolidated Graphics shareholders to review strategic alternatives, including the sale of Consolidated Graphics. Mr. Davis stated his belief that, in the current environment, a sale to a third-party buyer could result in a substantial premium to the current market price of Consolidated Graphics common stock on that date of $35.13, and would be more favorable to Consolidated Graphics shareholders than the execution risk of continuing as an independent public company. Jon C. Biro, Executive Vice President, Chief Financial and Accounting Officer of Consolidated Graphics, reported that he had contacted two investment banks with experience in advising companies in Consolidated Graphics’ industry regarding strategic alternatives. The Consolidated Graphics board discussed the investment banks and instructed Mr. Davis to engage Credit Suisse as Consolidated Graphics’ exclusive financial advisor, if reasonable terms could be agreed between the parties. The Consolidated Graphics board delegated to its executive committee the authority to negotiate and execute an engagement letter with Credit Suisse.

On February 18, 2013, the executive committee of the Consolidated Graphics board met to discuss the engagement of Credit Suisse and the engagement letter proposed by Credit Suisse. The executive committee approved the retention of Credit Suisse and authorized Mr. Davis and Mr. Biro to execute such letter on behalf of Consolidated Graphics, which was formally executed on February 19th.

Throughout February and March 2013, Credit Suisse worked with the senior management of Consolidated Graphics to refine their understanding of Consolidated Graphics’ business and prospects. During this time, Consolidated Graphics’ senior management and Credit Suisse also developed a list of potential buyers to contact.

During March 2013, Credit Suisse contacted seven prospective strategic buyers. For a variety of reasons, three of the companies declined to consider an acquisition of Consolidated Graphics. Four of the companies expressed an interest in considering an acquisition, and in late March and early April, Consolidated Graphics entered into non-disclosure/standstill agreements with three of the potential buyers, including R.R. Donnelley. One of the potential buyers initially expressing interest decided not to move forward and did not enter into a non-disclosure/standstill agreement. Additional information concerning Consolidated Graphics was made available to R.R. Donnelley and the other companies that entered into non-disclosure/standstill agreements.

On March 25, 2013, the Consolidated Graphics board held a special meeting. In addition to each of the directors of Consolidated Graphics and Mr. Biro, representatives of Credit Suisse and Haynes and Boone LLP, Consolidated Graphics’ outside legal counsel, which we refer to as Haynes and Boone, were present. Haynes and Boone provided a detailed discussion of the fiduciary duties of the members of the Consolidated Graphics board under Texas law if the Consolidated Graphics board were to engage in a transaction involving a sale of Consolidated Graphics or a change in control. Mr. Biro and Haynes and Boone discussed with the members of the Consolidated Graphics board the content of the non-disclosure agreement that potential acquirors were being asked to sign.

At the March 25 meeting, Credit Suisse reviewed with the Consolidated Graphics board the historical and current trading multiples of Consolidated Graphics common stock and the common stock of other companies engaged in the commercial printing business and potential alternatives to a possible sale of Consolidated Graphics, including Consolidated Graphics conducting a leveraged stock repurchase, engaging in a leveraged buy-out with or without the participation of management or Consolidated Graphics continuing as an independent company. Credit Suisse also provided information regarding the prospective buyers it had contacted, and the transaction process more generally. The members of the Consolidated Graphics board also discussed the advantages and disadvantages of conducting the sales process in a confidential manner compared with issuing a press release regarding the process. After careful consideration of the alternatives, the Consolidated Graphics board decided to conduct a confidential process. The Consolidated Graphics board also discussed whether the primary focus should be on strategic buyers or possible financial buyers and whether a financial buyer was likely to pay a price as high as a strategic buyer. Based on such discussion, the Consolidated Graphics board decided to focus primarily on strategic buyers.

During the March 25 meeting, the Consolidated Graphics board and management also reviewed the presentation management planned to give to the companies that signed non-disclosure agreements regarding Consolidated Graphics’ business. Management also discussed with the Consolidated Graphics board certain financial projections of Consolidated Graphics for various fiscal periods that it had prepared that month in connection with the review of strategic alternatives by the Consolidated Graphics board and had provided to Credit Suisse. Following this discussion, Mr. Davis and Mr. Biro left the meeting, and the Consolidated Graphics board held an executive session of the independent directors for the purpose of discussing the various strategic alternatives and whether to pursue one or more of the alternatives. The independent directors further discussed their fiduciary duties with Haynes and Boone and the benefit of having the independent directors consider a sale of Consolidated Graphics in executive session. After a thorough discussion, the independent directors decided to move forward with a process to seek a buyer for Consolidated Graphics, while continuing to consider the other strategic transactions available as well as remaining independent, and resolved that any such transaction would be considered, and if appropriate, approved, by the independent directors in executive session in addition to approval by the full Consolidated Graphics board.

Consolidated Graphics’ management met with one of the parties that signed a non-disclosure agreement, which we refer to as Company A, on April 4, and a second company that signed a non-disclosure agreement, which we refer to as Company B, on April 12, and with R.R. Donnelley on April 16. At each of these meetings, Consolidated Graphics’ management provided a detailed presentation regarding Consolidated Graphics’ business and certain of the financial projections prepared by Consolidated Graphics management.

In late April, Company B advised Credit Suisse that it was no longer interested in a transaction with Consolidated Graphics because of concerns over valuation and perceived risks regarding integrating Consolidated Graphics into its operations.

On April 22, 2013, representatives of Credit Suisse contacted Company A regarding Company A’s interest in moving forward. Company A indicated that it continued to be interested, but requested additional information. On April 22, representatives of Credit Suisse also contacted Daniel N. Leib, Chief Financial Officer of R.R. Donnelley, regarding R.R. Donnelley’s interest in moving forward. Mr. Leib informed Credit Suisse that R.R. Donnelley was reviewing the materials provided by Consolidated Graphics and was interested in exploring a potential transaction with Consolidated Graphics. On or about April 25, 2013, Credit Suisse provided additional information to Company A and R.R. Donnelley.

On May 2, 2013, R.R. Donnelley submitted a non-binding expression of interest in the range of $43.00 to $48.00 per Consolidated Graphics share in cash and R.R. Donnelley common stock and on May 3, Company A submitted a non-binding expression of interest of $45.63 per Consolidated Graphics common share in cash, which assumed indebtedness, net of cash for Consolidated Graphics of approximately $111 million. When adjusting for Consolidated Graphics’ dilutive securities, Company A’s non-binding expression of interest resulted in a per share value of $44.89. On May 3, representatives of Credit Suisse had several calls with management of R.R. Donnelley at which Credit Suisse discussed recent results of Consolidated Graphics and indicated that Consolidated Graphics had paid down significant amounts of debt. Based on this information, R.R. Donnelley orally indicated a revised, non-binding preliminary expression of interest in the range of $45.00 to $50.00. R.R. Donnelley further indicated that a substantial portion of the consideration would be R.R. Donnelley common stock, although it had not determined the exact percentage of the consideration that would be paid in stock. R.R. Donnelley followed up later that day with a written, non-binding expression of interest with a range of $45.00 to $50.00 per Consolidated Graphics share.

On May 6, 2013, representatives of Credit Suisse and Mr. Davis and Mr. Biro met to discuss the expressions of interest received.

On May 13, 2013, the Consolidated Graphics board held a special meeting, with Mr. Biro and representatives of Credit Suisse and Haynes and Boone also present. Credit Suisse reviewed with the Consolidated Graphics board each of the expressions of interest received, and stated that one of the possible buyers (Company B) declined to move forward because of concerns over valuation and perceived risks regarding integrating Consolidated Graphics into its operations. Credit Suisse also discussed potential alternatives to a sale of Consolidated Graphics and provided its preliminary financial analysis of Consolidated Graphics. Generally, based on their experience and the then current stock price of shares of Consolidated Graphics common stock, Credit Suisse advised the Consolidated Graphics board that a financial buyer was not likely to offer a higher per share price than a strategic buyer. The Consolidated Graphics board discussed the process and the alternatives available to Consolidated Graphics, including a potential sale of Consolidated Graphics, and directed Credit Suisse to continue to solicit and attempt to increase the offers for Consolidated Graphics obtained from the existing bidders and to review in more detail, in a parallel process, a potential repurchase of a significant portion of Consolidated Graphics shares. The Consolidated Graphics board then excused Mr. Davis and Mr. Biro and met in executive session of the independent members, with Credit Suisse and Haynes and Boone also present, to further discuss the process and the alternatives available to Consolidated Graphics.

In late May and early June, Company A and R.R. Donnelley requested information from Consolidated Graphics regarding its business, which Consolidated Graphics provided, as appropriate. In addition, on May 31, 2013, Company A requested visits to several of Consolidated Graphics’ operating facilities. Company A and Consolidated Graphics’ management met and conducted these site visits between June 16 and June 18.

Credit Suisse contacted Company A and R.R. Donnelley in mid-June and asked for revised indications of interest by June 25, 2013. On June 25, Company A submitted a revised indication of interest with a range of $52.00 to $56.00 in cash, and R.R. Donnelley submitted an expression of interest at $54.00 per share in a combination of cash and stock.

The Consolidated Graphics board met on July 9, 2013, with Mr. Biro and representatives of Haynes and Boone and Credit Suisse also participating. Haynes and Boone reviewed with the Consolidated Graphics board antitrust considerations involving exchanges of information with competitors and the manner in which these issues were handled in similar transactions, including use of “clean-room” arrangements. Credit Suisse provided an update on the status of discussions with Company A and R.R. Donnelley. The Consolidated Graphics board also discussed with Credit Suisse the likely impact of continued increases in the trading price of Consolidated Graphics common stock (a $49.05 per share closing price on July 8), including regarding the premium or prices that Company A or R.R. Donnelley might be willing to pay, and the reluctance expressed by such parties in increasing their offers.

From July 10 to July 11, management of Consolidated Graphics and representatives of Credit Suisse met with management of Company A and its advisors. At these meetings, management of Consolidated Graphics provided a detailed review of Consolidated Graphics’ business and corporate structure. On July 16 and July 17, representatives of Company A visited several additional Consolidated Graphics operating facilities. Members of Consolidated Graphics’ management were present at these visits.

The Consolidated Graphics board held a telephonic meeting on July 15, 2013, with Mr. Biro and representatives of Credit Suisse and Haynes and Boone also participating. Representatives of Haynes and Boone discussed with the directors the key terms of the draft merger agreement that was going to be provided to Company A and R.R. Donnelley. Representatives of Credit Suisse and Haynes and Boone also provided an update to each of Company A’s and R.R. Donnelley’s respective due diligence investigations.

Between July 15 and early August 2013, Company A and R.R. Donnelley engaged in an extensive diligence investigation of Consolidated Graphics, which included numerous conference calls with management of Consolidated Graphics and review of materials made available by Consolidated Graphics in an electronic dataroom. During this time, Company A made several site visits to additional operating facilities of Consolidated Graphics. In addition, because certain information regarding Consolidated Graphics could be potentially sensitive from a competitive standpoint, certain information was made available to R.R. Donnelley only through a customary “clean room” arrangement. On July 31, 2013, Consolidated Graphics provided a copy of a draft merger agreement to Company A and R.R. Donnelley.

On August 5, 2013, the Consolidated Graphics board held a meeting, with Mr. Biro and representatives of Credit Suisse and Haynes and Boone also present. Representatives of Credit Suisse provided an update on the discussions with Company A and R.R. Donnelley. The Consolidated Graphics board also discussed with Credit Suisse the likely impact of continued increases in the trading price of Consolidated Graphics common stock (a $55.48 per share closing price on August 2) including regarding the premiums or prices that Company A and R.R. Donnelley might be willing to pay, as well as the continued reluctance expressed by such parties in increasing their respective offers. The Consolidated Graphics board then excused Mr. Davis and Mr. Biro, and met in an executive session of independent directors with representatives of Credit Suisse and Haynes and Boone also present. The independent directors discussed the process and the potential alternatives available to Consolidated Graphics and determined that Consolidated Graphics should continue in its discussions with R.R. Donnelley and Company A with respect to a potential sale of Consolidated Graphics.

Between June 25 and August 7, 2013, the closing price of Consolidated Graphics common stock increased from $45.96 to $52.88. On August 7, 2013, R.R. Donnelley advised representatives of Credit Suisse that it was unwilling to move forward due to the then current Consolidated Graphics stock price. On August 15, Company A advised representatives of Credit Suisse that Company A was not willing to move forward because it did not believe it could make a compelling proposal in light of the then current stock price. Company A indicated its willingness to reengage in discussions if the price of Consolidated Graphics common stock retreated.

On August 22, 2013, Mr. Davis had a telephone conversation with Thomas J. Quinlan III, Chief Executive Officer of R.R. Donnelley. Mr. Quinlan indicated that R.R. Donnelley continued to be interested in the acquisition of Consolidated Graphics but that a premium to the then-current market price of $58.00 would be difficult for R.R. Donnelley to pay. Mr. Quinlan also stated that any offer by R.R. Donnelley would include R.R. Donnelley common stock as consideration, likely in the range of approximately 30% of the total consideration paid.

On September 4, Mr. Davis and Mr. Quinlan had a telephone conversation in which Mr. Quinlan indicated that R.R. Donnelley would be willing to pay $62.00 per share, payable approximately 40% in R.R. Donnelley common stock, subject to completing its diligence investigation. On September 9, 2013, Credit Suisse discussed with Company A any continuing interest that Company A may have in Consolidated Graphics. Company A declined to participate in discussions primarily due to the then-prevailing market price for Consolidated Graphics common stock.

On September 19, 2013, the Consolidated Graphics board held a telephonic meeting, with Mr. Biro and representatives of Credit Suisse and Haynes and Boone also participating. Representatives of Credit Suisse provided an update on the status of discussions with Company A and R.R. Donnelley. The Consolidated Graphics board then discussed the potential tax consequences of the merger and noted that it would be a taxable transaction. The Consolidated Graphics board discussed the possibility of structuring the merger as a tax-free transaction based on the current cash to equity mix proposed by R.R. Donnelley. Representatives of Haynes and Boone noted, among other things, that a tax-free structure based on the current mix of stock and cash would require Consolidated Graphics to receive consent to the merger from certain parties to contracts to which Consolidated Graphics was a party, which could present execution risk. The Consolidated Graphics board also discussed the greater liquidity in R.R. Donnelley stock, and the ability of the Consolidated Graphics shareholders who receive R.R. Donnelley common stock to liquidate the shares quickly to satisfy any tax liabilities resulting from the transaction. The Consolidated Graphics board determined that the benefits presented by a non-taxable transaction were not significant to Consolidated Graphics shareholders and did not justify the risks associated with such a transaction.

Between September 4 and mid-October, R.R. Donnelley completed its diligence investigation of Consolidated Graphics. The diligence investigation included numerous visits to operating facilities of Consolidated Graphics.

On September 20, 2013, Sullivan & Cromwell LLP, counsel to R.R. Donnelley, which we refer to as Sullivan & Cromwell, provided comments on the draft merger agreement proposed by Consolidated Graphics. In addition, Sullivan & Cromwell provided a draft voting agreement for Mr. Davis with respect to the shares of Consolidated Graphics common stock owned by him.

On October 14, 2013, the Consolidated Graphics board held a telephonic meeting, with Mr. Biro, representatives of Credit Suisse and representatives of Haynes and Boone also present. Representatives of Credit Suisse discussed with the Consolidated Graphics board the then-current offer from R.R. Donnelley to acquire all of the outstanding equity interests and assume the net debt of Consolidated Graphics for $62.00 per share comprised of 55% cash and 45% stock on a fully diluted basis. The Consolidated Graphics board also discussed certain material open issues relating to the merger agreement with representatives of Credit Suisse and Haynes and Boone, including whether to include a collar on the R.R. Donnelley stock price. Representatives of Credit Suisse indicated that if these issues could be resolved, it was expected that the Consolidated Graphics board could consider approval of the merger at a meeting the following week.

During the week of October 14, 2013, representatives of Credit Suisse also indicated that, based on a conversation with management of Company A, Company A continued to be interested in a transaction with Consolidated Graphics, but not at a price implied by the then-current trading price of Consolidated Graphics common stock. The closing price for shares of Consolidated Graphics common stock ranged from $58.78 and $60.94 during the week.

On October 15, 2013, Mr. Davis and Mr. Biro met in person with representatives of R.R. Donnelley to conduct a diligence review of R.R. Donnelley’s business. Present from R.R. Donnelley were Mr. Quinlan, Mr. Leib and David Gardella, Senior Vice President—Finance. Also present were representatives of Credit Suisse and Citigroup Global Markets Inc., financial, advisor to R.R. Donnelley.

At the October 15 meeting, Mr. Davis and Mr. Biro also negotiated with R.R. Donnelley certain of the material open issues in the merger agreement, including the mix of cash and R.R. Donnelley common stock that would constitute the merger consideration. Based on such discussions regarding the mix of consideration, Mr. Davis agreed that he would recommend to the Consolidated Graphics board that R.R. Donnelley acquire all of the outstanding equity interests and assume the net debt of Consolidated Graphics for $62.00 per share in consideration comprised of a mix of 57% cash and 43% stock on a fully diluted basis, which, when accounting for the cash out of Consolidated Graphics stock options, represented a combination of cash and stock on per share basis of approximately 56% cash and 44% R.R. Donnelley common stock to Consolidated Graphics shareholders. In addition, based on the consideration to be offered and the mix of consideration, the parties negotiated a termination fee of $15 million and an expense reimbursement of up to $3 million. The parties also agreed conceptually on various steps R.R. Donnelley and Consolidated Graphics would take if there was an objection to the merger on antitrust grounds, the scope of certain representations and warranties of the parties and certain restrictions on Consolidated Graphics’ business after the execution of the merger agreement through the completion of the merger.

Between October 4 and October 23, representatives of Haynes and Boone and Sullivan & Cromwell continued to negotiate the terms of the draft merger agreement. Among the key terms negotiated were the definition of material adverse effect, the scope of the representations and warranties, the restrictions on Consolidated Graphics’ business after the execution of the merger agreement, the ability of the Consolidated Graphics board to respond to alternative proposals and other fiduciary out provisions, and various steps R.R. Donnelley and Consolidated Graphics would take if there was an objection to the merger on antitrust grounds.

Between October 7 and October 23, Haynes and Boone and Sullivan & Cromwell also exchanged drafts of the voting agreement, which included a request for a release of liability by Mr. Davis of any claims he may have against Consolidated Graphics. At the October 15th meeting discussed above, Mr. Davis advised Mr. Quinlan that he did not agree to a release as part of the voting agreement. Following the October 15 meeting, Sullivan & Cromwell advised Haynes and Boone that in addition to the release, R.R. Donnelley was requesting that Mr. Davis agree to a non-compete clause in the voting agreement which would prohibit Mr. Davis from competing with R.R. Donnelley following the merger. On October 17, Sullivan and Cromwell sent a revised draft voting agreement to Haynes and Boone which contained the non-compete and release provisions. On October 19, Haynes and Boone provided a draft of the voting agreement which deleted the non-compete and release by Mr. Davis.

On October 20, 2013, Consolidated Graphics management updated the financial projections it had previously prepared in March to take into account the actual and expected financial results of Consolidated Graphics through September 30, 2013, which reflected lower than anticipated results than the financial projections prepared by Consolidated Graphics management in March, and provided them to the Consolidated Graphics board and Credit Suisse. See the section entitled “The Merger—Certain Consolidated Graphics Forecasts” beginning on page 63 of this proxy statement/prospectus.

On October 21, Consolidated Graphics provided certain of the updated financial projections prepared by Consolidated Graphics management to R.R. Donnelley and its advisors. That same day, representatives of Credit Suisse had discussions with R.R. Donnelley regarding its ability to increase its offer.

On October 22, Mr. Quinlan called Mr. Davis and offered Mr. Davis a three year consulting agreement, for an annual consulting fee of $200,000, if he would agree to a non-competition covenant and a release of liability in the voting agreement, to which Mr. Davis agreed. Mr. Quinlan also informed Mr. Davis that day that the $62.00 per share offer was the best offer R.R. Donnelley was willing to make. On October 23, Mr. Davis called Mr. Quinlan to discuss increasing the R.R. Donnelley offer, at which time Mr. Quinlan indicated that he would discuss increasing the R.R. Donnelley offer internally, perhaps to $63.00 per share. Mr. Quinlan promptly called Mr. Davis back and reiterated that $62.00 per share was R.R. Donnelley’s best and final offer.

On October 23, the Consolidated Graphics board held a meeting to review the proposed acquisition of Consolidated Graphics by R.R. Donnelley on the terms set forth in the draft merger agreement and draft voting agreement previously presented to the Consolidated Graphics board. Representatives of Haynes and Boone provided a detailed overview of the Consolidated Graphics board’s fiduciary duties under Texas law and reviewed the material terms of the merger, the draft merger agreement and the draft voting agreement. The Consolidated Graphics board also reviewed the updated financial projections that management of Consolidated Graphics had prepared. In addition, representatives of Haynes and Boone summarized the resolution of certain key issues under the merger agreement and voting agreement, including the proposed consulting agreement for Mr. Davis. Representatives of Credit Suisse presented their financial analysis of the merger. Thereafter, Credit Suisse delivered an oral opinion, subsequently confirmed in writing, to the Consolidated Graphics board as to the fairness, from a financial point of view and as of the date of the opinion, of the per share merger consideration to be received by Consolidated Graphics shareholders, which opinion was based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Credit Suisse as more fully described under the section entitled “The Merger—Opinion of Consolidated Graphics’ Financial Advisor” beginning on page 55 of this proxy statement/prospectus.

Mr. Davis updated the Consolidated Graphics board on his conversation with Mr. Quinlan earlier in the day, during which Mr. Quinlan declined to increase R.R. Donnelley’s offer from $62.00 per share. The Consolidated Graphics board then directed representatives of Credit Suisse to contact representatives of R.R. Donnelley in an attempt to obtain a higher offer from R.R. Donnelley. The representatives of Credit Suisse made such contact and following a lengthy discussion with representatives of R.R. Donnelley, returned to the meeting and informed the Consolidated Graphics board that R.R. Donnelley would not increase its offer of $62.00 per share.

At the request of the Consolidated Graphics board, Mr. Davis and Mr. Biro left the meeting. The independent members of the Consolidated Graphics board and representatives of Credit Suisse and Haynes and Boone remained in the meeting. The independent members of the Consolidated Graphics board then engaged in a detailed discussion of the merger, the merger agreement, the voting agreement and the proposed consulting agreement. In view of the knowledge of the independent members of the Consolidated Graphics board of the industry, prior discussions of the other alternatives available to Consolidated Graphics as well as potential parties that would be interested in a combination with Consolidated Graphics and taking into account the prior discussions with Company A and Company B, as well as the other potential strategic buyers contacted by Credit Suisse, the independent members of the Consolidated Graphics board confirmed that R.R. Donnelley was the party best positioned to offer a business combination on the most favorable terms available to Consolidated Graphics and that seeking other indications of interest was not likely to result in a better transaction and could put the transaction with R.R. Donnelley at risk because of, among other things, unrealistic expectations for future earnings increases in light of higher than expected earnings in the prior two quarterly periods, the associated delays and the potential that information regarding the transaction could be leaked. After taking into consideration the discussions with their financial advisors, outside counsel, and members of Consolidated Graphics senior management, the independent members of the Consolidated Graphics board determined that it was fair to, and in the best interests of, Consolidated Graphics and its shareholders to proceed with the proposed merger at the price of $62.00 per share on the terms negotiated with R.R. Donnelley. Mr. Davis and Mr. Biro rejoined the meeting. Gary L. Forbes, the lead independent director, advised Mr. Davis of the conclusions of the independent members of the Consolidated Graphics board. Mr. Davis noted his agreement with those conclusions. Accordingly, the Consolidated Graphics board unanimously adopted the proposed board resolutions. The Consolidated Graphics board unanimously authorized, approved, and declared advisable the merger, upon the terms and subject to the conditions set forth in the merger agreement and the voting agreement. The Consolidated Graphics board also directed that the proposed merger agreement be submitted to Consolidated Graphics shareholders for consideration and recommended that Consolidated Graphics shareholders approve the merger agreement.

Following the Consolidated Graphics board meeting, the merger agreement and voting agreement were finalized and executed, and on the morning of October 24, 2013, Consolidated Graphics and R.R. Donnelley issued a joint press release announcing the transaction.

Recommendation of the Consolidated Graphics Board; Consolidated Graphics’ Reasons for the Merger

At a meeting held on October 23, 2013, the Consolidated Graphics board unanimously (i) approved and declared advisable the merger agreement and the voting agreement, and the consummation of the transactions contemplated by the merger agreement and voting agreement, upon the terms and subject to the conditions set forth in the merger agreement and voting agreement, (ii) determined that the terms of the merger agreement, and the transactions contemplated by the merger agreement, are fair to, and in the best interests of, Consolidated Graphics and its shareholders, (iii) directed that the merger agreement be submitted to Consolidated Graphics shareholders for approval and (iv) recommended that Consolidated Graphics shareholders approve the merger agreement and the transactions contemplated thereby, including the merger.

ACCORDINGLY, THE CONSOLIDATED GRAPHICS BOARD UNANIMOUSLY RECOMMENDS THAT CONSOLIDATED GRAPHICS SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE MERGER AGREEMENT, “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE PROPOSAL TO APPROVE THE MERGER AGREEMENT AND “FOR” THE PROPOSAL TO APPROVE, BY NON-BINDING, ADVISORY VOTE, OF CERTAIN COMPENSATION ARRANGEMENTS FOR CONSOLIDATED GRAPHICS’ NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGER.

As described in the section entitled “The Merger—Background of the Merger” beginning on page 45 of this proxy statement/prospectus, the Consolidated Graphics board, in evaluating the merger and the merger agreement, consulted with Consolidated Graphics management and its legal and financial advisors and, in reaching its decision at its meeting on October 23, 2013 to approve the merger agreement and voting agreement and the transactions contemplated by the merger agreement and voting agreement, considered a variety of factors weighing positively and negatively in respect of the merger. In light of the number and wide variety of factors considered in connection with its evaluation of the transaction, the Consolidated Graphics board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. The Consolidated Graphics board viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors.

The reasons in favor of the merger considered by the Consolidated Graphics board include, but are not limited to, the following:

•	the per share merger consideration represented a premium based on historical stock price averages, including a 7.3% premium based on a 30-day average, a 10.3% premium based on a 90-day average and a 43.2% premium based on a one-year average;

•	the premium that the per share merger consideration represented to Consolidated Graphics shareholders as compared with the high end of Company A’s prior indicative offer of $56 per share and Company A’s unwillingness to engage in further discussions given the current trading price of Consolidated Graphics common stock;

•	the equity component of the per share merger consideration would provide Consolidated Graphics shareholders the opportunity to participate in the equity value of the combined company and potential upside following the merger;

•	the cash component of the per share merger consideration provides a degree of certainty of the value of a portion of the per share merger consideration to be received in the merger;

•

the belief of the Consolidated Graphics board and management, based on their understanding of the business, assets, financial condition, results of operations, current business strategy, projections and prospects of Consolidated Graphics that no other alternative reasonably available to Consolidated

Graphics, including remaining independent or engaging in a leveraged repurchase of stock, was likely to provide greater value, with comparable certainty, to Consolidated Graphics shareholders;

•	the liquidity of shares of R.R. Donnelley common stock compared with shares of Consolidated Graphics common stock, and the elimination of the risk to Consolidated Graphics’ stock price that would exist if large institutional holders or Consolidated Graphics insiders, such as Mr. Davis or his estate, decided to quickly liquidate their holdings;

•	the due diligence conducted regarding R.R. Donnelley’s business, assets, financial condition, results of operations and business plan, including:

•	the size and scale of the combined company, especially the potential increased scale and scope of operations of the combined company;

•	that the combination would be accretive to R.R. Donnelley;

•	the complementary nature and geographic diversity of the assets of the companies;

•	the potential for significant operational and financial synergies of the two companies; and

•	the balance sheet strength and liquidity of the combined company;

•	the financial analyses reviewed by Credit Suisse with the Consolidated Graphics board and the opinion, dated October 23, 2013, of Credit Suisse to the Consolidated Graphics board as to the fairness, from a financial point of view and as of the date of such opinion, of the per share merger consideration to be received by Consolidated Graphics shareholders, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Credit Suisse as more fully described in the section entitled “The Merger—Opinion of Consolidated Graphics’ Financial Advisor” beginning on page 55 of this proxy statement/prospectus. CONSOLIDATED GRAPHICS SHAREHOLDERS ARE URGED TO READ THE OPINION OF CREDIT SUISSE IN ITS ENTIRETY;

•	the Consolidated Graphics board’s understanding of and management’s review of overall market conditions, including the current, historical and potential future trading prices for Consolidated Graphics common stock, and the Consolidated Graphics board’s determination that, in light of these factors, the timing of the potential transaction was favorable to Consolidated Graphics;

•	the review by the Consolidated Graphics board with its financial advisors of the structure and financial terms of the merger; and

•	the review by the Consolidated Graphics board with its legal advisor of the structure of the merger and the terms of the merger agreement and voting agreement, including the parties’ representations, warranties and covenants, the conditions to their respective obligations and the termination provisions, as well as the likelihood of consummation of the merger and the Consolidated Graphics board’s evaluation of the likely time period necessary to close the merger. The Consolidated Graphics board also considered the following specific aspects of the merger agreement:

•	the nature of the closing conditions included in the merger agreement, including the exceptions to the events that would constitute a material adverse effect with respect to Consolidated Graphics or R.R. Donnelley for purposes of the merger agreement, as well as the likelihood of satisfaction of all conditions to the consummation of the merger;

•	Consolidated Graphics’ right to engage in negotiations with, and provide information to, a third party that makes an unsolicited written alternative proposal (as defined in the section entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus), if the Consolidated Graphics board determines in good faith, after consultation with its legal and financial advisors, that such proposal constitutes or is reasonably likely to lead to a transaction that is more favorable to the Consolidated Graphics shareholders than the merger from a financial point of view and is reasonably likely to be completed on the terms proposed;

•	the Consolidated Graphics board’s right both to change its recommendation that Consolidated Graphics shareholders vote in favor of the merger agreement and/or terminate the merger agreement in order to accept a superior proposal (as defined in the section entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus), subject to certain conditions and payment of the termination fee and expense payment to R.R. Donnelley; and

•	certain other provisions in the merger agreement, including the termination provisions.

The Consolidated Graphics board considered the following factors relating to the procedural safeguards that the Consolidated Graphics board believes were present to ensure the fairness of the merger to Consolidated Graphics shareholders:

•	the per share merger consideration and the other terms and conditions of the merger agreement and voting agreement resulted from extensive negotiations between R.R. Donnelley and its advisors, on the one hand, and Consolidated Graphics and its advisors, on the other hand;

•	the fact that the discussions related to the merger and the consideration and negotiation of the per share merger consideration and other terms of the proposed merger were conducted with the oversight of the Consolidated Graphics board, including at separate meetings of the independent members of the Consolidated Graphics board;

•	the fact that the Consolidated Graphics board was actively involved in the Company’s strategic process for many months and that the Consolidated Graphics board was advised by Haynes and Boone, Consolidated Graphics’ legal counsel, and Credit Suisse, Consolidated Graphics’ financial advisor, conducted extensive deliberations and discussions with Consolidated Graphics management and such advisors and oversaw the extensive negotiations with R.R. Donnelley regarding the terms of the proposed merger;

•	the ability of the Consolidated Graphics shareholders who comply with the required procedures under Texas law to seek appraisal of the “fair value” of the shares;

•	Consolidated Graphics’ ability, under certain circumstances, to consider and respond to an unsolicited written alternative proposal, furnish confidential information to, and engage in discussions or negotiations with, the person or parties making such a proposal, if the Consolidated Graphics board, prior to taking such actions, determines in good faith that such alternative proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal;

•	Consolidated Graphics’ ability, under certain circumstances, to terminate the merger agreement in order to enter into an agreement providing for a superior proposal, provided it complies with its relevant obligations, including, if applicable, paying to R.R. Donnelley the termination fee and the expense payment;

•	the Consolidated Graphics board’s ability in certain circumstances to withhold, withdraw, qualify or modify its recommendation that Consolidated Graphics shareholders vote to approve the merger agreement;

•	the fact that while, pursuant to the voting agreement, Mr. Davis has committed to vote in favor of approving the merger agreement and the merger, such commitments terminate automatically upon termination of the merger agreement in accordance with its terms, including termination by Consolidated Graphics to accept a superior proposal; and

•	the independent members of the Consolidated Graphics board, without members of management, met in executive session to consider the terms of the merger agreement and the transactions contemplated therein, including the merger, and the voting agreement and unanimously approved the merger agreement and the transactions contemplated thereby, including the merger, and the voting agreement.

The Consolidated Graphics board considered the following factors to be generally negative or unfavorable in its deliberations and making its recommendations:

•	the risk that the proposed merger might not be completed in a timely manner or at all;

•	the risks and costs to Consolidated Graphics if the merger does not close, including the diversion of management and employee attention, potential employee attrition and the potential disruptive effect on Consolidated Graphics’ various business relationships, including its relations with affiliates of R.R. Donnelley pursuant to existing contracts;

•	the restrictions on Consolidated Graphics’ operations prior to completion of the merger, which may delay or prevent Consolidated Graphics from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of Consolidated Graphics pending the completion of the merger;

•	the fact that the stock component of the per share merger consideration subjected Consolidated Graphics shareholders to the risk that R.R. Donnelley’s stock value could decrease, and the lack of a collar or other mechanism to mitigate that risk;

•	the possibility that the $15 million termination fee, and reimbursement of up to $3 million in expenses, payable by Consolidated Graphics upon the termination of the merger agreement under certain circumstances may discourage other potential acquirors from making a competing proposal for a transaction with Consolidated Graphics;

•	the transaction costs to be incurred in connection with the merger;

•	the potential of negative reaction by the market to the merger based on the business rationale for the merger, the timing of the merger and the terms of the merger;

•	the fact that the proposed structure of the merger requires the approval of the holders of two-thirds of the outstanding shares of Consolidated Graphics common stock, as opposed to a simple majority vote;

•	the fact that if the proposed merger is not completed, Consolidated Graphics will be required to pay its own expenses associated with the negotiation of the merger agreement, and the transactions contemplated thereby, as well as, under certain circumstances, to pay R.R. Donnelley a $15 million termination fee and reimburse R.R. Donnelley up to $3 million in expenses in connection with the termination of the merger agreement;

•	the business execution and integration risk after the merger is completed; and

•	possible adverse customer and employee reaction to the transaction.

The Consolidated Graphics board believed and continues to believe that these potential risks and drawbacks are outweighed by the potential benefits that the Consolidated Graphics board expects to achieve as a result of the merger. The Consolidated Graphics board realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.

During its consideration of the merger described above, the Consolidated Graphics board was also aware that certain of its directors and executive officers may have interests in the merger that are different from, in addition to or in conflict with, those of Consolidated Graphics shareholders generally, as described in the section entitled “Interests of Consolidated Graphics’ Directors and Executive Officers in the Merger” beginning on page 55 of this proxy statement/prospectus.

Opinion of Consolidated Graphics’ Financial Advisor

Consolidated Graphics retained Credit Suisse to act as its financial advisor in connection with the merger. In connection with Credit Suisse’s engagement, the Consolidated Graphics board requested that Credit Suisse evaluate the fairness, from a financial point of view, of the per share merger consideration to be received by

Consolidated Graphics shareholders. On October 23, 2013, at a meeting of the Consolidated Graphics board held to evaluate the merger, Credit Suisse rendered to the Consolidated Graphics board an oral opinion, confirmed by delivery of a written opinion, dated October 23, 2013, to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations on the review undertaken, the per share merger consideration (as described in such opinion) to be received by Consolidated Graphics shareholders was fair, from a financial point of view, to such holders.

The full text of Credit Suisse’s written opinion, dated October 23, 2013, to the Consolidated Graphics board, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Credit Suisse in connection with such opinion, is attached to this proxy statement/prospectus as Annex C and is incorporated into this proxy statement/prospectus by reference in its entirety. The description of Credit Suisse’s opinion set forth in this proxy statement/prospectus is qualified in its entirety by reference to the full text of Credit Suisse’s opinion. Credit Suisse’s opinion was provided to the Consolidated Graphics board (in its capacity as such) for its information in connection with its evaluation of the per share merger consideration from a financial point of view and did not address any other aspect of the merger, including the relative merits of the merger as compared to alternative transactions or strategies that might be available to Consolidated Graphics or the underlying business decision of Consolidated Graphics to proceed with the merger. The opinion should not be construed as creating any fiduciary duty on Credit Suisse’s part to any party and does not constitute advice or a recommendation to any Consolidated Graphics shareholder as to how such shareholder should vote or act on any matter relating to the merger or otherwise.

In arriving at its opinion, Credit Suisse:

•	reviewed execution versions of the merger agreement and the voting agreement, and certain publicly available business and financial information relating to Consolidated Graphics and R.R. Donnelley;

•	reviewed certain other information relating to Consolidated Graphics and R.R. Donnelley, including (x) financial forecasts relating to Consolidated Graphics provided to or discussed with Credit Suisse by Consolidated Graphics (which are set forth in the section entitled “The Merger—Certain Consolidated Graphics Forecasts” beginning on page 63 of this proxy statement/prospectus) and (y) I/B/E/S consensus estimates for 2014 relating to R.R. Donnelley, as adjusted and extrapolated by Credit Suisse based on guidance from Consolidated Graphics and discussions with the managements of R.R. Donnelley and Consolidated Graphics, which we refer to as the R.R. Donnelley Forecasts;

•	met with the managements of Consolidated Graphics and R.R. Donnelley to discuss the business and prospects of Consolidated Graphics and R.R. Donnelley, respectively;

•	considered certain financial and stock market data of Consolidated Graphics and R.R. Donnelley, and compared that data with similar data for other publicly held companies in businesses Credit Suisse deemed similar to those of Consolidated Graphics and R.R. Donnelley;

•	considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have been effected or announced; and

•	considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which it deemed relevant.

In connection with its review, Credit Suisse did not independently verify any of the foregoing information and Credit Suisse assumed and relied upon such information being complete and accurate in all material respects. With respect to the financial forecasts for Consolidated Graphics that Credit Suisse used in its analyses, the management of Consolidated Graphics advised Credit Suisse, and Credit Suisse assumed, that such forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Consolidated Graphics as to the future financial performance of Consolidated Graphics. With respect to the R.R. Donnelley Forecasts, which Consolidated Graphics directed Credit Suisse to use in its analyses, Credit Suisse assumed, at Consolidated Graphics’ direction, that such R.R. Donnelley Forecasts represented reasonable estimates and judgments with respect to the future financial performance of R.R. Donnelley and were a reasonable basis upon which to evaluate the fairness of the per share merger consideration from a financial point of view. In addition, Credit Suisse relied upon, at Consolidated Graphics’ direction and without independent verification, the estimates of the cost savings and synergies anticipated to result from the merger (including the amount, timing and achievability thereof) that were provided to Credit Suisse by Consolidated Graphics and which Consolidated Graphics advised Credit Suisse reflect discussions between the respective managements of R.R. Donnelley and Consolidated Graphics. Credit Suisse also assumed, with Consolidated Graphics’ consent, that, in the course of obtaining any regulatory or third-party consents, approvals or agreements in connection with the merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Consolidated Graphics, R.R. Donnelley or the contemplated benefits of the merger and that the merger will be consummated in accordance with the terms of the merger agreement without waiver, modification or amendment of any material term, condition or agreement thereof. In addition, Credit Suisse was not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Consolidated Graphics or R.R. Donnelley, nor has it been furnished with any such evaluations or appraisals.

Credit Suisse’s opinion addresses only the fairness, from a financial point of view and as of the date of such opinion, to Consolidated Graphics shareholders of the per share merger consideration and does not address any other aspect or implication of the merger or any other agreement (including the voting agreement), arrangement or understanding entered into in connection with the merger or otherwise, including, without limitation, the fairness of the amount or nature of, or any other aspect relating to, any compensation to, or the treatment of any Consolidated Graphics stock options held by, any officers, directors or employees of any party to the merger, or class of such persons, relative to the per share merger consideration or otherwise. The issuance of Credit Suisse’s opinion was approved by its authorized internal committee.

Credit Suisse’s opinion was necessarily based upon information made available to Credit Suisse as of the date of such opinion and financial, economic, market and other conditions as they existed and could be evaluated on the date of such opinion. Credit Suisse did not express any opinion as to what the value of shares of R.R. Donnelley common stock actually would be when issued to Consolidated Graphics shareholders pursuant to the merger or the prices at which shares of Consolidated Graphics common stock or R.R. Donnelley common stock would trade at any time. Credit Suisse’s opinion does not address the relative merits of the merger as compared to alternative transactions or strategies that might be available to Consolidated Graphics, nor does it address the underlying business decision of Consolidated Graphics to proceed with the merger. Except as described in this summary, Consolidated Graphics imposed no other limitations on Credit Suisse with respect to the investigations made or procedures followed in rendering its opinion.

In preparing its opinion to the Consolidated Graphics board, Credit Suisse performed a variety of financial and comparative analyses, including those described below. The summary of Credit Suisse’s analyses described below is not a complete description of the analyses underlying Credit Suisse’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, as a consequence, neither a fairness opinion nor its underlying analyses are readily susceptible to partial analysis or summary description. Credit Suisse arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Credit Suisse believes that its analyses must be considered as a whole and that selecting portions of its analyses, analytic methods and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

In its analyses, Credit Suisse considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Consolidated Graphics or R.R. Donnelley. No company, transaction or business used in Credit Suisse’s analyses for comparative purposes is identical to Consolidated Graphics, R.R. Donnelley or the merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed. The results of each analysis were taken into account in reaching Credit Suisse’s overall conclusion with respect to fairness and Credit Suisse did not make separate or quantifiable judgments regarding the individual analyses. The estimates contained in Credit Suisse’s analyses and the implied reference ranges resulting from any particular analysis are illustrative and not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired, which may depend upon a variety of factors, many of which are beyond the control of Consolidated Graphics, R.R. Donnelley or Credit Suisse. Accordingly, the estimates used in, and the results derived from, Credit Suisse’s analyses are inherently subject to substantial uncertainty.

Credit Suisse was not requested to, and it did not, recommend the specific consideration payable in the merger, which was determined through negotiations between Consolidated Graphics and R.R. Donnelley, and the decision to enter into the merger agreement was solely that of the Consolidated Graphics board. Credit Suisse’s opinion and financial analyses were only one of many factors considered by the Consolidated Graphics board in its evaluation of the merger. Neither Credit Suisse’s opinion nor its financial analyses were determinative of the views of the Consolidated Graphics board or management with respect to the merger or the per share merger consideration.

The following is a summary of the material financial analyses reviewed with the Consolidated Graphics board on October 23, 2013 in connection with Credit Suisse’s opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Credit Suisse’s financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Credit Suisse’s financial analyses.

For purposes of the financial analyses summarized below:

•	the term “implied per share merger consideration” refers to $62.00 per share calculated based on the original per share merger consideration mix provided for in the merger agreement as (i) the cash consideration of $34.44 per share and (ii) the implied value of the stock consideration of $27.56 per share based on the 1.645 exchange ratio and R.R. Donnelley common stock’s closing price of $16.75 per share on October 22, 2013 (as opposed to the 1.651 exchange ratio in the merger agreement, which is based on R.R. Donnelley common stock’s closing price of $16.69 per share on October 23, 2013);

•	the term “EBITDA” generally refers to the relevant company’s estimated earnings before interest, taxes, depreciation and amortization for a specified time period, including noncash stockbased compensation expense and excluding one-time costs related to transaction expenses, goodwill impairment and accretion of pension liabilities; and

•	the term “Enterprise Value” generally refers to the value as of a specified date of the relevant company’s outstanding equity securities (taking into account its options and other outstanding convertible securities) plus the value as of such date of its net debt (the value of its outstanding indebtedness, preferred stock and capital leases less the amount of cash on its balance sheet).

Consolidated Graphics Financial Analyses

Selected Companies Analysis. Credit Suisse reviewed financial and stock market information of Consolidated Graphics and the following four selected publicly traded companies, which operate in the traditional print industry, referred to as the selected companies:

Selected Companies	Enterprise Value/2014 Estimated EBITDA
Consolidated Graphics, Inc.	5.4x
Cenveo, Inc.	7.0x
Quad/Graphics, Inc. (Class A)	5.0x
R.R. Donnelley & Sons Company	5.4x
Transcontinental Inc.	4.7x

Although none of the selected companies are directly comparable to Consolidated Graphics, the selected companies were chosen because they are publicly traded companies that operate in the same industry as Consolidated Graphics and have lines of business and financial and operating characteristics similar to Consolidated Graphics. Credit Suisse determined, using its professional judgment, that these selected companies were the most appropriate for purposes of this analysis. While there may have been other companies that operate in similar industries or have similar principal lines of business or financial or operating characteristics to Consolidated Graphics, Credit Suisse did not specifically identify any other companies for this purpose.

Credit Suisse reviewed Enterprise Values of the selected companies, as of October 22, 2013, as a multiple of calendar year 2014 estimated EBITDA. For purposes of calculating these multiples, financial data of the selected companies, including Consolidated Graphics and R.R. Donnelley, were based on public filings and I/B/E/S consensus estimates. Credit Suisse then applied a reference range of calendar year 2014 estimated EBITDA multiples of 4.5x to 5.5x derived from the selected companies to corresponding data, based on internal estimates of the management of Consolidated Graphics as described in the section entitled “The Merger—Certain Consolidated Graphics Forecasts” beginning on page 63 of this proxy statement/prospectus.

This analysis indicated the following approximate implied equity value per share reference range for Consolidated Graphics, as compared to the implied per share merger consideration:

Implied Equity Value Per Share Reference Range	Implied Per Share Merger Consideration
$55.15 - $68.15	$62.00

Selected Transactions Analysis. Credit Suisse reviewed publicly available financial information of the following six selected transactions involving companies with operations in the traditional print industry:

Announcement Date	Acquiror / Target	Enterprise Value/LTM EBITDA
08/01/13	The Standard Register Company / WorkflowOne LLC	6.2x
10/10/12	Quad/Graphics, Inc. / Vertis Holdings Inc.	3.3x
1/26/10	Quad/Graphics, Inc. / World Color Press Inc.	4.5x
6/14/07	Cenveo, Inc. / Madison/Graham ColorGraphics Inc.	6.7x
1/03/07	R.R. Donnelley & Sons Company / Von Hoffmann	Not available
10/31/06	R.R. Donnelley & Sons Company / Banta Corporation	8.0x

Although none of the companies that participated in the selected transactions are directly comparable to Consolidated Graphics, the companies that participated in the selected transactions are companies with operations that, for purposes of this analysis, may be considered similar to the operations of Consolidated Graphics.

Credit Suisse reviewed Enterprise Values of the target companies as a multiple of such target companies’ latest 12 months EBITDA. Credit Suisse then applied a reference range of EBITDA multiples of 4.5x to 6.5x derived from the selected transactions to the latest 12 months (as of September 30, 2013) EBITDA of Consolidated Graphics. Financial data of the selected transactions were based on publicly available research analysts’ estimates, public filings and other publicly available information. Financial data of Consolidated Graphics were based on public filings and internal estimates of the management of Consolidated Graphics as described in the section entitled “The Merger—Certain Consolidated Graphics Forecasts” beginning on page 63 of this proxy statement/prospectus.

This analysis indicated the following approximate implied equity value per share reference range for Consolidated Graphics, as compared to the implied per share merger consideration:

Implied Equity Value Per Share Reference Range	Implied Per Share Merger Consideration
$50.35 - $73.90	$62.00

Discounted Cash Flow Analysis. Credit Suisse performed a discounted cash flow analysis of Consolidated Graphics to calculate the estimated present value of the standalone unlevered, aftertax free cash flow that Consolidated Graphics was forecasted to generate during the last six months of the fiscal year ending March 31, 2014 through the full fiscal year ending March 31, 2018 based on internal estimates of the management of Consolidated Graphics as described in the section entitled “The Merger—Certain Consolidated Graphics Forecasts” beginning on page 63 of this proxy statement/prospectus. Credit Suisse calculated terminal values for Consolidated Graphics by applying to the estimated EBITDA of Consolidated Graphics for the fiscal year ending March 31, 2019 (adjusted per management for a normalized estimate of election related revenue) a range of terminal value EBITDA multiples of 4.5x to 5.5x. The range of multiples was selected based on a review of Consolidated Graphics’ and the selected companies’ current and historical trading multiples. The present value (as of September 30, 2013) of the cash flows and terminal values was then calculated using discount rates ranging from 8.5% to 10.5% derived from Consolidated Graphics’ and the selected companies’ weighted average cost of capital calculation.

This analysis indicated the following approximate implied equity value per share reference range for Consolidated Graphics, as compared to the implied per share merger consideration:

Implied Equity Value Per Share Reference Range	Implied Per Share Merger Consideration
$58.16 - $71.59	$62.00

R.R. Donnelley Financial Analyses

Selected Companies Analysis. Credit Suisse reviewed financial and stock market information of R.R. Donnelley and the following four selected publicly traded companies, which operate in the traditional print industry, referred to as the selected companies:

Selected Companies	Enterprise Value/2014 Estimated EBITDA
R.R. Donnelley & Sons Company	5.4x
Cenveo, Inc.	7.0x
Consolidated Graphics, Inc.	5.4x
Quad/Graphics, Inc. (Class A)	5.0x
Transcontinental Inc.	4.7x

Although none of the selected companies are directly comparable to R.R. Donnelley, the selected companies were chosen because they are publicly traded companies that operate in the same industry as R.R. Donnelley and have lines of business and financial and operating characteristics similar to R.R. Donnelley. Credit Suisse determined, using its professional judgment, that these selected companies were the most appropriate for purposes of this analysis. While there may have been other companies that operate in similar industries or have similar principal lines of business or financial or operating characteristics to R.R. Donnelley, Credit Suisse did not specifically identify any other companies for this purpose.

Credit Suisse reviewed Enterprise Values of the selected companies as of October 22, 2013, as a multiple of calendar year 2014 estimated EBITDA. For purposes of calculating these multiples, financial data of the selected companies, including Consolidated Graphics and R.R. Donnelley, were based on public filings and I/B/E/S consensus estimates. Credit Suisse then applied a reference range of calendar year 2014 estimated EBITDA multiples of 4.5x to 5.5x derived from the selected companies to corresponding data of R.R. Donnelley, based on public filings and I/B/E/S consensus estimates.

This analysis indicated the following approximate implied equity value per share reference ranges for R.R. Donnelley, as compared to closing stock price of R.R. Donnelley common stock on October 22, 2013:

Implied Equity Value Per Share Reference Range	R.R. Donnelley Closing Stock Price on October 22, 2013
$11.00 - $17.25	$16.75

Discounted Cash Flow Analysis. Credit Suisse performed a discounted cash flow analysis of R.R. Donnelley to calculate the estimated present value of the standalone unlevered, aftertax free cash flow that R.R. Donnelley was forecasted to generate during the last three months of the fiscal year ending December 31, 2013 through the full fiscal year ending December 31, 2017 based on R.R. Donnelley’s public filings for the fiscal year ending December 31, 2013 and I/B/E/S consensus estimates for the fiscal year ending December 31, 2014, as adjusted and extrapolated by Credit Suisse based on guidance from Consolidated Graphics and discussions with the managements of R.R. Donnelley and Consolidated Graphics for the fiscal years ending December 31, 2015 through December 31, 2017. Credit Suisse calculated terminal values for R.R. Donnelley by applying to the estimated EBITDA of R.R. Donnelley for the fiscal year ending December 31, 2018 a range of terminal value EBITDA multiples of 4.5x to 5.5x. The range of multiples was selected based on a review of R.R. Donnelley’s and the selected companies’ current and historical trading multiples. The present value (as of September 30, 2013) of the cash flows and terminal values was then calculated using discount rates ranging from 8.5% to 9.5% derived from R.R. Donnelley’s and the selected companies’ weighted average cost of capital calculation.

This analysis indicated the following approximate implied equity value per share reference range for R.R. Donnelley, as compared to the closing stock price of R.R. Donnelley common stock on October 22, 2013:

Implied Equity Value Per Share Reference Range	R.R. Donnelley Closing Stock Price on October 22, 2013
$14.29 - $20.02	$16.75

Other Information. Credit Suisse also noted for the Consolidated Graphics board certain additional factors that were not considered part of Credit Suisse’s financial analyses with respect to its opinion but were referenced for informational purposes, including the following:

•	historical trading prices of Consolidated Graphics common stock and R.R. Donnelley common stock during the 52week period ended October 22, 2013, which indicated low and high closing stock prices for Consolidated Graphics common stock of approximately $27.90 and $62.38 per share, respectively, and for R.R. Donnelley common stock of approximately $8.30 to $19.42 per share, respectively;

•	stock price targets for Consolidated Graphics common stock and R.R. Donnelley common stock in publicly available Wall Street research analyst reports, which indicated low and high stock price targets for Consolidated Graphics of $57.00 and $65.00 per share, respectively, and for R.R. Donnelley of approximately $16.00 to $24.00 per share, respectively;

•

an analysis of the implied per share merger consideration to be received by Consolidated Graphics shareholders based on the illustrative value of the pro forma combined company. This analysis derived the illustrative value based on a 1.645 exchange ratio (the implied exchange ratio based on the closing stock price of the R.R. Donnelley common stock as of October 22, 2013) by adding the cash consideration of $34.44 per share to a range of equity values per share implied by a trading-based analysis performed by applying a reference range of calendar year 2014 estimated EBITDA multiples of 4.5x to 5.5x to corresponding data for the pro forma combined company, using the methodology described in the sections entitled “The Merger—Opinion of Consolidated Graphics’ Financial Advisor—Consolidated Graphics Financial Analyses—Selected Companies Analysis” beginning on page 59 of this proxy statement/prospectus and “The Merger—Opinion of Consolidated Graphics’ Financial Advisor—R.R. Donnelley Financial Analyses—Selected Companies Analysis” beginning on page 60 of this proxy statement/prospectus, except that Credit Suisse assumed, based on guidance from Consolidated Graphics, potential pre-tax annual net synergies of $20 to $50 million per year. This analysis indicated a range of implied values of the per share consideration to be received by Consolidated Graphics shareholders of $53.46 to $65.65 and, assuming application of the 5.4x blended Enterprise Value to calendar year 2014 estimated EBITDA multiple for R.R. Donnelley and Consolidated Graphics, $62.73 to $64.05;

•	an analysis of the implied per share merger consideration to be received by Consolidated Graphics shareholders based on the illustrative value of the pro forma combined company. This analysis derived the illustrative value based on a 1.645 exchange ratio (the implied exchange ratio based on the closing stock price of the R.R. Donnelley common stock as of October 22, 2013) by adding the cash consideration of $34.44 per share to a range of equity values per share implied by an illustrative discounted cash flow analysis of the pro forma combined company, performed using the methodology described in the sections entitled “The Merger—Opinion of Consolidated Graphics’ Financial Advisor—Consolidated Graphics Financial Analyses—Discounted Cash Flow Analysis” beginning on page 60 of this proxy statement/prospectus and “The Merger—Opinion of Consolidated Graphics’ Financial Advisor—R.R. Donnelley Financial Analyses—Discounted Cash Flow Analysis” beginning on page 61 of this proxy statement/prospectus, except that Credit Suisse (i) utilized a selected range of terminal value EBITDA multiples of 4.5x to 5.5x, (ii) assumed, based on guidance from Consolidated Graphics, potential pre-tax annual net synergies of $20 to $50 million per year and (iii) utilized the midpoint of the discount rates ranging from 8.5% to 9.5%, derived from R.R. Donnelley and the selected companies weighted average cost of capital. This analysis indicated a range of implied values of the per share consideration to be received by Consolidated Graphics shareholders of $59.44 to $68.53 and, assuming application of a terminal multiple equivalent to the 5.4x blended Enterprise Value to calendar year 2014 estimated EBITDA multiple for R.R. Donnelley and Consolidated Graphics, $66.16 to $67.37; and

•	an implied exchange ratio analysis using the implied equity value per share reference ranges for Consolidated Graphics and R.R. Donnelley indicated in the respective selected companies analyses, discounted cash flow analyses (both including and excluding the estimated present value of potential synergies), stock price targets, and historical trading prices for Consolidated Graphics and R.R. Donnelley described above and adjusting the implied equity value per share reference ranges for Consolidated Graphics downward by the amount of the $34.44 per share cash consideration to be paid in the merger, which indicated the implied exchange ratio reference ranges of 1.200x to 3.064x for the selected companies analyses, 1.108x to 2.405x for the discounted cash flow analyses (including the estimated present value of potential synergies), 1.185x to 2.598x for the discounted cash flow analyses (excluding the estimated present value of potential synergies), 0.940x to 1.910x for the stock price targets, and not meaningful to 3.366x for the historical trading prices, as compared to an implied exchange ratio of 1.645x, based on the closing stock price of R.R. Donnelley common stock on October 22, 2013.

Miscellaneous

Consolidated Graphics selected Credit Suisse to act as its financial advisor in connection with the merger based on Credit Suisse’s qualifications, experience and reputation. Credit Suisse is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

Consolidated Graphics has agreed to pay Credit Suisse for its financial advisory services to Consolidated Graphics in connection with the merger an aggregate fee currently estimated to be approximately $10.6 million, $1.0 million of which became payable upon delivery of Credit Suisse’s opinion and approximately $9.6 million of which is contingent upon completion of the merger. In addition, Consolidated Graphics has agreed to reimburse Credit Suisse for its expenses, including fees and expenses of legal counsel, and to indemnify Credit Suisse and related parties for certain liabilities and other items, including liabilities under the federal securities laws, arising out of or related to its engagement. Other than in connection with the merger, from January 1, 2011 through October 23, 2013, no investment banking services were provided by Credit Suisse to Consolidated Graphics or R.R. Donnelley for which Credit Suisse or its affiliates received fees. Credit Suisse is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, Credit Suisse and its affiliates may acquire, hold or sell, for Credit Suisse’s and its affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Consolidated Graphics, R.R. Donnelley and their respective affiliates and any other company that may be involved in the merger, as well as provide investment banking and other financial services to such companies.

Certain Consolidated Graphics Forecasts

Consolidated Graphics does not as a matter of course make public projections as to future sales, earnings or other results due to, among other reasons, the unpredictability of the underlying assumptions and estimates inherent in preparing financial projections. However, in March 2013, in evaluating a possible transaction involving Consolidated Graphics, management of Consolidated Graphics prepared financial projections which were provided to the Consolidated Graphics board. Certain of these financial projections were also provided to Credit Suisse and R.R. Donnelley. On October 20, 2013, management of Consolidated Graphics updated these financial projections to take into account the actual and expected financial results of Consolidated Graphics through September 30, 2013, which updated projections we refer to as the prospective financial information, and provided them to the Consolidated Graphics board. In addition, Consolidated Graphics provided the prospective financial information to Credit Suisse and certain of the prospective financial information to R.R. Donnelley and its advisors. The updated financial projections reflected lower than anticipated results than the financial projections prepared by Consolidated Graphics management in March.

The following summary of the prospective financial information is not provided to influence you to make any investment decision with respect to the merger or otherwise, but is being included because the prospective financial information (or certain of such prospective financial information) was made available to the Consolidated Graphics board, Credit Suisse, R.R. Donnelley and their respective advisors in evaluating a potential transaction between Consolidated Graphics and R.R. Donnelley.

The accompanying prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to projected financial information, but, in the view of the management of Consolidated Graphics, was prepared on a reasonable basis, reflected, at the time the prospective financial information was prepared, the best available estimates and judgments, and presented, to the best of management’s knowledge and belief at the time the prospective financial information was prepared, the expected course of action and the expected future financial performance of Consolidated Graphics. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus are cautioned not to place undue reliance on the prospective financial information. Neither Consolidated Graphics’ independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information set forth below, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The prospective financial information was used by Credit Suisse in rendering its opinion, dated October 23, 2013, to the Consolidated Graphics board as to the fairness, from a financial point of view and as of the date of such opinion, of the per share merger consideration (as described in such opinion) to be received by Consolidated Graphics shareholders, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Credit Suisse. For a description of the opinion that Consolidated Graphics received from Credit Suisse, see the section entitled “The Merger—Opinion of Consolidated Graphics’ Financial Advisor” beginning on page 55 of this proxy statement/prospectus.

The prospective financial information was based on numerous variables and assumptions made by management of Consolidated Graphics at the time it was prepared with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to the business of Consolidated Graphics, all of which are difficult to predict and many of which are beyond the control of Consolidated Graphics. Consolidated Graphics believes that the assumptions its management used in formulating the prospective financial information were reasonable at the time the prospective financial information was prepared, taking into account the relevant information available to Consolidated Graphics management at the time. As such, the prospective financial information constitutes forward-looking information and is subject to risks and uncertainties that could cause actual results to differ materially from the results forecasted in the prospective financial information, including, but not limited to, the risks set forth in this proxy statement/prospectus and Consolidated Graphics’ reports filed with the SEC. See the sections entitled “Risk Factors” beginning on page 30 of this proxy statement/prospectus and “Where You Can Find More Information” beginning on 120 of this proxy statement/prospectus.

There can be no assurance that the prospective financial information will be realized or that actual results will not be significantly higher or lower than projected. The prospective financial information also reflects assumptions that are subject to change and do not reflect revised prospects for Consolidated Graphics’ business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur after the date the prospective financial information was prepared. The prospective financial information also covers multiple years and such information by its nature becomes subject to greater uncertainty with each successive year. Economic and business environments can and do change quickly, which adds additional uncertainty as to whether the results portrayed in the prospective financial information will be achieved. The inclusion of the prospective financial information should not be regarded as an indication that Consolidated Graphics, its advisors or anyone who received such information then considered, or now considers, it as necessarily predictive of actual or future events, and such information should not be relied upon as such and there can be no assurance that the results indicated by the prospective financial information will be realized or that future financial results will not materially vary from the prospective financial information.

The prospective financial information will also be affected by the ability of Consolidated Graphics to achieve its strategic goals, objectives and targets over the applicable periods. Accordingly, the prospective financial information cannot be considered a guarantee of future operating results. The prospective financial information does not take into account any circumstances or events occurring after the date it was prepared, including the transactions contemplated by the merger agreement, and was prepared based on Consolidated Graphics as a standalone company. The prospective financial information also does not take into account acquisitions that Consolidated Graphics may have made in the future had it remained an independent company. Further, the prospective financial information does not take into account other matters related to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with completing the merger, the potential synergies that may be achieved by the combined company as a result of the merger, the effect of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the merger agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the prospective financial information does not take into account the effect of any failure of the merger to occur and should not be viewed as accurate or reliable in that context.

Some or all of the assumptions that have been made regarding, among other things, the timing of certain occurrences or impacts, may have changed since the date the prospective financial information was prepared.

Except as may be required by law, Consolidated Graphics disclaims any obligation to update or otherwise revise the prospective financial information to reflect circumstances, economic conditions or other developments existing or occurring after the date the prospective financial information was prepared or to reflect the occurrence of future events, even if any or all of the assumptions on which the prospective financial information were based are no longer appropriate. These considerations should be taken into account in reviewing the prospective financial information, which was prepared as of an earlier date. The inclusion of the prospective financial information in this proxy statement/prospectus should not be deemed an admission or representation that Consolidated Graphics, the Consolidated Graphics board or any other person considered, or now considers, such information to be material. The prospective financial information should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Consolidated Graphics contained in its public filings with the SEC incorporated by reference into this proxy statement/prospectus. In light of the foregoing factors and the uncertainties inherent in the prospective financial information, Consolidated Graphics shareholders are cautioned not to place undue, if any, reliance on the prospective financial information included in this proxy statement/prospectus.

Summary Prospective Financial Information

The prospective financial information was based on assumptions which Consolidated Graphics believes were reasonable at the time management of Consolidated Graphics prepared the prospective financial information. As described above, however, these assumptions are inherently uncertain, were made as of the time the prospective financial information was prepared, and may not be appropriate, either now or in the future, in light of changed circumstances, economic conditions or other developments.

The following table presents summary selected prospective financial information for the fiscal years ended March 31 (in millions, except per share data values):

	2014E	2015E
Revenue	$1,034	$1,099
EBITDA(1)	$127	$142
Adj. EBITDA(1)	$130	$145
Adj. FD EPS(2)	$4.39	$4.82

(1)	EBITDA is defined as net income before interest, income tax expense, depreciation and amortization, and other charges. Adjusted EBITDA is EBITDA before share-based compensation expense. EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow as a measure of liquidity.
(2)	Adjusted FD EPS is fully diluted earnings per share before other charges and share-based compensation expense, all net of tax. Adjusted FD EPS is based on diluted weighted average shares outstanding for the quarter ended September 30, 2013. Adjusted FD EPS is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow as a measure of liquidity.

GAAP Reconciliations

All prospective financial information set forth above with respect to Consolidated Graphics’ EBITDA, Adjusted EBITDA, and Adjusted FD EPS are non-GAAP financial measures. Consolidated Graphics provided this information to the Consolidated Graphics board, as well as to Credit Suisse and R.R. Donnelley and its advisors as described above because Consolidated Graphics believed such information could be useful in evaluating, on a prospective basis, Consolidated Graphics’ financial performance for the periods presented. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and may not be comparable to similarly titled amounts used by other companies. Reconciliations from GAAP net income to EBITDA and Adjusted EBITDA and from GAAP diluted earnings per share to Adjusted FD EPS, included in the prospective financial information set forth above for the fiscal years ended March 31st as indicated, are summarized below (in millions, except per share data values):

	2014E	2015E
Net Income	$39	$44
Income taxes	16	24
Interest expense, net	3	2
Depreciation and amortization	66	71
Other charges	3	1

EBITDA	127	142
Share-based compensation expense	3	3

Adjusted EBITDA	$130	$145

	2014E	2015E
Diluted earnings per share	$3.97	$4.54
Other charges	0.40	0.20
Tax benefit of other charges	(0.15)	(0.08)
Share-based compensation expense, net of taxes	0.17	0.16

Adjusted FD EPS	$4.39	$4.82

R.R. Donnelley’s Reasons for the Merger

At its meeting held on October 23, 2013, after due consideration and consultation with R.R. Donnelley’s management and legal and financial advisors, the board of directors of R.R. Donnelley, which we refer to as the R.R. Donnelley board, unanimously approved entry into the merger agreement. In doing so, the R.R. Donnelley board considered the business, assets, and liabilities, results of operations, financial performance, strategic direction and prospects of Consolidated Graphics and determined that the merger was in the best interests of R.R. Donnelley. In making its determination, the R.R. Donnelley board focused on a number of factors, including the following:

Strategic Fit. The R.R. Donnelley board considered that the combination of R.R. Donnelley and Consolidated Graphics would complement R.R. Donnelley’s existing platform and enhance R.R. Donnelley’s strategy of targeting transactional sales opportunities, diversifying its mix of products and services, focusing on end-to-end process improvements, executing complex supply chain programs and driving process efficiencies through specialized comprehensive communication solutions.

In particular, the R.R. Donnelley board considered that the combined company would benefit from:

•	Consolidated Graphics’ comprehensive printing and services capabilities, including commercial sheet-fed, web and digital printing, as well as specialty printing services such as large and grand format, point-of-sale display, packaging capabilities and mailing and fulfillment services for commercial end markets;

•	additional exposure to digital, packaging, signage and other high growth market segments;

•	a diversified customer base across a large geographical footprint, serving clients through approximately 70 operating companies in 26 states as well as in Toronto, Prague and Gero, Japan;

•	the opportunity to penetrate smaller-sized customers through Consolidated Graphics’ localized sales force model; and

•	Consolidated Graphics’ digital and web-to-print technological platforms.

Growth and Cost Savings. The R.R. Donnelley board considered that the integration of Consolidated Graphics into R.R. Donnelley would provide the combined company with the opportunity to realize growth and cost savings through reductions in fixed costs and information technology spending, better combined purchasing opportunities for materials and freight and the potential for facility consolidation.

Additional Considerations. In the course of reaching its decision to approve the merger agreement, the R.R. Donnelley board of directors considered the following additional factors as generally supporting its decision:

•	the per share merger consideration, the fact that the stock portion of the per share merger consideration is fixed, and the resulting percentage ownership interest that current Consolidated Graphics shareholders would have in R.R. Donnelley following the merger;

•	the terms and conditions of the merger agreement, including the conditions to the completion of the merger; the circumstances under which the merger agreement could be terminated and the impact of such a termination; and the potential payment by Consolidated Graphics of a termination fee of $15 million plus up to $3 million in expenses;

•	historical information concerning R.R. Donnelley’s and Consolidated Graphics’ respective businesses, financial condition, results of operations, earnings, technology positions, managements, competitive positions and prospects on a stand-alone basis and forecasted combined basis;

•	current financial market conditions;

•	the current and prospective business environment in which R.R. Donnelley and Consolidated Graphics operate, including international, national and local economic conditions, the competitive and regulatory environment for commercial printing and print-related services providers generally, and the likely effect of these factors on R.R. Donnelley and the combined company;

•	the impact of the merger on the customers and employees of R.R. Donnelley;

•	the regulatory approvals required to consummate the merger and the belief of R.R. Donnelley’s management that the merger would be approved by the requisite authorities, without the imposition of conditions sufficiently material to preclude the merger, and would otherwise be consummated in accordance with the terms of the merger agreement; and

•	the expectation that the merger could be completed within a reasonable time frame.

The R.R. Donnelley board of directors also considered a number of potentially negative factors in its deliberations concerning the merger agreement, including:

•	the risk that, because the stock portion of the per share merger consideration under the merger agreement would not be adjusted for changes in the market price of R.R. Donnelley common stock or Consolidated Graphics common stock, the value of the per share merger consideration to be paid to holders of shares of Consolidated Graphics common stock upon the consummation of the merger could be significantly more than the value of the per share merger consideration immediately prior to the announcement of the proposed merger;

•	the risk that the merger might not receive all necessary regulatory approvals, or that any governmental authorities could attempt to condition their approval of the merger on the companies’ compliance with certain conditions, including the divestiture of assets;

•	the difficulties and management challenges inherent in completing the merger and integrating the businesses, operations and workforce of Consolidated Graphics with those of R.R. Donnelley;

•	the possibility of encountering difficulties in achieving expected growth and cost savings; and

•	the risk that Consolidated Graphics’ financial performance may not meet R.R. Donnelley’s expectations.

The foregoing discussion of the information and factors that the R.R. Donnelley board considered is not intended to be exhaustive, but is meant to include the material factors that the R.R. Donnelley board considered. In view of the complexity and wide variety of factors, both positive and negative, that the R.R. Donnelley board considered, the R.R. Donnelley board did not find it practical to, and did not attempt to, quantify, rank or otherwise assign relative or specific weights or values to any of the factors considered. In addition, individual members of the R.R. Donnelley board may have given different weights to different factors. In considering the various factors, individual members of the R.R. Donnelley board considered all of these factors as a whole, and concluded that, on balance, the positive factors outweighed the negative factors and that they supported a determination to approve the merger agreement and declare its advisability.

Financing of the Merger

R.R. Donnelley’s obligation to complete the merger is not contingent upon the receipt by R.R. Donnelley of any financing. R.R. Donnelley estimates that it will need approximately $433.8 million in order to pay Consolidated Graphics shareholders and holders of Consolidated Graphics stock options the cash amounts due to them under the merger agreement, pay related fees and expenses in connection with the merger and repay or refinance the outstanding indebtedness of Consolidated Graphics that will come due as a result of the merger. R.R. Donnelley anticipates that the funds needed to pay the foregoing amounts will be derived from cash on hand and through borrowings under R.R. Donnelley’s senior secured revolving credit facility.

Closing and Effective Time of the Merger

Unless the parties otherwise mutually agree, the closing of the merger will occur on the third business day after the day on which the last of the conditions to the closing of the merger is satisfied or waived (other than those conditions that by their nature must be satisfied or waived at the closing of the merger, but subject to the fulfillment or waiver of such conditions). Subject to the satisfaction or waiver of the conditions to the closing of the merger described in the section entitled “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 83 of this proxy statement/prospectus, including the receipt of the Consolidated Graphics shareholder approval at the special meeting, it is anticipated that the merger will be completed during the first quarter of 2014. It is possible that factors outside the control of both companies could result in the merger being completed at a different time, or not at all.

The effective time of the merger will occur as soon as practicable after the closing of the merger when the certificate of merger is duly filed with the Secretary of State of the State of Texas or at such later time as the parties may mutually agree and specify in the certificate of merger.

Regulatory Approvals

The completion of the merger is subject to antitrust review in the United States. Under the HSR Act and the rules promulgated thereunder, the merger may not be completed until notification and report forms have been filed with the FTC and the DOJ and the applicable waiting period (or any extensions thereof) has expired or been terminated.

On November 13, 2013, Consolidated Graphics and R.R. Donnelley filed with the FTC and the DOJ notification and report forms under the HSR Act with respect to the proposed merger. The waiting period with respect to the notification and report forms filed under the HSR Act expired on December 13, 2013, without any action having been taken by the FTC or the DOJ.

At any time before or after consummation of the merger, notwithstanding the termination of the waiting period under the HSR Act, the DOJ or the FTC, or any state, could take such action under the antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of Consolidated Graphics or R.R. Donnelley. Private parties also may seek to take legal action under the antitrust laws under certain circumstances.

There can be no assurance that the DOJ, the FTC or any other governmental entity or any private party will not attempt to challenge the merger on antitrust or competition grounds, and, if such a challenge is made, there can be no assurance as to its result. For a description of the parties’ obligations with respect to regulatory approvals related to the merger, see the section entitled “The Merger Agreement—Agreement to Use Reasonable Best Efforts” beginning on page 81 of this proxy statement/prospectus.

Federal Securities Law Consequences

Pending the effectiveness of the registration statement on Form S-4, of which this proxy statement/ prospectus forms a part, shares of R.R. Donnelley common stock issued in the merger will not be subject to any restrictions on transfer arising under the Securities Act or the Exchange Act, except for shares of R.R. Donnelley common stock issued to any Consolidated Graphics shareholder who may be deemed an “affiliate” of R.R. Donnelley after the completion of the merger. This proxy statement/prospectus does not cover resales of R.R. Donnelley common stock received by any person upon the completion of the merger, and no person is authorized to make any use of this proxy statement/prospectus in connection with any resale of R.R. Donnelley common stock.

Accounting Treatment

R.R. Donnelley prepares its financial statements in accordance with GAAP. The merger will be accounted for using the acquisition method of accounting. R.R. Donnelley will be treated as the acquiror for accounting purposes.

Nasdaq Market Listing

The shares of R.R. Donnelley common stock to be issued in the merger will be listed for trading on Nasdaq.

Delisting and Deregistration of Consolidated Graphics Common Stock

If the merger is completed, Consolidated Graphics common stock will be delisted from the NYSE and deregistered under the Exchange Act, and Consolidated Graphics will no longer file periodic reports with the SEC.

Prior to the closing of the merger, Consolidated Graphics has agreed to cooperate with R.R. Donnelley to take all actions reasonably necessary, proper or advisable on its part under applicable laws and rules and regulations of the NYSE to enable such delisting and deregistration.

THE MERGER AGREEMENT

This section describes the material terms of the merger agreement. The description in this section and elsewhere in this proxy statement/prospectus is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. You are encouraged to read the merger agreement carefully and in its entirety. This section is not intended to provide you with any factual information about Consolidated Graphics or R.R. Donnelley. Such information can be found elsewhere in this proxy statement/prospectus and in the public filings Consolidated Graphics and R.R. Donnelley make with the SEC, as described in the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus.

Explanatory Note Regarding the Merger Agreement

The merger agreement is included to provide you with information regarding its terms. Factual disclosures about Consolidated Graphics and R.R. Donnelley contained in this proxy statement/prospectus or in the public reports of Consolidated Graphics and R.R. Donnelley filed with the SEC may supplement, update or modify the factual disclosures about Consolidated Graphics and R.R. Donnelley contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by Consolidated Graphics, R.R. Donnelley and Merger Sub were qualified and subject to important limitations agreed to by Consolidated Graphics, R.R. Donnelley and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to shareholders and reports and documents filed with the SEC and in some cases were qualified by the matters contained in the disclosure schedules that Consolidated Graphics and R.R. Donnelley each delivered in connection with the merger agreement, which disclosures were not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement/prospectus, may have changed since the date of the merger agreement.

Effects of the Merger; Directors and Officers; Certificates of Incorporation; By-laws

The merger agreement provides for the merger of Merger Sub with and into Consolidated Graphics. After the merger, Consolidated Graphics will be the surviving corporation and a wholly owned subsidiary of R.R. Donnelley.

At the effective time of the merger, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the effective time of the merger will be converted into one share of common stock, par value $0.01 per share, of the surviving corporation.

The board of directors of Merger Sub immediately prior to the effective time of the merger will, from and after the effective time of the merger, be the directors of the surviving corporation until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the TBOC and the amended and restated articles of incorporation and fourth amended and restated by-laws of the surviving corporation.

The officers of Consolidated Graphics immediately prior to the effective time of the merger will, from and after the effective time of the merger, be the officers of the surviving corporation until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the TBOC and the amended and restated articles of incorporation and fourth amended and restated by-laws of the surviving corporation.

At the effective time of the merger, the restated articles of incorporation and third amended and restated by-laws of Consolidated Graphics will be amended in their entirety to read as set forth in Exhibit B and Exhibit C to the merger agreement, respectively, and as so amended, will be the amended and restated articles of incorporation and fourth amended and restated by-laws of the surviving corporation until thereafter duly amended in accordance with their terms or by applicable law.

Treatment of Consolidated Graphics Stock Options in the Merger

At the effective time of the merger, each Consolidated Graphics stock option will be automatically cancelled and converted into the right to receive an amount in cash equal to the excess, if any, of (i)(x)(1) the per share cash amount plus (2) the product of the exchange ratio and the R.R. Donnelley trading price, minus (y) the per share exercise price of the applicable Consolidated Graphics stock option immediately prior to the effective time of the merger, multiplied by (ii) the aggregate number of shares of Consolidated Graphics common stock into which the applicable Consolidated Graphics stock option was exercisable immediately prior to the effective time of the merger.

If the exercise price per share of any such Consolidated Graphics stock option is equal to or greater than the per share stock option consideration, the Consolidated Graphics stock option will be cancelled without any cash payment.

Exchange and Payment Procedures

At or prior to the effective time of the merger, R.R. Donnelley will select an exchange agent reasonably acceptable to Consolidated Graphics to handle the exchange of shares of Consolidated Graphics common stock for the per share merger consideration, as described above.

At or prior to the effective time of the merger, R.R. Donnelley will deposit with the exchange agent a number of shares of R.R. Donnelley common stock and an amount of cash sufficient to deliver the per share merger consideration to which Consolidated Graphics shareholders will become entitled. After the effective time of the merger, on the appropriate payment date, if applicable, R.R. Donnelley will deposit with the exchange agent the amount of any dividends or other distributions payable on shares of R.R. Donnelley common stock.

As promptly as reasonably practicable after the effective time of the merger, R.R. Donnelley will cause the exchange agent to deliver a letter of transmittal to each holder of record of a certificate representing shares of Consolidated Graphics common stock converted pursuant to the merger agreement. The letter of transmittal will specify that delivery will be effected, and risk of loss and title to the shares of Consolidated Graphics common stock will pass, only upon proper delivery of such share certificate to the exchange agent and will provide instructions for effecting the surrender of share certificates in exchange for payment of the per share merger consideration. Surrendered share certificates will be cancelled and no interest will be paid or accrue on any cash. Holders of shares of Consolidated Graphics common stock in certificated form will not be entitled to receive the per share merger consideration unless and until such holders have delivered a duly completed and executed letter of transmittal to the exchange agent, accompanied by the required share certificates. In addition, the per share merger consideration will be delivered to such holder only if the applicable letter of transmittal is accompanied by all documents reasonably required by R.R. Donnelley to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable. Consolidated Graphics shareholders should not send share certificates with their proxy card and should not surrender certificates without a letter of transmittal.

Until holders of certificates previously representing Consolidated Graphics common stock have surrendered their share certificates to the exchange agent for exchange, those holders will not receive dividends or distributions on the shares of R.R. Donnelley common stock into which those shares have been converted with a record date after the effective time of the merger. Subject to applicable law, when holders surrender their share certificates, they will receive, without interest, (i) the amount of any cash payable in lieu of a fractional share of R.R. Donnelley common stock to which such holder is entitled and the amount of dividends or other distributions with a record date after the effective time of the merger theretofore paid with respect to such whole shares of R.R. Donnelley common stock and (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of R.R. Donnelley common stock with a record date after the effective time of the merger but prior to such surrender and with a payment date subsequent to such surrender.

Holders of shares of Consolidated Graphics common stock in book entry form, which we refer to as book entry shares, will not be required to deliver a share certificate or an executed letter of transmittal to the exchange agent to receive the per share merger consideration that such holders are entitled to receive pursuant to the merger agreement. In lieu thereof, holders of book entry shares who are entitled to receive shares of R.R. Donnelley common stock will, upon receipt by the exchange agent of an “agent’s message” in customary form, be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the effective time of the merger theretofore paid with respect to such whole shares of R.R. Donnelley common stock, and the amount of any cash payable in lieu of a fractional share of R.R. Donnelley common stock to which such holders are entitled and (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of R.R. Donnelley common stock with a record date after the effective time of the merger but prior to the time of such payment and delivery by the exchange agent and with a payment date subsequent to the time of such payment and delivery by the exchange agent.

No Transfers Following the Effective Time of the Merger

After the effective time of the merger, the stock transfer books of Consolidated Graphics will be closed and there will be no further registration of transfers of shares on the records of Consolidated Graphics. After the effective time of the merger, the holders of certificates or book entry shares evidencing ownership of shares of Consolidated Graphics common stock outstanding immediately prior to the effective time of the merger will cease to have any rights with respect to such shares of Consolidated Graphics common stock, except as otherwise provided in the merger agreement or by applicable law. Any share certificates or book entry shares presented to the surviving corporation after the effective time of the merger will be cancelled and exchanged as provided in the merger agreement.

Fractional Shares

No certificates or scrip representing fractional shares of R.R. Donnelley common stock will be issued upon the conversion of shares of Consolidated Graphics common stock pursuant to the merger agreement. Instead, each Consolidated Graphics shareholder who would otherwise be entitled to fractional shares of R.R. Donnelley common stock will be entitled to an amount in cash, rounded down to the nearest cent, equal to the product of (i) the amount of the fractional share interest in a share of R.R. Donnelley common stock to which such holder is entitled under the merger agreement and (ii) the R.R. Donnelley trading price. All fractional shares that a Consolidated Graphics shareholder would be otherwise entitled to receive will be aggregated and rounded to three decimal places.

Termination of Exchange Fund

Any certificates representing shares of R.R. Donnelley common stock and any funds that had been made available to the exchange agent for the payment of per share merger consideration and have not been disbursed to holders of certificates or book entry shares for nine months after the effective time of the merger will be delivered to the surviving corporation. Thereafter holders will be entitled to look only to R.R. Donnelley and the surviving corporation with respect to the payment of any per share merger consideration (or dividends or distributions with respect thereto, as contemplated by the merger agreement). None of R.R. Donnelley, the surviving corporation or the exchange agent will be liable to any holder of a certificate or book entry shares for per share merger consideration (or dividends or distributions with respect thereto) properly delivered to a public official pursuant to any abandoned property, escheat or similar law.

Withholding Taxes

R.R. Donnelley, the surviving corporation or the exchange agent will be entitled to deduct and withhold any applicable taxes and pay over such withheld amount to the appropriate governmental entity. Any amount so withheld will be treated for all purposes of the merger agreement as having been paid to the holder of the share certificates or book entry shares in respect of which the deduction and withholding was made.

Lost, Stolen or Destroyed Share Certificates

If a share certificate has been lost, stolen or destroyed, then, before a Consolidated Graphics shareholder will be entitled to receive the per share merger consideration (or dividends or distribution with respect thereto), such shareholder will need to deliver an affidavit of that fact and, if requested by R.R. Donnelley or the surviving corporation, a bond (in such amount as R.R. Donnelley or the surviving corporation may reasonably direct) as indemnity against any claim that may be made against the exchange agent, R.R. Donnelley or the surviving corporation on account of the alleged loss, theft or destruction of such share certificate.

Representations and Warranties

The merger agreement contains customary and, in many cases, reciprocal, representations and warranties by Consolidated Graphics and R.R. Donnelley that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement, in any report, schedule, form, statement or other document filed with or furnished to the SEC from March 31, 2010 and prior to October 23, 2013 or in the disclosure schedules delivered by Consolidated Graphics and R.R. Donnelley to each other in connection with the merger agreement, excluding, in each case, any disclosures set forth in any risk factor section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature.

These representations and warranties relate to, among other things:

•	organization, good standing and qualification to do business;

•	governing documents;

•	capitalization;

•	the absence of preemptive or other outstanding rights, obligations, subscriptions, options, units, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, convertible securities, calls, commitments or similar derivative securities or agreements, arrangements or rights of any kind that obligate Consolidated Graphics, R.R. Donnelley or any of their respective subsidiaries to purchase or issue any shares of capital stock or other securities of Consolidated Graphics, R.R. Donnelley or any of their respective subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire, any securities of Consolidated Graphics, R.R. Donnelley or any of their respective subsidiaries;

•	authority relating to the execution, delivery and performance the merger agreement and the voting agreement;

•	governmental consents, filings and regulatory approvals necessary to complete the merger;

•	the absence of violations of, or conflicts with governing documents, applicable law and certain agreements;

•	filings with the SEC;

•	the absence of certain undisclosed liabilities;

•	compliance with the Sarbanes-Oxley Act of 2002 and listing and corporate governance rules and regulations;

•	the absence of a “material adverse effect” and the absence of certain other changes or events since March 31, 2013;

•	legal proceedings, investigations and governmental orders;

•	tax matters;

•	compliance with applicable laws;

•	environmental matters; and

•	broker’s and finder’s fees.

The merger agreement also contains additional representations and warranties by Consolidated Graphics relating to the following:

•	the approval and declaration of the advisability of the merger agreement and the merger by the Consolidated Graphics board and the recommendation of the Consolidated Graphics board that Consolidated Graphics shareholders vote in favor of the approval of the merger agreement;

•	receipt by the Consolidated Graphics board of an opinion from Credit Suisse as to the fairness from a financial point of view of the per share merger consideration to be received by Consolidated Graphics shareholders in the merger;

•	certain real property matters;

•	employee benefits and labor and employment matters;

•	material contracts;

•	intellectual property matters;

•	insurance policies;

•	affiliate transactions;

•	changes in the business relationships of Consolidated Graphics or any of its subsidiaries with any of their largest customers; and

•	takeover statutes.

The merger agreement also contains additional representations and warranties of R.R. Donnelley and Merger Sub relating to the following:

•	the validity of R.R. Donnelley common stock to be issued pursuant to the merger;

•	the purpose of the formation of Merger Sub;

•	the availability of funds to R.R. Donnelley and Merger Sub necessary for the payment to the exchange agent of the per share merger consideration and to satisfy all other obligations under the merger agreement; and

•	the absence of any “affiliated shareholder” relationship, as defined in Section 21.602 of the TBOC, by R.R. Donnelley, Merger Sub or any of the other subsidiaries of R.R. Donnelley with Consolidated Graphics during the three years prior to the date of the merger agreement.

Some of the representations and warranties contained in the merger agreement are qualified by a “material adverse effect” standard (that is, they will not be deemed untrue or incorrect unless their failure to be true or correct, individually or in the aggregate has had or would reasonably be expected to have a material adverse effect).

A material adverse effect with respect to Consolidated Graphics or R.R. Donnelley, as applicable, means any change, effect, event, occurrence, development, matter, state of facts, series of events or circumstance, any of which we refer to as an effect, that, individually or in the aggregate, has a material adverse effect on the business, financial condition, properties, assets, liabilities or results of operations of Consolidated Graphics and its subsidiaries, taken as a whole, or R.R. Donnelley and its subsidiaries, taken as a whole, as applicable, except that none of the following will be deemed, in and of itself or themselves, to constitute, nor will be taken into account in determining whether there has been, a material adverse effect:

•	any effect to the extent resulting from (i) economic, credit, financial or securities market conditions, including prevailing interest rates or currency rates, or regulatory or political conditions, in any country where Consolidated Graphics or R.R. Donnelley, as applicable, has material operations, or (ii) acts of war, terrorism or sabotage, the outbreak, escalation or worsening of hostilities (whether or not pursuant to the declaration of a national emergency or war) or natural disasters, if such effect does not have a disproportionately adverse effect on Consolidated Graphics and its subsidiaries or R.R. Donnelley and its subsidiaries, as applicable, compared to other companies of similar size operating in the principal industry in which Consolidated Graphics and its subsidiaries or R.R. Donnelley and its subsidiaries, as applicable, operate;

•	any effect to the extent generally affecting the principal industry or markets in which Consolidated Graphics and its subsidiaries or R.R. Donnelley and its subsidiaries, as applicable, operate if such effect does not have a disproportionately adverse effect on Consolidated Graphics and its subsidiaries or R.R. Donnelley and its subsidiaries, as applicable, compared to other companies of similar size operating in the principal industry in which Consolidated Graphics and its subsidiaries or R.R. Donnelley and its subsidiaries, as applicable, operate;

•	any effect to the extent caused by the execution of the merger agreement or the announcement of the transactions contemplated by the merger agreement, including with respect to (i) loss of existing employees, consultants or independent contractors, (ii) loss of, or reduction in business by or revenue from, existing customers or (iii) disruption in or loss of suppliers, distributors, partners or similar third parties with whom Consolidated Graphics or any of its subsidiaries or R.R. Donnelley or any its subsidiaries, as applicable, has any relationship;

•	any decline in the market price or trading volume of the shares on the New York Stock Exchange or Nasdaq, as applicable (provided that this exception will not prevent or otherwise affect a determination that any effect underlying such decline has resulted in, or contributed to, a material adverse effect);

•	any effect to the extent resulting from a change in law or GAAP after the date of the merger agreement, including any change in the interpretation or enforcement of any existing law by the governmental entity primarily responsible for such interpretation or enforcement, if such effect does not have a disproportionately adverse effect on Consolidated Graphics and its subsidiaries or R.R. Donnelley and its subsidiaries, as applicable, compared to other companies of similar size operating in the principal industry in which Consolidated Graphics and its subsidiaries or R.R. Donnelley and its subsidiaries, as applicable, operate;

•	any failure by Consolidated Graphics or R.R. Donnelley, as applicable, to meet analysts’ expectations or to meet any internal or published estimates, expectations, projections, forecasts, guidance or revenue or earnings predictions for any period ending on or after the date of the merger agreement, or any change in any financial strength rating or any other recommendation or rating as to the securities of Consolidated Graphics or R.R. Donnelley, as applicable, after the date of the merger agreement (provided that this exception will not prevent or otherwise affect a determination that any effect underlying such failure or change has resulted in, or contributed to, a material adverse effect); and

•	any action(s) taken or omitted to be taken by one party or any of its subsidiaries expressly required to be taken or omitted to be taken by it under the merger agreement or to which the other party has specifically consented in writing, other than the obligation of Consolidated Graphics and its subsidiaries to operate in the ordinary course of business consistent with past practice.

Conduct of Businesses of Consolidated Graphics and its Subsidiaries Prior to Completion of the Merger

Pursuant to the terms of the merger agreement, Consolidated Graphics has agreed that, subject to certain exceptions or unless R.R. Donnelley approves in writing (such approval not to be unreasonably withheld, delayed or conditioned), between October 23, 2013 and the completion of the merger, it will, and will cause each of its subsidiaries to:

•	conduct its business in the ordinary course of business consistent with past practice; and

•	use commercially reasonable efforts to maintain and preserve intact its business organization, insurance coverage, advantageous business relationships and the goodwill of governmental entities and retain the services of its present officers and key employees.

Consolidated Graphics also has agreed that, subject to certain exceptions or unless R.R. Donnelley approves in writing (such approval not to be unreasonably withheld, delayed or conditioned), between October 23, 2013 and the completion of the merger, it will not, nor permit any of its subsidiaries to:

•	issue, sell, grant, dispose of, pledge, transfer or otherwise encumber, or authorize or propose to take any of the foregoing actions in respect of, any shares of its capital stock or any securities or rights convertible into or exchangeable for, or evidencing the right to subscribe for, any shares of its capital stock or any rights to acquire any shares of its capital stock, other than (i) as required pursuant to existing equity plans and outstanding stock options issued thereunder or (ii) in connection with liens arising under certain credit agreements with respect to any shares of capital stock or other securities of Consolidated Graphics’ subsidiaries;

•	redeem, purchase or otherwise acquire, or propose to take any of the foregoing actions with respect to, any of its outstanding shares of its capital stock, other than (i) purchases or other acquisitions pursuant to the terms of certain existing benefit plans, and (ii) other agreements in force as of the date of the merger agreement;

•	split, combine, subdivide or reclassify any shares of its capital stock or declare, set aside for payment or pay any dividend, or make any other distribution in respect of any shares of capital stock;

•	enter into any agreement with respect to the voting of its capital stock (other than the voting agreement);

•	merge or consolidate with any other person, or restructure, reorganize or completely or partially liquidate or otherwise enter into any agreements or arrangements imposing material changes or restrictions on its assets, operations or businesses;

•	incur any indebtedness for borrowed money, guarantee any such indebtedness or issue or sell any debt securities or warrants or other rights to acquire any debt security of Consolidated Graphics or any of its subsidiaries or make any loans or advances to any person (other than Consolidated Graphics or a wholly owned subsidiary of Consolidated Graphics), except in any such case, pursuant to certain credit agreements in amounts that would not cause the aggregate amounts outstanding under such credit agreements at any time to exceed $100,000,000;

•	sell, transfer, lease, license, mortgage, pledge, surrender, divest, cancel, abandon, knowingly allow to lapse or expire, encumber or otherwise dispose of, or grant any option to purchase, right of first refusal or any like rights with respect to, any of its properties, assets, licenses, operations, rights, product lines, business or interests therein, with a net book value in excess of $1,500,000 in the aggregate or release or assign any indebtedness owed by any person (other than Consolidated Graphics or a wholly owned subsidiary of Consolidated Graphics, except in connection with services provided in the ordinary course of business consistent with past practice or the sale of obsolete, worthless or unused assets or equipment);

•	make any acquisitions or investments of or in any person (other than a wholly owned subsidiary of Consolidated Graphics or acquisitions of raw materials and inventory in the ordinary course of business consistent with past practice), in an amount in excess of $1,000,000 in the aggregate;

•	except as required pursuant to existing benefit plans or as otherwise required by law:

•	grant or provide any severance or termination payments or benefits to any current or former director, officer or employee;

•	increase the compensation, commission, bonus or pension, welfare, severance or other benefits of, or pay any bonus to, any current or former director, officer or employees, except for increases in cash compensation made in the ordinary course of business to employees who are not officers which are approved in writing by the chief executive officer of Consolidated Graphics;

•	establish, adopt, amend or terminate benefit plans or amend the terms of any outstanding equity-based awards or grant any new equity awards;

•	take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any such benefit plans, to the extent not already provided in any such benefit plans or in the Consolidated Graphics stock option awards;

•	enter into or establish any employment, severance, change in control, termination, deferred compensation or other similar agreement with any contractor, director, officer or employee, or other agreement, program or policy that would otherwise qualify as a benefit plan under the merger agreement had it been in place as of the closing date;

•	change any actuarial or other assumptions used to calculate funding obligations with respect to any benefit plan under the merger agreement or to change the manner in which contributions to such plans are made or the basis on which such contributions are determined; or

•	forgive any loans to current or former directors, officers or employees;

•	hire any employee or individual independent contractor with total expected annual compensation, excluding commissions, in excess of $150,000, other than to fill vacancies arising in the ordinary course of business consistent with past practice at a compensation level consistent with past practice;

•	create or incur any material lien on any assets (other than certain permitted liens);

•	make or authorize any capital expenditures, other than any emergency capital expenditures necessary to prevent death, bodily injury or material property damage, except for previously disclosed expenditures consistent with a certain capital budget;

•	enter into any contract that would have been a material contract had it been entered into prior to the date of the merger agreement, except for customer, supplier or vendor contracts entered into in the ordinary course of business consistent with past practice that do not contain certain restrictive provisions;

•	amend or modify any material contract in a manner that is materially adverse to Consolidated Graphics and its subsidiaries;

•	terminate any material contract;

•	make any material changes with respect to accounting policies or procedures, except as required by changes in GAAP;

•	make any material tax election or settle or compromise any material liability for taxes or change any material tax accounting method;

•	grant, extend, amend (except as required in the diligent prosecution of intellectual property), waive or modify any material rights in or to any material intellectual property; sell, assign, lease, license, knowingly let lapse, abandon or cancel, or extend or exercise any option to sell, assign, lease or license, any material intellectual property, in each case other in the ordinary course of business consistent with past practice; fail to diligently prosecute patent and trademark applications; or fail to exercise a right of renewal or extension under any material inbound license for material intellectual property;

•	settle or compromise any legal proceeding by any governmental entity or any other legal proceeding for an amount in excess of $250,000 or any obligation or liability in excess of such amount or that would impose any material restrictions on the business or operations of Consolidated Graphics or any of its subsidiaries;

•	amend or propose any amendment to its articles of incorporation, by-laws or other applicable organization and governing documents; or

•	make any commitment to take any of the foregoing actions.

Conduct of Business of R.R. Donnelley Prior to Completion of the Merger

Pursuant to the terms of the merger agreement, R.R. Donnelley has agreed that, subject to certain exceptions or unless Consolidated Graphics approves in writing (such approval not to be unreasonably withheld, delayed or conditioned), between October 23, 2013 and the completion of the merger it will, and will cause its subsidiaries to:

•	declare, set aside, pay or make any dividends or other distributions on or in respect of any of its capital stock, other than dividends or distributions by a direct or indirect wholly owned subsidiary to R.R. Donnelley or to another of its subsidiaries or regular quarterly dividends not to exceed $0.26 per share payable in cash;

•	split, combine, subdivide or reclassify any of its capital stock;

•	issue, sell, dispose of or grant, or authorize the issuance, sale, disposition or grant of, any shares of any class of its capital stock except for fair market value or upon the vesting of restricted stock units or performance share units or the exercise of options, warrants, convertible securities or other rights of any kind to acquire any of its capital stock, except as part of normal employee compensation;

•	amend its restated certificate of incorporation or by-laws in a manner that would affect Consolidated Graphics shareholders adversely relative to R.R. Donnelley shareholders;

•	take or omit to take any action to cause the shares of R.R. Donnelley common stock to cease to be eligible for listing on Nasdaq; or

•	make any commitment to take any of the foregoing actions.

Alternative Proposals

No Solicitation or Negotiation

The merger agreement provides that neither Consolidated Graphics nor any of its subsidiaries nor any of their respective elected officers or directors will, and Consolidated Graphics will instruct and use its reasonable best efforts to cause its and its subsidiaries’ other employees, investment bankers, attorneys, accountants and other advisors or representatives not to, directly or indirectly:

•	initiate, solicit, seek, encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any alternative proposal (as defined below);

•	engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any person relating to, any alternative proposal; or

•	otherwise knowingly facilitate any effort or attempt to make an alternative proposal.

Under the merger agreement, an alternative proposal means any proposal or offer with respect to a merger, consolidation, liquidation, recapitalization, reorganization, business combination or similar transaction involving Consolidated Graphics or any of its subsidiaries and any acquisition by any person resulting in, or proposal or offer to acquire by tender offer, share exchange or in any manner, directly or indirectly, in one or a series of related transactions, which if consummated would result in, any person or group of persons becoming the beneficial owner of 20% or more of the total voting power or of any class of equity securities of Consolidated Graphics or any of its subsidiaries, or 20% or more of the consolidated total assets (including equity securities the subsidiaries of Consolidated Graphics) of Consolidated Graphics, in each case, other than the transactions contemplated by the merger agreement.

At any time prior to the Consolidated Graphics shareholder approval, if the Consolidated Graphics board has determined in good faith based on the information then available and after consultation with its financial advisor that an unsolicited bona fide written alternative proposal either constitutes a superior proposal (as defined below) or is reasonably likely to result in a superior proposal, then Consolidated Graphics may:

•	provide information in response to a request by a person who has made such an alternative proposal if Consolidated Graphics:

•	receives from such person an executed confidentiality agreement;

•	promptly notifies R.R. Donnelley in writing that it intends to furnish such information; and

•	discloses to R.R. Donnelley any such information (to the extent not previously provided to R.R. Donnelley);

•	engage or participate in any discussions or negotiations with any person who has made such an alternative proposal if Consolidated Graphics notifies R.R. Donnelley in writing that it intends to enter into such discussions or negotiations; or

•	approve, recommend, or otherwise declare advisable or propose to approve, recommend or declare advisable (publicly or otherwise) an alternative proposal if the Consolidated Graphics board determines in good faith (after consultation with its financial advisor and outside legal counsel) that such alternative proposal is a superior proposal.

Under the merger agreement, a superior proposal means a bona fide written alternative proposal for more than 50% of the assets (on a consolidated basis) of Consolidated Graphics or more than 50% of the total voting power of the equity securities of Consolidated Graphics that the Consolidated Graphics board has determined in its good faith judgment (after consultation with its financial advisor and outside legal counsel) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, financial and regulatory aspects of the proposal and the person making the proposal, and if consummated, would result in a transaction more favorable to Consolidated Graphics shareholders from a financial point of view than the transactions contemplated by the merger agreement, after taking into account any revisions to the terms of the transactions contemplated by the merger agreement that may be proposed by R.R. Donnelley pursuant to R.R. Donnelley’s exercise of certain rights under the match right provision described below.

Adverse Recommendation Change or Alternative Acquisition Agreement

Subject to certain exceptions described below, the Consolidated Graphics board and each committee of the Consolidated Graphics board may not:

•	withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to R.R. Donnelley, its recommendation to Consolidated Graphics shareholders that they vote in favor of the proposal to approve the merger agreement, which we refer to as the Consolidated Graphics board recommendation;

•	approve, recommend or otherwise declare advisable (or publicly propose to approve, recommend or otherwise declare advisable) an alternative proposal; or

•	cause or permit Consolidated Graphics or any of its subsidiaries to enter into any agreement, which we refer to as an alternative acquisition agreement, relating to any alternative proposal.

However, at any time prior to the Consolidated Graphics shareholder approval, if the Consolidated Graphics board determines in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law, the Consolidated Graphics board may:

•	withhold, withdraw, qualify or modify the Consolidated Graphics board recommendation if an intervening event (as defined below) occurs or the Consolidated Graphics board determines in good faith after consultation with its financial advisor that the alternative proposal constitutes a superior proposal and Consolidated Graphics:

•	gives R.R. Donnelley three business days’ notice that the Consolidated Graphics board intends to take such action and the basis therefor, including the information required to be provided pursuant to the merger agreement; and

•	negotiates with R.R. Donnelley in good faith during the notice period, following R.R. Donnelley’s receipt of such notice (to the extent R.R. Donnelley desires to negotiate) with respect to any modifications, changes or revisions to the terms and conditions of the merger agreement as would permit the Consolidated Graphics board not to take such action, which we refer to as the match right provision; or

•	withhold, withdraw, qualify or modify the Consolidated Graphics board recommendation with respect to a superior proposal, approve, recommend or otherwise declare advisable any superior proposal made after the date of the merger agreement that was not solicited, initiated, encouraged or knowingly facilitated in material breach of the non-solicitation provisions of the merger agreement or authorize Consolidated Graphics to enter into an alternative acquisition agreement with respect to a superior proposal, which we refer to as a superior proposal agreement, if:

•	Consolidated Graphics notifies R.R. Donnelley in writing that it intends to take such action, attaching the most current version of the superior proposal agreement, if any, and the terms of the superior proposal to such notice;

•	Consolidated Graphics complies with the match right provision;

•	the Consolidated Graphics board determines in good faith (after consultation with its financial advisor and outside legal counsel) after taking into account any modifications, changes or revisions to the terms of the merger agreement or the transactions contemplated by the merger agreement proposed by R.R. Donnelley (taking into account the terms of such offer and the legal, financial, regulatory, timing, financing, conditionality (i.e., closing conditions) and other aspects of such offer), that such superior proposal would continue to constitute a superior proposal even if such modifications, changes or revisions were to be given effect; and

•	prior to entering into any superior proposal agreement, Consolidated Graphics pays R.R. Donnelley the termination fee and expense payment (as described below).

Any material amendment to any superior proposal will be deemed to be a new superior proposal for purposes of the match right provision and other procedures described above and Consolidated Graphics must notify R.R. Donnelley in writing of such modified superior proposal and again comply with the match right provision and other procedures described above.

Under the merger agreement, an intervening event means a material event, development, occurrence or change in circumstances or facts that was not actually known, appreciated or understood by the Consolidated Graphics board as of the date of the merger agreement, which event, development, occurrence or change becomes known to the Consolidated Graphics board prior to the special meeting, except that the receipt, existence of or terms of an alternative proposal or any inquiry relating thereto or the consequences thereof will not constitute an intervening event. No event, development, occurrence or change (material or otherwise) with respect to R.R. Donnelley will constitute or be taken into account as an intervening event, except to the extent such event, development, occurrence or change has had and continues to have a material adverse effect with respect to R.R. Donnelley, which we refer to as an R.R. Donnelley material adverse effect.

If the Consolidated Graphics board withholds, withdraws, qualifies or modifies the Consolidated Graphics board recommendation or approves, recommends or otherwise declares advisable any superior proposal that was not solicited, initiated, encouraged or knowingly facilitated in material breach of the non-solicitation provisions of the merger agreement, any of which we refer to as an adverse recommendation change, it will not alter Consolidated Graphics’ obligation to submit the merger agreement to Consolidated Graphics shareholders at the special meeting to consider and vote upon the proposal to approve the merger agreement, unless the merger agreement has been terminated in accordance with its terms prior to the special meeting.

Existing Discussions or Negotiations

Consolidated Graphics agreed in the merger agreement to immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties with respect to any alternative proposal, and agreed to take the necessary steps to promptly inform any such parties of the non-solicitation obligations it has undertaken in the merger agreement.

Notice

Consolidated Graphics will promptly (and, in any event, within 24 hours) notify R.R. Donnelley of any inquiries, proposals or offers (including requests for information) with respect to an alternative proposal that are received by, or any discussions or negotiations regarding an alternative proposal that are sought to be initiated or continued with, it or any of its representatives indicating, in connection with such notice, the name of the person making such inquiries, proposals or offers and the material terms and conditions thereof (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements) and thereafter will keep R.R. Donnelley informed, on a current basis, of the status and terms of any such proposals or offers (including any amendments thereto) and the status of any discussions or negotiations with respect thereto.

Shareholders’ Meeting

As soon as reasonably practicable after the registration statement on Form S-4 filed by R.R. Donnelley, of which this proxy statement/prospectus forms a part, is declared effective by the SEC, Consolidated Graphics is required to call, give notice of, convene and hold a special meeting of Consolidated Graphics shareholders to consider and vote upon the approval of the merger agreement. Consolidated Graphics may not postpone or adjourn such meeting except to the extent required by law. Subject to the provisions described in the section entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus, the Consolidated Graphics board is required to include the Consolidated Graphics board recommendation in this proxy statement/prospectus and to take all lawful action to solicit the approval of the proposal to approve the merger agreement by Consolidated Graphics shareholders.

Agreement to Use Reasonable Best Efforts

Each of R.R. Donnelley, Merger Sub and Consolidated Graphics have agreed to cooperate with each other and use (and cause their respective subsidiaries to use) reasonable best efforts to take all actions and do all things reasonably necessary, proper or advisable under the merger agreement and applicable laws to consummate the transactions contemplated by the merger agreement as promptly as reasonably practicable, including preparing and filing all necessary documentation, applications, notices, petitions, filings and other documents to obtain all necessary permits, consents, registrations, permits, approvals and authorizations of all third parties and/or governmental entities necessary or, in R.R. Donnelley’s or Consolidated Graphics’ reasonable opinion, advisable to be obtained from any third party and/or governmental entity in order to consummate the merger or any of the other transactions contemplated by the merger agreement.

R.R. Donnelley’s reasonable best efforts include an obligation that R.R. Donnelley grant a license in respect of, dispose of or hold separate, or enter into an agreement or commitment to grant a license in respect of, dispose of or hold separate, assets, licenses, operations, rights, businesses or interests therein or business product lines of Consolidated Graphics and its subsidiaries in connection with the performance of its obligations under the merger agreement, if any such action, any of which we refer to as a consent agreement, is required or imposed by a governmental entity to permit the consummation of the merger under applicable antitrust laws and the assets, licenses, operations, rights, businesses or interests to be divested or held separate or otherwise affected by all consent agreements collectively produced gross revenues in an amount that is less than five percent of the gross revenues of Consolidated Graphics and its subsidiaries during the fiscal year ended March 31, 2013, which we refer to as the consent cap.

Except as described above, R.R. Donnelley’s reasonable best efforts under the merger agreement will not require it to, or permit Consolidated Graphics to, sell, divest, lease, license, transfer, dispose of or otherwise encumber or hold separate any of assets, licenses, operations, rights, product lines, businesses or interest therein of R.R. Donnelley or its affiliates, or agree to any material changes (including through a licensing arrangement) or restriction on, or other impairment of its ability to own or operate, any such assets, licenses, operations, rights, product lines, businesses or interests therein or its ability to vote, transfer, receive dividends or otherwise exercise full ownership rights with respect to the stock of the surviving corporation.

Access to Information; Confidentiality

Subject to certain exceptions, and upon reasonable prior notice, Consolidated Graphics will afford R.R. Donnelley reasonable access to all of its and its subsidiaries’ properties, books, contracts, commitments, personnel and records as may reasonably be requested.

Employee Benefits

The merger agreement provides that R.R. Donnelley will, and will cause the surviving corporation and its subsidiaries to, honor and perform in accordance with their terms certain Consolidated Graphics benefit plans and provide each employee of the surviving corporation and its subsidiaries with compensation (including base salary or wages and incentive compensation opportunities) and employee benefits as required by applicable law or contract existing on the date of the merger agreement.

For a period of 12 months following the effective time of the merger, employees of the surviving corporation and its subsidiaries who continue their employment after the effective time of the merger will continue to be provided with employee benefits under employee benefit plans that are substantially comparable in the aggregate to those currently provided by Consolidated Graphics and its subsidiaries.

R.R. Donnelley also will, and will cause the surviving corporation and its subsidiaries to:

•	credit all service with Consolidated Graphics and any of its subsidiaries as if such service were with R.R. Donnelley, for all purposes of eligibility, benefits and vesting, under any employee benefit plan or policy applicable to employees of the surviving corporation or any of its subsidiaries, provided that no credit shall be given under retiree medical/life plans, frozen benefit plans, severance benefits or defined benefit plans; and

•	waive any waiting period, pre-existing condition or limitation or exclusion and any actively-at-work requirement with respect to employees of Consolidated Graphics or any of its subsidiaries under any group health plan or any other welfare benefit plan, to the same extent that such service or waiting periods were satisfied under a comparable plan of Consolidated Graphics or any of its subsidiaries.

Prior to the closing date of the merger, the company which sponsors the Consolidated Graphics, Incorporated Employee 401(k) Savings Plan that covers employees of Consolidated Graphics and its subsidiaries who are not subject to a collective bargaining agreement, which we refer to as the non-union 401(k) plan, will approve resolutions amending the non-union 401(k) plan to provide that no rights to contributions will accrue after, and that the non-union 401(k) plan will be terminated as of, the business day immediately prior to the closing date of the merger. Consolidated Graphics will take all other actions required or reasonably advisable to terminate the non-union 401(k) plan prior to the closing date of the merger.

Indemnification and Insurance

From and after the effective time of the merger, R.R. Donnelley and the surviving corporation will, jointly and severally, indemnify, defend and hold harmless each present and former officer or director of Consolidated Graphics or any of its subsidiaries against any and all losses, claims, damages, costs, expenses (including reasonable attorneys’ fees and disbursements), fines, liabilities and judgments, paid or incurred in connection any claim, action, suit, proceeding, inquiry or investigation, whether civil or criminal, based on, arising out of or in connection with the fact that such person is or was an officer or director of Consolidated Graphics or any of its subsidiaries or matters occurring or existing at or prior to the effective time of the merger, whether asserted or claimed prior to, at or after, the effective time of the merger.

Consolidated Graphics will, and if Consolidated Graphics is unable to, R.R. Donnelley will cause the surviving corporation to, obtain “tail” insurance policies with a claims period of at least six years after the effective time of the merger, with respect to directors’ and officers’ liability insurance and fiduciary liability insurance, provided that the benefits and levels of coverage are at least as favorable as Consolidated Graphics’ existing policies, subject to certain limitations. This obligation is subject to a cap of 300% of the annual premium amount that Consolidated Graphics currently pays for such insurance.

Listing of R.R. Donnelley Shares

R.R. Donnelley will use its reasonable best efforts to cause the shares of R.R. Donnelley common stock to be issued as part of the per share merger consideration to be listed on Nasdaq, subject to official notice of issuance.

Conditions to Completion of the Merger

The respective obligations of each of Consolidated Graphics, R.R. Donnelley and Merger Sub to complete the merger are subject to the satisfaction or waiver, at or prior to the effective time of the merger, of each of the following conditions:

•	the Consolidated Graphics shareholder approval must have been obtained;

•	any applicable waiting period under the HSR Act relating to the merger must have expired or been terminated;

•	no law must have been enacted or promulgated by any federal or state governmental entity of competent jurisdiction and no judgment of any court of competent jurisdiction (whether temporary, preliminary or permanent) must remain in effect that precludes, restrains, enjoins or prohibits the consummation of the merger;

•	the registration statement on Form S-4 filed by R.R. Donnelley in respect of the shares of R.R. Donnelley common stock to be issued in the merger, of which this proxy statement/prospectus forms a part, must have become effective under the Securities Act and must not be the subject of any stop order; and

•	the shares of R.R. Donnelley common stock to be issued in the merger must have been approved for listing on Nasdaq, subject to official notice of issuance.

The obligations of R.R. Donnelley and Merger Sub to effect the merger also are subject to the satisfaction or waiver by R.R. Donnelley and Merger Sub at or prior to the effective time of the merger of the following additional conditions:

•

the representations and warranties of Consolidated Graphics with respect to its capitalization, corporate power and authority, filings with the SEC, indebtedness, the absence of a “material adverse effect,” as that term is used in the merger agreement, with respect to Consolidated Graphics, which we refer to as a Consolidated Graphics material adverse effect, the inapplicability of takeover statutes and any anti-takeover provisions in the restated articles of incorporation, as amended, or third amended and restated by-laws, as amended, of Consolidated Graphics, and broker’s and finder’s fees must be true and correct except for any failure to be so true and correct that is de minimis;

•	the other representations and warranties of Consolidated Graphics in the merger agreement (without giving effect to any references to any Consolidated Graphics material adverse effect or materiality qualifications and other qualifications based upon the concept of materiality or similar phrases contained therein) must be true and correct unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had or would not be reasonably expected to have a Consolidated Graphics material adverse effect;

•	Consolidated Graphics must have performed in all material respects its obligations under the merger agreement at or prior to the closing date of the merger;

•	the delivery to R.R. Donnelley of a certificate signed by an authorized executive officer of Consolidated Graphics certifying that the above conditions with respect to the accuracy of representations and warranties and performance of the obligations of Consolidated Graphics have been satisfied;

•	no legal proceeding must have been instituted in which a governmental entity of competent jurisdiction is seeking a judgment to prohibit, restrain or make illegal the consummation of the merger or the voting agreement; and

•	all consent agreements that are or will be required or imposed by governmental entities under any antitrust laws in order to permit the consummation of the merger and the other transactions contemplated by the merger agreement must not be in excess of the consent cap.

Consolidated Graphics’ obligation to effect the merger is also subject to the satisfaction or waiver by Consolidated Graphics at or prior to the effective time of the merger of the following additional conditions:

•	R.R. Donnelley and Merger Sub each must have performed in all material respects its respective obligations under the merger agreement at or prior to the closing date of the merger;

•	the representations and warranties of R.R. Donnelley and Merger Sub in the merger agreement (without giving effect to any R.R. Donnelley material adverse effect or materiality qualifications and other qualifications based upon the concept of materiality or similar phrases contained therein) must be true and correct unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had or would not be reasonably expected to have an R.R. Donnelley material adverse effect; and

•	the delivery to Consolidated Graphics of a certificate signed by an authorized executive officer of R.R. Donnelley certifying that the above conditions with respect to the accuracy of representations and warranties and performance of the obligations of R.R. Donnelley and Merger Sub have been satisfied.

Termination of the Merger Agreement

Termination

The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the Consolidated Graphics shareholder approval is obtained:

•	by mutual written consent of Consolidated Graphics and R.R. Donnelley;

•	by either R.R. Donnelley or Consolidated Graphics if:

•	any governmental entity has issued a final judgment prohibiting, restraining or making illegal the consummation of the merger or any of the other transactions contemplated by the merger agreement;

•	the merger has not been consummated by July 23, 2014, which we refer to as the outside date, which may be extended by R.R. Donnelley or Consolidated Graphics to no later than October 23, 2014 if all conditions to completion of the merger other than the expiration or termination of the waiting period applicable to the merger under the HSR Act have been satisfied or waived on or prior to July 23, 2014, which we refer as an outside date termination event; or

•	the Consolidated Graphics shareholder approval has not been obtained at a special meeting of Consolidated Graphics’ shareholders or any adjournment or postponement thereof, which we refer to as a shareholder approval termination event; or

•	by Consolidated Graphics if:

•	it enters into a superior proposal agreement, after having complied in all material respects with the applicable provisions described under the section entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus and simultaneously with such termination, Consolidated Graphics pays R.R. Donnelley the termination fee and expense payment; or

•	R.R. Donnelley breaches any of its representations, warranties, covenants or agreements in the merger agreement, or any of its representations or warranties shall have become untrue after the date of the merger agreement, such that the related non-mutual conditions to the obligation of Consolidated Graphics to close the merger would not be satisfied and such breach is not curable or, if curable, is not cured within the earlier of 30 days after written notice is given by Consolidated Graphics and the outside date; or

•	by R.R. Donnelley if:

•	the Consolidated Graphics board effects an adverse recommendation change, which we refer to as an adverse recommendation change termination event;

•	Consolidated Graphics has failed to take a vote of Consolidated Graphics shareholders to approve the merger agreement prior to the outside date;

•	the Consolidated Graphics board or Consolidated Graphics has breached in any material respect its obligations under the provisions described in the section entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus; or

•	Consolidated Graphics breaches any of its representations, warranties, covenants or agreements in the merger agreement, or any of its representations or warranties shall have become untrue after the date of the merger agreement, such that the related non-mutual conditions to the obligation of R.R. Donnelley and Merger Sub to close the merger would not be satisfied and such breach is not curable or, if curable, is not cured within the earlier of 30 days after written notice is given by R.R. Donnelley and the outside date.

We refer to any of the matters set forth in the three immediately preceding bullet points as a Consolidated Graphics breach termination event.

Termination Fee; Expense Payment

Consolidated Graphics will pay R.R. Donnelley the amount of $15 million in cash, which we refer to as the termination fee, if:

•	each of the following occurs:

•	either R.R. Donnelley or Consolidated Graphics terminates the merger agreement pursuant to an outside date termination event or a shareholder approval termination event or R.R. Donnelley terminates the merger agreement pursuant to a Consolidated Graphics breach termination event;

•

an alternative proposal is made to the Consolidated Graphics board, Consolidated Graphics or any of its subsidiaries or any Consolidated Graphics shareholders or any person has publicly announced an intention to make an alternative proposal, which proposal or publicly announced intention is not publicly and unconditionally withdrawn, with respect to any outside date termination event, at least 10 business days prior to the outside date, with respect to any shareholder approval termination event, at least five business days prior to the date of the shareholders’ meeting, including any postponement or adjournment thereof, and, with respect to any Consolidated Graphics breach termination event, at least 10 business days prior to such termination; and

•	within 12 months of any such termination, Consolidated Graphics or any of its subsidiaries enters into a binding written agreement with respect to, consummates, or approves or recommends to Consolidated Graphics shareholders, an alternative proposal, or an alternative proposal is consummated (substituting “50%” for “20%” in the definition of alternative proposal);

•	R.R. Donnelley terminates the merger agreement pursuant to an adverse recommendation change termination event; or

•	Consolidated Graphics terminates the merger agreement to enter into an agreement with respect to a superior proposal.

In addition, Consolidated Graphics will pay R.R. Donnelley all of the documented out-of-pocket expenses incurred by R.R. Donnelley or Merger Sub in connection with the merger agreement and the transactions contemplated by the merger agreement up to a maximum amount of $3 million, which we refer to as the expense payment, in the event that the merger agreement is terminated by:

•	Consolidated Graphics to enter into an agreement with respect to a superior proposal;

•	R.R. Donnelley pursuant to an adverse recommendation change termination event or a Consolidated Graphics breach termination event; or

•	either R.R. Donnelley or Consolidated Graphics pursuant to an outside date termination event and in the event that the termination fee becomes subsequently payable by Consolidated Graphics.

R.R. Donnelley and Merger Sub have agreed that payment of the termination fee and the expense payment, if such payments are payable and actually paid, will be the sole and exclusive remedy for monetary damages of R.R. Donnelley and Merger Sub under the merger agreement. Under no circumstances will the termination fee or the expense payment be payable more than once.

Amendment and Modification

The merger agreement may be amended, modified or supplemented by written agreement of the parties by action taken or authorized by their respective boards of directors at any time prior to the effective time of the merger. However, after the shareholder approval is obtained, no amendment, modification or supplement will be made that changes the consideration payable in the merger or adversely affects the rights of Consolidated Graphics shareholders under the merger agreement without the prior approval of such shareholders.

Expenses

Subject to certain exceptions, all fees, costs and expenses incurred by any party to the merger agreement or on its behalf in connection with the merger agreement and the transactions expressly contemplated by the merger agreement will be paid by the party incurring such expenses, except that all filing fees for the filings required under the HSR Act will be borne equally by Consolidated Graphics and R.R. Donnelley and the costs and expenses incurred in connection with the filing, printing and mailing of this proxy statement/prospectus and the registration statement of which it forms a part will be borne one-half by R.R. Donnelley and one-half by Consolidated Graphics.

Remedies

The parties will be entitled to an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement. This right is in addition to any other remedy to which such party is entitled at law or in equity, including monetary damages. The parties further agreed not to assert that a remedy of specific enforcement is unenforceable, invalid or contrary to law.

THE VOTING AGREEMENT

Concurrently with the execution of the merger agreement, R.R. Donnelley, Consolidated Graphics and Joe R. Davis entered into the voting agreement. As of the date of the voting agreement, Mr. Davis owned in the aggregate 2,479,121 shares of Consolidated Graphics common stock, comprising 1,594,121 shares of Consolidated Graphics common stock and 885,000 shares subject to Consolidated Graphics stock options (of which 878,000 are vested and exercisable), which we refer to as the existing shares and, together with any shares or other voting capital stock of Consolidated Graphics of which Mr. Davis acquires beneficial ownership on or after the date of the voting agreement, the covered shares. The 1,594,121 shares of Consolidated Graphics common stock owned by Mr. Davis represented approximately 16.5% of the shares outstanding as of the close of business on the record date and entitled to vote at the special meeting.

This section describes the material terms of the voting agreement. The description in this section and elsewhere in this proxy statement/prospectus is qualified in its entirety by reference to the complete text of the voting agreement, a copy of which is attached as Annex B and is incorporated by reference into this proxy statement/prospectus. The rights and obligations of the parties to the voting agreement are governed by the express terms and conditions of the voting agreement and not by this summary or any other information contained in this proxy statement/prospectus. Shareholders are urged to read the voting agreement carefully and in its entirety. This summary is qualified in its entirety by reference to the voting agreement.

Voting

Mr. Davis has agreed to vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the covered shares:

•	in favor of the proposal to approve the merger agreement and any related proposal in furtherance thereof and/or in furtherance of effecting the merger and the other transactions contemplated by the merger agreement;

•	against any action or agreement submitted for the vote or written consent of Consolidated Graphics shareholders that would result in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of Consolidated Graphics under the merger agreement or that is otherwise in opposition to, or competitive or inconsistent with, the merger or any of the other transactions contemplated by the merger agreement;

•	against any extraordinary corporate transaction (other than the merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, sale or transfer of all or substantially all of the assets or securities of Consolidated Graphics and any of its subsidiaries (other than pursuant to the merger) or any other alternative proposal (as defined in the section entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus); and

•	to the extent reasonably requested by R.R. Donnelley, against any other action, agreement or transaction submitted for the vote or written consent of Consolidated Graphics shareholders that could reasonably be expected to impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the consummation of the merger and the other transactions contemplated by the merger agreement.

We refer to the foregoing matters as the voting matters.

Notwithstanding the foregoing, Mr. Davis has entered into the voting agreement solely in his capacity as a shareholder and not in his capacity as a director or officer of Consolidated Graphics or any of its subsidiaries. Accordingly, the voting agreement does not restrict or limit Mr. Davis from taking or omitting to take any action in his capacity as a director or officer of Consolidated Graphics in order to fulfill his fiduciary obligations under applicable law or acting in such capacity or voting in such capacity in the good faith exercise of his fiduciary duties under applicable law.

Prohibition on Transfers

Mr. Davis has agreed not to, subject to customary exceptions for charitable and estate planning purposes where Mr. Davis maintains exclusive voting power over such covered shares and the recipient of such covered shares executes and delivers a joinder to a voting agreement whereby such recipient becomes bound by the terms of the voting agreement:

•	directly or indirectly, to sell, transfer, assign, deposit, pledge, encumber, hypothecate or similarly dispose of or to enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership or any contract, option or other arrangement or understanding with respect to the foregoing or the voting of any of the covered shares, beneficial ownership thereof or any other interest specifically therein;

•	enter into any agreement, arrangement or understanding with any person or take any other action that would prevent or disable Mr. Davis from performing his obligations under the voting agreement; or

•	take any action that would result in Mr. Davis not having the legal power, authority or right to comply with and perform his, her or its covenants under the voting agreement.

No Solicitation

Mr. Davis is subject to restrictions that are substantially similar to the restrictions applicable to Consolidated Graphics under the merger agreement, as described in the section entitled “The Merger Agreement—Alternative Proposals” beginning on page 78 of this proxy statement/prospectus, subject to substantially similar exceptions.

Release

From and after the effective time of the merger, Mr. Davis unconditionally, irrevocably, finally and forever releases, waives and discharges each of R.R. Donnelley, Merger Sub, Consolidated Graphics and their respective subsidiaries from each and every past and present agreement, commitment, indebtedness, obligation, dispute, claim, controversy, action, demand, judgment, damage and accounting of every nature and kind whatsoever, known or unknown, suspected or unsuspected, that has arisen or arises directly out of Mr. Davis’s interest as a Consolidated Graphics shareholder or a shareholder of any of Consolidated Graphics’ subsidiaries through the effective time of the merger, including claims relating to, in connection with or arising from the merger agreement, the merger or the other transactions contemplated by the merger agreement (other than the right to receive the per share merger consideration and the per share stock option consideration in accordance with the terms and subject to the conditions of the merger agreement).

In addition, Mr. Davis has not released or waived any of his rights or claims arising out of or pursuant to (i) the voting agreement, (ii) certain rights of indemnification pursuant to the merger agreement, (iii) any D&O policies or articles of incorporation/formation, by-laws or other governing documents of Consolidated Graphics or its subsidiaries providing indemnification or insurance rights to Mr. Davis, (iv) the indemnification agreement between Mr. Davis and Consolidated Graphics, (v) the employment agreement between Mr. Davis and Consolidated Graphics, (vi) the proposed consulting agreement as described in the section entitled “The Voting Agreement—Consulting Agreement” beginning on page 89 of this proxy statement/prospectus and (vii) the annual incentive award agreement between Consolidated Graphics and Mr. Davis.

Non-Compete

Mr. Davis has agreed that, for a period of three years after the closing date of the merger, he will not, directly or indirectly:

•

engage as a stockholder, employee, director, officer, consultant or otherwise in or of a business that sells or otherwise provides printing and/or print-related services in the U.S. or, with respect to any geographic area outside of the U.S., only in those geographic areas in which the surviving corporation and its subsidiaries conduct operations as of the closing date of the merger, which we refer to as the specified territory, except that this restriction will not be deemed to apply to Mr. Davis’s passive ownership of securities representing not more than 1% of the outstanding voting power of any entity the equity securities of which are listed on a national securities exchange, except in the case of R.R. Donnelley, in which case Mr. Davis’s ownership will not be restricted;

•	render financial assistance to or receive any economic benefit from any person that engages or could be reasonably expected to engage in printing and/or print-related services in the specified territory, other than R.R. Donnelley and its affiliates, including the surviving corporation and its subsidiaries;

•	induce or solicit any customer, supplier or agent of Consolidated Graphics or any of its subsidiaries as of the closing date of the merger, to terminate or curtail any existing business or commercial relationship with the surviving corporation or any of its subsidiaries or with R.R. Donnelley or any of its other affiliates, or otherwise interfere with the relationship of R.R. Donnelley or any of its affiliates, including the surviving corporation and its subsidiaries, with any such customer, supplier or agent; and

•	solicit, induce, recruit, offer employment to, hire or take any other action intended to have the effect of causing any person who was an employee of Consolidated Graphics or any of its subsidiaries as of the date of the voting agreement or as of the closing date of the merger to terminate his or her employment.

Waiver of Appraisal Rights

Mr. Davis has waived, and agreed not to exercise, assert or perfect, any rights of appraisal or any dissenters’ rights that he may have or could potentially have or acquire in connection with the merger.

Consulting Agreement

In consideration of Mr. Davis’s release and non-compete covenants in the voting agreement, R.R. Donnelley has agreed to engage Mr. Davis as a consultant to R.R. Donnelley for a period of three years from the effective time of the merger, for a consulting fee of $200,000 per annum, for no more than 10 hours per week, and on such other terms as the parties may mutually agree. The parties have agreed to negotiate the terms of such consulting agreement in good faith and to enter into such consulting agreement as soon as reasonably practicable after the date of the voting agreement.

Termination

The voting agreement will remain in effect until the earliest of (i) the effective time of the merger, (ii) the termination of the merger agreement in accordance with its terms and (iii) an amendment or modification of the merger agreement without the written consent of Mr. Davis to (x) decrease the amount of the per share merger consideration or (y) change the mix of cash and stock that constitutes the per share merger consideration.

ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

Consolidated Graphics shareholders are being asked to grant authority to proxy holders to vote in favor of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement. If this proposal is approved, the special meeting could be successively adjourned to any date. In accordance with Consolidated Graphics’ third amended and restated by-laws, as amended, a vote on the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement may be taken in the absence of a quorum. Consolidated Graphics does not intend to call a vote on the adjournment of the special meeting to solicit additional proxies if the proposal to approve the merger agreement is approved at the special meeting.

If the special meeting is adjourned to solicit additional proxies, Consolidated Graphics shareholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement will require the affirmative vote of the holders of a majority of the outstanding shares of Consolidated Graphics common stock present in person or represented by proxy and entitled to vote at the special meeting, whether or not a quorum is present. Accordingly, if your shares of Consolidated Graphics common stock are present in person at the special meeting but are not voted on, or if you have given a proxy and abstained on, the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement, this will have the same effect as if you voted “AGAINST” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement. If you fail to submit a proxy or vote in person at the special meeting, or there are broker non-votes on the issue, as applicable, the shares of Consolidated Graphics common stock that are not voted will not be counted in respect of, and will have no effect on, the vote on the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement.

The Consolidated Graphics board unanimously recommends that you vote “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement.

INTERESTS OF CONSOLIDATED GRAPHICS’ DIRECTORS AND

EXECUTIVE OFFICERS IN THE MERGER

In considering the recommendation of the Consolidated Graphics board with respect to the proposal to approve the merger agreement, Consolidated Graphics shareholders should be aware that Consolidated Graphics’ executive officers and directors have certain interests in the merger that may be different from, in addition to or in conflict with, the interests of Consolidated Graphics shareholders generally. These interests include, but are not limited to, the treatment in the merger agreement of equity awards held by these executive officers and directors and the interests that certain of Consolidated Graphics’ executive officers have by reason of their respective employment agreements or change in control agreements with Consolidated Graphics, among other interests described below.

Change in Control Provisions in Employment and/or Change in Control Agreements

Consolidated Graphics’ two executive officers, Joe R. Davis and Jon C. Biro, are each party to agreements with Consolidated Graphics which specify the severance payments and benefits to be provided upon various circumstances of termination of employment. Currently, Consolidated Graphics has not entered into any new employment or other agreements with any of Consolidated Graphics’ executive officers in connection with the merger.

If the employment of Mr. Davis and/or Mr. Biro is terminated following the consummation of the merger, each executive officer will be entitled to severance payments and other benefits as described below. If their employment is terminated, these executive officers may continue to provide services to the combined company following such termination of employment, but currently, other than the proposed consulting arrangement between R.R. Donnelley and Mr. Davis discussed below, neither Consolidated Graphics nor R.R. Donnelley has entered into any new services arrangement with either of them.

Under the terms of each Consolidated Graphics executive officer’s current employment and/or change in control agreement, each executive officer would be entitled to severance payments and certain continued health and other insurance benefits during a specified severance period if, following a change in control, such executive officer’s employment is terminated by Consolidated Graphics without “cause” or by such executive officer for “good reason” (each as generally defined below). The merger will constitute a change in control as used in the employment and/or change in control agreements.

The current employment and/or change in control agreements for Messrs. Davis and Biro provide each of them with certain employment and minimum compensation rights for three years, in the case of Mr. Davis, and two years, in the case of Mr. Biro, following the occurrence of a change in control of Consolidated Graphics (such as the merger). Termination benefits will be paid following a change in control, in the case of Mr. Davis, upon his death or disability, his resignation for good reason or his termination by Consolidated Graphics without cause and, in the case of Mr. Biro, upon his death, his resignation under certain circumstances or his termination by Consolidated Graphics without cause, as set forth in their respective agreements. The cash components of any change in control termination benefits for the Consolidated Graphics executive officers is payable in a lump-sum amount based on multiples of their respective highest paid annual base salaries (as set forth in their respective employment and/or change in control agreements). Specifically, Mr. Davis (or his estate) would be entitled to the aggregate base salary he would have received from the termination date through May 22, 2018, but in no event less than six times such annual base salary, plus a lump sum amount equal to his then targeted bonus award, prorated for any partial year based on the number of days he was employed during such year. Mr. Biro would be entitled to receive a lump sum amount equal to two times the sum of his base salary plus the highest cash incentive payment made to him during his employment with Consolidated Graphics. This payment will be reduced if (i) the payment, along with any other compensation received by Mr. Biro in connection with the change in control of Consolidated Graphics, exceeds three times his average compensation over the prior five closed taxable years, which we refer to as the 280G threshold, and (ii) after payment of the 20% excise tax under Section 280G of the Internal Revenue Code, the payment remaining would be less than one dollar less than the 280G threshold.

Additional change in control termination benefits under the current employment and/or change in control agreements for Messrs. Davis and Biro include continuation of health and other insurance benefits (or a lump-sum payment in lieu thereof) for up to three years, in the case of Mr. Davis, and up to two years, in the case of Mr. Biro, and immediate vesting of all previously granted but not as yet vested equity awards held by them (to the extent not already vesting on their terms upon a change in control), removal of any restrictions on all previously granted equity and non-equity awards and payment or delivery of other awards granted to them prior to the termination.

Furthermore, with respect to Mr. Davis, if his employment is terminated for any reason during the three year period following a change in control, the non-competition and non-solicitation covenants in his employment agreement will terminate upon the termination date.

In addition, Mr. Davis would be paid a tax gross-up for any excise taxes imposed by Section 4999 of the Code, although none is expected to be due. Mr. Biro’s agreement does not contain “gross-up” payments to reimburse him for any excise taxes imposed by Section 4999 of the Internal Revenue Code in connection with any change in control payment payable to him.

Generally, “cause” is defined in the Consolidated Graphics executive officers’ agreements as:

•	an intentional act of material fraud, embezzlement or theft in connection with the executive’s duties or in the course of the executive’s employment with Consolidated Graphics;

•	intentional, wrongful damage to material property of Consolidated Graphics;

•	intentional, wrongful disclosure of material secret processes or confidential information; or

•	intentional, wrongful engagement in business activities in competition with Consolidated Graphics prohibited by the agreement;

provided that any such act shall have been materially harmful to Consolidated Graphics.

For purposes of the Consolidated Graphics executive officers’ agreements, no act, or failure to act, on the part of either executive officer will be deemed “intentional” if it was due primarily to an error in judgment or negligence, but shall be deemed “intentional” only if done, or omitted to be done, by the executive officer not in good faith and without reasonable belief that his action or omission was in the best interest of Consolidated Graphics. In addition, an executive officer shall not be deemed to have been terminated for “cause” unless a resolution is adopted by the affirmative vote of not less than three-quarters of the members of the Consolidated Graphics board.

Generally “good reason” following a change in control (such as the merger) as defined in the executive officers’ agreements means:

•	the material breach of the employment agreement by Consolidated Graphics;

•	failure to elect or reelect the executive officer to the offices which he held immediately prior to a the change in control, or the failure to elect or reelect the executive officer as a director of Consolidated Graphics (or any successor) or the removal of the executive officer as a director of Consolidated Graphics (or any successor thereto), if the executive officer shall have been a director of Consolidated Graphics immediately prior to the change in control;

•	an adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position(s), which the executive officer held immediately prior to the change in control;

•	a reduction in the executive officer’s base pay and/or incentive pay received from Consolidated Graphics;

•	the termination of the executive officers’ rights to any employee benefits to which he was entitled immediately prior to the change in control or a reduction in scope or value of the benefits;

•	a determination by the executive officer that as a result of a change in circumstances significantly affecting his positions, including without limitation, a change in the scope of the business or other activities for which he was responsible immediately prior to a change in control, the executive officer has been rendered substantially unable to carry out, has been substantially hindered in the performance of, or has suffered a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the positions held by the executive officer immediately prior to the change in control;

•	the failure of a successor of Consolidated Graphics in a change in control transaction to assume the obligations under the executive officer’s agreement; or

•	the requirement by Consolidated Graphics that the principal place of work of the executive officer or the appropriate principal executive office of Consolidated Graphics or its operating division or subsidiary for which the executive officer performed the majority of his services be changed to any location in excess of 40 miles from the location immediately prior to the change in control or that the executive officer be required to increase his travel duties over those in place prior to the change in control.

Consolidated Graphics’ executive officers are not entitled to severance payments or benefits under their employment agreements or change in control agreements, as applicable, if their employment is terminated for “cause” or if they resign without “good reason.”

For additional information regarding the amounts that may be payable to Consolidated Graphics’ executive officers, please see the section entitled “Advisory Vote on Merger-Related Compensation for Consolidated Graphics’ Named Executive Officers” beginning on page 96 of this proxy statement/prospectus.

Continuing Services as a Consultant

Pursuant to the voting agreement, from and after the effective time of the merger, Mr. Davis has agreed to non-compete restrictions for a period of three years and also agreed to release R.R. Donnelley, Consolidated Graphics and their respective subsidiaries from any claims that Mr. Davis may have in his capacity as a shareholder. In consideration of Mr. Davis’s release and non-compete covenants in the voting agreement, R.R. Donnelley has agreed to engage Mr. Davis as a consultant to R.R. Donnelley for a period of three years from the effective time of the merger, for a consulting fee of $200,000 per annum, for no more than 10 hours per week, and on such other terms as the parties may mutually agree. The parties have agreed to negotiate the terms of such consulting agreement in good faith and to enter into such consulting agreement as soon as reasonably practicable after the date of the voting agreement.

Treatment of Stock Options

Upon consummation of the merger, Consolidated Graphics stock options that are outstanding immediately prior to the consummation of the merger will fully vest (to the extent unvested immediately prior to the merger). In addition, as described more fully in the section entitled “The Merger Agreement—Treatment of Consolidated Graphics Stock Options in the Merger” beginning on page 71 of this proxy statement/prospectus, upon consummation of the merger, Consolidated Graphics stock options will be treated as follows: each Consolidated Graphics stock option will be cancelled and converted into the right to receive an amount in cash equal to the excess, if any, of (i)(x)(1) the per share cash amount plus (2) the product of the exchange ratio and the R.R. Donnelley trading price, minus (y) the per share exercise price of the applicable Consolidated Graphics stock option immediately prior to the effective time of the merger, multiplied by (ii) the aggregate number of shares of Consolidated Graphics common stock into which the applicable Consolidated Graphics stock option was exercisable immediately prior to the effective time of the merger.

The following tables show estimated payments that could be made to Consolidated Graphics’ directors and executive officers for their unvested stock options. For purposes of the calculations in this section, and the calculations in the section entitled “Advisory Vote on Merger-Related Compensation for Consolidated Graphics’ Named Executive Officers” beginning on page 96 of this proxy statement/prospectus, the merger is assumed to have been consummated as of December 19, 2013 and the merger consideration value is assumed to be $63.94 per share of Consolidated Graphics common stock (based on the average closing market price per share of Consolidated Graphics’ common stock as quoted on the NYSE over the first five business days following the public announcement of the merger agreement). The actual amounts to be received by Consolidated Graphics’ directors and executive officers in respect of their Consolidated Graphics stock options in connection with the merger will depend on certain factors, including the date on which the merger is actually consummated and the average closing price of R.R. Donnelly common stock as quoted on Nasdaq over the 10 trading days ending on the third complete trading day immediately preceding the date the merger is consummated and may differ from the amounts set forth below.

Executive Officers

Upon consummation of the merger, all of Consolidated Graphics’ executive officers’ unvested stock options will become vested. The table below shows approximate proceeds that each Consolidated Graphics executive officer will receive in exchange for outstanding unvested stock options upon the consummation of the merger.

Name	Unvested Stock Options (#)	Proceeds in exchange for outstanding unvested stock options ($)
Joe R. Davis	7,000	335,860
Jon C. Biro	93,000	3,017,800

Non-Employee Directors

Upon consummation of the merger, all of Consolidated Graphics’ non-employee directors’ unvested stock options will become vested. The table below shows approximate proceeds that each Consolidated Graphics non-employee director will receive in exchange for outstanding unvested stock options upon the consummation of the merger.

Name	Unvested Stock Options (#)	Proceeds in exchange for outstanding unvested stock options ($)
Brady F. Carruth	—	—
I.T. “Tex” Corley	10,000	372,500
Gary L. Forbes	—	—
James H. Limmer	—	—
Todd A. Reppert	7,500	211,125

Indemnification; Directors’ and Officers’ Insurance

Under the merger agreement, from and after the effective time of the merger, R.R. Donnelley and the surviving corporation will indemnify and hold harmless each of the present and former officers and directors of Consolidated Graphics and its subsidiaries against any costs, expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, arising out of or related to such officer’s or director’s service as a director or officer of Consolidated Graphics or its subsidiaries at or prior to the effective time of the merger (including in connection with the negotiation and execution of the merger agreement and the transactions contemplated thereby) to the fullest extent permitted under applicable law, R.R. Donnelley’s restated certificate of incorporation and amended and restated by-laws and the amended and restated articles of incorporation and fourth amended and restated by-laws of the surviving corporation. In addition, Consolidated Graphics will, and if Consolidated Graphics is unable to, R.R. Donnelley will cause the surviving corporation to, obtain “tail” insurance policies with a claims period of at least six years after the effective time of the merger, with respect to directors’ and officers’ liability insurance and fiduciary liability insurance, provided that the benefits and levels of coverage are at least as favorable as Consolidated Graphics’ existing policies, subject to certain limitations. This obligation is subject to a cap of 300% of the annual premium amount that Consolidated Graphics currently pays for such insurance.

ADVISORY VOTE ON MERGER-RELATED COMPENSATION FOR CONSOLIDATED GRAPHICS’ NAMED EXECUTIVE OFFICERS

Golden Parachute Compensation Payable to Consolidated Graphics’ Named Executive Officers

The information below is intended to comply with SEC regulations requiring disclosure of information about compensation for each named executive officer of Consolidated Graphics that is based on or otherwise relates to the merger. This compensation is referred to as golden parachute compensation by the applicable SEC disclosure rules.

The consummation of the merger will constitute a change in control under the terms of certain Consolidated Graphics employment and change in control agreements. For a description of the merger-related compensation payable to and the treatment of outstanding equity awards held by Consolidated Graphics’ directors and executive officers, see the section entitled “Interests of Consolidated Graphics’ Directors and Executive Officers in the Merger” beginning on page 91 of this proxy statement/prospectus.

The following table sets forth the amount of payments and benefits that may be paid or become payable to each of Consolidated Graphics’ named executive officers in connection with the merger that are based on or otherwise relate to the merger, assuming:

•	the price per share of Consolidated Graphics common stock is $63.94, based on the average closing market price per share of Consolidated Graphics’ common stock as quoted on the NYSE over the first five business days following the public announcement of the merger agreement;

•	the merger is consummated on December 19, 2013, which is the latest practicable date prior to the mailing of this proxy statement/prospectus; and

•	the named executive officer of Consolidated Graphics was terminated without cause, or resigned for good reason, in each case, immediately following the consummation of the merger on December 19, 2013.

	Golden Parachute Compensation
Name	Cash ($)(1)	Equity ($)(2)	Perquisites / Benefits ($)(3)	Tax (Reimbursement) ($)(4)	Other ($) (5)	Total ($)
Joe R. Davis	$5,040,411	$335,860	$15,691	$0	$600,000	$5,991,962
Jon C. Biro	$1,000,000	$3,017,800	$9,588	N/A	N/A	$4,027,388

(1)	Amount equals the “double-trigger” lump-sum cash severance provided to the executive under the terms of the executive’s employment agreement or change in control agreement, as applicable, that is payable if the executive officer’s employment terminates without cause or for good reason within three years for Mr. Davis and two years for Mr. Biro following a change in control (such as the merger). This amount may be reduced for Mr. Biro if the payment, along with any other compensation received by Mr. Biro in connection with the change in control of Consolidated Graphics, exceeds the 280G threshold applicable to Mr. Biro and after payment of the 20% excise tax under Section 280G of the Internal Revenue Code, the payment remaining would be less than one dollar less than the 280G threshold.
(2)	Amount equals the “single-trigger” immediate vesting of all previously granted but not yet vested equity awards, removal of any restrictions not yet lapsed on all previously granted equity awards and payments or delivery of other awards granted prior to the termination.
(3)	Amount includes the “double-trigger” value of the continuation of health and other insurance benefits (or a lump-sum payment in lieu thereof) for up to three years for Mr. Davis and two years for Mr. Biro following the termination of employment as provided in note 1 above, payable under the executive’s employment or change in control agreement, as applicable, based on the current costs of these benefits. The actual value of the health and welfare benefits payable to Mr. Davis and Mr. Biro will depend on the costs of these benefits during the periods offered, and may be different than then amounts set forth above.

(4)	Amount equals the value of the “single-trigger” tax reimbursement benefits provided to Mr. Davis for any excise taxes triggered under Section 4999 of the Internal Revenue Code. The value of the tax reimbursement amount set forth in the table for Mr. Davis (A) assumes that (i) the merger is consummated, and the executive’s qualifying termination of employment occurs, on December 19, 2013, and (ii) 2013 federal and state income and other employment-related tax rates apply, and (B) was calculated using a “base amount” (within the meaning of Section 280G of the Internal Revenue Code) based upon the Mr. Davis’s W-2 compensation for the five taxable years beginning with 2008 and ending with 2012. If the merger is consummated, and the executive’s qualifying termination of employment occurs in 2014, the value of the “single-trigger” tax reimbursement benefits provided to Mr. Davis under the terms of his employment agreements for any excise taxes triggered under Section 4999 of the Internal Revenue Code may increase based on changes to any of the above assumptions, calculations or other variables, although it is Consolidated Graphics’ current belief that in such case, Mr. Davis would not be entitled to any tax reimbursement. Mr. Biro is not entitled to tax reimbursement benefit under either his employment agreement or his change in control agreement.
(5)	The amount in this column for Mr. Davis represents the total amount to be paid to Mr. Davis under a proposed consulting arrangement with R.R. Donnelley following the merger.

Continuing Services as a Consultant

Pursuant to the voting agreement, from and after the effective time of the merger, Mr. Davis has agreed to non-compete restrictions for a period of three years and also agreed to release R.R. Donnelley, Consolidated Graphics and their respective subsidiaries from any claims that Mr. Davis may have in his capacity as a shareholder. In consideration of Mr. Davis’s release and non-compete covenants in the voting agreement, R.R. Donnelley has agreed to engage Mr. Davis as a consultant to R.R. Donnelley for a period of three years from the effective time of the merger, for a consulting fee of $200,000 per annum, for no more than 10 hours per week, and on such other terms as the parties may mutually agree. The parties have agreed to negotiate the terms of such consulting agreement in good faith and to enter into such consulting agreement as soon as reasonably practicable after the date of the voting agreement.

Vote Required and Board of Directors Recommendation

The Dodd-Frank Act and the Exchange Act require that Consolidated Graphics seek an advisory (non-binding) vote from its shareholders to approve certain golden parachute compensation that its named executive officers will receive from Consolidated Graphics in connection with the merger. The proposal gives Consolidated Graphics’ shareholders the opportunity to express their views on the merger-related compensation of Consolidated Graphics’ named executive officers. Approval requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the proposal. Accordingly, Consolidated Graphics is asking its shareholders to approve the following resolution on a non-binding, advisory basis:

“RESOLVED, that the shareholders approve, on an advisory (non-binding) basis, the agreements or understandings with and items of compensation payable to the named executive officers of Consolidated Graphics, Inc. that are based on or otherwise relate to the merger with R.R. Donnelley & Sons, Inc., as disclosed in the section of the proxy statement/prospectus entitled “Consolidated Graphics Shareholders’ Advisory Vote on Golden Parachute Compensation.”

The Consolidated Graphics board recommends that Consolidated Graphics shareholders approve the golden parachute compensation arrangements described in this proxy statement/prospectus by voting “FOR” the above proposal.

Approval of this proposal is not a condition to completion of the merger, and the vote with respect to this proposal is advisory only and will not be binding on Consolidated Graphics or R.R. Donnelley. If the merger is completed, the golden parachute compensation may be paid to Consolidated Graphics’ named executive officers even if Consolidated Graphics shareholders fail to approve the golden parachute compensation.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of certain material U.S. federal income tax consequences of the merger and the ownership of R.R. Donnelley common stock after the merger to U.S. holders and non-U.S. holders (each as defined below) of Consolidated Graphics common stock. We base this summary on the provisions of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, applicable current and proposed U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis.

For purposes of this discussion, a U.S. holder is any beneficial owner of shares of common stock that is, for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;

•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state or the District of Columbia;

•	a trust if it (1) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.

We refer to a person (other than a partnership, including any entity or arrangement taxed as a partnership for U.S. federal income tax purposes) that is not a U.S. holder as a “non-U.S. holder.”

If a partnership, including any entity or arrangement taxed as a partnership for U.S. federal income tax purposes, holds Consolidated Graphics common stock, the tax treatment of a partner will generally depend on the status of the partners and the activities of the partnership. If you are a partner of a partnership holding Consolidated Graphics common stock, you should consult your tax advisors.

This discussion assumes that a beneficial owner holds Consolidated Graphics common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax that may be relevant to a beneficial owner in light of the particular circumstances, or that may apply to a beneficial owner that is subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting for their securities, shareholders subject to the alternative minimum tax, persons that have a functional currency other than the U.S. dollar, tax-exempt organizations, financial institutions, mutual funds, owners of more than 5% of Consolidated Graphics common stock, partnerships or other pass through entities for U.S. federal income tax purposes, controlled foreign corporations, passive foreign investment companies, certain expatriates, corporations that accumulate earnings to avoid U.S. federal income tax, shareholders who hold Consolidated Graphics common stock as part of a hedge, straddle, constructive sale or conversion transaction, or shareholders who acquired their shares of Consolidated Graphics common stock through the exercise of employee stock options or other compensation arrangements). In addition, this summary does not address U.S. federal income tax considerations applicable to holders of options to purchase Consolidated Graphics common stock. Further, this discussion does not address any tax considerations under state, local or foreign laws or U.S. federal laws other than those pertaining to the U.S. federal income tax that may apply to holders. Holders are urged to consult their own tax advisors to determine the particular tax consequences, including the application and effect of any state, local or foreign income and other tax laws, of the receipt of cash and R.R. Donnelley common stock in exchange for Consolidated Graphics common stock pursuant to the merger.

U.S. Holders

Tax Consequences of the Merger. The exchange of Consolidated Graphics common stock for R.R. Donnelley common stock and cash in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder whose Consolidated Graphics common stock is converted into the right to receive R.R. Donnelley common stock and cash in the merger will recognize capital gain or loss equal to the difference, if any, between (1) the sum of (i) the fair market value of the R.R. Donnelley common stock received by such holder in the merger and (ii) the amount of cash received by such holder in the merger, including any cash received in lieu of fractional shares of R.R. Donnelley common stock, and (2) the U.S. holder’s adjusted tax basis in its Consolidated Graphics common stock. A U.S. holder’s adjusted tax basis generally will equal the price the U.S. holder paid for such Consolidated Graphics common stock. If the holding period in Consolidated Graphics common stock surrendered in the merger is greater than one year as of the date of the merger, the gain or loss will be long-term capital gain or loss. The deductibility of a capital loss recognized on the merger is subject to limitations under the Code. If a U.S. holder acquired different blocks of Consolidated Graphics common stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of Consolidated Graphics common stock. A U.S. holder’s tax basis in its R.R. Donnelley common stock received in the merger will equal the fair market value of such stock at the effective time of the merger (as determined for U.S. federal income tax purposes), and the holder’s holding period for such stock will begin on the day after the merger.

Ownership of R.R. Donnelley Common Stock. As a result of the merger, current Consolidated Graphics shareholders will hold R.R. Donnelley common stock after the merger. In general, distributions with respect to R.R. Donnelley common stock will constitute dividends to the extent made out of R.R. Donnelley’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If a distribution exceeds R.R. Donnelley’s current and accumulated earnings and profits, the excess will be treated as a non-taxable return of capital to the extent of a U.S. holder’s adjusted tax basis in its shares and thereafter as capital gain from the sale or exchange of such shares. Dividends received by a corporate U.S. holder will be eligible for the dividends-received deduction, provided such corporate U.S. holder meets certain holding period and other applicable requirements. Dividends received by a non-corporate U.S. holder may qualify for taxation at preferential rates provided such a non-corporate U.S. holder meets certain holding period and other applicable requirements.

Upon the sale or other disposition of R.R. Donnelley common stock, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized and the adjusted tax basis in its R.R. Donnelley common stock. Such capital gain or loss will generally be long-term if the holder’s holding period in respect of such shares is more than one year. Certain non-corporate U.S. holders (including individuals) may be eligible for preferential tax rates in respect of long-term capital gain. The deductibility of capital losses is subject to limitations.

Medicare Tax. Certain U.S. holders who are individuals, estates or trusts will be required to pay a tax of 3.8% on the lesser of (1) the U.S. holder’s “net investment income” or “undistributed net investment income,” as the case may be, for the relevant taxable year and (2) the excess of the U.S. holder’s modified adjusted gross income or adjusted gross income, as the case may be, for the taxable year over certain thresholds. A U.S. holder’s net investment income generally will include dividend income and net gains from the disposition of common stock, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). Each U.S. holder is urged to consult its tax advisor regarding the applicability of the Medicare tax to its income and gains in respect of its common stock in Consolidated Graphics and R.R. Donnelley.

Non-U.S. Holders

Tax Consequences of the Merger. Any gain a non-U.S. holder recognizes from the exchange of Consolidated Graphics common stock for R.R. Donnelley common stock and cash in the merger generally will not be subject to U.S. federal income tax unless (a) the gain is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. holder), (b) the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year and certain other conditions are met, or (c) Consolidated Graphics is or has been a “United States real property holding corporation” for U.S. federal income tax purposes and the non-U.S. holder owned more than 5% of the common stock at any time during the five years preceding the merger.

Non-U.S. holders described in (a) above, will be subject to tax on net gain derived from the merger under regular graduated U.S. federal income tax rates and, in addition, non-U.S. holders that are corporations (or treated as corporations for U.S. federal income tax purposes) may be subject to a branch profits tax equal to 30% (or lesser rate under an applicable income tax treaty) with respect to such gain. Non-U.S. holders described in (b) above, will be subject to a flat 30% tax on any gain recognized, which may be offset by U.S. source capital losses.

Consolidated Graphics believes it is not and has not been a “United States real property holding corporation” for U.S. federal income tax purposes.

Ownership of R.R. Donnelley Common Stock. As a result of the merger, current Consolidated Graphics shareholders will hold R.R. Donnelley common stock received in the merger. Dividends paid to non-U.S. holders (to the extent paid out of R.R. Donnelley’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes) with respect to such shares of R.R. Donnelley common stock will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty unless the dividends are effectively connected with the conduct of a trade or business within the United States and, if certain tax treaties apply, are attributable to a U.S. permanent establishment, as discussed below. Even if a non-U.S. holder is eligible for a lower treaty rate, R.R. Donnelley generally will be required to withhold at a 30% rate (rather than the lower treaty rate) on dividend payments unless R.R. Donnelley has received a valid IRS Form W-8BEN or other documentary evidence establishing entitlement to a lower treaty rate with respect to such payments.

Dividends that are effectively connected with the conduct of a trade or business within the United States and, if certain tax treaties apply, are attributable to a U.S. permanent establishment, are not subject to withholding tax, but instead are subject to U.S. federal income tax on a net income basis at applicable U.S. graduated federal income tax rates. Special certification and disclosure requirements must be satisfied for effectively connected income to be exempt from withholding. Any such effectively connected dividend received by a non-U.S. holder that is a corporation for U.S. federal income tax purposes may be subject to an additional branch profits tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

Any gain a non-U.S. holder recognizes on the sale or other taxable disposition of R.R. Donnelley common stock generally will not be subject to U.S. federal income tax unless (a) the gain is effectively connected with a trade or business conducted by the non-U.S. holder in the United States, (b) the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the sale and other conditions are met, or (c) R.R. Donnelley is or has been a “United States real property holding corporation” for U.S. federal income tax purposes and the non-U.S. holder owned more than 5% of the common stock at any time during the five years preceding the sale or other taxable disposition of R.R. Donnelley common stock. RR Donnelley does not believe that it has been, and does not anticipate that it will become, a “United States real property holding corporation” for U.S. federal income tax purposes.

FATCA Compliance. Sections 1471 through 1474 of the Code generally impose a withholding tax of 30% on payments of dividends on, and gross proceeds from the disposition of, common stock made to (1) a foreign financial institution, unless such institution enters into an agreement with the U.S. government to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which would include certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or (2) a foreign entity that is not a financial institution, unless such entity provides the withholding agent with a certification identifying the substantial U.S. owners of the entity, which generally includes any U.S. person who directly or indirectly owns more than 10% of the entity. The IRS has since released transitional guidance indicating that it will not apply this new withholding tax to (1) dividends paid on or before July 1, 2014 or (2) the gross proceeds of a disposition of common stock in a U.S. corporation paid on or before January 1, 2017. Each non-U.S. holder should consult its tax advisors regarding the implications of Sections 1471 through 1474 of the Code on the R.R. Donnelley common stock received by the non-U.S. holder in the merger.

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to the amounts paid to U.S. holders and non-U.S. holders in connection with the consideration received in connection with the merger, dividends paid with respect to R.R. Donnelley common stock and proceeds received from the sale or exchange of R.R. Donnelley common stock, unless an exemption applies. Backup withholding may be imposed (currently at a 28% rate) on the above payments if a U.S. holder or non-U.S. holder fails to provide a taxpayer identification number, appropriate certifications or evidence of its exempt status.

Any amounts withheld under the backup withholding rules are not additional tax and will be allowed as a refund or credit against applicable U.S. federal income tax liability provided the required information is timely furnished to the IRS.

THE FOREGOING DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL TAX CONSEQUENCES RELATING TO THE MERGER. TAX MATTERS ARE VERY COMPLICATED, AND THE TAX CONSEQUENCES OF THE MERGER TO HOLDERS WILL DEPEND UPON THE FACTS OF THEIR PARTICULAR SITUATION. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE APPLICABILITY TO THEM OF THE RULES DISCUSSED ABOVE AND THE PARTICULAR TAX EFFECTS TO THEM OF THE MERGER, INCLUDING THE APPLICATION OF STATE, LOCAL AND FOREIGN TAX LAWS.

COMPARISON OF SHAREHOLDERS’ RIGHTS

If the merger is completed, Consolidated Graphics shareholders will receive as part of the per share merger consideration shares of R.R. Donnelley common stock. Consolidated Graphics is organized under the laws of the State of Texas, and R.R. Donnelley is organized under the laws of the State of Delaware. The following is a summary of the material differences between (i) the current rights of Consolidated Graphics shareholders under the TBOC and Consolidated Graphics’ restated articles of incorporation, as amended, and third amended and restated by-laws, as amended, and (ii) the current rights of R.R. Donnelley shareholders under the DGCL and R.R. Donnelley’s restated certificate of incorporation and amended and restated by-laws.

The following summary is not a complete statement of the rights of shareholders of the two companies or a complete description of the specific provisions referred to below. This summary is qualified in its entirety by reference to the TBOC and the DGCL and Consolidated Graphics’ and R.R. Donnelley’s governing documents, which we urge you to read carefully and in their entirety. Copies of the respective companies’ governing documents have been filed with the SEC. To find out where copies of these documents can be obtained, see the section entitled “Where You Can Find More Information” beginning on page 120 of this proxy statement/prospectus.

R.R. Donnelley	Consolidated Graphics
Authorized Capital Stock

R.R. Donnelley’s restated certificate of incorporation authorizes it to issue up to a total of 500,000,000 shares of common stock, par value $1.25 per share. As of the record date, there were 181,750,634 shares of R.R. Donnelley common stock outstanding.	Consolidated Graphics’ restated articles of incorporation, as amended, authorize Consolidated Graphics to issue up to 100,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $1.00 per share. As of the record date, there were 9,687,642 shares of Consolidated Graphics common stock outstanding and no shares of Consolidated Graphics preferred stock outstanding.

Size of Board of Directors

R.R. Donnelley’s restated certificate of incorporation and amended and restated by-laws provide that its board of directors shall consist of a number of directors to be fixed from time to time by the board of directors, which number shall not be less than nine nor more than 15. R.R. Donnelley’s board of directors currently has 12 directors.	Consolidated Graphics’ third amended and restated by-laws, as amended, provide that its board of directors shall consist of six directors unless otherwise determined from time to time by the Consolidated Graphics board of directors, which number shall never be less than four. Consolidated Graphics’ board of directors currently has six directors.

Cumulative Voting

Under the DGCL and TBOC, a corporation’s charter may permit shareholders to cumulate their votes for directors.

R.R. Donnelley shareholders are not entitled to cumulative voting rights in the election of directors, and each holder of R.R. Donnelley common stock is entitled to one vote per share.	Consolidated Graphics shareholders are not entitled to cumulative voting rights in the election of directors, and each holder of Consolidated Graphics common stock is entitled to one vote per share.

R.R. Donnelley	Consolidated Graphics
Classes of Directors

Pursuant to R.R. Donnelley’s amended and restated by-laws, R.R. Donnelley’s board of directors consists of one class of directors, each serving a one-year term expiring at the annual meeting of shareholders in each year.	Pursuant to Consolidated Graphics’ third amended and restated by-laws, as amended, Consolidated Graphics’ board of directors is divided into three classes, with each class serving a three-year term. At each annual meeting of shareholders, one class of directors is elected for a full term of three years to succeed that class of directors whose terms are expiring.

Removal of Directors

Pursuant to R.R. Donnelley’s restated certificate of incorporation and amended and restated by-laws, directors may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of R.R. Donnelley shares then entitled to vote.	Consolidated Graphics’ third amended and restated by-laws, as amended, provide that directors may only be removed for cause and then only by the affirmative vote of the holders of at least two-thirds of the voting power of shares of Consolidated Graphics common stock then entitled to vote at an election of directors.

Filling Vacancies on the Board of Directors

R.R. Donnelley’s amended and restated by-laws provide that vacancies on R.R. Donnelley’s board of directors may only be filled by the affirmative vote of a majority of the remaining R.R. Donnelley board of directors, whether or not a quorum exists. Each director filling a vacancy shall remain in office until the next annual election of directors.	Under Consolidated Graphics’ third amended and restated by-laws, as amended, vacancies may be filled by the affirmative vote of a majority of the remaining directors, whether or not a quorum exists, for the unexpired term of his or her predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by Consolidated Graphics’ board of directors for a term of office continuing only until the next election of one or more directors by the shareholders and, if elected by the shareholders at such election, shall serve for the remainder of such director’s class term. The Consolidated Graphics board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Nomination of Director Candidates by Shareholders

R.R. Donnelley’s amended and restated by-laws provide that any shareholder entitled to vote in the election of directors may nominate one or more directors by delivering notice to R.R. Donnelley’s corporate secretary not less than 60 days nor more than 90 days prior to the meeting of shareholders at which the directors are to be elected, provided, however, that in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to	Consolidated Graphics’ third amended and restated by-laws, as amended, provide that with respect to nominations of directors at an annual meeting, any shareholder who (a) was a shareholder of record at the time of giving of notice provided for in Consolidated Graphics’ third amended and restated by-laws, as amended, and at the time of the meeting and (b) is entitled to vote at the meeting may nominate directors for the meeting by delivering

R.R. Donnelley	Consolidated Graphics
shareholders, notice must be received not more than 10 days following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The notice must set forth, among other things, (i) the name and address of the shareholder making the nomination; (ii) the name, age, principal occupation or employment, business address and residence address of each person to be nominated; (iii) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such shareholder or any person directly or indirectly controlling, controlled by, under common control with or acting in concert with such shareholder, which we refer to as a shareholder associated person, and by each person to be nominated as of the record date for the meeting and of the date of such notice; (iv) whether and the extent to which any instrument, transaction, agreement, arrangement or understanding has been entered into or made, the effect or intent of which is to increase or decrease economic interest in, or manage the risk or benefit of share price changes for or to increase or decrease the voting power of the shareholder who intends to make the nomination or any shareholder associated persons with respect to, R.R. Donnelley’s stock; (v) a description of all contracts, arrangements, understandings or relationships between (a) the shareholder making the nomination and any shareholder associated person that relate to the nomination, (b) the shareholder making the nomination and the proposed nominee and (c) the shareholder making the nomination, the proposed nominee or any shareholder associated person and any other person or persons that relate to the nomination; (vi) such other information regarding each nominee that would be required to be disclosed in a proxy statement; and (vii) the consent of each nominee to serve as a director of the corporation if elected.	notice to Consolidated Graphics’ corporate secretary not less than 90 days nor more than 120 days in advance of the first anniversary of the date of the previous year’s annual meeting of shareholders, unless the annual meeting date is more than 30 days before or more than 60 days after such anniversary date, in which case the notice must be received not less than 90 days nor more than 120 days prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by Consolidated Graphics. Additionally, with respect to nominations of directors at a special meeting of shareholders at which directors are to be elected pursuant to the corporation’s notice of meeting, any shareholder who (x) is a shareholder of record at the time of giving of notice provided for in Consolidated Graphics’ third amended and restated by-laws, as amended, and at the time of the special meeting and (y) is entitled to vote at the meeting may nominate directors for the special meeting by delivering notice to Consolidated Graphics’ corporate secretary not less than 90 days nor more than 120 days in advance of the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting. In either case, the notice must (a) set forth, as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the nomination is made, among other items, (i) the name and address of record of such shareholder and beneficial owner, (ii) the class or series and number of shares of Consolidated Graphics which are owned beneficially and of record by such shareholder and such beneficial owner, together with certain other interests and rights related to Consolidated Graphics shares owned beneficially by such shareholder or such beneficial owner, including any option, warrant, convertible security, stock appreciation right, or similar rights; any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder and such beneficial owner have a right to vote any shares of any security of Consolidated Graphics; any short interest; any rights to dividends that are separated or separable from the underlying shares; any proportionate interest in shares or derivative

R.R. Donnelley	Consolidated Graphics
instruments held by a general or limited partnership in which such shareholder or beneficial owner, is a general partner or beneficially owns an interest in a general partner; and any performance-related fees (other than an asset based fee) that such shareholder or beneficial owner is entitled to based on any increase or decrease in the value of shares of Consolidated Graphics or derivative instruments, as of the date of such notice, and (iii) any other information relating to such shareholder and such beneficial owner that would be required to be disclosed in a proxy statement; and (b) set forth, as to each proposed nominee, (i) all information relating to such person that would be required to be disclosed in a proxy statement; (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and beneficial owner, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, and (iii) the written consent of each proposed nominee to serve on the board of directors if elected.

Calling Special Meetings of Shareholders

Under R.R. Donnelley’s amended and restated by-laws, a special meeting of shareholders may be called by R.R. Donnelley’s Chief Executive Officer, President, or the Chairman of the board of directors or by the corporate secretary pursuant to (i) a written request of shareholders representing at least 10% of the outstanding R.R. Donnelley shares entitled to vote or (ii) a resolution duly adopted by the affirmative vote of directors representing a majority of the total number of authorized directorships of R.R. Donnelley (irrespective of vacancies).	Under Consolidated Graphics’ third amended and restated by-laws, as amended, a special meeting of shareholders may be called by the Chairman of the board of directors or by a majority of the board of directors and shall be called by the Chairman of the board of directors at the request of the holders of not less than 10% of all of the outstanding shares entitled to vote at the meeting.

Quorum

The holders of a majority of the stock issued and outstanding and entitled to vote at a meeting of R.R. Donnelley shareholders, present in person or represented by proxy, constitute a quorum for such meeting of shareholders. If a quorum is not present or represented at a meeting of shareholders, the shareholders represented may adjourn the meeting until a quorum is obtained.	A majority of the outstanding shares of Consolidated Graphics entitled to vote, and represented in person or by proxy, constitute a quorum at any meeting of Consolidated Graphics shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shareholders represented may adjourn the meeting from time to time without further notice.

R.R. Donnelley	Consolidated Graphics
Shareholder Proposals

R.R. Donnelley’s amended and restated by-laws provide that, for a shareholder proposal to be properly brought before a meeting, the shareholder must give written notice to the corporate secretary before the meeting. The notice must be received by the secretary not less than 60 days nor more than 90 days prior to the meeting of shareholders before which the proposal is to be brought; provided, however, that, in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Each notice must set forth as to each matter the shareholder proposes to bring before the meeting of shareholders: (i) a description of each item of business proposed to be brought before the meeting and the reasons for conducting such business at the annual meeting; (ii) any material interest in such business of such shareholder and any shareholder associated person, including any anticipated benefit to the shareholder or any shareholder associated person; (iii) the name and record address of the shareholder proposing to bring such item of business before the meeting; (iv) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such shareholder or any shareholder associated person as of the record date for the meeting and as of the date of such notice; (v) whether and the extent to which any derivative instrument, hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made the effect or intent of any of which is to increase or decrease economic interest in the corporation’s stock or manage the risk or benefit of share price changes for, or to increase or decrease the voting power of, such shareholder or any shareholder associated persons with respect to the corporation’s stock; (vi) a description of all contracts, arrangements, understandings or relationships between such shareholder and any shareholder associated persons or between such shareholder or any shareholder associated persons and any other person or persons that relate to the proposal of such business by such shareholder; and (vii) all other information which would be required to be included in a proxy statement.	Consolidated Graphics’ third amended and restated by-laws, as amended, provide that, for a shareholder proposal to be properly brought before an annual meeting, the shareholder must give written notice to the corporate secretary before the meeting. The notice must be received by the secretary not less than 90 days nor more than 120 days in advance of the first anniversary of the date of the previous year’s annual meeting of shareholders, unless the annual meeting date is more than 30 days before or more than 60 days after such anniversary date, in which case the notice must be received not less than 90 days nor more than 120 days prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by Consolidated Graphics. The notice must set forth as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such shareholder, as they appear on Consolidated Graphics’ books, and of such beneficial owner, (ii) the class or series and number of shares of Consolidated Graphics which are owned beneficially and of record by such shareholder and such beneficial owner, together with certain other interests and rights related to Consolidated Graphics shares owned beneficially by such shareholder or such beneficial owner, including any option, warrant, convertible security, stock appreciation right, or similar rights; any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder and such beneficial owner have a right to vote any shares of any security of Consolidated Graphics; any short interest; any rights to dividends that are separated or separable from the underlying shares; any proportionate interest in shares or derivative instruments held by a general or limited partnership in which such shareholder or beneficial owner, is a general partner or beneficially owns an interest in a general partner; and any performance-related fees (other than an asset based fee) that such shareholder or beneficial owner is entitled to based on any increase or decrease in the value of shares of Consolidated Graphics or derivative instruments, as of the date of such notice, and (iii) any other information relating to such shareholder and beneficial owner, that would be required to be disclosed in a proxy statement; and (b)

R.R. Donnelley	Consolidated Graphics
set forth (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such shareholder and beneficial owner, in such business and (ii) a description of all agreements, arrangements and understandings between such shareholder and such beneficial owner, and any other person or persons in connection with the proposal of such business by such shareholder.

Notice of Shareholder Meetings

R.R. Donnelley’s amended and restated by-laws provide that R.R. Donnelley must give written notice between 10 and 60 days before any shareholders meeting to each shareholder entitled to vote at such a meeting. The notice shall state the place, date and hour, and, in the case of a special meeting, the purposes of the meeting.	Consolidated Graphics’ third amended and restated by-laws, as amended, provide that Consolidated Graphics must give written notice between 10 and 50 days before any shareholders meeting to each shareholder entitled to vote at such a meeting. The notice shall state the place, date, hour and purpose of the meeting.

Anti-Takeover Provisions and Other Shareholder Protections

DGCL § 203 prohibits a Delaware corporation from engaging in a “business combination” (as defined in the DGCL) with a person owning 15% or more of a corporation’s voting stock for three years following the time that person becomes a 15% shareholder, with certain exceptions. R.R. Donnelley has not opted out of § 203 and is therefore governed by the default terms of this provision of the DGCL.	TBOC § 21.606 prohibits a Texas corporation from engaging in a “business combination” (as defined in the TBOC) with a person owning 20% or more of a corporation’s voting stock for three years following the time that person becomes a 20% shareholder, with certain exceptions. Consolidated Graphics has not opted out of § 21.606 and is therefore governed by the default terms of this provision of the TBOC.

Limitation of Personal Liability of Directors

Under the DGCL and TBOC, a certificate of incorporation may, subject to certain limitations, contain a provision limiting or eliminating a director’s personal liability to the corporation or its shareholders for monetary damages for a director’s breach of fiduciary duty.

R.R. Donnelley’s restated certificate of incorporation provides that a director of R.R. Donnelley shall not be personally liable to R.R. Donnelley or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to R.R. Donnelley or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which a director derived any improper personal benefit.

Consolidated Graphics’ restated articles of incorporation, as amended, do not contain such an exculpation provision.

R.R. Donnelley	Consolidated Graphics
Indemnification of Directors and Officers

R.R. Donnelley’s amended and restated by-laws provide that R.R. Donnelley shall indemnify each of its directors and officers against expenses (including attorney’s fees) incurred in connection with any proceeding (other than an action by or in the right of R.R. Donnelley) involving such person by reason of having been an officer or director, to the extent such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interest of R.R. Donnelley and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. R.R. Donnelley’s amended and restated by-laws provide that R.R. Donnelley shall indemnify each of its officers and directors against expenses (including attorney’s fees) incurred in connection with any action brought by or in the right of R.R. Donnelley, to the extent such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interest of R.R. Donnelley, except that if the director or officer is adjudged to be liable to R.R. Donnelley, no indemnification shall be made unless and to the extent that the court in which such action or suit was brought shall deem proper, notwithstanding the adjudication of liability.	Consolidated Graphics’ third amended and restated by-laws, as amended, require Consolidated Graphics to indemnify directors and officers to the fullest extent permitted by law.
Consolidated Graphics’ third amended and restated by-laws, as amended, provide that Consolidated Graphics shall pay expenses incurred by a director or officer in advance, upon receipt of an undertaking that the advance will be repaid if it is ultimately determined that the director or officer is not entitled to indemnity.
Consolidated Graphics’ third amended and restated by-laws, as amended, provide that Consolidated Graphics may purchase insurance on behalf of its directors and officers against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not Consolidated Graphics would be required to indemnify such person against such liability under its third amended and restated by-laws, as amended. Consolidated Graphics maintains such insurance.

Unless prohibited by applicable law or regulation, or otherwise required by Section 18(k) of the Federal Deposit Insurance Act, as amended, the determination of whether indemnification of an officer or director is proper under the circumstances (unless ordered by a court) generally shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable and a quorum of disinterested directors so directs, by independent legal counsel (compensated by the corporation) in a written opinion or (iii) by the shareholders of R.R. Donnelley. However, R.R. Donnelley must indemnify a director or officer who was successful in the defense of any suit. R.R. Donnelley’s amended and restated by-laws provide that R.R. Donnelley may pay expenses incurred by a director or officer in advance, upon receipt of an undertaking that the advance will be repaid if it is ultimately determined that the director or officer is not entitled to indemnity.

R.R. Donnelley’s amended and restated by-laws provide that R.R. Donnelley may purchase insurance on behalf

R.R. Donnelley	Consolidated Graphics
of its directors and officers against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not R.R. Donnelley would have the power to indemnify such person against such liability under its amended and restated by-laws. R.R. Donnelley maintains such insurance.

Amendments to Articles/Certificate of Incorporation and By-laws

Under R.R. Donnelley’s amended and restated by-laws, R.R. Donnelley’s by-laws may be altered, amended or repealed by the board of directors.	Under Consolidated Graphics’ third amended and restated by-laws, as amended, Consolidated Graphics’ by-laws may be amended, altered or repealed, and new by-laws may be approved, by the board of directors subject to repeal or change by action of the shareholders.

Under the DGCL, a corporation’s certificate of incorporation may be amended only if the proposed amendment is approved by the board of directors and, unless the amendment adversely affects a class of non-voting shares, the holders of a majority of the outstanding stock entitled to vote.	Under the TBOC, amendments to a corporation’s certificate of formation must be approved by the affirmative vote of a majority of the holders of at least two-thirds of the outstanding shares entitled to vote on the amendment. If an amendment would (i) increase or decrease the number of authorized shares of such class, (ii) increase or decrease the par value of the shares of such class (including eliminating the par value of the shares of such class), (iii) effect an exchange, reclassification or cancellation of all or part of the shares of the class or series, (iv) effect an exchange or create a right of exchange of all or part of the shares of another class or series into the shares of the class or series, (v) change the designations, preferences, limitations or relative rights of the shares of the class or series, (vi) change the shares of the class or series (with or without par value) into the same or a different number of shares (with or without par value) of the same class or series or another class or series, (vii) create a new class or series of shares with rights and preferences equal, prior or superior to the shares of the class or series, (viii) increase the rights and preferences of a class or series with rights and preferences equal, prior, or superior to the shares of the class or series, (ix) increase the rights and preferences of a class or series with rights or preferences later or inferior to the shares of the class or series in such a manner that the rights or preferences will be equal, prior or superior to the shares of the class or series, (x) divide the shares of the class into series and set and determine the designation of the series and the variations in the relative rights and preferences between the shares of the series, (xi) limit or deny existing preemptive or

R.R. Donnelley	Consolidated Graphics
cumulative voting rights of the shares of the class or series, (xii) cancel or otherwise affect the dividends on the shares of the class or series that have accrued but have not been declared or (xiii) include or delete from the certificate of formation provisions required or permitted to be included in the certificate of formation of a close corporation, then two-thirds of the shares of that class also must approve the amendment. The TBOC also permits a corporation to make provisions in its certificate of formation requiring a lower proportion of voting power to approve a specified amendment, but not lower than a majority of the class. Consolidated Graphics’ restated articles of incorporation, as amended, do not provide for a lower proportion of voting power to approve any amendment.

Action by Written Consent

R.R. Donnelley’s restated certificate of incorporation provides that any action required or permitted to be taken at a meeting of shareholders must be effected at an annual or special meeting of shareholders and may not be effected by any consent in writing by such shareholders.	Consolidated Graphics’ third amended and restated by-laws, as amended, provide that any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

Rights of Dissenting Shareholders

The DGCL provides that appraisal rights are available to dissenting shareholders in connection with certain mergers or consolidations. However, unless a corporation’s certificate of incorporation otherwise provides, the DGCL does not provide for appraisal rights if: (1) the shares of the corporation are (a) listed on a national securities exchange or (b) held of record by more than 2,000 shareholders; or (2) the corporation is the surviving corporation and no vote of its shareholders is required for the merger. However, notwithstanding the foregoing, the DGCL provides that appraisal rights will be available to the shareholders of a corporation if the shareholders are required by the terms of a merger agreement to accept for such stock anything except: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof; (ii) shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of	Under the TBOC, a shareholder generally has the right to dissent from any merger to which the corporation is a party, from any sale of all or substantially all assets of the corporation, or from any plan of exchange and to receive fair value for his or her shares. However, rights of dissent and appraisal are not available with respect to a plan of merger in which there is a single surviving corporation, or with respect to any plan of exchange, if: (1) the shares held by the shareholder are part of a class or series that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger or exchange, (a) listed on a national securities exchange, (b) designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (c) held of record by not less than 2,000 holders on the record date fixed to determine the shareholders entitled to vote on the plan of merger or the plan of exchange; (2) the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder’s shares any consideration

R.R. Donnelley	Consolidated Graphics
record by more than 2,000 holders; (iii) cash in lieu of fractional shares or fractional depository receipts; or (iv) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts as described above. The DGCL does not provide appraisal rights to shareholders with respect to the sale of all or substantially all of a corporation’s assets or an amendment to a corporation’s certificate of incorporation, although a corporation’s certificate of incorporation may so provide. The DGCL provides, among other procedural requirements for the exercise of the appraisal rights, that a shareholder’s written demand for appraisal of shares must be received before the taking of the vote on the matter giving rise to appraisal rights, when the matter is voted on at a meeting of shareholders.	that is different than the consideration (other than cash in lieu of fractional shares) to be provided to any other holder of shares of the same class or series held by such shareholder; and (3) the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for his or her shares any consideration other than (a) shares of a corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series of shares that are (i) listed, or authorized for listing upon official notice of issuance, on a national securities exchange, (ii) approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (iii) held of record by not less than 2,000 holders and (b) cash in lieu of fractional shares otherwise entitled to be received.

The appraisal rights of R.R. Donnelley shareholders are governed in accordance with the DGCL.	The appraisal rights of Consolidated Graphics shareholders are governed in accordance with the TBOC.

DISSENTERS’ RIGHTS OF CONSOLIDATED GRAPHICS SHAREHOLDERS

General. If you hold one or more shares of Consolidated Graphics common stock, you are entitled to dissenters’ rights under Texas law and have the right to dissent from the merger and have the appraised fair value of your shares of Consolidated Graphics common stock paid to you in cash. The appraised fair value may be more or less than the value of the per share merger consideration. If you are contemplating exercising your right to dissent, we urge you to read carefully the provisions of Chapter 10, Subchapter H of the TBOC, which are attached to this proxy statement/prospectus as Annex D, and consult with your legal counsel before electing or attempting to exercise these rights. The following discussion describes the steps you must take if you want to exercise your right to dissent. You should read this summary and the full text of the law carefully.

How to Exercise and Perfect Your Right to Dissent. To be eligible to exercise your right to dissent to the merger:

•	you must, prior to the special meeting, provide Consolidated Graphics with a written objection to the merger that states that you intend to exercise your right to dissent if the proposal to approve the merger agreement is approved and the merger is completed and that provides an address to which R.R. Donnelley may send a notice if the merger is completed;

•	you must vote your shares of Consolidated Graphics common stock against approval of the proposal to approve the merger agreement at the special meeting;

•	you must, not later than the 20th day after R.R. Donnelley sends you notice that the merger was completed, provide R.R. Donnelley with (i) a written demand for payment that states the number and class of shares of Consolidated Graphics common stock you own, your estimate of the fair value of such stock and an address to which a notice relating to the dissent and appraisal procedures may be sent and (ii) (x) if your shares are certificated, your certificates representing the shares and (y) if your shares are uncertificated, signed assignments of the ownership interests in the shares; and

•	you must continuously hold your shares of Consolidated Graphics common stock from the record date through the completion of the merger.

If you intend to dissent from the merger, you should send the notice to:

Consolidated Graphics, Inc.

5858 Westheimer Rd., Suite 200

Houston, Texas 77057

Attention: Corporate Secretary

If you fail to vote your shares of Consolidated Graphics common stock at the special meeting against the proposal to approve the merger agreement, or otherwise fail to comply with any of these conditions and the merger is completed, you will lose your right to dissent from the merger and will instead receive the per share merger consideration. If you comply with the items set forth in the first two bullet points above and the merger is completed, R.R. Donnelley will send you a written notice advising you that the merger has been completed. R.R. Donnelley must deliver this notice to you within 10 days after the merger is completed. A proxy card which is signed and does not contain voting instructions will, unless revoked, be voted “FOR” the proposal to approve the merger agreement, will constitute a waiver of your dissenters’ rights, and will nullify any previous written demand for appraisal.

Your Demand for Payment. If you wish to receive the fair value of your shares of Consolidated Graphics common stock in cash, you must, within 20 days of the date the notice was delivered or mailed to you by R.R. Donnelley, send a written demand to R.R. Donnelley for payment of the fair value of your shares of Consolidated Graphics common stock. The fair value of your shares of Consolidated Graphics common stock will be the value of the shares on the day immediately preceding the merger, excluding any appreciation or depreciation in anticipation of the merger. Your written demand and any notice addressed to R.R. Donnelley must be sent to:

R.R. Donnelley & Sons Company

111 South Wacker Drive

Chicago, Illinois 60606

Attention: Secretary

Your written demand must state how many shares of Consolidated Graphics common stock you own and your estimate of the fair value of your shares of Consolidated Graphics common stock. If you fail to send this written demand to R.R. Donnelley within 20 days of R.R. Donnelley’s delivery or mailing of your notice, you will be bound by the merger and you will not be entitled to receive a cash payment representing the fair value of your shares of Consolidated Graphics common stock. Instead, you will receive the per share merger consideration.

R.R. Donnelley’s Actions Upon Receipt of Your Demand for Payment. Within 20 days after R.R. Donnelley receives your demand for payment and your estimate of the fair value of your shares of Consolidated Graphics common stock, R.R. Donnelley must send you written notice stating whether or not it accepts your estimate of the fair value of your shares.

If R.R. Donnelley accepts your estimate, R.R. Donnelley will notify you that it will pay the amount of your estimated fair value within 90 days of the merger being completed. R.R. Donnelley will make this payment to you only if you have surrendered the share certificates or the signed assignments of ownership in non-certificated shares, as applicable, representing your shares of Consolidated Graphics common stock, duly endorsed for transfer, to R.R. Donnelley.

If R.R. Donnelley does not accept your estimate, R.R. Donnelley will notify you of this fact and will make an offer of an alternative estimate of the fair value of your shares that it is willing to pay you within 120 days of the merger being completed, which you may accept within 90 days or decline.

Payment of the Fair Value of Your Shares of Consolidated Graphics Common Stock Upon Agreement of an Estimate. If you and R.R. Donnelley have reached an agreement on the fair value of your shares of Consolidated Graphics common stock within 90 days after the merger is completed, R.R. Donnelley must pay you the agreed amount within 120 days after the merger is completed, if you have surrendered to R.R. Donnelley the duly endorsed share certificates or the signed assignments of ownership in non-certificated shares, as applicable, representing your shares of Consolidated Graphics common stock.

Commencement of Legal Proceedings if a Demand for Payment Remains Unsettled. If you and R.R. Donnelley have not reached an agreement as to the fair value of your shares of Consolidated Graphics common stock within 90 days after the merger is completed, you or R.R. Donnelley may, within 60 days after the expiration of the 90-day period, commence proceedings in Harris County, Texas, asking the court to determine the fair value of your shares of Consolidated Graphics common stock. The court will determine if you have complied with the dissent provisions and if you have become entitled to a valuation of and payment for your shares of Consolidated Graphics common stock. The court will appoint one or more qualified persons to act as appraisers to determine the fair value of your shares. The appraisers will determine the fair value of your shares and will report this value to the court. The court will consider the report, and both you and R.R. Donnelley may address the court about the report. The court will determine the fair value of your shares and direct R.R. Donnelley to pay that amount, plus interest, which will begin to accrue 91 days after the merger is completed.

Rights as a Shareholder. If you have made a written demand on R.R. Donnelley for payment of the fair value of your shares of Consolidated Graphics common stock, you will not thereafter be entitled to vote or exercise any other rights as a shareholder except the right to receive payment for your shares as described herein and the right to maintain an appropriate action to obtain relief on the ground that the merger would be or was fraudulent. In the absence of fraud in the merger, your right under the dissent provisions described herein is the exclusive remedy for the recovery of the value of your shares or money damages with respect to the merger.

Withdrawal of Demand. If you have made a written demand on R.R. Donnelley for payment of the fair value of your Consolidated Graphics common stock, you may withdraw such demand at any time before payment for your shares has been made or before a petition has been filed with a court for determination of the fair value of your shares. If you withdraw your demand or are otherwise unsuccessful in asserting your dissenters’ rights, you will be bound by the terms of the merger and your status as a shareholder will be restored without prejudice to any corporate proceedings, dividends or distributions which may have occurred during the interim.

Income Tax Consequences. See the section entitled “Material U.S. Federal Income Tax Consequences” beginning on page 98 of this proxy statement/prospectus for a discussion of the federal income tax consequences of your action if you elect to dissent from the merger.

VALIDITY OF COMMON STOCK

The validity of the shares of R.R. Donnelley common stock offered hereby will be passed upon for R.R. Donnelley by Sullivan & Cromwell LLP.

EXPERTS

The consolidated financial statements incorporated by reference into this proxy statement/prospectus and in the registration statement from R.R. Donnelley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and the effectiveness of R.R. Donnelley’s and its subsidiaries’ internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference into this proxy statement/prospectus and the registration statement. Such consolidated financial statements have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements and related financial statement schedule of Consolidated Graphics and its subsidiaries as of March 31, 2013 and 2012, and for each of the fiscal years in the three-year period ended March 31, 2013, and management’s assessment of the effectiveness of internal control over financial reporting as of March 31, 2013, have been incorporated by reference herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein and in the registration statement, and upon the authority of said firm as experts in accounting and auditing.

CERTAIN BENEFICIAL OWNERS OF CONSOLIDATED GRAPHICS’ COMMON STOCK

To Consolidated Graphics’ knowledge, the following table sets forth as of the close of business on December 19, 2013, the information with respect to the shares of Consolidated Graphics common stock beneficially owned by (i) Consolidated Graphics’ named executive officers, (ii) each of Consolidated Graphics’ directors, (iii) all persons known to Consolidated Graphics to be the beneficial owners of 5% or more thereof and (iv) all named executive officers and directors as a group. To Consolidated Graphics’ knowledge, all persons listed have sole voting and investment power with respect to the shares beneficially owned by them, unless otherwise indicated.

	Amount of Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares(2)	Percentage of Class(3)
Joe R. Davis(4)	2,472,121	23.4%
BlackRock, Inc.(5)	676,750	7.0%
Dimensional Fund Advisors LP(6)	640,938	6.7%
Investment Counselors of Maryland, LLC(7)	610,600	6.3%
The Vanguard Group, Inc.(8)	539,543	5.6%
Ameriprise Financial, Inc.(9)	514,983	5.3%
Jon C. Biro	77,000	*
Gary L. Forbes	37,500	*
James H. Limmer	29,000	*
Brady F. Carruth	16,346	*
Todd A. Reppert	7,000	*
I.T. Corley	3,500	*
All directors and named executive officers as a group (7 persons)	2,642,467	24.8%

*	Indicates beneficial ownership of less than 1% of the total outstanding shares of Consolidated Graphics common stock.
(1)	In accordance with SEC regulations, shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares the power to vote or dispose of the shares, regardless of whether such person has any economic interest in the shares. In addition, a person is deemed to own beneficially any shares of which such person has the right to acquire beneficial ownership within 60 days, including upon exercise of a stock option.
(2)	The shares beneficially owned include Consolidated Graphics stock options exercisable within 60 days of December 19, 2013, as follows: Mr. Davis—878,000 shares, Mr. Forbes—12,500 shares, Mr. Reppert—5,000 shares, Mr. Limmer—12,500 shares, Mr. Carruth—12,500 shares, Mr. Corley—2,500 shares, and Mr. Biro—65,000 shares.
(3)	The percentage of Consolidated Graphics common stock owned by each person has been calculated using the 9,687,642 shares outstanding as of the close of business on December 19, 2013, plus any shares issuable upon the exercise of options held by such person or group that are exercisable or vest, as the case may be, within 60 days of such date and deemed to be outstanding pursuant to Rule 13d-3(d)(1) of the Exchange Act. All percentages have been rounded up to the nearest one-tenth of a percent.
(4)	Mr. Davis and R.R. Donnelley may be deemed to have shared voting power with respect to such shares pursuant to the terms of the voting agreement. Mr. Davis has sole dispositive power with respect to such shares subject to certain restrictions on transfer set forth in the voting agreement. The address of Mr. Davis is 5858 Westheimer Rd., Suite 200, Houston, Texas 77057.
(5)	Consolidated Graphics obtained a copy of a Schedule 13G/A filed with the SEC by BlackRock, Inc. reflecting beneficial ownership of 676,750 shares in the aggregate as of December 31, 2012. The Schedule 13G/A indicates that BlackRock, Inc. directly or through its subsidiaries had sole voting and dispositive power with respect to 676,750 shares. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(6)	Consolidated Graphics obtained a copy of a Schedule 13G/A filed with the SEC by Dimensional Fund Advisors LP reflecting beneficial ownership of 640,938 shares of Common Stock in the aggregate as of December 31, 2012. The Schedule 13G/A indicates that Dimensional Fund Advisors LP had sole voting power with respect to 623,025 shares and sole dispositive power with respect to 640,938 shares. The Schedule 13G/A also states that Dimensional Fund Advisors LP, is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, it furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and it serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, which we refer to as the Funds). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP nor its subsidiaries, which we refer to collectively as Dimensional, possess voting and/or investment power over the securities of Consolidated Graphics that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of Consolidated Graphics held by the Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds, and Dimensional disclaims beneficial ownership of such securities. The address of Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.
(7)	Consolidated Graphics obtained a copy of a Schedule 13G filed with the SEC by Investment Counselors of Maryland, LLC reflecting beneficial ownership of 610,600 shares in the aggregate as of December 31, 2012. The Schedule 13G indicates that Investment Counselors of Maryland, LLC had sole voting power of 419,800 shares, shared voting power of 190,800 shares and sole dispositive power of 610,600 shares. The address of Investment Counselors of Maryland, LLC is 803 Cathedral Street Baltimore, Maryland 21201.
(8)	Consolidated Graphics obtained a copy of a Schedule 13G/A filed with the SEC by The Vanguard Group, Inc. reflecting beneficial ownership of 539,543 shares in the aggregate as of December 31, 2012. The Schedule 13G/A indicates that The Vanguard Group, Inc. had sole voting power with respect to 12,370 shares, sole dispositive power with respect to 527,543 shares and shared dispositive power with respect to 12,070 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(9)	Consolidated Graphics obtained a copy of a Schedule 13G filed jointly with the SEC by Ameriprise Financial, Inc. and Columbia Management Investment Advisers LLC reflecting beneficial ownership of 514,983 shares in the aggregate as of December 31, 2012. The Schedule 13G indicates that Ameriprise Financial, Inc. and Columbia Management Investment Advisory LLC each had shared voting power with respect to 393,946 shares and shared dispositive power with respect to 514,983 shares. The address of Ameriprise Financial, Inc. is 145 Ameriprise Financial Center Minneapolis, MN 55474. Ameriprise Financial, Inc. is the parent holding company of Columbia Management Investment Advisers, LLC and may be deemed to beneficially own the shares reported by Columbia Management Investment Advisers LLC. Each of Ameriprise Financial, Inc. and Columbia Management Investment Advisers, LLC disclaims beneficial ownership of any shares reported.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokerage firms or other nominees may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement/prospectus may have been sent to multiple Consolidated Graphics shareholders sharing the same address. Consolidated Graphics will promptly deliver a separate copy of this proxy statement/prospectus to you if you direct your request to Corporate Secretary, Consolidated Graphics, Inc., at 5858 Westheimer Rd., Suite 200, Houston, Texas 77057, Telephone: (713) 787-0977. If you want to receive separate copies of a Consolidated Graphics proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm or other nominee, or you may contact Consolidated Graphics at the above address and telephone number.

WHERE YOU CAN FIND MORE INFORMATION

Consolidated Graphics and R.R. Donnelley file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any documents Consolidated Graphics and R.R. Donnelley file at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC filings of Consolidated Graphics and R.R. Donnelley also are available to the public at the SEC website at www.sec.gov. In addition, you may obtain free copies of the documents Consolidated Graphics files with the SEC by going to Consolidated Graphics’ Internet website at http://investors.cgx.com/phoenix.zhtml?c=78535&p=irol-sec. You may obtain free copies of the documents R.R. Donnelley files with the SEC, including the registration statement on Form S-4, of which this proxy statement/prospectus forms a part, by going to R.R. Donnelley’s Internet website at http://investor.rrd.com/sec.cfm. The Internet website addresses of Consolidated Graphics and R.R. Donnelley are provided as inactive textual references only. The information provided on the Internet websites of Consolidated Graphics and R.R. Donnelley, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement/prospectus and, therefore, is not incorporated herein by reference.

Statements contained in this proxy statement/prospectus, or in any document incorporated by reference into this proxy statement/prospectus regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows Consolidated Graphics and R.R. Donnelley to “incorporate by reference” into this proxy statement/prospectus documents Consolidated Graphics and R.R. Donnelley file with the SEC including certain information required to be included in the registration statement on Form S-4 filed by R.R. Donnelley to register the shares of R.R. Donnelley common stock that will be issued in the merger, of which this proxy statement/prospectus forms a part. This means that Consolidated Graphics and R.R. Donnelley can disclose important information to you by referring you to those documents. The information incorporated by reference into this proxy statement/prospectus is considered to be a part of this proxy statement/prospectus, and later information that Consolidated Graphics and R.R. Donnelley file with the SEC will update and supersede that information. Consolidated Graphics and R.R. Donnelley incorporate by reference the documents listed below and any documents subsequently filed by it pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and before the date of the special meeting.

Consolidated Graphics:

•	Annual Report on Form 10-K for the fiscal year ended March 31, 2013 (filed with the SEC on May 28, 2013);

•	Quarterly Reports on Forms 10-Q for the quarterly periods ended June, 30, 2013 (filed with the SEC on August 7, 2013) and September 30, 2013 (filed with the SEC on November 6, 2013);

•	Current Reports on Form 8-K filed with the SEC on August 13, 2013, October 24, 2013, October 28, 2013, November 6, 2013 and December 16, 2013; and

•	Definitive Proxy Statement for Consolidated Graphics’ 2013 Annual Meeting filed with the SEC on July 9, 2013.

Any person may request copies of this proxy statement/prospectus and any of the documents incorporated by reference into this proxy statement/prospectus or other information concerning Consolidated Graphics, without charge, by written or telephonic request directed to Consolidated Graphics, Inc., Attention: Corporate Secretary, 5858 Westheimer Rd., Suite 200, Houston, Texas 77057, Telephone (713) 787-0977; or D.F. King, Consolidated Graphics’ proxy solicitor, by calling toll-free at 1-800-290-6429 or by calling collect at 212-269-5550; or from the SEC through the SEC website at the address provided above.

R.R. Donnelley:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (filed with the SEC on February 26, 2013);

•	Quarterly Reports on Forms 10-Q for the quarterly periods ended March 31, 2013 (filed with the SEC on April 25, 2013), June 30, 2013 (filed with the SEC on July 30, 2013) and September 30, 2013 (filed with the SEC on November 5, 2013);

•	Current Reports on Form 8-K filed with the SEC on March 14, 2013, May 24, 2013, May 30, 2013, August 26, 2013, October 24, 2013, October 28, 2013, November 12, 2013 and December 16, 2013;

•	Definitive Proxy Statement for R.R. Donnelley’s 2013 Annual Meeting filed with the SEC on April 15, 2013; and

•	The description of R.R. Donnelley’s common stock contained in R.R. Donnelley’s registration statement on Form 8-A (File No. 001-04694) (filed with the SEC on July 27, 1993), as amended on August 4, 2009, including any subsequent amendment or report filed for the purpose of updating such description.

You may request a copy of this proxy statement/prospectus and any of the documents incorporated by reference into this proxy statement/prospectus or other information concerning R.R. Donnelley, without charge, by written or telephonic request directed to R.R. Donnelley & Sons Company, Attention: Investor Relations, 111 South Wacker Drive, Chicago, Illinois 60606, Telephone (312) 326-8000; or from the SEC through the SEC website at the address provided above.

Notwithstanding the foregoing, information furnished by Consolidated Graphics or R.R. Donnelley on any Current Report on Form 8-K, including the related exhibits, that, pursuant to and in accordance with the rules and regulations of the SEC, is not deemed “filed” for purposes of the Exchange Act will not be deemed to be incorporated by reference into this proxy statement/prospectus.

THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT/PROSPECTUS TO VOTE YOUR SHARES OF CONSOLIDATED GRAPHICS COMMON STOCK AT THE SPECIAL MEETING. CONSOLIDATED GRAPHICS HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS. THIS PROXY STATEMENT/PROSPECTUS IS DATED DECEMBER 20, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT/PROSPECTUS TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

CONSOLIDATED GRAPHICS, INC.,

R. R. DONNELLEY & SONS COMPANY

and

HUNTER MERGER SUB, INC.

Dated as of October 23, 2013

i

ii

Exhibit A	Voting Agreement

Exhibit B	Form of Amended and Restated Articles of Incorporation of the Surviving Corporation

Exhibit C	Form of Fourth Amended and Restated By-Laws of the Surviving Corporation

iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of October 23, 2013, by and among Consolidated Graphics, Inc., a Texas corporation (the “Company”), R. R. Donnelley & Sons Company, a Delaware corporation (“Parent”), and Hunter Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

RECITALS

WHEREAS, the board of directors of the Company (the “Company Board”) has, upon the terms and subject to the conditions set forth herein, unanimously (i) determined that it is fair to, and in the best interests of, the Company and the holders of common stock, par value $0.01 per share, of the Company (each, a “Share”) to enter into this Agreement with Parent and Merger Sub providing for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company, with the Company continuing as the Surviving Corporation (as defined herein), in accordance with the Texas Business Organizations Code (the “TBOC”), (ii) approved this Agreement and the transactions contemplated hereby in accordance with the TBOC and (iii) adopted a resolution recommending that this Agreement and the transactions contemplated hereby be approved by the holders of Shares (the “Company Recommendation”);

WHEREAS, the respective boards of directors of Parent and Merger Sub has each unanimously determined that the Merger is fair to, and in the best interests of, Parent and Merger Sub, and the board of directors of each of Parent and Merger Sub has approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger;

WHEREAS, Parent, in its capacity as the sole stockholder of Merger Sub, shall, immediately following the execution and delivery of this Agreement, approve this Agreement and the transactions contemplated by this Agreement, including the Merger;

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, Joe R. Davis is entering into a voting agreement with the Company and Parent, in the form attached hereto as Exhibit A (the “Voting Agreement”), in respect of the Shares beneficially owned by such holder; and

WHEREAS, each of the Company, Parent and Merger Sub desires to make certain representations, warranties, covenants and agreements in connection with this Agreement and also to prescribe various conditions to the consummation of the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the following terms have the following meanings:

“Acceptable Confidentiality Agreement” means a confidentiality agreement that contains provisions that, taken as a whole, are not less restrictive to the parties thereto (other than the Company) than those contained in the Confidentiality Agreement (it being understood and agreed that such confidentiality agreement need not prohibit the making or amendment of any Alternative Proposal).

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“Affiliate” has the meaning assigned to that term in Rule 12b-2 under the Exchange Act.

“Business Day” means a day other than Saturday or Sunday or any other day on which banks in New York City are required or authorized to close.

“Certificate of Merger” means a certificate of merger or certificate of ownership and merger, as the case may be, to be filed with the Secretary of State.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Credit Agreements” means that certain (i) Credit Agreement dated August 20, 2010 between the Company, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities, Inc. as co-lead arranger and sole book runner, Wells Fargo Bank, National Association, as syndication agent and co-lead arranger, and the lenders and guarantors party thereto, (ii) Credit Agreement dated August 20, 2010 by and among Annan & Bird Lithographers, Inc., JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, and certain other financial institutions named therein, (iii) promissory note in the original principal amount of $5,000,000 dated as of October 6, 2011 executed by the Company payable to the order of JPMorgan Chase Bank, N.A., (iv) promissory note in the original principal amount of $5,000,000 dated as of December 31, 2012 executed by the Company payable to the order of Wells Fargo Bank, National Association, and (v) Agreement on Bank Transactions dated October 8, 2013 between CGX Yamagata Japan GK and Bank of America, N.A., Tokyo Branch for the principal amount of 100,000,000 Yen, in each case, as in effect as of the date of this Agreement and together with the documents related to any of the foregoing set forth on Company Disclosure Schedule 4.13(a)(i) as in effect as of the date of this Agreement.

“Company Equity Plans” means, collectively, the Consolidated Graphics, Inc. Amended and Restated Long-Term Incentive Plan effective as of June 30, 2008, as amended, and the Consolidated Graphics, Inc. 2012 Long-Term Incentive Plan, effective as of July 11, 2012.

“Company Material Adverse Effect” means any change, effect, event, occurrence, development, matter, state of facts, series of events or circumstance (any of the foregoing, an “Effect”) that, individually or in the aggregate, has a material adverse effect on the business, financial condition, properties, assets, liabilities or results of operations of the Company and the Company Subsidiaries, taken as a whole; provided, however, that none of the following shall be deemed, in and of itself or themselves, to constitute, and none of the following shall be taken into account in determining whether there has been, a Company Material Adverse Effect:

(1) any Effect to the extent resulting from (A) economic, credit, financial or securities market conditions, including prevailing interest rates or currency rates, or regulatory or political conditions, in any country where the Company has material operations, or (B) acts of war, terrorism or sabotage, the outbreak, escalation or worsening of hostilities (whether or not pursuant to the declaration of a national emergency or war) or natural disasters;

(2) any Effect to the extent generally affecting the principal industry or markets in which the Company and the Company Subsidiaries operate;

(3) any Effect to the extent caused by the execution of this Agreement or the announcement of the Transactions, including with respect to (A) loss of existing employees, consultants or independent contractors, (B) loss of, or reduction in business by or revenue from, existing customers or (C) disruption in or loss of suppliers, distributors, partners or similar third parties with whom the Company or any of the Company Subsidiaries has any relationship;

(4) any decline in the market price or trading volume of the Shares on the New York Stock Exchange (the “NYSE”) (provided that the exception in this clause (4) shall not prevent or otherwise affect a determination that any Effect underlying such decline has resulted in, or contributed to, a Company Material Adverse Effect);

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(5) any Effect to the extent resulting from a change in Law or GAAP after the date of this Agreement (including any change after the date of this Agreement in the interpretation or enforcement of any existing Law by the Governmental Entity primarily responsible for such interpretation or enforcement);

(6) any failure by the Company to meet analysts’ expectations or to meet any internal or published estimates, expectations, projections, forecasts, guidance or revenue or earnings predictions for any period ending on or after the date of this Agreement, or any change in any financial strength rating or any other recommendation or rating as to the securities of the Company after the date of this Agreement (provided that the exception in this clause (6) shall not prevent or otherwise affect a determination that any Effect underlying such failure or change has resulted in, or contributed to, a Company Material Adverse Effect); and

(7) any action(s) taken or omitted to be taken by the Company or any Company Subsidiary expressly required to be taken or omitted to be taken by it under this Agreement or to which Parent has specifically consented in writing (other than the obligation of the Company and the Company Subsidiaries to conduct their respective businesses in the Ordinary Course pursuant to Section 6.1);

provided, further, that, with respect to clauses (1), (2) and (5), such Effect does not have a disproportionately adverse effect on the Company and the Company Subsidiaries compared to other companies of similar size operating in the principal industry in which the Company and the Company Subsidiaries operate.

“Company Subsidiary” means (i) any Subsidiary of the Company and (ii) CGX Yamagata Japan GK.

“Company’s Knowledge” means (i) solely for purposes of Section 4.18, the actual knowledge of the individuals set forth in Company Disclosure Schedule 1.1(a) and (ii) for all other purposes of this Agreement, the actual knowledge, following due inquiry and investigation, of the individuals set forth in Company Disclosure Schedule 1.1(b).

“Confidentiality Agreement” means the confidentiality letter agreement dated March 26, 2013 between the Company and Parent.

“Contract” means any contract, agreement, lease, license, note, mortgage, indenture, arrangement, instrument or other legally binding commitment.

“Equipment Loan Agreements” means (i) that certain Loan and Security Agreement dated December 23, 2010 by and between BB&T Equipment Finance Corporation and the Company and certain of the Company Subsidiaries, (ii) that certain Loan Agreement dated May 23, 2011 between the Company and Iberiabank, (iii) that certain Master Lease Agreement dated July 22, 2009 by and between Banc of America Leasing & Capital, LLC and Wetzel Brothers, LLC, (iv) those certain Japan Equipment Lease Agreements between HP Financial Services (Japan) K.K. and CGX Yamagata Japan GK, dated on or about October 19, 2012 and March 31, 2013, in each case, together with the documents related to any of the foregoing clauses set forth on Company Disclosure Schedule 4.13(a)(i), (v) those certain Master Security Agreements between Banc of America Leasing & Capital, LLC and various Company Subsidiaries, with the Company as guarantor, set forth on Company Disclosure Schedule 1.1(c) and (vi) that certain Loan Agreement, dated January 27, 2006, between S&S Graphics, LLC, Ironwood Lithographers, Inc., Keys Printing Company, The McKay Press, Inc. Printing, Inc., and Bank of Texas, N.A, in each case, as in effect as of the date of this Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, including all rules and regulations promulgated thereunder.

“Final Judgment” means a Judgment that has been entered as to which (i) no request for a stay or any similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside,

3

annulled or suspended and any deadline for filing such a request that may be designated by statute or regulation has passed; (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed; (iii) no Governmental Entity has undertaken to reconsider the action on its own motion and the time within which it may effect such reconsideration has passed; and (iv) no appeal is pending (including other administrative or judicial review) or in effect and any deadline for filing any such appeal that may be specified by statute or rule has passed.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Entity” means any federal, state, local or foreign court, administrative or regulatory agency or commission, legislative, executive or judicial body or any other governmental authority or instrumentality.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Intellectual Property” means all (i) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, product names and slogans, symbols, trade dress, assumed names, fictitious names, trade names, business names, and any and every other indicia of origin, all applications and registrations for the foregoing, all renewals thereof, and all goodwill associated therewith and symbolized thereby; (ii) all patents (including utility and design patents, industrial designs and utility models), registrations, invention disclosures and applications therefor, including divisions, revisions, supplementary protection certificates, continuations, continuations-in-part and renewal applications, and all renewals, extensions, reissues and re-examinations thereof; (iii) confidential information, trade secrets and know-how, including inventions and discoveries (whether or not patentable), processes, schematics, business methods, formulae, drawings, prototypes, models, designs, customer lists and supplier lists (collectively, “Trade Secrets”); (iv) all published and unpublished works of authorship, whether copyrightable or not (including software, databases and other compilations of information), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof; and (v) all other intellectual property or industrial or proprietary rights of any kind.

“IT Assets” means computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology equipment and all associated documentation.

“Judgment” means any federal, state or local injunction, order, writ, ruling or decree enacted, issued, promulgated, enforced or entered by any Governmental Entity (whether temporary, preliminary or permanent).

“Law” means any federal, state, local or foreign law, statute, code, ordinance, common law, rule, regulation, standard, judgment, order, writ, decree, arbitration award, agency requirement, license, permit or injunction of any Governmental Entity.

“Lien” means any lien, mortgage, deed of trust, encumbrance, claim, security interest, restriction on the voting of any security, restriction of the transfer of any security or other asset, and any restriction on the exercise, possession or transfer of any other attribute of ownership of such asset.

“Ordinary Course” shall mean the ordinary course of business consistent with past practice.

“Parent Equity Plans” means that certain 2004 Performance Incentive Plan, as amended, and that certain 2012 Performance Incentive Plan, as amended.

“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, has a material adverse effect on the business, financial condition, properties, assets, liabilities or results of operations of Parent

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and its Subsidiaries, taken as a whole; provided, however, that none of the following shall be deemed, in and of itself or themselves, to constitute, and none of the following shall be taken into account in determining whether there has been, a Parent Material Adverse Effect:

(1) any Effect to the extent resulting from (A) economic, credit, financial or securities market conditions, including prevailing interest rates or currency rates, or regulatory or political conditions, in any country where Parent has material operations, or (B) acts of war, terrorism or sabotage, the outbreak, escalation or worsening of hostilities (whether or not pursuant to the declaration of a national emergency or war) or natural disasters;

(2) any Effect to the extent generally affecting the principal industry or markets in which Parent and its Subsidiaries operate;

(3) any Effect to the extent caused by the execution of this Agreement or the announcement of the Transactions, including with respect to (A) loss of existing employees, consultants or independent contractors, (B) loss of, or reduction in business by or revenue from, existing customers or (C) disruption in or loss of suppliers, distributors, partners or similar third parties with whom Parent or any of its Subsidiaries has any relationship;

(4) any decline in the market price or trading volume of Parent Shares on the NASDAQ Global Select Market (“Nasdaq”) (provided that the exception in this clause (4) shall not prevent or otherwise affect a determination that any Effect underlying such decline has resulted in, or contributed to, a Parent Material Adverse Effect);

(5) any Effect to the extent resulting from a change in Law or GAAP after the date of this Agreement (including any change after the date of this Agreement in the interpretation or enforcement of any existing Law by the Governmental Entity primarily responsible for such interpretation or enforcement);

(6) any failure by Parent to meet analysts’ expectations or to meet any internal or published estimates, expectations, projections, forecasts, guidance or revenue or earnings predictions for any period ending on or after the date of this Agreement, or any change in any financial strength rating or any other recommendation or rating as to the securities of Parent after the date of this Agreement (provided that the exception in this clause (6) shall not prevent or otherwise affect a determination that any Effect underlying such failure or change has resulted in, or contributed to, a Parent Material Adverse Effect); and

(7) any action(s) taken or omitted to be taken by Parent or any of its Subsidiaries expressly required to be taken or omitted to be taken by it under this Agreement or to which the Company has specifically consented in writing;

provided, further, that, with respect to clauses (1), (2) and (5), such Effect does not have a disproportionately adverse effect on Parent and its Subsidiaries compared to other companies of similar size operating in the principal industry in which Parent and its Subsidiaries operate.

“Parent’s Knowledge” means the actual knowledge, following due inquiry and investigation, of the individuals set forth on Parent Disclosure Schedule 5.7.

“Per Share Stock Option Consideration” means the excess, if any, of (A)(i) the Per Share Cash Amount, plus (ii) the product of (x) the Exchange Ratio and (y) the Parent Trading Price minus (B) the per share exercise price of the applicable Company Stock Option immediately prior to the Effective Time.

“Permitted Liens” means (i) Liens for Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith, (ii) mechanics’, carriers’, workers’, repairers’, lessors’ and similar Liens arising or incurred in the Ordinary Course relating to obligations as to which there is

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no default on the part of the Company or any Company Subsidiary or the validity or amount of which is being contested in good faith by appropriate proceedings, (iii) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations, (iv) purchase money Liens arising in the Ordinary Course; (v) zoning, entitlements and other land use and environmental regulations by Governmental Entities; (vi) with respect to Owned Real Property, any matters disclosed in true and complete title reports and title searches made available by the Company to Parent prior to the date of this Agreement, (vii) with respect to Leased Real Property, Liens incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without the consent of the lessee, (viii) Liens in favor of the Company or any wholly owned Company Subsidiary securing intercompany borrowing by any wholly owned Company Subsidiary, (ix) Liens set forth on Company Disclosure Schedule 4.8(c) and (x) Liens arising under the Company Credit Agreements or Equipment Loan Agreements (or any replacements thereof) as of the date of this Agreement.

“Person” shall be construed as broadly as possible and shall include an individual or natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Entity.

“Real Property Lease” means any agreement under which the Company or any Company Subsidiary is the landlord, sublandlord, tenant, subtenant or occupant of any real property.

“SEC” means the United States Securities and Exchange Commission.

“Secretary of State” means the Secretary of State of the State of Texas.

“Securities Act” means the Securities Act of 1933, as amended, including all rules and regulations promulgated thereunder.

“Subsidiary”, when used with respect to any Person, means any corporation, limited liability company, partnership or other organization, whether incorporated or unincorporated, (i) of which securities or other ownership interests having by their terms voting power to elect a majority of the board of directors, or others performing similar functions with respect to such corporation or other organization, is owned by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, or (ii) of which at least a majority of its equity securities is beneficially owned or controlled, directly or indirectly, by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Tax” (including, with correlative meaning, the term “Taxes”) means any net income, alternative or add-on minimum gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, social security, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, or any other tax, custom duty, governmental fee or other like assessment or charge of any kind whatsoever imposed by any Governmental Entity, together with any interest, penalty or addition to tax imposed with respect thereto.

“Tax Return” means all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.

“Transactions” means, collectively, all of the transactions contemplated hereby, including the Merger. For the avoidance of doubt, references herein to the Transactions or to any of the Transactions shall not be deemed to include or mean any agreement or arrangement (if any) referred to in Section 4.17 (other than the Voting Agreement).

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1.2 Certain Other Definitions. The following terms are defined in the respective Sections of the Agreement indicated:

Adverse Recommendation Change	Section 6.3(c)

Agreement	Preamble

Alternative Acquisition Agreement	Section 6.3(c)(ii)

Alternative Proposal	Section 6.3(b)

Antitrust Laws	Section 6.6(a)

Applicable Date	Section 4.5(a)

Bankruptcy and Equity Exception	Section 4.3(a)

Benefit Plan	Section 4.11(a)

Book Entry Share	Section 3.1(c)(ii)

Certificate	Section 3.1(c)(ii)

Closing	Section 2.2

Closing Date	Section 2.2

Company	Preamble

Company Articles	Section 2.4

Company Board	Recitals

Company By-Laws	Section 2.4

Company Disclosure Schedules	Article IV

Company Labor Agreements	Section 4.12

Company Recommendation	Recitals

Company Required Governmental Approvals	Section 4.4(a)

Company SEC Documents	Section 4.5(a)

Company SEC Financial Statements	Section 4.5(b)

Company Stock Option	Section 3.4(a)

Company Stockholder Approval	Section 4.3(a)

Consent Agreement	Section 6.6(a)

Consent Cap	Section 6.6(a)

Credit Suisse	Section 4.20

Dissenting Shares	Section 3.3

D&O Insurance	Section 6.8(b)

DOJ	Section 6.6(a)

Effective Time	Section 2.3

Environmental Claim	Section 4.15(a)

Environmental Law	Section 4.15(b)

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Exchange Agent	Section 3.2(a)

Exchange Fund	Section 3.2(a)

Exchange Ratio	Section 3.1(c)(i)

Excluded Shares	Section 3.1(b)

Expense Payment	Section 8.3(b)

Foreign Corrupt Practices Act	Section 4.10(b)

FTC	Section 6.6(a)

Hazardous Substance	Section 4.15(c)

Indemnified Liabilities	Section 6.8(a)

Indemnified Parties	Section 6.8(a)

Indemnified Party	Section 6.8(a)

Indemnifying Party	Section 6.8(e)

Insurance Policies	Section 4.16

IP Encumbrances	Section 4.14(b)

Intervening Event	Section 6.3(c)

IRS	Section 4.9(e)

Leased Real Property	Section 4.8(b)

Legal Proceedings	Section 4.7

Material Contracts	Section 4.13(a)

Merger	Recitals

Merger Sub	Preamble

Multiemployer Plan	Section 4.11(b)

Non-Union 401(k) Plan	Section 6.7(g)

Non-U.S. Benefit Plans	Section 4.11(h)

Notice Period	Section 6.3(c)

Outside Date	Section 8.1(b)(ii)

Owned Real Property	Section 4.8(a)

Parent	Preamble

Parent Disclosure Schedules	Article V

Parent Required Governmental Approvals	Section 5.4(a)

Parent SEC Documents	Section 5.5(a)

Parent SEC Financial Statements	Section 5.5(b)

Parent Shares	Section 3.1(c)(i)

Parent Trading Price	Section 3.1(e)

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Per Share Cash Amount	Section 3.1(c)(i)

Per Share Merger Consideration	Section 3.1(c)(i)

Privacy and Security Laws	Section 4.14(i)

Proceeding	Section 6.8(a)

Proxy Statement/Prospectus	Section 2.6(a)

Representatives	Section 6.3(a)

Rights	Section 4.2(a)

S-4 Registration Statement	Section 2.6(a)

Sarbanes-Oxley Act	Section 4.5(a)

Scheduled Intellectual Property	Section 4.14(a)

Share	Recitals

Stockholders’ Meeting	Section 2.6(d)

Superior Proposal	Section 6.3(b)

Superior Proposal Agreement	Section 6.3(c)

Surviving Corporation	Section 2.1

TBOC	Recitals

Termination Fee	Section 8.3(a)

U.S. Benefit Plans	Section 4.11(c)

Voting Agreement	Recitals

WARN Act	Section 4.12

ARTICLE II.

THE MERGER

2.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, (i) Merger Sub shall be merged with and into the Company in accordance with the provisions of the TBOC, and the separate existence of Merger Sub shall cease and (ii) the Company shall be the surviving corporation in the Merger (the “Surviving Corporation”) and shall continue its corporate existence under the TBOC. The Merger shall have the effects set forth in this Agreement and the applicable provisions of the TBOC. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all property, rights, powers, privileges and franchises of Merger Sub shall vest in the Company as the Surviving Corporation, and all debts, liabilities and duties of the Company shall become the debts, liabilities and duties of the Surviving Corporation.

2.2 Closing. The closing of the Merger (the “Closing”) shall take place at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, at 9:00 a.m., New York City time, on the third (3rd) Business Day following the day on which the last to be satisfied of the conditions set forth in Article VII (other than those conditions that by their nature must be satisfied or waived at the Closing, but subject to the fulfillment or waiver of such conditions) shall be satisfied or waived in accordance with this Agreement, or at such other place, time and date as the parties hereto shall agree. The date on which the Closing occurs is hereinafter referred to as the “Closing Date.”

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2.3 Effective Time. As soon as practicable following the Closing, Merger Sub and the Company shall cause the Merger to be consummated by filing all necessary documentation, including a Certificate of Merger, with the Secretary of State as provided in the relevant provisions of the TBOC. The Merger shall become effective at the time that the Certificate of Merger is duly filed with the Secretary of State, or such later time as is agreed upon by the parties hereto and specified in the Certificate of Merger. The time when the Merger becomes effective is hereinafter referred to as the “Effective Time.”

2.4 Articles of Incorporation and By-Laws of the Surviving Corporation. At the Effective Time, the Company’s Restated Articles of Incorporation, as amended prior to the date of this Agreement (the “Company Articles”) and the Company’s Third Amended and Restated By-Laws, as amended prior to the date of this Agreement (the “Company By-Laws”) shall be amended in their entirety to read as set forth in Exhibit B and Exhibit C hereto, respectively, and as so amended, shall be the articles of incorporation and the by-laws of the Surviving Corporation, until thereafter duly amended as provided therein or by applicable Law.

2.5 Directors and Officers of the Surviving Corporation.

(a) The directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the TBOC and the articles of incorporation and by-Laws of the Surviving Corporation.

(b) The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the TBOC and the articles of incorporation and by-laws of the Surviving Corporation.

2.6 Proxy Statement/Prospectus; Information Supplied; Stockholders’ Meeting.

(a) As soon as reasonably practicable following the date of this Agreement, Parent and the Company shall prepare and file with the SEC the proxy statement to be sent to the holders of Shares relating to the Stockholders’ Meeting and a Registration Statement on Form S-4 (including a prospectus) (the “S-4 Registration Statement”) in connection with the issuance of Parent Shares in the Merger, of which such proxy statement will form a part (such proxy statement and prospectus constituting a part thereof, the “Proxy Statement/Prospectus”). Parent and the Company each shall use its reasonable best efforts to have the S-4 Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, and the Company shall thereafter use its reasonable best efforts to promptly thereafter mail the Proxy Statement/Prospectus to the holders of Shares. Each of Parent and the Company shall also use its reasonable best efforts to satisfy prior to the effective date of the S-4 Registration Statement all necessary state securities Law or “blue sky” notice requirements in connection with the Merger and to consummate the other Transactions and will pay all expenses incident thereto.

(b) The Company and Parent each agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it or its Subsidiaries for inclusion or incorporation by reference in (i) the S-4 Registration Statement will, at the time the S-4 Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) the Proxy Statement/Prospectus and any amendment or supplement thereto will, at the date of mailing to holders of Shares and at the time of the Stockholders’ Meeting, or any adjournment or postponement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company and Parent will cause the S-4 Registration Statement to comply as to form in all material respects with the applicable provisions of the Securities Act.

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(c) The Company, Parent and Merger Sub shall cooperate with each other in the preparation of the S-4 Registration Statement, including the Proxy Statement/Prospectus required hereunder. Each of Parent, Merger Sub and the Company and their respective counsels shall be given a reasonable opportunity to review and comment upon the Proxy Statement/Prospectus and the S-4 Registration Statement prior to the filing thereof with the SEC, and shall provide any comments thereon as soon as reasonably practicable. Each party shall promptly notify the other party and its counsel of the time when the S-4 Registration Statement has become effective, of the issuance of any stop order or suspension of the qualification of the Parent Shares issuable in connection with the Merger for offering or sale in any jurisdiction, or of the receipt of any written comments or other material communications such party or its counsel receives from time to time from the SEC or its staff with respect to the S-4 Registration Statement or the Proxy Statement/Prospectus, and shall provide the other party with copies of any written responses to and telephonic notification of any material verbal responses received from the SEC or its staff by such party or its counsel with respect to the S-4 Registration Statement or the Proxy Statement/Prospectus. If at any time prior to the time the Company Stockholder Approval is obtained, any party shall become aware of the occurrence of any event or other circumstance relating to it or any of its Subsidiaries as to which an amendment or supplement to the S-4 Registration Statement or the Proxy Statement/Prospectus shall be required, such party shall promptly notify the other party and Parent and the Company each shall use its reasonable best efforts to promptly prepare and file with the SEC such amendment or supplement and promptly thereafter mail the Proxy Statement/Prospectus to the holders of Shares to the extent legally required.

(d) As soon as reasonably practicable after the S-4 Registration Statement is declared effective, the Company, acting through the Company Board, shall duly call, give notice of, convene and hold a special meeting of holders of Shares (the “Stockholders’ Meeting”) to consider and vote upon the approval of this Agreement, and will not postpone or adjourn such meeting except to the extent required by Law. Subject to Section 6.3, the Company Board shall include the Company Recommendation in the Proxy Statement/Prospectus and shall take all lawful action to solicit approval of this Agreement. If the Company Board makes an Adverse Recommendation Change, it will not alter the obligation of the Company to submit this Agreement to the holders of Shares at the Stockholders’ Meeting to consider and vote upon the approval of this Agreement, unless this Agreement shall have been terminated in accordance with its terms prior to the Stockholders’ Meeting.

ARTICLE III.

CONVERSION OF SECURITIES

3.1 Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or any holder of any share of capital stock of the Company, Parent or Merger Sub:

(a) Common Stock of Merger Sub. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

(b) Excluded Shares. All Excluded Shares held by Parent, if any, or in the treasury of the Company or owned by the Company immediately prior to the Effective Time, shall automatically be cancelled and shall cease to exist and no consideration shall be delivered in exchange therefor. All Excluded Shares held by any Subsidiary of Parent or any Company Subsidiary shall remain outstanding and unaffected by the Merger. “Excluded Shares” shall mean all Shares held by Parent, Merger Sub, any other Subsidiary of Parent, the Company or any Company Subsidiary, plus any Dissenting Shares.

(c) Conversion of Shares.

(i) Common Shares. Each Share issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares) shall be converted into the right to receive (i) an amount in cash equal to

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$34.44, without interest (the “Per Share Cash Amount”) and (ii) 1.651 validly issued, fully paid and non-assessable shares of common stock, par value $1.25 per share (each, a “Parent Share”), of Parent (the “Exchange Ratio”, and together with the Per Share Cash Amount, the “Per Share Merger Consideration”), payable to the holder thereof in accordance with this Article III.

(ii) Cancellation. At the Effective Time, all Shares (other than Excluded Shares held by any Subsidiary of Parent or any Company Subsidiary) shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate representing Shares that immediately prior to the Effective Time represented any such outstanding Share (other than any Excluded Share) (a “Certificate”) and each non-certificated Share represented by book-entry (other than any Excluded Share) (a “Book Entry Share”) shall cease to have any rights with respect thereto, except the right to receive the applicable Per Share Merger Consideration therefor upon the surrender of such Certificate or Book Entry Share in accordance with Section 3.2.

(d) Certain Adjustments. Without limiting the other provisions of this Agreement, if, at any time during the period between the date of this Agreement and the Effective Time, any change in the number of Shares shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange or readjustment of shares, or any stock dividend or stock distribution (including any dividend or distribution of securities convertible into or exchangeable for Shares) with a record date during such period, then the applicable Per Share Merger Consideration payable under Section 3.1(c) in respect of such Shares shall be equitably adjusted to reflect such change.

(e) Fractional Shares. No certificates or scrip representing fractional Parent Shares shall be issued upon the conversion of Shares pursuant to Section 3.1(c), and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a holder of Parent Shares. All fractional shares which a single record holder of Shares would be otherwise entitled to receive shall be aggregated and calculations shall be rounded to three decimal places. In lieu of any such fractional shares, each holder of Shares who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (i) the amount of the fractional share interest in a Parent Share to which such holder is entitled under Section 3.1(c) (or would be entitled but for this Section 3.1(e)) and (ii) an amount equal to the average of the closing sale prices of Parent Shares on Nasdaq for each of the ten (10) consecutive trading days ending with the third (3rd) complete trading day prior to the Closing Date (the “Parent Trading Price”). As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Shares in lieu of any fractional Parent Share interests, the Exchange Agent shall make available such amounts, without interest, to the holders of Shares entitled to receive such cash.

3.2 Exchange of Shares.

(a) Exchange Agent. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with an exchange agent selected by Parent and reasonably acceptable to the Company (the “Exchange Agent”), and pursuant to an exchange agent agreement reasonably acceptable to the Company, for the benefit of the holders of Shares, subject to Section 3.2(b)(ii), an aggregate number of Parent Shares and an aggregate amount of cash sufficient to deliver the aggregate amount of Parent Shares and cash to which holders of Shares shall become entitled pursuant to Section 3.1(c)(i) for the purpose of exchanging the Per Share Merger Consideration for Certificates and Book Entry Shares in accordance with this Article III. After the Effective Time, on the appropriate payment date, if applicable, Parent shall promptly deposit or cause to be deposited with the Exchange Agent the amount of any dividends or other distributions payable on such Parent Shares pursuant to Section 3.2(b) (such Parent Shares and cash provided to the Exchange Agent for the Per Share Merger Consideration, together with any dividends or other distributions with respect thereto, being hereinafter referred to as the “Exchange Fund”). Parent shall promptly deposit with the Exchange Agent, for addition to the Exchange Fund, from time to time as needed, cash sufficient to pay cash in lieu of fractional shares in accordance with Section 3.1(e). The cash portion of the Exchange Fund shall not be used for any purpose other than as set

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forth in this Article III, and shall be invested by the Exchange Agent as directed by Parent or the Surviving Corporation solely in (i) direct obligations of the United States of America, (ii) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, or (iv) a combination of any of the foregoing. Parent or the Surviving Corporation shall bear and pay the fees and expenses of the Exchange Agent in connection with the exchange of Shares and the Exchange Fund. Any net profit resulting from, or interest or income produced by, such investments will be payable to the Surviving Corporation or Parent, as Parent directs. To the extent there are any losses with respect to any such investments, Parent shall promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Exchange Agent to pay the Per Share Cash Amount and any cash in lieu of fractional shares in accordance with Section 3.1(e).

(i) Certificates. As promptly as reasonably practicable after the Effective Time, Parent shall cause the Exchange Agent to mail or otherwise deliver to each holder of record of a Certificate representing Shares which were converted pursuant to Section 3.1(c), (A) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Shares shall pass, only upon proper delivery of such Certificate (or affidavits of loss in lieu of such Certificates as provided in Section 3.2(f)) to the Exchange Agent, which letter shall be in customary form and have such provisions as are reasonably satisfactory to Parent and the Company) and (B) instructions for effecting the surrender of each such Certificate (or affidavits of loss in lieu of such Certificates as provided in Section 3.2(f)) in exchange for payment of the Per Share Merger Consideration that such holder is entitled to receive pursuant to this Agreement. If any Dissenting Shares cease to be Dissenting Shares pursuant to Section 3.3, Parent shall instruct the Exchange Agent promptly after the date on which Parent becomes aware that such Dissenting Shares have ceased to be Dissenting Shares to mail to the holder of record of such Shares the letter of transmittal and instructions referred to in the preceding sentence, with respect to such Shares. Upon surrender of a Certificate (or affidavits of loss in lieu of such Certificates as provided in Section 3.2(f)) to the Exchange Agent or to such other agent or agents as may be appointed by Parent, in accordance with the terms of such letter of transmittal, together with such letter of transmittal, duly executed, and such other documents as may be reasonably requested by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor, and Parent shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, (w) the Per Share Cash Amount, (x) the number of whole Parent Shares (which shall be in non-certificated book entry form, unless certificated Parent Shares are requested) representing, in the aggregate, the whole number of Parent Shares that such holder has the right to receive pursuant to Section 3.1(c)(i) (after taking into account all Shares then held by such holder), (y) any dividends or other distributions payable pursuant to Section 3.2(b)(i) and (z) cash in lieu of fractional Parent Shares payable pursuant to Section 3.1(e), and the Certificate so surrendered shall forthwith be cancelled. If payment of any portion of the Per Share Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition of payment of such Per Share Merger Consideration that (1) the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer, as determined by the Exchange Agent and as set forth in the letter of transmittal and related instructions and (2) the Person requesting such payment shall have paid to the Exchange Agent in advance any Tax required by reason of the payment of such Per Share Merger Consideration to a Person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of Parent or the Surviving Corporation that such Tax either has been paid or is not applicable. Subject to Section 3.3, until surrendered as contemplated by this Section 3.2(a)(i), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Per Share Merger Consideration for each Share formerly represented by such Certificate as contemplated by Section 3.1(c)(i), dividends or other distributions payable pursuant to Section 3.2(b)(i) and cash in lieu of any fractional shares payable pursuant to Section 3.1(e). No interest shall be paid or accrue on any cash payable upon surrender of any Certificate.

(ii) Book Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, any holder of Book Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Exchange Agent to receive the Per Share Merger Consideration that such holder is entitled to receive

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pursuant to this Article III. In lieu thereof, each holder of record of one or more Book Entry Shares whose Shares were converted into the right to receive the Per Share Merger Consideration and any dividends or other distributions payable pursuant to Section 3.2(b)(ii) shall upon receipt by the Exchange Agent of an “agent’s message” in customary form (or such other evidence, if any, as the Exchange Agent may reasonably request), be entitled to receive, and Parent shall cause the Exchange Agent to pay and deliver as promptly as reasonably practicable after the Effective Time, the Per Share Merger Consideration in respect of each such Share, any dividends or distributions payable pursuant to Section 3.2(b)(ii) and cash in lieu of any fractional shares payable pursuant to Section 3.1(e), and the Book Entry Shares of such holder shall forthwith be cancelled.

(b) Distributions With Respect to Unexchanged Shares.

(i) Certificates. All Parent Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time and whenever a dividend or other distribution is declared by Parent in respect of Parent Shares, the record date for which is after the Effective Time, that declaration shall include dividends in respect of all Parent Shares issued pursuant to this Agreement. No dividends or other distributions with respect to Parent Shares with a record date after the Effective Time shall be paid to the holder of any Certificate, and no cash payment in lieu of fractional Parent Shares shall be paid to any such holder pursuant to Section 3.1(e), until the surrender of such Certificate in accordance with this Article III. Subject to applicable Law, following surrender of any such Certificate, there shall be paid to the holder of the Parent Shares issued in exchange therefor, without interest, (A) at the time of such surrender, the amount of any cash payable in lieu of a fractional Parent Share to which such holder is entitled pursuant to Section 3.1(e) and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Parent Shares and (B) at the appropriate payment date, the amount of dividends or other distributions payable with respect to Parent Shares with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender.

(ii) Book-Entry Shares. Holders of Book Entry Shares who are entitled to receive Parent Shares under this Article III shall be paid, without interest, (A) at the time of payment and delivery of such Parent Shares by the Exchange Agent under Section 3.2(a)(ii), the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Parent Shares, and the amount of any cash payable in lieu of a fractional Parent Share to which such holder is entitled pursuant to Section 3.1(e) and (B) at the appropriate payment date, the amount of dividends or other distributions payable with respect to Parent Shares with a record date after the Effective Time but prior to the time of such payment and delivery by the Exchange Agent under Section 3.2(a)(ii) and with a payment date subsequent to the time of such payment and delivery by the Exchange Agent under Section 3.2(a)(ii).

(c) Transfer Books; No Further Ownership Rights in Shares. After the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Shares on the records of the Company. After the Effective Time, the holders of Certificates or Book Entry Shares evidencing ownership of Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares, except as otherwise provided for herein or by applicable Law. If, after the Effective Time, Certificates or Book Entry Shares are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article III.

(d) Termination of Fund: No Liability. At any time following nine (9) months after the Effective Time, the Surviving Corporation shall be entitled to require the Exchange Agent to deliver to it any certificates representing Parent Shares and any funds (including any interest received with respect thereto) which had been made available to the Exchange Agent for the payment of Per Share Merger Consideration and which have not been disbursed to holders of Certificates or Book Entry Shares, and thereafter such holders shall be entitled to look only to Parent and the Surviving Corporation, which shall thereafter act as the Exchange Agent (subject to abandoned property, escheat or other similar Law), as general creditors thereof with respect to the payment of any Per Share Merger Consideration (or dividends or distributions with respect thereto as contemplated by

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Section 3.2(b)) that may be payable upon surrender of any Certificate or Book Entry Shares, as determined pursuant to this Agreement. Notwithstanding the foregoing, none of Parent, the Surviving Corporation or the Exchange Agent shall be liable to any holder of a Certificate or Book Entry Shares for Per Share Merger Consideration (or dividends or distributions with respect thereto as contemplated by Section 3.2(b)) properly delivered to a public official pursuant to any abandoned property, escheat or similar Law.

(e) Withholding Taxes. The right of any Person to receive payment or consideration payable upon surrender of a Certificate or Book Entry Shares pursuant to the Merger will be subject to any applicable requirements with respect to the withholding of any Tax. To the extent amounts are properly withheld by Parent, the Surviving Corporation or the Exchange Agent, (i) such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Certificate or Book Entry Shares in respect of which the deduction and withholding was made and (ii) Parent shall, or shall cause the Surviving Corporation or the Exchange Agent, as the case may be, to promptly pay over such withheld amounts to the appropriate Governmental Entity.

(f) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if requested by Parent or the Surviving Corporation, the delivery by such Person of a bond (in such amount as Parent or the Surviving Corporation may reasonably direct) as indemnity against any claim that may be made against the Exchange Agent, Parent or the Surviving Corporation on account of the alleged loss, theft or destruction of such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the total amount of Per Share Merger Consideration (or dividends or distributions with respect thereto as contemplated by Section 3.2(b)) deliverable in respect thereof as determined in accordance with this Article III.

3.3 Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, Shares which are issued and outstanding immediately prior to the Effective Time and which are held by holders who shall have complied with the provisions of Chapter 10, Subchapter H of the TBOC (the “Dissenting Shares”) shall not be converted into the right to receive the applicable Per Share Merger Consideration, and holders of such Dissenting Shares shall be entitled to receive payment of the fair value of such Dissenting Shares in accordance with the provisions of Chapter 10, Subchapter H of the TBOC, unless and until the applicable holder fails to comply with the provisions of Chapter 10, Subchapter H of the TBOC or effectively withdraws or otherwise loses such holder’s rights to receive payment of the fair value of such holder’s Shares under Chapter 10, Subchapter H of the TBOC. If, after the Effective Time, any such holder fails to comply with the provisions of Chapter 10, Subchapter H of the TBOC or effectively withdraws or loses such right, such Dissenting Shares shall thereupon be treated as if they had been converted at the Effective Time into the right to receive the applicable Per Share Merger Consideration. The Company shall give Parent notice of any written demands for appraisal of Shares received by the Company under Chapter 10, Subchapter H of the TBOC, and shall give Parent the opportunity to participate in negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands.

3.4 Company Stock Options.

(a) The Company represents and warrants that each option to acquire Shares granted under any Company Equity Plans or any other agreement (each, a “Company Stock Option”) that is not fully exercisable as of the date of this Agreement will automatically become fully vested and exercisable immediately prior to the Effective Time pursuant to the terms of the applicable Company Equity Plans and Company Stock Options granted thereunder. At the Effective Time, each Company Stock Option, without any action on the part of the Company, Parent, Merger Sub or the holder of any such Company Stock Option, shall be cancelled and converted into the right to receive an amount in cash, without interest, equal to (i) the Per Share Stock Option Consideration multiplied by (ii) the aggregate number of Shares into which the applicable Company Stock

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Option was exercisable immediately prior to the Effective Time; provided that if the exercise price per Share of any such Company Stock Option is equal to or greater than the Per Share Stock Option Consideration, such Company Stock Option shall be cancelled without any cash payment being made in respect thereof. Any payment made pursuant to this Section 3.4(a) to the holder of any Company Stock Option shall be reduced by any income or employment Tax withholding required under (A) the Code, (B) any applicable state, local or foreign Tax Laws or (C) any other applicable Laws. To the extent that any amounts are so withheld, those amounts shall be treated as having been paid to the holder of that Company Stock Option for all purposes under this Agreement. The Company, or the Surviving Corporation, as the case may be, shall make the payments in respect of the Company Stock Options as promptly as reasonably practicable following the cancellation of such Company Stock Options as contemplated by this Section 3.4(a) (but in no event later than five (5) Business Days following the Effective Time). The Company shall take all requisite action so that, at the Effective Time, each Company Stock Option shall be cancelled and the applicable Company Equity Plans shall be terminated.

(b) At or prior to the Effective Time, the Company, the Company Board and the compensation committee of the Company Board, as applicable, shall adopt any resolutions and take any actions that are necessary to effectuate the provisions of Section 3.4(a). The Company shall take all actions necessary to ensure that from and after the Effective Time, neither Parent nor the Surviving Corporation will be required to deliver Shares or other capital stock of the Company to any Person pursuant to or in settlement of Company Stock Options.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company SEC Documents filed with the SEC prior to the date of this Agreement (excluding, in each case, any disclosures set forth in any risk factor section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature) or in the disclosure schedules delivered by the Company to Parent and Merger Sub prior to entering into this Agreement (the “Company Disclosure Schedules”) (it being agreed that (i) other than in the case of the first sentence of Section 4.6, disclosure of any item in any section or subsection of the Company Disclosure Schedules shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent and (ii) no disclosure contained in the Company SEC Documents shall be deemed to qualify, modify or apply to Sections 4.2, 4.3 and the first sentence of Section 4.6), the Company represents and warrants to Parent and Merger Sub as follows:

4.1 Corporate Organization.

(a) Each of the Company and the Company Subsidiaries is (i) in the case of the Company, a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Texas or (ii) in the case of each Company Subsidiary, a corporation, limited liability company or other type of entity duly incorporated or formed (as the case may be), validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation (as the case may be), and each has the requisite corporate, limited liability company or other power (as the case may be) and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, except, in the case of the Company, where the failure to be in good standing and, in the case of any Company Subsidiary, where the failure to be so incorporated or formed (as the case may be), existing or in good standing or to have such power and authority would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

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(b) The copies of the Company Articles and the Company By-Laws most recently filed with the Company SEC Documents are complete and correct copies of such documents as in effect as of the date of this Agreement. The Company has made available to Parent complete and correct copies of the certificates of incorporation and by-laws or comparable organizational and governing documents of the Company Subsidiaries, each as amended to the date of this Agreement, and each as so delivered is in full force and effect.

4.2 Capitalization.

(a) The authorized capital stock of the Company consists of (i) 100,000,000 Shares and (ii) 5,000,000 shares of preferred stock, par value $1.00 per share, issuable in series. As of October 22, 2013, (x) 9,687,642 Shares and no shares of preferred stock were issued and outstanding, and (y) no Shares were held in the Company’s treasury. All of the issued and outstanding Shares have been duly authorized and validly issued and are fully paid, nonassessable and were not issued in violation of any preemptive rights or rights of first refusal created by Law, the Company Articles or any Contract to which the Company or any Company Subsidiary is a party or by which it or its assets are bound. The Shares constitute all of the issued and outstanding capital stock of the Company. Other than 1,769,501 Shares reserved for issuance under the Company Equity Plans, the Company has no Shares reserved for issuance. Company Disclosure Schedule 4.2(a)(i) contains a correct and complete list, as of the date of this Agreement, of Company Stock Options, specifically identifying the holder, date of grant, term, number of Shares, exercise price and vesting schedule. Except as set forth above, there are no outstanding preemptive or other outstanding rights, obligations, subscriptions, options, units, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, convertible securities, calls, commitments or similar derivative securities or agreements, arrangements or rights of any kind that obligate the Company or any of the Company Subsidiaries to purchase or issue any shares of capital stock or other securities of the Company or any of the Company Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of the Company or any of the Company Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding (collectively, “Rights”). Each outstanding Company Stock Option (i) was granted in compliance in all material respects with all applicable Laws and all of the terms and conditions of the Company Equity Plan pursuant to which it was issued, (ii) has an exercise price per Share equal to or greater than the fair market value of a Share on the date of such grant, (iii) has a grant date identical to the date on which the Company Board or compensation committee of the Company Board actually awarded such Company Stock Option, and (iv) qualifies for the tax and accounting treatment afforded to such Company Stock Option in the Company’s tax returns and the Company SEC Documents, respectively. Upon issuance of any Share in accordance with the terms of the Company Equity Plans, such Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any Liens.

(b) Company Disclosure Schedule 4.2(b) sets forth, (x) each Company Subsidiary and the ownership interest of the Company and any other Company Subsidiary in each Company Subsidiary, as well as the ownership interest of any other Person in each Company Subsidiary and (y) as of the date of this Agreement, the Company’s or any Company Subsidiary’s capital stock, equity interest or other direct or indirect ownership interest in any other Person other than securities in a publicly traded company held for investment by the Company or any Company Subsidiary and consisting of less than one percent (1%) of the outstanding capital stock of such company. The Company does not own, directly or indirectly, any voting interest in any Person that requires an additional filing by Parent under the HSR Act. The Company owns, directly or indirectly, all of the issued and outstanding shares of capital stock of, or other equity interests in, each of the Company Subsidiaries, free and clear of any Liens, except for (i) Liens imposed under federal or state securities Laws and (ii) Liens arising under the Company Credit Agreements (or any replacements thereof) as in effect as of the date of this Agreement. Each of the outstanding shares of capital stock or other securities of each Company Subsidiary has been duly authorized and is validly issued, fully paid and nonassessable and free of any preemptive rights or rights of first refusal created by Law, the articles of incorporation, by-laws or similar organizational and governing documents of any Company Subsidiary, or any Contract to which the Company or any Company Subsidiary is a party or by which it or its assets are bound. There are no restrictions on the Company with respect

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to voting the stock or other securities of any Company Subsidiary, except for pledges of such stock or securities as collateral pursuant to the Company Credit Agreements as in effect as of the date of this Agreement. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the holders of Shares on any matter.

(c) Company Disclosure Schedule 4.2(c) sets forth each voting trust or other agreement or understanding (other than the Voting Agreement) to which the Company or any of the Company Subsidiaries is a party, or to the Company’s Knowledge, any other voting agreement or understanding (other than the Voting Agreement), with respect to the voting of the capital stock and other Rights of the Company or any of the Company Subsidiaries, other than any such voting trusts, agreements or understandings to which neither the Company nor any of the Company Subsidiaries is a party disclosed in beneficial ownership reports on Schedule 13D or Schedule 13G filed with the SEC prior to the date of this Agreement.

4.3 Authority.

(a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and the Voting Agreement and to consummate the Transactions to be consummated by it, subject, in the case of this Agreement, to the Company obtaining, prior to the Effective Time, the vote in favor of the approval of this Agreement by the holders of two-thirds of the voting power of the issued and outstanding Shares in accordance with Section 21.457 of the TBOC (the “Company Stockholder Approval”). Other than the Company Stockholder Approval, no vote of the holders of capital stock of the Company or any of the Company Subsidiaries is necessary in connection with the consummation of the Transactions. Each of this Agreement and the Voting Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery of this Agreement by Parent and Merger Sub and of the Voting Agreement by Parent and Joe R. Davis, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity (the “Bankruptcy and Equity Exception”).

(b) At a meeting duly called and held, the Company Board unanimously adopted resolutions (i) determining that the Merger is fair to, and in the best interests of, the Company and the holders of Shares, (ii) approving, and declaring to be advisable, this Agreement, the Merger and the other Transactions to be consummated by the Company, (iii) recommending that the holders of Shares vote in favor of the approval of this Agreement at the Stockholders’ Meeting and (iv) irrevocably approving for all purposes, to the maximum extent permitted by Law, (A) each of Parent, Merger Sub and their respective Affiliates and (B) this Agreement, the Voting Agreement, the Merger and the other Transactions to exempt such persons, agreements and transactions from, and to elect for the Company, Parent and Merger Sub and their respective Affiliates not to be subject to, the restrictions on “business combinations” set forth in Section 21.601 et seq. of the TBOC, or any “moratorium”, “control share acquisition”, “business combination”, “fair price”, or other form of anti-takeover Laws of any jurisdiction that may purport to be applicable to the Company, Parent, Merger Sub or any of their respective affiliates in connection with this Agreement, the Voting Agreement, the Merger and the other Transactions with respect to any of the foregoing.

4.4 Consents and Approvals; No Violations.

(a) Except for (i) the consents and approvals set forth in Company Disclosure Schedule 4.4(a)(i), (ii) the filings, approvals and/or notices as may be required under, and other applicable requirements of, the HSR Act, (iii) the filing with the SEC of the Proxy Statement/Prospectus relating to the approval of this Agreement by the holders of Shares and the issuance of Parent Shares in the Merger, (iv) the filing of the Certificate of Merger with the Secretary of State, and (v) such other filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act and the NYSE (all of the foregoing,

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collectively, the “Company Required Governmental Approvals”), no consent or approval of, or filing, declaration or registration with, any Governmental Entity, is required to be obtained or made by the Company or any of the Company Subsidiaries for the consummation by the Company of the Transactions to be consummated by it, other than such consents, approvals, filings, declarations or registrations that, if not obtained or made, would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

(b) None of the execution, delivery and performance by the Company of this Agreement and the Voting Agreement and the consummation by the Company of the Transactions to be consummated by it, and compliance by the Company with any of the terms and provisions of this Agreement and the Voting Agreement, will constitute or result in (i) a breach or violation of any provision of the Company Articles or Company By-Laws or any of the similar organizational or governing documents of any Company Subsidiary, (ii) assuming that the Company Stockholder Approval and the Company Required Governmental Approvals are received or made, as the case may be, prior to the Effective Time, a breach or violation of any Law applicable to the Company or any of the Company Subsidiaries or any of their respective properties or assets or (iii) a breach or violation of or the loss of any benefit under, a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, the termination of or a right of termination or cancellation under, the creation, acceleration or change of any rights or obligations of any party or the creation of any Lien upon any of the respective properties or assets of the Company or any of the Company Subsidiaries under any Contract to which the Company or any of the Company Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or affected, except, in the case of clauses (ii) and (iii) above, for such breaches, violations, losses of benefits, defaults, events, terminations, rights of termination or cancellation, right or obligation creations, accelerations or changes or Lien creations as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the consummation of the Transactions.

(c) The Company and the Company Subsidiaries are not creditors or claimants with respect to any debtors or debtor-in-possession subject to proceedings under chapter 11 of title 11 of the United States Code with respect to claims that, in the aggregate, constitute more than twenty-five percent (25%) of the gross assets of the Company and the Company Subsidiaries taken as a whole (excluding cash and cash equivalents).

4.5 Company SEC Documents; Financial Statements; Indebtedness; Undisclosed Liabilities.

(a) The Company has filed with or furnished to, as applicable, on a timely basis, all reports, schedules, forms, certificates, statements and documents required to be filed or furnished by it with or to the SEC pursuant to the Exchange Act or the Securities Act since March 31, 2010 (the “Applicable Date”) (the reports, schedules, forms, certificates, statements and documents filed or furnished since the Applicable Date and subsequent to the date of this Agreement, including any amendments thereto, the “Company SEC Documents”). Each of the Company SEC Documents, at the time of its filing or being furnished, complied, or in the case of any Company SEC Document filed with or furnished to the SEC subsequent to the date of this Agreement, will comply, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and any rules and regulations promulgated thereunder applicable to the Company SEC Documents. As of their respective dates, (or, if amended prior to the date of this Agreement, as of the date of such amendment), the Company SEC Documents did not, and any Company SEC Documents filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(b) The consolidated financial statements of the Company included in or incorporated by reference into the Company SEC Documents (including the related notes and schedules) (the “Company SEC Financial Statements”) have been prepared, or in the case of Company SEC Financial Statements (including the related notes and schedules) filed with or furnished to the SEC after the date of this Agreement, will be prepared, in

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accordance with GAAP (except as may be otherwise indicated therein or in the notes thereto and except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the Exchange Act), applied on a consistent basis during the periods involved, and (except as may be indicated therein or in the notes thereto or as subsequently amended or superseded by a filing prior to the date of this Agreement) fairly present, or in the case of Company SEC Financial Statements (including the related notes and schedules) filed with or furnished to the SEC after the date of this Agreement, will fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries for the time periods set forth therein and the consolidated statements of earnings, stockholders’ equity and cash flows for the respective periods set forth therein (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments that are not and will not be material in amount or effect and the absence of footnotes).

(c) Neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any kind or nature required by GAAP to be reflected in a consolidated balance sheet of the Company or disclosed in the notes thereto, except for such liabilities and obligations (i) reflected, reserved against or otherwise disclosed in the consolidated balance sheet of the Company as of June 30, 2013 (including the notes thereto) included in the Company SEC Financial Statements, (ii) incurred in the Ordinary Course since the date of such financial statements, (iii) discharged or paid prior to the date of this Agreement or (iv) as would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d) Company Disclosure Schedule 4.5(d) sets forth, as of the date of this Agreement, without duplication and excluding obligations or transactions among the directly or indirectly wholly owned Company Subsidiaries and the Company or other directly or indirectly wholly owned Company Subsidiaries (i) the amount of each indebtedness of the Company and the Company Subsidiaries, whether or not contingent, for borrowed money, including the interest rate applicable to each such indebtedness, any Liens which relate to each such indebtedness and the name of the lender or other payee of each such indebtedness, (ii) the amount of each obligation of the Company and the Company Subsidiaries evidenced by negotiable notes, bonds, debentures or other similar instruments, including the interest rate and any prepayment penalties applicable to each such obligation, (iii) the amount of each indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Company and the Company Subsidiaries, (iv) the amount of each obligation of the Company and the Company Subsidiaries as lessee under capital leases, (v) the amount of each obligation, contingent or otherwise, of the Company and the Company Subsidiaries under acceptance, letter of credit or similar facilities, including the interest rate applicable to each such obligation and the name of the lender or other payee of each such obligation, (vi) the amount of each obligation of the Company and the Company Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any equity interest or equity securities of the Company or any of the Company Subsidiaries or any warrants, rights or options to acquire such equity interest or equity securities (other than Company Stock Options outstanding as of the date of this Agreement), (vii) the amount of each indebtedness of any other Person of any type referred to in the foregoing clauses (i) through (vi) guaranteed directly or indirectly in any manner by the Company or any of the Company Subsidiaries, and (viii) the amount of each indebtedness of any type referred to in the foregoing clauses (i) through (vii) secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and Contract rights) of the Company and the Company Subsidiaries, even though the Company or any of the Company Subsidiaries has not assumed or become liable for the payment of such indebtedness; it being understood that Company Disclosure Schedule 4.5(d) is not required to set forth any item described in the foregoing clauses (i) through (v) not in excess of $250,000. As of the date of this Agreement, the aggregate outstanding amount of the items set forth in the foregoing clauses (i) through (viii) is less than $100,300,000.

(e) The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated thereunder. The Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 or Rule 15d-15 under the Exchange Act. The Company’s disclosure controls and procedures are effective to

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ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that such information is accumulated and communicated to the management of the Company as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company and the Company Subsidiaries, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company has disclosed, based on the most recent evaluation of the Company’s principal executive officer and its principal financial officer, to the Company’s auditors and the Audit Committee of the Company Board (x) all significant deficiencies, if any, in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data and has identified to such auditors and Audit Committee of the Company Board any material weaknesses in internal controls over financial reporting and (y) any fraud, whether or not material, that involves management or other employees of the Company or any of the Company Subsidiaries who have a significant role in the Company’s internal control over financial reporting. The Company has made available to Parent (i) any disclosures made by management to the Company’s Audit Committee of the Company Board since the Applicable Date and (ii) any material communication since the Applicable Date made by management or the Company’s auditors to the Audit Committee of the Company Board required or contemplated by listing standards of the NYSE, the Audit Committee’s charter or professional standards of the Public Company Accounting Oversight Board. To the Company’s Knowledge, since the Applicable Date, no material complaints from any source regarding accounting, internal accounting controls or auditing matters have been received by the Company. The Company has made available to Parent a summary of all material complaints or concerns relating to financial, accounting, auditing or internal controls matters made since the Applicable Date through the Company’s whistleblower hot line or equivalent system for receipt of employee concerns regarding possible violations of Law.

(f) The Company has not, in the twelve (12) months preceding the date hereof, received written notice from the NYSE that the Company is not in compliance with the listing or maintenance requirements of the NYSE. The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.

(g) Since the date the Company’s last proxy statement was filed with the SEC and through the date of this Agreement, no event has occurred that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC. Except as permitted by the Exchange Act, including Sections 13(k)(2) and (3) or rules of the SEC, since the enactment of the Sarbanes-Oxley Act, neither the Company nor any of its controlled Affiliates has made, arranged or modified (in any material way) any extensions of credit in the form of a personal loan to any executive officer or director of the Company.

4.6 Absence of Certain Changes or Events. Since March 31, 2013, there has not been any Effect which, individually or in the aggregate, has had or would be reasonably expected to have a Company Material Adverse Effect. From March 31, 2013 to the date of this Agreement, the Company and the Company Subsidiaries (i) have carried on and operated their respective businesses in all material respects in the Ordinary Course and (ii) have not taken any action which, if taken after the date of this Agreement, would require the consent of Parent under clauses (b), (d), (e), (k), (l), (n) or (o) of Section 6.1.

4.7 Litigation. Except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect and for any Legal Proceeding (or threatened Legal Proceeding) concerning

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this Agreement or any of the Transactions, there is no civil, criminal or administrative action, suit, claim, hearing, arbitration, investigation or other proceeding (collectively, “Legal Proceedings”) pending or, to the Company’s Knowledge, threatened in writing against the Company or any of the Company Subsidiaries. As of the date of this Agreement, except for any Legal Proceedings (or threatened Legal Proceedings) arising in connection with this Agreement or the Transactions, neither the Company nor any of the Company Subsidiaries is a party to or subject to the provisions of any Judgment that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the consummation of the Transactions.

4.8 Real Property; Personal Property.

(a) Company Disclosure Schedule 4.8(a) sets forth a complete and correct list as of the date of this Agreement of all real property owned by the Company or any Company Subsidiary (collectively, the “Owned Real Property”) and, for each parcel of Owned Real Property, identifies the street address of such Owned Real Property. The Company has made available to Parent prior to the date of this Agreement copies of the most current title reports in its possession for the parcels of Owned Real Property.

(b) Company Disclosure Schedule 4.8(b) sets forth a complete and correct list as of the date of this Agreement of all real property leased, subleased, licensed or otherwise occupied (whether as tenant, subtenant or pursuant to other occupancy arrangements) by the Company or any Company Subsidiary (collectively, including the improvements thereon, the “Leased Real Property”) and, for each parcel of Leased Real Property, identifies the street address of such Leased Real Property. The Company has made available to Parent prior to the execution of this Agreement complete and correct copies of all Real Property Leases for the Leased Real Property (including all material amendments thereto).

(c) Except as would not, individually or in the aggregate, be material to the operations of the Company and the Company Subsidiaries taken as a whole, the Company and/or one or more of the Company Subsidiaries as applicable has good and indefeasible fee simple title to all Owned Real Property and, to the Company’s Knowledge, enjoys peaceful and undisturbed possession of all Leased Real Property, in each case free and clear of all Liens other than Permitted Liens.

(d) Except (i) for the Real Property Leases or (ii) for Permitted Liens, as of the date of this Agreement, none of the Owned Real Properties or Leased Real Properties is subject to any lease, sublease, license or other agreement granting to any Person (other than the Company or any Company Subsidiary) any right to the use or occupancy of such Owned Real Property or Leased Real Property or any part thereof.

(e) Except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, each of the Company and the Company Subsidiaries has good title to, or a valid leasehold interest in, or with respect to licensed assets, a valid license to use, the tangible personal property assets and properties used or held for use by it in connection with the conduct of its business as conducted on the date of this Agreement, free and clear of all Liens other than Permitted Liens.

4.9 Taxes.

(a) The Company and each of the Company Subsidiaries: (i) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate in all material respects, (ii) have timely paid all material Taxes that are required to be paid or that the Company or any of the Company Subsidiaries are obligated to withhold or collect from amounts owing to or received from any employee, creditor, customer or third party, except with respect to matters contested in good faith, and (iii) have not waived any statute of limitations with respect to the Company’s material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency.

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(b) As of the date of this Agreement, there are not pending or, to the Company’s Knowledge, threatened in writing, any audits, examinations, investigations or other proceedings in respect of material Taxes or Tax matters of the Company or any of the Company Subsidiaries. There are not, to the Company’s Knowledge, any unresolved questions or claims concerning the Company’s or any of the Company Subsidiaries’ Tax liability that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect or are not disclosed or provided for in the Company SEC Documents.

(c) The Company has made available to Parent true and correct copies of the United States federal income Tax Returns filed by the Company and the Company Subsidiaries for each of the fiscal years ended March 31, 2010, 2011 and 2012. To the Company’s Knowledge, no written claim has been made within the seven (7) year period ending on the Closing Date by a Governmental Entity in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that the Company or any of the Company Subsidiaries, as the case may be, is or may be subject to taxation by that jurisdiction.

(d) Within the past five (5) years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Company nor any of the Company Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution intended to qualify under Section 355(a) of the Code.

(e) Neither the Company nor any of the Company Subsidiaries is required to include in income after the Closing Date any adjustment pursuant to Section 481(a) of the Code as a result of a change in accounting method occurring at or before the Closing, no such adjustment has been proposed by the Internal Revenue Service (the “IRS”) and no pending request for permission to change any accounting method has been submitted by the Company or any of the Company Subsidiaries.

(f) Neither the Company nor any of the Company Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).

4.10 Compliance with Laws; Licenses.

(a) Except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of Company to consummate the Merger or the other Transactions, the businesses of the Company and the Company Subsidiaries have not been, and are not being, conducted in violation of any Law applicable to the Company or any of the Company Subsidiaries. No investigation or review by any Governmental Entity with respect to the Company or any of the Company Subsidiaries is pending or, to the Company’s Knowledge, threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger or the other Transactions. To the Company’s Knowledge, none of the Company or any of the Company Subsidiaries has received any written notice or communication of any noncompliance with any such Laws that has not been cured that would be material to the Company and the Company Subsidiaries, taken as a whole. Except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger or the other Transactions, the Company and the Company Subsidiaries each has obtained, is in compliance with and holds all licenses, permits, certifications, approvals, consents, authorizations, franchises, variances, exemptions and orders from applicable Governmental Entities required for the conduct of their respective businesses as presently conducted.

(b) To the Company’s Knowledge, none of the Company, any of the Company Subsidiaries, or any other Person acting on behalf of the Company or any of the Company Subsidiaries, including, any director, officer, agent, employee or controlled Affiliate of the Company or any of the Company Subsidiaries acting in

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such capacity, has at any time during the past three (3) years (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity or to influence official action, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or (iii) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment. To the Company’s Knowledge, the Company and the Company Subsidiaries (i) are in compliance and have been in compliance, in each case, in all material respects, with the United States Foreign Corrupt Practices Act (the “Foreign Corrupt Practices Act”) and any other United States or foreign Laws concerning corrupt payments or bribery and (ii) the Company has not been investigated by any Governmental Entity with respect to, or been given notice by a Governmental Entity of, any violation by the Company or any of the Company Subsidiaries of the Foreign Corrupt Practices Act or any other United States or foreign Laws concerning corrupt payments or bribery. The Company and the Company Subsidiaries (x) keep books, records, and accounts that accurately and fairly reflect in all material respects transactions and the distribution of the Company’s and the Company Subsidiaries’ assets, and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are properly recorded in accordance with the Foreign Corrupt Practices Act or any other United States or foreign Laws concerning corrupt payments or bribery and (y) the Company and the Company Subsidiaries have disclosure controls and procedures and an internal accounting controls system that were prepared and have been maintained to prevent, detect and deter violations of the Foreign Corrupt Practices Act or any other United States or foreign Laws concerning corrupt payments or bribery.

4.11 Employee Benefits.

(a) Set forth in Company Disclosure Schedule 4.11(a) is a complete and correct list as of the date of this Agreement of each “employee benefit plan” (within the meaning of Section 3(3) of ERISA), each stock purchase, severance, retention, employment, consulting, termination, change-in-control, deferred compensation or supplemental retirement agreement, program, policy or arrangement, and each bonus, incentive, profit sharing, insurance, medical, welfare, deferred compensation, stock option, stock purchase, stock appreciation rights, stock based or other equity based, workers’ compensation, short-term and long-term disability, vacation plans or other employee benefit plan, agreement, program, policy or arrangement with respect to current or former employees or directors of the Company or any of the Company Subsidiaries. All such plans, agreements, programs, policies and arrangements are hereinafter referred to collectively as the “Benefit Plans” and individually as a “Benefit Plan.” For the avoidance of doubt, “Benefit Plans” shall not include any such agreement with respect to any former employee of the Company or its Subsidiaries if, as of the date of this Agreement, the Company or any Company Subsidiary, as applicable, has no further obligations or potential liability under such agreement.

(b) With respect to each Benefit Plan, other than “multiemployer plans” within the meaning of Section 3(37) of ERISA (each, a “Multiemployer Plan”), the Company has made available to Parent (i) a complete and correct copy of such plan (if applicable) or a summary of such plan, (ii) the most recent IRS determination letter, if applicable, (iii) the current summary plan description, if applicable, (iv) the three most recent actuarial valuation reports, if applicable, (v) the two (2) most recent annual reports (Form 5500 or 990 series and all schedules and financial statements attached thereto) and (vi) all material written agreements and contracts currently in effect, including (without limitation) administrative service agreements, group annuity contracts, and group insurance contracts forming a part of any Benefit Plans, and all material amendments thereto. All administrative service agreements with respect to any Benefit Plan (other than any Multiemployer Plan) may be terminated without penalty upon less than one (1) year’s written notice. With respect to each Benefit Plan that is a Multiemployer Plan, the Company has made available to Parent a complete and correct copy of all material documents received by the Company during the twelve (12) month period prior to the date of this Agreement from the applicable Multiemployer Plan sponsors or such sponsors’ representatives. For all purposes of this Agreement, references to the Company having made a document “available” to Parent shall be deemed to include the Company having made such document publicly available by filing it (or incorporating it by reference) as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2013, or any Company SEC Document subsequently filed prior to the date of this Agreement, and with respect to individual stock option award agreements, the filing of the form of such agreement with a Company SEC Document prior to the date of this Agreement.

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(c) Each Benefit Plan, other than Multiemployer Plans and Non-U.S. Benefit Plans (collectively, “U.S. Benefit Plans”), is being operated and administered in compliance in all material respects with its terms and the applicable requirements of ERISA and the Code. Each U.S. Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code, has received a favorable IRS determination letter as to its qualification or is a prototype plan that is the subject of a favorable opinion letter from the IRS or has applied to, or has time remaining in which to file an application with, the IRS for such favorable determination letter within the applicable remedial amendment period under Section 401(b) of the Code, and the Company is not aware of any circumstances likely to result in the loss of the qualified or exempt status of such U.S. Benefit Plan or its trust under Section 401(a) of the Code. To the Company’s Knowledge there are no circumstances likely to result in the loss of the qualified or exempt status of such U.S. Benefit Plan or its trust. Neither the Company nor any of the Company Subsidiaries, nor any entity which is considered to be one employer with the Company under Section 4001 of ERISA or Section 414 of the Code makes or is obligated to make or within the past six (6) years has made or been obligated to make contributions to a “single-employer plan” within the meaning of Section 4001(a)(15) of ERISA. No Benefit Plan is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). Neither the Company nor any Company Subsidiary has engaged in a transaction with respect to any U.S. Benefit Plan that, assuming the taxable period of such transaction expired as of the date of this Agreement, could subject the Company or any of its Subsidiaries to a material Tax or material penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA. Neither the Company nor any Company Subsidiary has incurred or reasonably expects to incur a material Tax or material penalty imposed by Section 4980F of the Code or Section 502 of ERISA or any material liability under Section 4071 of ERISA. Company Disclosure Schedule 4.11(c) sets forth each Multiemployer Plan within the meaning of Section 4001(a)(3) of ERISA in which the Company and any of the Company Subsidiaries participate or have participated in the last six (6) years and the estimated aggregate withdrawal liability of the Company and the Company Subsidiaries for each such Multiemployer Plan as most recently communicated to the Company in writing by the sponsor of each such Multiemployer Plan (or its authorized representative).

(d) There are no material actions, litigations, audits, suits or claims (other than routine claims for benefits in the Ordinary Course) pending or, to the Company’s Knowledge, threatened in writing against the Company or a Company Subsidiary with respect to any Benefit Plan, other than the Multiemployer Plans. To the Company’s Knowledge, there are no material actions, litigations, audits, suits or claims (other than routine claims for benefits in the Ordinary Course) pending or threatened in writing against the Company or a Company Subsidiary with respect to a Multiemployer Plan. Except as may be required by applicable Law, neither the Company nor any Company Subsidiary has any obligations for retiree health and life benefits under any U.S. Benefit Plan or collective bargaining agreement. There are no material loans by the Company or any of the Company Subsidiaries to any current or former employees, directors or consultants of the Company or any of the Company Subsidiaries, other than loans under any U.S. Benefit Plan intended to qualify under Section 401(k) of the Code and routine travel advances made in the Ordinary Course.

(e) Neither the Company nor any Company Subsidiary has any obligation to gross up, indemnify or otherwise reimburse any individual for any excise Taxes under Section 280G or 4999 of the Code or otherwise.

(f) There has been no amendment to or announcement by the Company or any of the Company Subsidiaries relating to, or increasing employee participation or coverage under, any U.S Benefit Plan or Non-U.S. Benefit Plan which would increase by more than five (5) percent the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year. None of the execution of this Agreement, adoption of this Agreement by the holders of Shares or the consummation of the Transactions will, either alone or in combination with another event or events, (i) entitle any current or former employees, independent contractors or directors of the Company or any of the Company Subsidiaries to severance pay or any increase in severance pay upon any termination of employment after the date of this Agreement, (ii) accelerate the time of payment or vesting or result in any payment or funding (through a rabbi trust, a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other obligation pursuant to, any of the Benefit Plans, except for accelerated vesting of all Company Stock Options granted under

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the Company Equity Plans, (iii) limit or restrict the right of the Company or, after the consummation of the Transactions, Parent to merge, amend or terminate any of the Benefit Plans (other than the Multiemployer Plans), (iv) result in material payments under any of the Benefit Plans which would not be deductible under 280G of the Code or (v) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code. The Company has made available to Parent prior to the date of this Agreement true, correct and complete copies of any Section 280G calculations prepared (whether or not final) with respect to any disqualified individual in connection with the Transactions.

(g) Each Benefit Plan that is a “nonqualified deferred compensation plan” (as such term is defined in Section 409A(d)(1) of the Code) has been administered, in all material respects, in compliance with its terms and the applicable operational and documentary requirements of Section 409A of the Code and the regulations thereunder. Neither the Company nor any of the Company Subsidiaries has any obligation to gross up, indemnify or otherwise reimburse any individual for any excise Taxes, interest or penalties incurred pursuant to Section 409A of the Code.

(h) All Benefit Plans maintained by the Company or any of the Company Subsidiaries outside of the United States primarily for the benefit of employees of the Company or any of the Company Subsidiaries working outside of the United States (“Non-U.S. Benefit Plans”) comply in all material respects with applicable local law. All Non-U.S. Benefit Plans are listed on Company Disclosure Schedule 4.11(h). As of the date of this Agreement, the Company and the Company Subsidiaries have no unfunded liabilities with respect to any such Non-U.S. Benefit Plan. As of the date of this Agreement, here is no pending or, to the Company’s Knowledge, threatened material litigation or audit by a Governmental Entity relating to Non-U.S. Benefit Plans.

4.12 Labor Matters. As of the date of this Agreement, neither the Company nor any of the Company Subsidiaries is a party to or otherwise bound by any collective bargaining agreement or other Contract with a labor union or labor organization, nor is the Company or any of the Company Subsidiaries the subject of any material proceeding that seeks to organize any employees or to compel the Company or any of the Company Subsidiaries to bargain with any labor union or labor organization nor is there pending or, to the Company’s Knowledge, threatened, nor has there been for the past three (3) years, any labor strike, dispute, walk-out, work stoppage, labor picketing, slow-down, lockout or, to the Company’s Knowledge, union organizing activity involving the Company or any of the Company Subsidiaries. To the Company’s Knowledge, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made involving employees of the Company or any of its Subsidiaries. The Company has previously made available to Parent correct and complete copies of all labor and collective bargaining agreements, or other Contracts with a labor union or labor organization to which the Company or any of its Subsidiaries is party or by which any of them are otherwise bound (collectively, the “Company Labor Agreements”). The consummation of the Merger and the other Transactions will not entitle any third party (including any employee, labor union or labor organization) to any payments from the Company or any of the Company Subsidiaries under any of the Company Labor Agreements. The Company and the Company Subsidiaries have paid or made provision for payment of all salaries, wages, and vacation pay accrued through the date of this Agreement in all material respects. There is no charge pending or, to the Company’s Knowledge, threatened in writing before the National Labor Relations Board or any other labor relations tribunal or authority alleging material breach of any express or implied employment contract, unlawful discrimination in employment practices or any unfair labor practice by the Company or any of the Company Subsidiaries. Neither the Company nor any of the Company Subsidiaries has any direct or indirect material liability, whether actual or contingent, with respect to any misclassification of any person as an independent contractor rather than as an employee, with respect to any misclassification of any employee as exempt versus non-exempt, or with respect to any employee leased from another employer. Neither the Company nor any of the Company Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act and the regulations promulgated thereunder (the “WARN Act”) or any similar state or local Law that remains unsatisfied.

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4.13 Contracts.

(a) Company Disclosure Schedule 4.13(a) lists, as of the date of this Agreement, each Contract that is of a type described below:

(i) any Contract to which the Company or any of the Company Subsidiaries is a party relating to indebtedness for borrowed money (other than intercompany indebtedness) or capital leases (in each case, whether incurred, assumed, guaranteed or secured by any asset) in excess of $250,000;

(ii) any Contract with, respectively, the thirty (30) largest customers and thirty 30 largest suppliers (measured by dollar volume of purchases or sales, respectively) of the Company and the Company Subsidiaries during the fiscal year ended March 31, 2013;

(iii) any Contract to which the Company or any of the Company Subsidiaries is a party granting a right of first refusal, right of first offer or similar preferential right to purchase or acquire any of the Company’s or any of the Company Subsidiaries’ capital stock or assets;

(iv) any Contract that, to the Company’s Knowledge, (i) purports to limit either the type of business in which the Company or any of the Company Subsidiaries (or, after the Effective Time, Parent or any of its Subsidiaries) may engage or the manner or locations in which any of them may so engage in any business, (ii) requires the disposition of any assets or line of business of the Company or any of its Subsidiaries (or, after the Effective Time, Parent or its Subsidiaries), (iii) grants “most favored nation” status that, following the Merger, would apply to Parent and its Subsidiaries, including the Company and any of the Company Subsidiaries or (iv) prohibits or limits the right of the Company or any of the Company Subsidiaries to make, sell or distribute any products or services (other than customary employee non-solicitation provisions entered into in the Ordinary Course), except, in each case in the foregoing clauses (i) through (iv), for any such Contract that is not material to the Company and the Company Subsidiaries taken as a whole;

(v) any Contract to which the Company or any of the Company Subsidiaries is a party with respect to any partnership or other joint venture in which the Company or any Company Subsidiary has an ownership interest (other than a Contract solely between the Company or a Company Subsidiary, on the one hand, and one or more Company Subsidiaries, on the other hand);

(vi) any Contract pursuant to which the Company or any of the Company Subsidiaries has an option or right to purchase the assets or securities of another Person (not including purchases of raw materials, equipment and inventory in the Ordinary Course) that would entail a payment in excess of $2,500,000 in the aggregate;

(vii) any Contract that obligates the Company or any of the Company Subsidiaries to make any earn-out payments of a material amount based on future performance of an acquired business or assets;

(viii) any Contract to which the Company or any of the Company Subsidiaries is a party containing a standstill or similar agreement pursuant to which one party has agreed not to acquire the assets or securities of the other party or any of its Affiliates, or a put, call or similar right pursuant to which the Company or any of its Subsidiaries could be required to purchase or sell, as applicable, any equity interests of any Person or assets that have a fair market value or purchase price of more than $1,000,000;

(ix) any Contract between the Company and its Subsidiaries, on the one hand, and any director or officer of the Company or any Person beneficially owning five percent (5%) or more of the outstanding Shares, on the other hand, excluding Benefit Plans;

(x) any Contract providing for indemnification by the Company or any of the Company Subsidiaries of any Person, except for any such Contract that is (x) not material to the Company or any of the Company Subsidiaries as a whole or (y) entered into in the Ordinary Course; and

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(xi) any material Contract for the license of, or containing any covenant not to sue or waiver or release under, any Intellectual Property granted to or from the Company (excluding commercial off-the-shelf for shrink wrap software that has not been materially modified or customized).

As used in this Agreement, the term “Material Contracts” means, collectively, the Contracts referred to in clauses (i) through (xi) above, Real Property Leases and each other Contract (including all amendments thereto) that (x) has been filed as a “material contract” by the Company with the SEC as an exhibit to the Company SEC Documents as of the date of this Agreement pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act and (y) remains in effect as of the date of this Agreement.

(b) With respect to each Material Contract to which the Company or any Company Subsidiary is a party, (i) neither the Company nor any of the Company Subsidiaries has breached, or is in default under and no event has occurred that with the lapse of time or giving of notice or both would constitute a default thereunder by the Company or any of the Company Subsidiaries, nor has any of them received written notice of breach or default under, such Material Contract, (ii) to the Company’s Knowledge, no other party to such Material Contract has breached or is in default of any of its obligations thereunder, (iii) such Material Contract is valid and binding on the Company or any of the Company Subsidiaries, as the case may be, and, to the Company’s Knowledge, each other party thereto, subject to the Bankruptcy and Equity Exception, and is in full force and effect, except in the case of clauses (i), (ii) and (iii) for such breaches, defaults or failures to be in full force and effect that would not, or would not be reasonably expected to, individually or in the aggregate, have a Company Material Adverse Effect. The Company has made available to Parent complete and correct copies of all Material Contracts (including all material amendments thereto) prior to the date hereof.

4.14 Intellectual Property.

(a) Company Disclosure Schedule 4.14(a) sets forth a true and complete list in all material respects as of the date of this Agreement of all Intellectual Property which is registered or for which registration has been applied for that is owned by the Company or any of the Company Subsidiaries (collectively, the “Scheduled Intellectual Property”), indicating for each item the registration and/or application number, the record owner, the appropriate filing jurisdiction, and the registration or filing date.

(b) The Company and/or one or more of the Company Subsidiaries exclusively owns (beneficially and of record, where applicable) all right, title and interest in, to and under the Scheduled Intellectual Property free and clear of all IP Encumbrances other than any IP Encumbrance granted in the Ordinary Course and Liens granted pursuant to the Company Credit Agreements as in effect on the date of this Agreement, but solely with respect to the territories identified on Company Disclosure Schedule 4.14(a). The Scheduled Intellectual Property is subsisting, and to the Company’s Knowledge, valid and enforceable, and as of the date of this Agreement is not subject to any outstanding Judgment materially and adversely affecting the Company’s or any of the Company Subsidiaries’ use of, or its rights to, such Scheduled Intellectual Property. “IP Encumbrances” means any charge, claim, security interest, condition, equitable interest, lien, joint ownership, exclusive license, non-exclusive license not granted in the Ordinary Course, option, pledge, mortgage, right of first offer, right of first refusal or contractual restriction of use.

(c) The Company and the Company Subsidiaries have taken reasonable commercial measures to protect the material Intellectual Property owned or held exclusively by the Company or Company Subsidiaries, and to protect the confidentiality and value of all material Trade Secrets that are owned, used or held by the Company and the Company Subsidiaries, and such Trade Secrets have not been disclosed to or authorized to be disclosed to any Person except pursuant to valid and appropriate written non-disclosure, confidentiality agreements and/or license agreements which have not been breached. All of the Company’s and the Company Subsidiaries’ current and, to the Company’s Knowledge, prior employees who have contributed or may contribute to the development or creation of Intellectual Property have executed valid and enforceable written intellectual property assignments and confidentiality agreements requiring assignment of Intellectual Property

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rights for the benefit of the Company. Every Contract under which any Intellectual Property was developed for the Company or any of the Company Subsidiaries and is material to the conduct of their business assigns all rights to or licenses such Intellectual Property to the Company or the applicable Company Subsidiary.

(d) The Company and the Company Subsidiaries have all right, title and interest in and to, or otherwise possess adequate licenses or other sufficient rights to use, all material Intellectual Property used in or necessary for their business.

(e) To the Company’s Knowledge, neither the conduct of the business of the Company or any of the Company Subsidiaries, nor any products sold or services provided by the Company or any of the Company Subsidiaries in connection therewith (and which is material to the business of the Company), is infringing, misappropriating or otherwise violating any other Person’s Intellectual Property rights. No Person has alleged or asserted that the Company or any of the Company Subsidiaries has infringed upon, misappropriated or otherwise violated the Intellectual Property of any third party. To the Company’s Knowledge, no Person is infringing, misappropriating or otherwise violating any Intellectual Property right of the Company or any of the Company Subsidiaries.

(f) There is no material litigation, opposition, cancellation, proceeding, objection or claim pending, asserted or, to the Company’s Knowledge, threatened by or against the Company or any of the Company Subsidiaries concerning the ownership, validity, registerability, enforceability, infringement or use of, or licensed right to use, any Intellectual Property owned by the Company or any of the Company Subsidiaries.

(g) The Company and the Company Subsidiaries have not granted any licenses or other rights to third parties to use their Intellectual Property other than non-exclusive licenses granted in the Ordinary Course.

(h) The IT Assets owned, used or held for use by the Company or any of the Company Subsidiaries operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required by the Company and Company Subsidiaries in connection with their business and have not materially malfunctioned or failed in a manner materially adverse to the business of the Company and its Subsidiaries within the past three (3) years. To the Company’s Knowledge, no Person has gained unauthorized access to the IT Assets within the past three (3) years. The Company and the Company Subsidiaries have, within the past three (3) years, employed commercially reasonable measures designed to protect the confidentiality, integrity and security of all software, databases, systems, networks and Internet sites under the control of the Company material to the conduct of their respective businesses and all information stored or contained therein or transmitted thereby from any unauthorized use, access, interruption or modification by third parties. The Company has implemented and maintained reasonable backup and disaster recovery technology and procedures consistent with industry practices.

(i) To the Company’s Knowledge, the Company and the Company Subsidiaries have (i) each complied with its published, posted and internal privacy policies and all Privacy and Security Laws governing the collection, transmission, storage (including cross-border transfers), disclosure, sharing and use of employee and consumer information (including personally identifiable information), (ii) employed commercially reasonable measures designed to ensure that personally identifiable information is protected against loss, damage, and unauthorized access, use, modification, or other misuse, and (iii) to the Company’s Knowledge, since January 1, 2012, there has been no loss, damage, or unauthorized access, use, modification, or other misuse of any such information by any of the Company or any of the Company Subsidiaries or any of their respective employees, consultants or independent contractors. “Privacy and Security Laws” means Laws regarding collecting, accessing, using, disclosing, transmitting, securing, sharing, transferring, storing and using personally identifiable data, including federal, state or foreign Laws or regulations regarding (A) data privacy and information security, (B) data breach notification (as applicable), and/or (C) trespass, computer crime and other Laws governing unauthorized access to or use of electronic data. To the Company’s Knowledge, within the past three (3) years, no Person has made any claim or commenced any action with respect to loss, damage, or unauthorized access,

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use, modification, or other misuse of any personally identifiable information by the Company, any of the Company Subsidiaries or any of their respective employees, consultants or independent contractors, and, to the Company’s Knowledge, there is no reasonable basis for any such claim or action.

(j) Neither the Company nor any of the Company Subsidiaries is currently using any software that is licensed under any terms or conditions that impose any requirement that any software material to the operation of the Company’s and the Company Subsidiaries’ business (A) be made available or distributed in source code form, (B) be licensed for the purpose of making derivative works, (C) be licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind, except as required by applicable Law or (D) be redistributable at no charge.

(k) As of the date of the Agreement, all material domain names listed on Company Disclosure Schedule 4.14(a) are currently registered and in good standing, and the Company or a Company Subsidiary, as the case may be, is shown on the records of the registrar thereof as the sole owner thereof. From March 31, 2013 to the date of this Agreement, neither the Company nor any of the Company Subsidiaries has received any written notice or other written communication stating that any Person is challenging its right to use any such material domain name.

4.15 Environmental Matters.

(a) Except for such matters that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect: (i) the Company and the Company Subsidiaries have at all times complied with all applicable Environmental Laws; (ii) no property currently owned or operated by the Company or any of the Company Subsidiaries (including soils, groundwater, surface water, buildings or other structures) is contaminated with any Hazardous Substance requiring remediation or that could otherwise result in liability to the Company or any Company Subsidiary pursuant to any Environmental Law; (iii) no property formerly owned or operated by the Company or any of the Company Subsidiaries was contaminated with any Hazardous Substance requiring remediation or that could otherwise result in liability to the Company or any Company Subsidiary pursuant to any Environmental Law during such period of ownership or operation; (iv) neither the Company nor any of the Company Subsidiaries has any liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither the Company nor any of the Company Subsidiaries has received any notice, demand, letter, claim or request for information alleging that the Company or any of the Company Subsidiaries may be in violation of or subject to liability under any Environmental Law; (vi) neither the Company nor any of the Company Subsidiaries is subject to any order, decree, injunction or other agreement with any Governmental Entity or any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; (vii) there are no legal, administrative, arbitral or other proceedings, claims or actions arising under any applicable Law as in effect on the date of this Agreement related to the protection of human health or the environment (each, an “Environmental Claim”) that (A) as of the date of this Agreement are pending before any Governmental Entity or, to the Company’s Knowledge, threatened in writing against the Company or any of the Company Subsidiaries and (B) seek to impose, or are reasonably expected to result in the imposition on the Company or any of the Company Subsidiaries of, any liability or obligation and there is no reasonable basis for any Environmental Claim that would impose any such liability or obligation; (viii) there are no other circumstances or conditions involving the Company or any of the Company Subsidiaries that could be reasonably expected to result in any claim, liability, investigation, cost or restriction regarding the ownership, use or transfer of any property owned or operated by the Company pursuant to any Environmental Law; and (ix) the Company has made available to Parent prior to the date of this Agreement copies of all environmental reports, studies, assessments, sampling data and other environmental information in its possession relating to the Company or any of the Company Subsidiaries or their respective current and former properties or operations.

(b) As used in this Agreement, “Environmental Law” means any Law relating to: (A) the protection of the environment, or health and safety as it relates to the environment, (B) the handling, use, presence, disposal,

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release or threatened release of any Hazardous Substance or (C) noise, odor, indoor air, employee exposure, wetlands, pollution, contamination or any injury or threat of injury to persons or property relating to any Hazardous Substance.

(c) As used in this Agreement, “Hazardous Substance” means any substance that is: (A) listed, classified or regulated pursuant to any Environmental Law; (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive material, mold in toxic amounts or radon; or (C) any other substance which may be the subject of regulatory action by any Governmental Entity in connection with any Environmental Law.

4.16 Insurance. All material fire and casualty, general liability, workers’ compensation, business interruption, product liability, and sprinkler and water damage insurance policies maintained by the Company or any of the Company Subsidiaries (“Insurance Policies”), provide full and adequate coverage for all normal risks incident to the business of the Company and the Company Subsidiaries and their respective properties and assets, except for any such failures to maintain Insurance Policies that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Each Insurance Policy is in full force and effect and all premiums due with respect to all Insurance Policies have been paid, with such exceptions that would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect.

4.17 Affiliate Transactions. As of the date of this Agreement, there are no agreements, arrangements or understandings between the Company or any of the Company Subsidiaries, on the one hand, and any officer, director or Affiliate of the Company (other than the Company Subsidiaries), on the other hand, that have not been disclosed in the Company SEC Documents prior to the date of this Agreement.

4.18 Customers. As of the date of this Agreement, to the Company’s Knowledge, none of the thirty (30) largest customers (measured by dollar volume of purchases) of the Company and the Company Subsidiaries during the fiscal year ended March 31, 2013 have notified the Company or the applicable Company Subsidiary that such customer is terminating its business relationship with the Company or the applicable Company Subsidiary, or changing any such business relationship in a manner that is materially adverse with respect to the Company’s or the applicable Company Subsidiary’s business relationship with such customer.

4.19 Takeover Statutes. Assuming the truth and accuracy of representations and warranties contained in Section 5.12, the Company Board has taken all necessary action to ensure that (a) neither Parent nor Merger Sub will be an “affiliated shareholder” or prohibited from entering into or consummating a “business combination” with the Company under Section 21.606 of the TBOC as a result of the execution of this Agreement or the Voting Agreement or the consummation of the Merger or the other Transactions and (b) any “moratorium”, “control share acquisition”, “business combination”, “fair price” or other form of anti-takeover Law, or any anti-takeover provisions in the Company Articles or the Company By-Laws, is not applicable to the Company, Parent, Merger Sub, the Shares, this Agreement, the Voting Agreement, the Merger or the other Transactions.

4.20 Opinion of Financial Advisor. The Company Board has received the opinion of Credit Suisse (USA) LLC (“Credit Suisse”), the Company’s financial advisor, to the effect that, as of the date of this Agreement, the Per Share Merger Consideration to be received by the holders of Shares (other than Parent, Merger Sub and their respective Affiliates) in the Merger is fair, from a financial point of view, to such holders.

4.21 Broker’s Fees. Except for Credit Suisse and the fees and expenses payable to it, neither the Company nor any of the Company Subsidiaries nor any of their respective officers or directors on behalf of the Company or any of the Company Subsidiaries has employed any financial advisor, broker or finder in a manner that would result in any liability for any broker’s fees, commissions or finder’s fees in connection with any of the Transactions. The Company has made available to Parent a complete and accurate copy of all agreements pursuant to which Credit Suisse is entitled to any fees and expenses in connection with any of the Transactions.

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4.22 No Other Representations or Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY CONTAINED IN THIS ARTICLE IV (WHICH INCLUDES THE COMPANY DISCLOSURE SCHEDULES), NEITHER THE COMPANY NOR ANY OTHER PERSON MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY ON BEHALF OF THE COMPANY. THE COMPANY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY NOT EXPRESSLY CONTAINED IN THIS ARTICLE IV, WHETHER BY THE COMPANY, ANY COMPANY SUBSIDIARY, OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR ANY OTHER PERSON. THE COMPANY HEREBY DISCLAIMS ANY SUCH OTHER REPRESENTATION OR WARRANTY, WHETHER BY THE COMPANY, ANY COMPANY SUBSIDIARY, OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR ANY OTHER PERSON, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO PARENT, MERGER SUB OR ANY OTHER PERSON OF ANY DOCUMENTATION OR OTHER WRITTEN OR ORAL INFORMATION BY THE COMPANY, ANY COMPANY SUBSIDIARY OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR ANY OTHER PERSON, AND NEITHER THE COMPANY NOR ANY OTHER PERSON WILL HAVE OR BE SUBJECT TO ANY LIABILITY OR INDEMNIFICATION OBLIGATION TO PARENT, MERGER SUB OR ANY OTHER PERSON RESULTING FROM SUCH DELIVERY OR DISCLOSURE, OR PARENT’S OR MERGER SUB’S USE, OF ANY SUCH DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY INFORMATION, DOCUMENTS, PROJECTIONS, FORECASTS OR OTHER MATERIAL MADE AVAILABLE TO PARENT OR MERGER SUB OR THEIR RESPECTIVE REPRESENTATIVES IN CERTAIN “DATA ROOMS”, MANAGEMENT PRESENTATIONS OR OTHER WRITTEN MATERIALS PROVIDED TO PARENT OR MERGER SUB OR THEIR RESPECTIVE REPRESENTATIVES IN CONNECTION WITH THE TRANSACTIONS).

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

OF PARENT AND MERGER SUB

Except as set forth in the Parent SEC Documents filed with the SEC prior to the date of this Agreement (excluding, in each case, any disclosures set forth in any risk factor section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature) or in the disclosure schedules delivered by Parent and Merger Sub to the Company prior to entering into this Agreement (the “Parent Disclosure Schedules”) (it being agreed that (i) other than in the case of Section 5.6, disclosure of any item in any section or subsection of the Parent Disclosure Schedules shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent and (ii) no disclosure contained in the Parent SEC Documents shall be deemed to qualify, modify or apply to Sections 5.2, 5.3 and 5.6), Parent and Merger Sub each hereby represents and warrants to the Company as follows:

5.1 Corporate Organization. Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, except, where the failure to be so incorporated, existing or in good standing or to have such power and authority would not, individually or in the aggregate, be reasonably expected to have a Parent Material Adverse Effect or prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and the other Transactions. Each of Parent and Merger Sub is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, be reasonably expected to have a Parent Material Adverse Effect or prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or the other Transactions. The copies of (i) Parent’s Restated Certificate of Incorporation, as amended, and By-Laws, as amended, in each case most recently filed with the Parent SEC Documents and (ii) Merger Sub’s articles of incorporation and by-laws made available to the Company, are complete and correct copies of such documents as in effect as of the date of this Agreement.

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5.2 Capitalization. The authorized capital stock of Parent consists of 500,000,000 Parent Shares. As of October 22, 2013, (x) 242,958,388 Parent Shares were issued and outstanding, and (y) 61,214,654 Parent Shares were held in Parent’s treasury. Other than 7,936,742 Parent Shares reserved for issuance under the Parent Equity Plans, Parent has no Parent Shares reserved for issuance. All of the issued and outstanding Parent Shares have been, and all of the Parent Shares to be issued pursuant to the Merger will be when issued, duly authorized and validly issued, fully paid and nonassessable and not issued in violation of any preemptive rights or rights of first refusal created by Law, the Restated Certificate of Incorporation of Parent or any Contract to which Parent or any of its Subsidiaries is a party or by which it or its assets are bound. The Parent Shares constitute all of the issued and outstanding capital stock of Parent. Except as set forth above, there are no outstanding preemptive or other outstanding rights, obligations, subscriptions, options, units, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, convertible securities, calls, commitments or similar derivative securities or agreements, arrangements or rights of any kind that obligate Parent to purchase or issue any shares of capital stock or other securities of Parent or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of Parent, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Upon issuance of any Parent Shares in accordance with the terms of the Parent Equity Plans, such Parent Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any Liens.

5.3 Authority. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and in the case of Parent, the Voting Agreement, and to consummate the Transactions to be consummated by it, subject, in the case of this Agreement, to approval of this Agreement by Parent as the sole stockholder of Merger Sub, which approval will be obtained immediately following the execution of this Agreement. No vote of the holders of capital stock of Parent is necessary in connection with the consummation of the Transactions. This Agreement has been duly executed and delivered by Parent and Merger Sub and the Voting Agreement has been duly executed and delivered by Parent and, assuming due and valid authorization, execution and delivery of this Agreement by the Company and the Voting Agreement by the other parties thereto, constitutes a valid and binding obligation, in the case of this Agreement, of each of Parent and Merger Sub and, in the case of the Voting Agreement, of Parent, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

5.4 Consents and Approvals; No Violations.

(a) Except for (i) the consents and approvals set forth in Parent Disclosure Schedule 5.4(a)(i), (ii) the filings, approvals and/or notices as may be required under, and other applicable requirements of, the HSR Act, (iii) the filing with the SEC of the S-4 Registration Statement and the Proxy Statement/Prospectus relating to the approval of this Agreement by the holders of Shares and the issuance of Parent Shares in the Merger, (iv) the filing of the Certificate of Merger with the Secretary of State and (v) such other filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act and Nasdaq (all of the foregoing collectively, the “Parent Required Governmental Approvals”), no consent or approval of, or filing, declaration or registration with, any Governmental Entity is required to be obtained or made by Parent or Merger Sub or any of Parent’s other Subsidiaries for the consummation by each of Parent and Merger Sub of the Transactions to be consummated by it, other than such consents, approvals, filings, declarations or registrations that, if not obtained or made, would not, individually or in the aggregate, be reasonably expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or the other Transactions. Parent does not own, directly or indirectly, any voting interest in any other Person that requires an additional filing by Parent under the HSR Act.

(b) None of the execution, delivery and performance by Parent and Merger Sub of this Agreement and, in the case of Parent, the Voting Agreement, and the consummation by each of Parent and Merger Sub of the Transactions to be consummated by it, and compliance by Parent and Merger Sub with any of the terms and provisions of this Agreement and in the case of Parent, the Voting Agreement, will constitute or result in (i) subject to approval by Parent of this Agreement as the sole stockholder of Merger Sub, which approval will be

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obtained immediately following the execution of this Agreement, a breach or violation of any provision of the certificate of incorporation or by-laws or similar organizational or governing documents of Parent or Merger Sub, (ii) assuming that the Parent Required Governmental Approvals are received or made, as the case may be, prior to the Effective Time, a breach or violation of any Law applicable to Parent or Merger Sub or any of their respective properties or assets or (iii) a breach or violation of or the loss of any benefit under, a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, the termination of or a right of termination or cancellation under, the creation, acceleration or change of any rights or obligations of any party or the creation of any Lien upon any of the respective properties or assets of Parent or Merger Sub under any Contract to which Parent or Merger Sub is a party, or by which either of them or any of their respective properties or assets may be bound or affected, except, in the case of clauses (ii) and (iii) above, for such breaches, violations, losses of benefits, defaults, events, terminations, rights of termination or cancellation, right or obligation creations, accelerations or changes or Lien creations as would not, individually or in the aggregate, be reasonably expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or the other Transactions.

5.5 Parent SEC Documents; Financial Statements.

(a) Parent has filed with or furnished to, as applicable, on a timely basis, all reports, schedules, forms, certificates, statements and documents required to be filed or furnished by it with or to the SEC pursuant to the Exchange Act or the Securities Act since the Applicable Date (the reports, schedules, forms, certificates, statements and documents filed or furnished since the Applicable Date and subsequent to the date of this Agreement, including any amendments thereto, the “Parent SEC Documents”). Each of the Parent SEC Documents, at the time of its filing or being furnished, complied, or in the case of any Parent SEC Document filed with or furnished to the SEC subsequent to the date of this Agreement, will comply, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, and any rules and regulations promulgated thereunder applicable to the Parent SEC Documents. As of their respective dates, (or, if amended prior to the date of this Agreement, as of the date of such amendment), the Parent SEC Documents did not, and any Parent SEC Documents filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(b) The consolidated financial statements of Parent included in or incorporated by reference into the Parent SEC Documents (including the related notes and schedules) (the “Parent SEC Financial Statements”) have been prepared, or in the case of Parent SEC Financial Statements (including the related notes and schedules) filed with or furnished to the SEC after the date of this Agreement, will be prepared, in accordance with GAAP (except as may be otherwise indicated therein or in the notes thereto and except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the Exchange Act), applied on a consistent basis during the periods involved, and (except as may be indicated therein or in the notes thereto or as subsequently amended or superseded by a filing prior to the date of this Agreement) fairly present, or in the case of Parent SEC Financial Statements (including the related notes and schedules) filed with or furnished to the SEC after the date of this Agreement, will fairly present, in all material respects, the consolidated financial position of Parent and its consolidated Subsidiaries for the time periods set forth therein and the consolidated statements of earnings, stockholders’ equity and cash flows for the respective periods set forth therein (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments that are not and will not be material in amount or effect and the absence of footnotes).

(c) Neither Parent nor any of its Subsidiaries has any liabilities or obligations of any kind or nature required by GAAP to be reflected in a consolidated balance sheet of Parent or disclosed in the notes thereto, except for such liabilities and obligations (i) reflected, reserved against or otherwise disclosed in the consolidated balance sheet of Parent as of June 30, 2013 (including the notes thereto) included in the Parent SEC Financial Statements, (ii) incurred in the Ordinary Course since the date of such financial statements, (iii) discharged or paid prior to the date of this Agreement or (iv) as would not be reasonably expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

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(d) Parent is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated thereunder. Parent has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 or Rule 15d-15 under the Exchange Act. Parent’s disclosure controls and procedures are effective to ensure that information required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that such information is accumulated and communicated to the management of Parent as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Parent’s internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Parent, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of Parent are being made only in accordance with authorizations of management and directors of Parent and its Subsidiaries, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Parent’s assets that could have a material effect on its financial statements. Parent has disclosed, based on the most recent evaluation of Parent’s principal executive officer and its principal financial officer, to Parent’s auditors and the Audit Committee of Parent’s Board of Directors (x) all significant deficiencies, if any, in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial data and has identified to such auditors and Audit Committee of Parent’s Board of Directors any material weaknesses in internal controls over financial reporting and (y) any fraud, whether or not material, that involves management or other employees of Parent or any of its Subsidiaries who have a significant role in Parent’s internal control over financial reporting.

(e) Parent has not, in the twelve (12) months preceding the date hereof, received written notice from Nasdaq that Parent is not in compliance with the listing or maintenance requirements of Nasdaq. Parent is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq.

5.6 Absence of Certain Changes or Events. Since December 31, 2012, there has not been any Effect which, individually or in the aggregate, has had or would be reasonably expected to (i) have a Parent Material Adverse Effect or (ii) prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or the other Transactions.

5.7 Compliance with Laws; Licenses.

(a) Except as would not, individually or in the aggregate, be reasonably expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or the other Transactions, the businesses of Parent and its Subsidiaries have not been, and are not being, conducted in violation of any Law applicable to Parent or any of its Subsidiaries. No investigation or review by any Governmental Entity with respect to Parent or any of its Subsidiaries is pending or, to Parent’s Knowledge, threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, be reasonably expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or the other Transactions. To Parent’s Knowledge, none of Parent or any of its Subsidiaries has received any written notice or communication of any noncompliance with any such Laws that has not been cured that would be material to Parent and its Subsidiaries, taken as a whole. Except as would not, individually or in the aggregate, be reasonably expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or the other Transactions, Parent and its Subsidiaries each has obtained,

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is in compliance with and holds all licenses, permits, certifications, approvals, consents, authorizations, franchises, variances, exemptions and orders from applicable Governmental Entities required for the conduct of their respective businesses as presently conducted.

(b) To Parent’s Knowledge, Parent and its Subsidiaries (i) are in compliance in all material respects with the Foreign Corrupt Practices Act and any other United States or foreign Laws concerning corrupt payments or bribery and (ii) Parent is not being investigated by any Governmental Entity with respect to, or been given notice by a Governmental Entity of, any violation by Parent or any of its Subsidiaries of the Foreign Corrupt Practices Act or any other United States or foreign Laws concerning corrupt payments or bribery.

5.8 Environmental Matters. Except for such matters that would not, individually or in the aggregate, be reasonably expected to have a Parent Material Adverse Effect: (i) Parent and its Subsidiaries have at all times complied with all applicable Environmental Laws; (ii) no property currently owned or operated by Parent or any of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) is contaminated with any Hazardous Substance requiring remediation or that could otherwise result in liability to Parent or any of its Subsidiaries pursuant to any Environmental Law; (iii) no property formerly owned or operated by Parent or any of its Subsidiaries was contaminated with any Hazardous Substance requiring remediation or that could otherwise result in liability to Parent or any of its Subsidiaries pursuant to any Environmental Law during such period of ownership or operation; (iv) neither Parent nor any of its Subsidiaries has any liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither Parent nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that Parent or any of its Subsidiaries may be in violation of or subject to liability under any Environmental Law; (vi) neither Parent nor any of its Subsidiaries is subject to any order, decree, injunction or other agreement with any Governmental Entity or any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; (vii) there are no Environmental Claims that (A) as of the date of this Agreement are pending before any Governmental Entity or, to Parent’s Knowledge, threatened in writing against Parent or any of its Subsidiaries and (B) seek to impose, or are reasonably expected to result in the imposition on Parent or any of its Subsidiaries of, any liability or obligation and there is no reasonable basis for any Environmental Claim that would impose any such liability or obligation; and (viii) there are no other circumstances or conditions involving Parent or any of its Subsidiaries that could be reasonably expected to result in any claim, liability, investigation, cost or restriction regarding the ownership, use or transfer of any property owned or operated by Parent pursuant to any Environmental Law.

5.9 Merger Sub.

(a) Merger Sub was formed solely for the purpose of engaging in the Transactions and has not engaged in any business activities or conducted any operations, in each case since the date of its incorporation, other than in connection with the Transactions.

(b) The authorized capital stock of Merger Sub consists of 100 shares of common stock, par value $0.01 per share, of which 100 shares are issued and outstanding. All such issued and outstanding shares are owned beneficially and of record by Parent.

5.10 Sufficient Funds. Parent and Merger Sub currently have available to them, or on or before the Effective Time will have available to them, funds necessary for the payment to the Exchange Agent of the aggregate Per Share Cash Amount and payment of all other amounts payable under Sections 3.4 and 9.11.

5.11 Litigation. Except as would not, individually or in the aggregate, be reasonably expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or the other Transactions and for any Legal Proceeding (or threatened Legal Proceeding) concerning this Agreement or any of the Transactions, there is no Legal Proceeding pending or, to Parent’s Knowledge, threatened in writing against Parent or Merger Sub. As of the date of this Agreement, except for any Legal Proceedings (or threatened

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Legal Proceedings) arising in connection with this Agreement or the Transactions, neither Parent nor Merger Sub is a party to or subject to the provisions of any Judgment that would, individually or in the aggregate, be reasonably expected to prevent, materially delay or materially impair the consummation of the Transactions.

5.12 Ownership of Shares. None of Parent, Merger Sub or any of the other Subsidiaries of Parent has been at any time during the three (3) years prior to the date of this Agreement an “affiliated shareholder” (as defined in Section 21.602 of the TBOC) of the Company.

5.13 Brokers. No agent, broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or the other Transactions based upon arrangements made by or on behalf of Parent or Merger Sub for which the Company could have any liability in a circumstance where the Merger is not consummated.

5.14 Taxes. Parent and each of its Subsidiaries: (i) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate in all material respects, and (ii) have timely paid all material Taxes that are due and payable.

5.15 No Other Representations or Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY CONTAINED IN THIS ARTICLE V (WHICH INCLUDES THE PARENT DISCLOSURE SCHEDULES), NONE OF PARENT, MERGER SUB OR ANY OTHER PERSON MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY ON BEHALF OF PARENT OR MERGER SUB. EACH OF PARENT AND MERGER SUB HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY NOT EXPRESSLY CONTAINED IN THIS ARTICLE V, WHETHER BY PARENT, MERGER SUB, ANY OF PARENT’S OTHER SUBSIDIARIES, OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR ANY OTHER PERSON. EACH OF PARENT AND MERGER SUB HEREBY DISCLAIMS ANY SUCH OTHER REPRESENTATION OR WARRANTY, WHETHER BY PARENT, MERGER SUB, ANY OF PARENT’S OTHER SUBSIDIARIES, OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR ANY OTHER PERSON, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE COMPANY OR ANY OTHER PERSON OF ANY DOCUMENTATION OR OTHER WRITTEN OR ORAL INFORMATION BY PARENT, MERGER SUB, ANY OF PARENT’S SUBSIDIARIES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR ANY OTHER PERSON, AND NONE OF PARENT, MERGER SUB OR ANY OTHER PERSON WILL HAVE OR BE SUBJECT TO ANY LIABILITY OR INDEMNIFICATION OBLIGATION TO THE COMPANY, ANY COMPANY SUBSIDIARY OR ANY OTHER PERSON RESULTING FROM SUCH DELIVERY OR DISCLOSURE, OR THE COMPANY’S OR ANY COMPANY SUBSIDIARY’S USE, OF ANY SUCH DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY INFORMATION, DOCUMENTS, PROJECTIONS, FORECASTS OR OTHER MATERIAL MADE AVAILABLE TO THE COMPANY, ANY COMPANY SUBSIDIARY OR THEIR RESPECTIVE REPRESENTATIVES IN CERTAIN “DATA ROOMS”, MANAGEMENT PRESENTATIONS OR OTHER WRITTEN MATERIALS PROVIDED TO THE COMPANY, ANY COMPANY SUBSIDIARY OR THEIR RESPECTIVE REPRESENTATIVES IN CONNECTION WITH THE TRANSACTIONS).

ARTICLE VI.

COVENANTS

6.1 Conduct of Businesses of Company and Company Subsidiaries Prior to the Effective Time. Except as (x) set forth in Company Disclosure Schedule 6.1, (y) expressly contemplated or permitted by this Agreement, or (z) required by Law, during the period from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement in accordance with Section 8.1, unless Parent otherwise agrees in writing (such agreement not to be unreasonably withheld, delayed or conditioned), the Company shall, and shall cause each of the Company Subsidiaries to, (i) conduct its business in the Ordinary Course; and (ii) use commercially

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reasonable efforts to maintain and preserve intact its business organization, insurance coverage, advantageous business relationships and the goodwill of Governmental Entities and retain the services of its present officers and key employees. Without limiting the generality of the foregoing, and except as (x) set forth in Company Disclosure Schedule 6.1, (y) expressly contemplated or permitted by this Agreement, or (z) required by Law, during the period from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement in accordance with Section 8.1, the Company shall not, and shall not permit any of the Company Subsidiaries to, without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned):

(a) (i) issue, sell, grant, dispose of, pledge, transfer or otherwise encumber, or authorize or propose the issuance, sale, grant, disposition, pledge, transfer or other encumbrance of, (x) any shares of capital stock of it or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock of it, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock of it or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock of it or securities other than (A) as required pursuant to existing Company Equity Plans in effect as of the date of this Agreement and the Company Stock Options issued thereunder outstanding as of the date of this Agreement and (B) with respect to any such shares of capital stock or other securities of the Company Subsidiaries in connection with Liens arising under the Company Credit Agreements, or (y) any other securities in respect of, in lieu of, or in substitution for, any shares of its capital stock, (ii) redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any of its outstanding shares of its capital stock, other than (A) purchases or other acquisitions (including holdbacks for tax withholding) pursuant to the terms of Benefit Plans in effect on the date of this Agreement, and (B) pursuant to agreements in force as of the date of this Agreement that are set forth on the Company Disclosure Schedules and have been made available to Parent prior to the date hereof, (iii) split, combine, subdivide or reclassify any shares of its capital stock or declare, set aside for payment or pay any dividend, or make any other distribution, whether payable in cash, stock, property or otherwise, in respect of any shares of capital stock, or otherwise make any payments to stockholders in their capacity as such, other than dividends declared or paid by any wholly owned Company Subsidiary to any other wholly owned Company Subsidiary or to the Company or (iv) enter into any agreement with respect to the voting of its capital stock (other than the Voting Agreement);

(b) merge or consolidate the Company or any of the Company Subsidiaries with any other Person, or restructure, reorganize or completely or partially liquidate or otherwise enter into any agreements or arrangements imposing material changes or restrictions on its assets, operations or businesses;

(c) incur any indebtedness for borrowed money, guarantee any such indebtedness or issue or sell any debt securities or warrants or other rights to acquire any debt security of the Company or any of the Company Subsidiaries or make any loans or advances to any Person (other than the Company or a wholly owned Company Subsidiary), except in any such case, pursuant to the Company Credit Agreements in amounts that would not cause the aggregate amounts outstanding under the Company Credit Agreements at any time to exceed $100,000,000;

(d) (i) sell, transfer, lease, license, mortgage, pledge, surrender, divest, cancel abandon, knowingly allow to lapse or expire, encumber or otherwise dispose of, or grant any option to purchase, right of first refusal or any like rights with respect to, any of its properties, assets, licenses, operations, rights, product lines, business or interests therein, with a net book value in excess of $1,500,000 in the aggregate or (ii) release or assign any indebtedness owed to the Company or any Company Subsidiary by any Person (other than the Company or a wholly owned Company Subsidiary), except in any such case (x) in connection with services provided in the Ordinary Course or (y) the sale of obsolete, worthless or unused assets or equipment not necessary for the conduct of the business of the Company or the Company Subsidiaries;

(e) make any acquisitions or investments, whether by purchase of stock or securities, merger or consolidation, contributions to capital, property transfers, or purchases of any property or assets, of or in any

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Person (other than a wholly owned Company Subsidiary or acquisitions of raw materials and inventory in the Ordinary Course) in an amount in excess of $1,000,000 in the aggregate (it being understood that any such acquisitions or investments that constitute capital expenditures shall be governed by Section 6.1(i));

(f) except as required pursuant to existing written, binding agreements in effect prior to the date of this Agreement and set forth in Company Disclosure Schedule 6.1(f), or as otherwise required by applicable Law, (i) grant or provide any severance or termination payments or benefits to any current or former director, officer or employee of the Company or any of its Subsidiaries, (ii) increase the compensation, commission, bonus or pension, welfare, severance or other benefits of, or pay any bonus to, any current or former director, officer or employee of the Company or any of the Company Subsidiaries, except for increases in cash compensation made in the Ordinary Course to employees who are not officers which are approved in writing by the Chief Executive Officer of the Company, (iii) establish, adopt, amend or terminate any Benefit Plan or amend the terms of any outstanding equity-based awards or grant any new equity awards, (iv) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any Benefit Plan, to the extent not already provided in any such Benefit Plan or in the Company Stock Option awards, (v) enter into or establish any (1) employment, severance, change in control, termination, deferred compensation or other similar agreement with any contractor, director, officer or employee of the Company or any of its Subsidiaries or (2) other agreement, program or policy that would otherwise qualify as a Benefit Plan had it been in place as of the Closing Date, (vi) change any actuarial or other assumptions used to calculate funding obligations with respect to any Benefit Plan or to change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP or (vii) forgive any loans to current or former directors, officers or employees of the Company or any of its Subsidiaries;

(g) hire any employee or individual independent contractor with total expected annual compensation, excluding commissions, in excess of $150,000, other than to fill vacancies arising in the Ordinary Course at a compensation level consistent with past practice;

(h) create or incur any Lien material to the Company or any of the Company Subsidiaries on any assets of the Company or the Company Subsidiaries (other than Permitted Liens);

(i) except as set forth in the capital budgets set forth in Company Disclosure Schedule 6.1(i) and consistent therewith, make or authorize any capital expenditures, other than any emergency capital expenditures necessary to prevent death, bodily injury or material property damage;

(j) (i) enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement, except for customer, supplier or vendor Contracts entered into in the Ordinary Course that do not contain any of the provisions referred to in Sections 4.13(a)(iii), (iv), (vii) or (viii), (ii) amend or modify any Material Contract in a manner that is materially adverse to the Company and the Company Subsidiaries or (iii) terminate any Material Contract;

(k) make any material changes with respect to accounting policies or procedures, except as required by changes in GAAP;

(l) make any material Tax election or settle or compromise any material liability for Taxes (other than the filing of Tax Returns, including extensions, and the payment of Taxes in the Ordinary Course), take any action to jeopardize or negatively affect the net operating losses of the Company and the Company Subsidiaries, change any annual Tax accounting period, change any material Tax accounting method, file any amended material Tax Return (other than filing an amended material Tax Return in the Ordinary Course), enter into any closing agreement relating to any material Tax, surrender any right to claim a material Tax refund or consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

(m) (i) grant, extend, amend (except as required in the diligent prosecution of the Intellectual Property), waive or modify any material rights in or to, nor sell, assign, lease, license, knowingly let lapse, abandon or cancel, or extend or exercise any option to sell, assign, lease or license, any material Intellectual Property, in each

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case other than non-exclusive and non-sublicensable licenses of Intellectual Property granted in connection with the sales of products and services in the Ordinary Course, (ii) fail to diligently prosecute the Company’s and the Company Subsidiaries’ patent and trademark applications or (iii) fail to exercise a right of renewal or extension under any material inbound license for material Intellectual Property;

(n) settle or compromise (i) any Legal Proceeding by any Governmental Entity, other than matters requiring payment of an immaterial amount or fine or (ii) any other Legal Proceeding (x) for an amount in excess of $250,000 or any obligation or liability of the Company or the Company Subsidiaries in excess of such amount or (y) that would impose any material restrictions on the business or operations of the Company or any of the Company Subsidiaries;

(o) amend or propose any amendment to its articles of incorporation, by-laws or other applicable organization and governing documents; or

(p) make any commitment to take any of the actions prohibited by this Section 6.1.

Without in any way limiting the rights or obligations of any party hereto under this Agreement, the parties hereto acknowledge and agree that (i) nothing in this Agreement shall give Parent, directly or indirectly, the right to control or direct the operations of the Company or any of the Company Subsidiaries prior to the Effective Time and (ii) prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and the Company Subsidiaries’ operations.

Prior to making any written or broad-based oral communications to the directors, officers or employees of the Company or any of the Company Subsidiaries pertaining to compensation or benefit matters that are affected by the Transactions, the Company shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time to review and comment on the communication, and Parent and the Company shall cooperate in providing any such mutually agreeable communication.

6.2 Conduct of Businesses of Parent Prior to the Effective Time. Except as (x) set forth in Parent Disclosure Schedule 6.2, (y) expressly contemplated or permitted by this Agreement, or required by Law, during the period from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement in accordance with Section 8.1, unless Company otherwise agrees in writing (such agreement not to be unreasonably withheld, delayed or conditioned), Parent shall not, and shall not permit any of its wholly owned Subsidiaries to, without the prior written consent of Company (such consent not to be unreasonably withheld, delayed or conditioned):

(a) (i) declare, set aside, pay or make any dividends or other distributions (whether in cash, stock, property or otherwise) on or in respect of any of its capital stock, other than (x) dividends or distributions by a direct or indirect wholly owned Subsidiary of Parent to Parent or to another direct or indirect wholly owned Subsidiary of Parent or (y) regular quarterly dividends not to exceed $0.26 per share payable in cash, declared and paid consistent with prior timing, or otherwise make payments to its stockholders in their capacity as such, or (ii) split, combine, subdivide or reclassify any of its capital stock;

(b) issue, sell, dispose of or grant, or authorize the issuance, sale, disposition or grant of, any shares of any class of its capital stock except (i) for fair market value or (ii) upon the vesting of restricted stock units or performance share units or the exercise of options, warrants, convertible securities or other rights of any kind to acquire any of its capital stock; provided, however, that the foregoing shall not prohibit issuances of common stock, restricted stock units, performance share units, options or rights as part of normal employee compensation in the Ordinary Course;

(c) amend Parent’s Restated Certificate of Incorporation or By-laws (whether by merger, consolidation or otherwise) in a manner that would affect the holders of Shares adversely relative to other holders of Parent Shares;

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(d) take or omit to take any action to cause the Parent Shares to cease to be eligible for listing on Nasdaq; or

(e) make any commitment to take any of the actions prohibited by this Section 6.2.

6.3 Alternative Proposals.

(a) No Solicitation or Negotiation. The Company agrees that, except as expressly permitted by this Section 6.3, neither it nor any of the Company Subsidiaries nor any of the elected officers and directors of it or the Company Subsidiaries shall, and that it shall instruct and use its reasonable best efforts to cause its and the Company Subsidiaries’ other employees, investment bankers, attorneys, accountants and other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives, collectively, “Representatives”) not to, directly or indirectly:

(i) initiate, solicit, seek, encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Alternative Proposal;

(ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any Person relating to, any Alternative Proposal; or

(iii) otherwise knowingly facilitate any effort or attempt to make an Alternative Proposal.

Notwithstanding anything in the foregoing to the contrary, prior to the time, but not after, the Company Stockholder Approval is obtained, the Company may (A) provide information in response to a request therefor by a Person who has made an unsolicited bona fide written Alternative Proposal if the Company receives from the Person so requesting such information an executed Acceptable Confidentiality Agreement, promptly notifies Parent in writing that it intends to furnish information and discloses to Parent (and, if applicable, provides copies of), prior to or concurrently with disclosure to such Person, any such information to the extent not previously provided to Parent, (B) engage or participate in any discussions or negotiations with any Person who has made such an unsolicited bona fide written Alternative Proposal if the Company notifies Parent in writing that it intends to enter into such discussions or negotiations or (C) after having complied with Section 6.3(c) approve, recommend, or otherwise declare advisable or propose to approve, recommend or declare advisable (publicly or otherwise) such an Alternative Proposal, if and only to the extent that, (x) prior to taking any action described in clause (A), (B) or (C) above, the Company Board determines in good faith after consultation with outside legal counsel that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law, (y) in each such case referred to in clause (A) or (B) above, the Company Board has determined in good faith based on the information then available and after consultation with its financial advisor that such Alternative Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal, and (z) in the case referred to in clause (C) above, the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that such Alternative Proposal is a Superior Proposal.

(b) Definitions. For purposes of this Agreement:

“Alternative Proposal” means (i) any proposal or offer with respect to a merger, consolidation, liquidation, recapitalization, reorganization, business combination or similar transaction involving the Company or any of the Company Subsidiaries and (ii) any acquisition by any Person resulting in, or proposal or offer to acquire by tender offer, share exchange or in any manner, directly or indirectly, in one or a series of related transactions, which if consummated would result in, any Person or group of Persons becoming the beneficial owner of 20% or more of the total voting power or of any class of equity securities of the Company or those of any of the Company Subsidiaries, or 20% or more of the consolidated total assets (including equity securities of the Company Subsidiaries) of the Company, in each case, other than the Transactions.

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“Superior Proposal” means a bona fide written Alternative Proposal for more than 50% of the assets (on a consolidated basis) of the Company or more than 50% of the total voting power of the equity securities of the Company that the Company Board has determined in its good faith judgment (after consultation with its financial advisor and outside legal counsel) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, financial and regulatory aspects of the proposal and the Person making the proposal, and if consummated, would result in a transaction more favorable to the holders of Shares from a financial point of view than the Transactions (after taking into account any revisions to the terms of the Transactions that may be proposed by Parent as provided in Section 6.3(c)).

(c) No Adverse Recommendation Change or Alternative Acquisition Agreement. The Company Board and each committee of the Company Board shall not:

(i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the Company Recommendation, or approve, recommend or otherwise declare advisable (or publicly propose to approve, recommend or otherwise declare advisable) an Alternative Proposal; or

(ii) except as expressly permitted by, and after compliance with, this Section 6.3(c) cause or permit the Company or any of the Company Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or other agreement (other than an Acceptable Confidentiality Agreement referred to in Section 6.3(a) entered into in compliance with Section 6.3(a)) (an “Alternative Acquisition Agreement”) relating to any Alternative Proposal.

Notwithstanding anything to the contrary set forth in this Agreement, prior to the time, but not after, the Company Stockholder Approval is obtained, the Company Board may (A) withhold, withdraw, qualify or modify the Company Recommendation (whether in connection with a Superior Proposal or otherwise), (B) approve, recommend or otherwise declare advisable any Superior Proposal made after the date of this Agreement that was not solicited, initiated, encouraged or knowingly facilitated in material breach of Section 6.3(a) (the actions in clause (A) and (B), an “Adverse Recommendation Change”) or (C) authorize the Company, subject to complying with the terms of this Section 6.3, to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal (a “Superior Proposal Agreement”), in each case, if and only if the Company Board determines in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law; and, in the case of clause (A), an Intervening Event occurs or the Company Board determines in good faith after consultation with its financial advisor that the Alternative Proposal constitutes a Superior Proposal; provided that neither the Company nor the Company Board may take the actions set forth in clause (A) with respect to an Intervening Event (i) until after at least three (3) Business Days (the “Notice Period”) following Parent’s receipt of notice from the Company that the Company Board intends to take such action and the basis therefor, including all necessary information under Section 6.3(f) and (ii) unless the Company negotiates with Parent in good faith during the Notice Period (to the extent Parent desires to negotiate) with respect to any modifications, changes or revisions to the terms and conditions of this Agreement as would permit the Company Board not to take such action; provided, further, that neither the Company nor the Company Board may take the actions set forth in either clause (B) or clause (C), or clause (A) with respect to a Superior Proposal, unless (i) the Company notifies Parent in writing that it intends to take such action, attaching the most current version of a Superior Proposal Agreement, if any, and the terms of the Superior Proposal to such notice, (ii) the Company negotiates with Parent in good faith during the Notice Period (to the extent Parent desires to negotiate) with respect to any modifications, changes or revisions to the terms and conditions of this Agreement as would permit the Company Board not to take such actions, and (iii) at the completion of the Notice Period, the Company Board shall have determined in good faith (after consultation with its financial advisor and outside legal counsel) after taking into account any modifications, changes or revisions to the terms of this Agreement or the Transactions proposed by Parent (taking into account (I) the terms of such offer and (II) the legal, financial, regulatory, timing, financing, conditionality (i.e., closing conditions) and other aspects of such offer), that such Superior Proposal would continue to constitute a Superior Proposal even if such modifications, changes or revisions were to be given effect; and provided, further, that neither the Company nor

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the Company Board may take the action set forth in clause (C) unless the Company, prior to such termination, pays Parent in immediately available funds any fees required to be paid pursuant to Section 8.3(b). Any material amendment to any such Superior Proposal will be deemed to be a new Superior Proposal for purposes of this Section 6.3 and the Company shall notify Parent in writing of such modified Superior Proposal and shall again comply with this Section 6.3(c).

As used in this Agreement, “Intervening Event” means a material event, development, occurrence or change in circumstances or facts that was not actually known, appreciated or understood by the Company Board as of the date of this Agreement, which event, development, occurrence or change becomes known to the Company Board prior to the Stockholders’ Meeting; provided, that (i) in no event shall the receipt, existence of or terms of an Alternative Proposal or any inquiry relating thereto or the consequences thereof constitute an Intervening Event and (ii) no event, development, occurrence or change (material or otherwise) with respect to Parent shall constitute or be taken into account as an Intervening Event except to the extent such event, development, occurrence or change has had and continues to have a Parent Material Adverse Effect.

(d) Certain Permitted Disclosure. Nothing contained in this Section 6.3 shall be deemed to prohibit the Company from complying with its disclosure obligations under U.S. federal or state Law with regard to an Alternative Proposal, including taking and disclosing to the holders of Shares a position contemplated by Rule 14d-9 or 14e-2 under the Exchange Act (or any similar communication to stockholders) or making any “stop look and listen” communication to the holders of Shares pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communication to holders of Shares); provided, however, that if such disclosure has the effect of withholding, withdrawing, qualifying or adversely modifying the Company Recommendation, such disclosure shall be deemed to be an Adverse Recommendation Change and Parent shall have the right to terminate this Agreement as set forth in Section 8.1(d)(i).

(e) Existing Discussions. The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Alternative Proposal. The Company agrees that it will take the necessary steps to promptly inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 6.3. The Company also agrees that it will (i) promptly request each Person that has heretofore executed a confidentiality agreement in connection with its consideration of acquiring it or any of the Company Subsidiaries to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of the Company Subsidiaries and (ii) enforce and not waive the terms of any such confidentiality agreement other than the “standstill” provisions of any such confidentiality agreement.

(f) Notice. The Company agrees that it will promptly (and, in any event, within 24 hours) notify Parent if any inquiries, proposals or offers (including requests for information) with respect to an Alternative Proposal are received by, or any discussions or negotiations regarding an Alternative Proposal are sought to be initiated or continued with, it or any of its Representatives indicating, in connection with such notice, the name of such Person and the material terms and conditions thereof (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements) and thereafter shall keep Parent informed, on a current basis, of the status and terms of any such proposals or offers (including any amendments thereto) and the status of any discussions or negotiations with respect thereto.

6.4 Publicity. The initial press release with respect to the execution of this Agreement shall be a joint press release reasonably acceptable to Parent and the Company. Thereafter, so long as this Agreement is in effect, none of the Company, Parent or any of their respective Affiliates shall issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement, the Voting Agreement or any of the other Transactions without the prior written approval of the Company and Parent, as the case may be, except as may be required by Law or by any listing agreement with a securities exchange or by the request of any Governmental Entity (with respect to which the disclosing party shall not be required to consult with the non-disclosing party but shall provide prior notice to the non-disclosing party of any such public announcements or

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filings); provided that the Company shall not be required to obtain the prior written approval of Parent in connection with any press release or public announcement that the Company Board has made an Adverse Recommendation Change or resolved to do so in each case, in compliance with Section 6.3.

6.5 Access to Information.

(a) Subject to applicable Law, during the period prior to the Effective Time, upon reasonable written notice from Parent, the Company shall (and shall cause the Company Subsidiaries to) afford to the officers, employees, accountants, counsel and other Representatives of Parent reasonable access to executives of the Company and the Company Subsidiaries to answer Parent’s questions concerning the business, operations and affairs of the Company and the Company Subsidiaries and access, during normal business hours, to the Company’s and each of the Company Subsidiaries’ employees, properties, books, contracts, commitments and records, in each case, as reasonably requested by Parent; provided that Parent and its Representatives shall conduct any such activities in such manner as not to interfere unreasonably or materially with the business, operations or personnel of the Company or the Company Subsidiaries. Notwithstanding any provision of this Agreement to the contrary, neither the Company nor any of the Company Subsidiaries shall be required to provide access to or to disclose information if such access or disclosure would in the reasonable judgment of the Company (i) result in the disclosure of any Trade Secret of any third party or violate a third-party confidentiality obligation if the Company shall have used reasonable commercial efforts to obtain the consent of any such third party to such access or disclosure or (ii) in the Company’s reasonable judgment, jeopardize the work product privilege or the attorney-client privilege of the institution in possession or control of such information or violate any Law.

(b) Without limitation of the foregoing, all requests for access shall be made to such Representatives of the Company as it shall designate, who shall be solely responsible for coordinating all such requests and access thereunder.

(c) The information provided pursuant to Section 6.5(a) will be used solely for the purpose of effecting the Transactions and will be governed by the terms of the Confidentiality Agreement.

6.6 Further Assurances; Regulatory Matters.

(a) Subject to the terms and conditions of this Agreement, each of Parent, Merger Sub and the Company shall, and Parent shall cause Merger Sub to, cooperate with each other and use (and shall cause their respective Subsidiaries to use) reasonable best efforts (i) to take, or cause to be taken, all actions reasonably necessary, proper or advisable on its part under this Agreement and applicable Laws, to consummate the Transactions as promptly as reasonably practicable and (ii) to prepare and file as soon as reasonably practicable all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to use reasonable best efforts to obtain, as soon as reasonably practicable after the date of this Agreement, all necessary permits, consents, registrations, permits, approvals and authorizations of all third parties and/or Governmental Entities necessary or, in Parent’s or the Company’s reasonable opinion, advisable in connection with consummating the Transactions, including the Company Required Governmental Approvals and Parent Required Governmental Approvals; provided, however, that nothing in this Agreement, including this Section 6.6(a) or the “reasonable best efforts” or other similar standard generally, shall require, or be construed to (x) require Parent to proffer to, or agree to, or to permit the Company to proffer to, or agree to, sell, divest, lease, license, transfer, dispose of or otherwise encumber or hold separate or agree to sell, divest, lease, license, transfer, dispose of or otherwise encumber before or after the Effective Time, any assets, licenses, operations, rights, product lines, businesses or interest therein of Parent, the Company or any of their respective Affiliates (or to consent to any sale, divestiture, lease, license, transfer, disposition or other Lien by the Company of any of its assets, licenses, operations, rights, product lines, businesses or interest therein or to any agreement by the Company to take any of the foregoing actions) or (y) require Parent to agree to any material changes (including through a licensing arrangement) or restriction on, or other impairment of Parent’s ability to own or operate, any

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such assets, licenses, operations, rights, product lines, businesses or interests therein or Parent’s ability to vote, transfer, receive dividends or otherwise exercise full ownership rights with respect to the stock of the Surviving Corporation, except that Parent acknowledges that its reasonable best efforts under this Section 6.6(a) include an obligation that Parent grant a license in respect of, dispose of or hold separate, or enter into an agreement or commitment to grant a license in respect of, dispose of or hold separate, assets, licenses, operations, rights, businesses or interests therein or business product lines of the Company and the Company Subsidiaries in connection with the performance of its obligations under this Section 6.6(a), if, and only if, all of the following criteria are satisfied: (A) such license, disposal or hold separate (the “Consent Agreement”) is required or imposed by a Governmental Entity to permit the consummation of the Merger and the other Transactions under applicable Antitrust Laws and (B) the assets, licenses, operations, rights, businesses or interests therein or business product lines of the Company or any of the Company Subsidiaries that would be divested or held separate or otherwise affected by all Consent Agreements collectively produced gross revenues in an amount that is less than five percent (5%) of the gross revenues of the Company and the Company Subsidiaries during the fiscal year ended March 31, 2013 (the “Consent Cap”). Parent shall, subject to the Consent Cap and Section 7.2(d), propose, negotiate, offer to commit to and effect (and if such offer is accepted, commit to and effect), by consent decree, hold separate order, or otherwise, the licensing, hold separate or disposition of such assets, licenses, operations, rights, businesses or interests therein or business product lines of the Company and the Company Subsidiaries so as to enable the Closing to occur as soon as reasonably possible (and in any event, not later than the Outside Date, or if such date is extended pursuant to the terms of Section 8.1(b), the extended Outside Date). Subject to applicable Laws relating to the exchange of information, Parent shall have the right to direct all matters with any Governmental Entity consistent with its obligations hereunder; provided that Parent and the Company shall have the right to review in advance and, to the extent practicable, each will consult with the other on and consider in good faith the views of the other in connection with, all of the information relating to Parent or the Company, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other Transactions (including the S-4 Registration Statement). In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. The Company and Parent shall use their respective reasonable best efforts to consult with each other in advance of any meeting, discussion, substantive telephone call or conference with the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other Governmental Entity regarding any of the Transactions and, to the extent permitted by such Governmental Entity, provide to the other party the opportunity to attend and/or participate in any such substantive meeting, discussion, telephone call or conference. The Company and Parent will cooperate with each other and provide such assistance as the other party may reasonably request to facilitate the Closing hereunder. For purposes of this Agreement, “Antitrust Laws” means the Sherman Act of 1890, the Clayton Act of 1914, the HSR Act and any other applicable antitrust, competition, premerger notification or trade regulation Laws.

(b) Each of the Company and Parent shall (i) file all necessary documentation pursuant to the HSR Act and other applicable Laws, including Antitrust Laws, with respect to the Transactions as promptly as reasonably practicable (and in any event within fifteen (15) Business Days after the execution of this Agreement), and, except as set forth in Section 9.11, each of the Company and Parent will bear the cost and expenses of its own filings made pursuant to this Section 6.6, (ii) request early termination of the waiting period with respect to the Merger under the HSR Act, (iii) in the event that the DOJ, the FTC or any other Governmental Entity requests additional information pursuant to any Antitrust Law, negotiate the scope of and respond as promptly as reasonably practicable to such request for additional information and (iv) subject to Section 6.6(a), resist in good faith, at its own cost and expense, any assertion by any Governmental Entity that the Transactions constitute a violation of any Antitrust Law, including by contesting administratively and in court any adverse determination made by a Governmental Entity under any applicable Antitrust Law, if such assertion or determination is reasonably likely to materially delay, impair or prevent the consummation of the Transactions.

(c) Information. Subject to applicable Law, the Company and Parent each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders

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and such other matters as may be reasonably necessary or advisable in connection with the S-4 Registration Statement or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Merger and the other Transactions.

(d) Status. Subject to applicable Laws and as required by any Governmental Entity and the other terms and conditions of this Agreement, the Company and Parent each shall keep the other apprised of the status of matters relating to completion of the Transactions, including promptly furnishing the other with copies of notices or other communications received by Parent or the Company, as the case may be, or any of their respective Subsidiaries, from any third party, any Governmental Entity, the NYSE or Nasdaq with respect to the Merger and the other Transactions. The Company and Parent shall give prompt notice to the other party of any change, fact or condition that is reasonably expected to (x) result in a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable, or (y) cause any condition to the Merger set forth in Article VII to be unsatisfied.

6.7 Employee Benefit Plans.

(a) Parent shall, and shall cause Surviving Corporation and its Subsidiaries to, honor and perform in accordance with their terms the Benefit Plans set forth in Company Disclosure Schedule 6.7(a).

(b) Parent shall, and shall cause the Surviving Corporation and its Subsidiaries to, provide each employee of the Surviving Corporation and its Subsidiaries with compensation (including base salary or wages and incentive compensation opportunities) and employee benefits as required by applicable Law or Contract existing on the date hereof.

(c) Parent agrees that, for the twelve (12) month period immediately following the Effective Time, the employees of the Surviving Corporation and its Subsidiaries will be provided with employee benefits under employee benefit plans that are substantially comparable in the aggregate to those currently provided by the Company and the Company Subsidiaries. Parent shall, and shall cause the Surviving Corporation and its Subsidiaries to, (i) credit all service with the Company and any of the Company Subsidiaries (including service recognized by the Company or any of the Company Subsidiaries for service with other Persons) as if such service were with Parent, for all purposes of eligibility, benefits and vesting (other than benefit accrual under a “defined benefit plan” or for the purposes of qualifying for subsidized early retirement benefits) under any employee benefit plan, fringe benefit and paid time off (such as vacation or sick leave) plan, policy or program applicable to employees of the Surviving Corporation or any of its Subsidiaries after the Closing; provided that no credit shall be given under retiree medical/life plans, frozen benefit plans, severance benefits or defined benefit plans, and (ii) waive any waiting period, pre-existing condition or limitation or exclusion and any actively-at-work requirement with respect to employees of the Company or any of the Company Subsidiaries and their spouses and dependents under any group health plan or any other welfare benefit plan in all cases only to the same extent that such service or waiting periods were satisfied under a comparable plan of the Company or any of the Company Subsidiaries.

(d) Prior to the Effective Time, if requested by Parent in writing, to the extent permitted by applicable Law and the terms of the applicable plan or arrangement, the Company shall cause to be amended the Benefit Plans to the extent necessary to provide that no employees of Parent and its other Subsidiaries shall commence participation therein following the Effective Time.

(e) Prior to the Effective Time, with respect to all employees of the Company and the Company Subsidiaries, the Company and/or any of the Company Subsidiaries shall be responsible for providing any notices required to be given and otherwise complying with the WARN Act or similar statutes or regulations of any jurisdiction relating to any plant closing or mass layoff (or similar triggering event) caused by the Company or any of the Company Subsidiaries, and Parent shall have no responsibility or liability under the WARN Act (or any other similar statute or regulation) with respect to such employees. If Parent determines that an event would

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trigger WARN Act obligations (or obligations arising under similar statutes or regulations) within sixty (60) calendar days following the Effective Time, the Company or any of the Company Subsidiaries shall, at Parent’s request, provide notices to all employees as are required to be provided under the WARN Act (or any similar statute or regulation), in a form approved by and as directed by Parent.

(f) During the period from the date hereof to the Closing, the Company shall provide Parent with reasonable access to employee information and with the right to interview the employees of the Company and the Company Subsidiaries in a manner designed to minimize disruption to the operations of the Company and the Company Subsidiaries. The Company agrees to supply any assistance and information (including initial employment dates, credited service dates, termination dates, reemployment dates, hours of service, compensation and Tax withholding history in a form that shall be usable by Parent) as may be reasonably requested by Parent in connection with the foregoing, and such information shall be true and correct in all material respects. Notwithstanding any provision of this Agreement to the contrary, neither the Company nor any of the Company Subsidiaries shall be required to provide access to or to disclose employee information if such access or disclosure would violate or prejudice the rights of its employees, infringe on confidentiality obligations, jeopardize the work-product doctrine or the attorney-client privilege of the institution in possession or control of such information, compromise the value of any Trade Secret, or contravene any Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement.

(g) Prior to the Closing Date, the company which sponsors the Consolidated Graphics, Incorporated Employee 401(k) Savings Plan that covers employees of the Company and the Company Subsidiaries who are not subject to a collective bargaining agreement (the “Non-Union 401(k) Plan”) shall adopt resolutions amending the Non-Union 401(k) Plan to provide that no rights to contributions will accrue after, and that the Non-Union 401(k) Plan will be terminated as of, the Business Day immediately prior to the Closing Date. The Company shall allow Parent to review such resolutions prior to their adoption and shall reasonably cooperate with Parent to make any changes to such resolutions reasonably requested by Parent. The Company shall take all other actions required or reasonably advisable to terminate the Non-Union 401(k) Plan prior to the Closing Date, and shall consult with Parent prior to any such other actions concerning the termination of the Non-Union 401(k) Plan. The Company shall instruct the recordkeeper and the applicable Persons responsible for payroll deductions for contributions to the Non-Union 401(k) Plan to take affirmative action to prevent contributions to the Non-Union 401(k) Plan with respect to participants’ compensation earned after the Non-Union 401(k) Plan’s termination even if the payroll cycle does not coincide with the Non-Union 401(k) Plan termination date.

(h) Notwithstanding the foregoing or any other provision of this Agreement, the terms and conditions of employment, including compensation and benefits, applicable to any employee of the Company or the Company Subsidiaries who is covered by a Company Labor Agreement shall be governed by the terms of the applicable Company Labor Agreement and applicable labor Law.

(i) For each Company Equity Plan, Parent hereby acknowledges that a “change of control” or “change in control” within the meaning of each such Company Equity Plan or related Company Stock Option will occur upon the Effective Time.

(j) The parties agree to the matters set forth on Company Disclosure Schedule 6.7(j).

(k) Notwithstanding the foregoing, nothing contained herein shall (i) be treated as an amendment of any particular Benefit Plan, (ii) give any third party any right to enforce the provisions of this Section 6.7 or (iii) obligate Parent, the Surviving Corporation or any of their Affiliates to (x) maintain any particular benefit plan or (y) retain the employment of any particular employee.

6.8 Indemnification and Insurance.

(a) From and after the Effective Time, Parent and the Surviving Corporation shall, jointly and severally (and Parent shall cause the Surviving Corporation to), indemnify, defend and hold harmless, to the fullest extent

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authorized or permitted under the TBOC or other applicable Law and its articles of incorporation, by-laws or similar organizational or governing documents, each Person who is now, or has been at any time prior to the date of this Agreement or who becomes such prior to the Effective Time, an officer or director of the Company or any of the Company Subsidiaries (individually, an “Indemnified Party”, and collectively, the “Indemnified Parties”) against any and all losses, claims, damages, costs, expenses (including reasonable attorneys’ fees and disbursements), obligations (including experts’ fees, travel expenses, court costs, retainers, transcript fees, duplicating, printing and binding costs, as well as telecommunications, postage and courier charges), fines, liabilities and judgments (collectively, “Indemnified Liabilities”), paid or incurred in connection with investigating, defending, serving as a witness with respect to or otherwise participating in (and including preparation for any of the foregoing) any pending, threatened, asserted or completed claim, action, suit, proceeding, inquiry or investigation (including any action or brought by an Indemnified Party to enforce any rights under this Section 6.8), any action on appeal, or any arbitration or other alternative dispute resolution mechanism), whether civil or criminal, and whether instituted by the Company, the Surviving Corporation, any Governmental Entity or any other Person (each, a “Proceeding”), based on, arising out of or in connection with (i) the fact that such Person is or was an officer or director of the Company or any of the Company Subsidiaries (or served at the request of the Company or any Company Subsidiary as a director or officer of another Person (including any employee benefit plan)) or (ii) matters occurring or existing at or prior to the Effective Time, whether asserted or claimed prior to, at or after, the Effective Time, INCLUDING INDEMNIFIED LIABILITIES ARISING FROM THE SOLE NEGLIGENCE OF THE INDEMNIFIED PARTY. Parent shall, or shall cause the Surviving Corporation to, promptly advance all reasonable out-of-pocket expenses of each Indemnified Party in connection with any Proceeding as such expenses (including attorneys’ fees and disbursements) are incurred upon receipt from such Indemnified Party of a request therefor (accompanied by invoices or other relevant documentation); provided that such Indemnified Party undertakes to repay such amount if it is ultimately determined that such Indemnified Party is not entitled to be indemnified under the TBOC or other applicable Law with respect to such Proceeding. In the event any Proceeding is brought against any Indemnified Party (and in which indemnification could be sought by such Indemnified Party hereunder), Parent and the Surviving Corporation shall have the right to assume the defense of such matter and Parent and the Surviving Corporation shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if Parent or the Surviving Corporation elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between Parent or the Surviving Corporation and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Parent or the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided that (i) Parent and the Surviving Corporation shall be obligated pursuant to this Section 6.8(a) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest; provided that the fewest number of counsels necessary to avoid conflicts of interest shall be used; (ii) the Indemnified Parties will cooperate in the defense of any such matter; and (iii) Parent and the Surviving Corporation shall not be liable for any settlement effected without their prior written consent (which shall not be unreasonably withheld, delayed or conditioned); and provided, further, that Parent and the Surviving Corporation shall not have any obligation hereunder to any Indemnified Party if and when a court of competent jurisdiction shall ultimately determine, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law.

(b) Prior to the Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from and after the Effective Time with an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with benefits and levels of coverage at least as favorable as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the Transactions); provided, however, that in

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no event shall the Company expend for such policies an aggregate premium amount in excess of three hundred percent (300%) of the aggregate annual premium most recently paid by the Company prior to the date hereof to maintain the D&O Insurance. If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time the D&O Insurance in place as of the date of this Agreement with benefits and levels of coverage at least as favorable as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, use reasonable best efforts to purchase comparable D&O Insurance for such six (6)-year period with benefits and levels of coverage at least as favorable as provided in the Company’s existing policies as of the date of this Agreement; provided, however, that in no event shall Parent or the Surviving Corporation be required to expend for such policies an annual premium amount in excess of three hundred percent (300%) of the annual premiums currently paid by the Company for such insurance; and, provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c) Parent shall, and shall cause the Surviving Corporation to, honor and perform in accordance with their terms all indemnification agreements in effect as of the date of this Agreement between the Company, on the one hand, and any director or officer of the Company, on the other hand.

(d) The provisions of this Section 6.8 (i) are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party (and his or her heirs and personal representatives), (ii) shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party without the consent of such Indemnified Party and (iii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have, whether pursuant to Law, Contract, any Benefit Plan, the Company Articles or Company By-Laws (or comparable organizational documents of the Company Subsidiaries or the Surviving Corporation), or otherwise.

(e) In the event that Parent or the Surviving Corporation or any of their respective successors or permitted assigns (each, an “Indemnifying Party”) (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of such Indemnifying Party assume all obligations of such Indemnifying Party pursuant to this Section 6.8.

6.9 Defense of Litigation. The Company shall provide Parent with prompt notice of and copies of all Legal Proceedings and correspondence relating to any Legal Proceeding brought, or to the Company’s Knowledge, threatened, against the Company, any of the Company Subsidiaries or any of their respective directors or officers arising out of or relating to this Agreement or the Transactions. The Company shall consult with Parent and give Parent the opportunity to participate in the defense of any such Legal Proceeding; provided, however, that neither the Company nor any Company Subsidiary shall settle or offer to settle any such Legal Proceeding without the prior written consent of Parent (which consent shall not be unreasonably withheld).

6.10 State Takeover Statutes. If any State “fair price,” “moratorium,” “control share acquisition” or similar anti-takeover statute or Law is or may become applicable to this Agreement, the Merger or the other Transactions, the Company and the Company Board shall, subject to applicable Law, (a) grant such approvals and take all actions as are necessary to ensure that such transactions may be consummated as promptly as practicable upon the terms and subject to the conditions set forth in this Agreement and (b) otherwise act to eliminate or minimize the effects of such takeover statute or Law on such transactions.

6.11 Section 16 Matters. Prior to the Effective Time, Parent and the Company shall take all such steps as may be required to cause any dispositions of Shares (including derivative securities with respect to Shares) or

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acquisitions of Parent Shares resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to Parent to be exempt under Rule 16b-3 promulgated under the Exchange Act.

6.12 Stock Exchange Delisting. Prior to the Closing Date, the Company shall cooperate with Parent and take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NYSE to enable the delisting by the Surviving Corporation of the Shares from the NYSE and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time.

6.13 Listing of Parent Shares. Parent shall use its reasonable best efforts to cause the Parent Shares to be issued as part of the Per Share Merger Consideration to be listed on Nasdaq, subject to official notice of issuance.

6.14 Financing. Notwithstanding anything contained in this Agreement to the contrary, Parent acknowledges and agrees that the Closing is not conditioned upon Parent obtaining any financing.

ARTICLE VII.

CONDITIONS

7.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction at or prior to the Closing of each of the following conditions (which may be waived in whole or in part by such party):

(a) Stockholder Approval. The Company Stockholder Approval shall have been obtained.

(b) Regulatory Consents. Any applicable waiting period under the HSR Act relating to the Transactions shall have expired or been terminated.

(c) Statutes. No Law shall have been enacted or promulgated by any federal or state Governmental Entity of competent jurisdiction and remain in effect that precludes, restrains, enjoins or prohibits the consummation of the Merger.

(d) Injunctions. There shall be no Judgment of any court of competent jurisdiction (whether temporary, preliminary or permanent) in effect precluding, restraining, enjoining or prohibiting consummation of the Merger.

(e) S-4 Registration Statement. The S-4 Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order.

(f) Listing of Parent Shares. The Parent Shares to be issued in the Merger shall have been approved for listing on Nasdaq, subject to official notice of issuance.

7.2 Additional Conditions to Obligation of Parent and Merger Sub to Effect the Merger in Certain Cases. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company set forth in this Agreement in Sections 4.2 (Capitalization), 4.3 (Authority), 4.5(b) (Company SEC Documents; Financial Statements; Indebtedness; Undisclosed Liabilities), the first sentence of 4.6 (Absence of Certain Changes or Events), 4.19 (Takeover Statutes) and 4.21 (Broker’s Fees) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except (i) for

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representations and warranties that expressly speak only as of a specific date or time, which need only be true and correct as of such other date or time and (ii) for any failure to be so true and correct that is de minimis); and (ii) all other representations and warranties of the Company set forth in this Agreement (without giving effect to any references to any Company Material Adverse Effect or materiality qualifications and other qualifications based upon the concept of materiality or similar phrases contained therein) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except for representations and warranties that expressly speak only as of a specific date or time, which need only be true and correct as of such other date or time) unless the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has not had or would not be reasonably expected to have a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects its agreements and covenants contained in this Agreement to be performed by the Company at or prior to the Closing pursuant to the terms of this Agreement.

(c) Closing Certificate. Parent shall have received a certificate signed by an authorized executive officer of the Company, dated the Closing Date, to the effect that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

(d) No Restraints. (i) There shall not be instituted or pending any Legal Proceeding in which a Governmental Entity of competent jurisdiction is seeking a Judgment to prohibit, restrain or make illegal the consummation of the Merger or any of the other Transactions or the Voting Agreement and (ii) all Consent Agreements that are or will be required or imposed by Governmental Entities in order to permit the consummation of the Merger and the other Transactions are not and will not be in excess of the Consent Cap.

7.3 Additional Conditions to Obligation of the Company to Effect the Merger in Certain Cases. The obligation of the Company to effect the Merger shall be further subject to the satisfaction at or prior to the Closing of each of the following conditions (which may be waived in whole or in part by the Company):

(a) Performance of Obligations of Parent. Parent and Merger Sub each shall have performed in all material respects its agreements and covenants contained in this Agreement to be performed by Parent and Merger Sub, respectively, at or prior to the Closing pursuant to the terms of this Agreement.

(b) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in Article V (without giving effect to any references to any Parent Material Adverse Effect or materiality qualifications and other qualifications based upon the concept of materiality or similar phrases contained therein) shall be true and correct as of the date of this Agreement and on the Closing Date as if made on and as of such date and time (except for representations and warranties that expressly speak only as of a specific date or time, which need only be true and correct as of such other date or time) unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had or would not be reasonably expected to have a Parent Material Adverse Effect.

(c) Closing Certificate. The Company shall have received a certificate signed by an authorized executive officer of Parent, dated the Closing Date, to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

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ARTICLE VIII.

TERMINATION

8.1 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Merger may be abandoned any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party or parties, whether before or after the Company Stockholder Approval is obtained:

(a) By the mutual written consent of the Company and Parent;

(b) By either the Company or Parent: (i) if any Governmental Entity shall have issued a Final Judgment prohibiting, restraining or making illegal the consummation of the Merger or any of the other Transactions; (ii) if the Merger has not been consummated by July 23, 2014 (the “Outside Date”); provided, however, that if the condition set forth in Section 7.1(b) has not been satisfied or waived on or prior to such date, but all other conditions set forth in Article VII have been satisfied or waived (except for those conditions that by their nature are to be satisfied at the Closing), then the Outside Date may be extended by Parent or the Company by written notice delivered to the other party to a date not beyond October 23, 2014 (which date shall then be the Outside Date); or (iii) if the Company Stockholder Approval shall not have been obtained at the Stockholders’ Meeting or any adjournment or postponement thereof taken in accordance with this Agreement; provided that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of a condition to the consummation of the Merger.

(c) By the Company, (i) if the Company enters into a Superior Proposal Agreement; provided that the applicable provisions of Section 6.3 have been complied with in all material respects by the Company and simultaneously with such termination, the Company pays Parent the Termination Fee pursuant to Section 8.3(b) or (ii) there has been a breach of any representation, warranty, covenant or agreement made by the Parent or Merger Sub in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement such that Section 7.3(a) or 7.3(b) would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (x) thirty (30) calendar days after written notice thereof is given by the Company to the Parent and (y) the Outside Date.

(d) By Parent, (i) if the Company Board shall have made any Adverse Recommendation Change; (ii) the Company shall have failed to take a vote of holders of Shares to approve this Agreement and the Merger prior to the Outside Date; (iii) the Company Board shall have breached (or the Company shall have breached) in any material respect its obligations under Section 6.3; or (iv) there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 7.2(a) or 7.2(b) would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (x) thirty (30) calendar days after written notice thereof is given by Parent to the Company and (y) the Outside Date.

8.2 Effect of Termination. The party desiring to terminate this Agreement pursuant to Section 8.1 shall deliver written notice (pursuant to Section 9.4) of such termination to the other party or parties specifying the provision of this Agreement pursuant to which such termination is made, and this Agreement (other than this Section 8.2, Section 8.3 (if applicable), Article IX and the applicable definitional provisions of Article I (and any other definitions of terms contained in any such Sections or Articles under this Agreement), which shall survive any termination of this Agreement) shall immediately become null and void, and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company under this Agreement; provided, however, that none of the parties shall be relieved from liability or damages for any willful material breach of this Agreement. For the avoidance of doubt, the Confidentiality Agreement shall survive any termination of this Agreement in accordance with the terms set forth therein.

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8.3 Termination Fee.

(a) The Company shall pay to Parent the amount of $15,000,000 in cash (the “Termination Fee”) in the event that this Agreement is terminated:

(i) by Parent pursuant to Section 8.1(d)(i);

(ii) (x) (A) by either Parent or the Company pursuant to Section 8.1(b)(ii) or Section 8.1(b)(iii), or (B) by Parent pursuant to Section 8.1(d)(ii), Section 8.1(d)(iii) or Section 8.1(d)(iv), (y) an Alternative Proposal shall have been made to the Company Board, the Company or any of the Company Subsidiaries or any holders of Shares or any Person shall have publicly announced an intention (whether or not conditional) to make an Alternative Proposal with respect to the Company or any of the Company Subsidiaries after the date of this Agreement but prior to such termination (and such Alternative Proposal or publicly announced intention shall not have been publicly and unconditionally withdrawn (A) with respect to any termination pursuant to Section 8.1(b)(ii), at least ten (10) Business Days prior to the Outside Date, (B) with respect to any termination pursuant to Section 8.1(b)(iii), at least five (5) Business Days prior to the date of the Stockholders’ Meeting, including any postponement or adjournment thereof and (C) with respect to any termination pursuant to Section 8.1(d)(ii), Section 8.1(d)(iii) or Section 8.1(d)(iv), at least ten (10) Business Days prior to such termination; provided, however, that no such Alternative Proposal or publicly announced intention shall be deemed to be publicly and unconditionally withdrawn for purposes of this Section 8.3(a)(ii) if, within twelve (12) months of any such termination, the Company or any of the Company Subsidiaries enters into a binding written agreement with respect to, or shall have consummated, or shall have approved or recommended to the holders of Shares, any Alternative Proposal with any Person (or its Affiliates) that made an Alternative Proposal or publicly announced an intention (whether or not conditional) to make an Alternative Proposal prior to such termination) and (z) within twelve (12) months of any such termination, (1) the Company or any of the Company Subsidiaries shall have entered into a binding written agreement with respect to, or shall have consummated, or shall have approved or recommended to the holders of Shares, an Alternative Proposal or (2) there shall have been consummated an Alternative Proposal (substituting in each instance “50%” for “20%” in the definition of Alternative Proposal); or

(iii) by the Company pursuant to Section 8.1(c)(i).

(b) The Company shall pay Parent the Termination Fee, by wire transfer of same day funds, (i) in the case of Section 8.3(a)(i), no later than two (2) Business Days after the date of such termination, (ii) in the case of Section 8.3(a)(ii), on or prior to the first date on which the Company takes any such action referred to in clause (z) of Section 8.3(a)(ii) with respect to an Alternative Proposal and (iii) in the case of Section 8.3(a)(iii), prior to or concurrently with, and as a condition to, such termination. In addition, (x) in the event that this Agreement is terminated by the Company pursuant to Section 8.1(c)(i), by the Company or Parent pursuant to Section 8.1(b)(iii) or by Parent pursuant to Section 8.1(d), the Company shall promptly (and in any event within two (2) Business Days) after such termination, or (y) in the event that this Agreement was terminated by the Company or Parent pursuant to Section 8.1(b)(ii) and the Termination Fee becomes payable pursuant to Section 8.3(a)(ii), the Company shall simultaneously with the payment of the Termination Fee, pay Parent all of the documented out-of-pocket expenses, including those of the Exchange Agent, incurred by Parent or Merger Sub in connection with this Agreement and the transactions contemplated hereby up to a maximum amount of $3,000,000, by wire transfer of same day funds (such amount, the “Expense Payment”). Except to the extent required by applicable Law, the Company shall not withhold any withholding taxes from any payment made pursuant to this Section 8.3. Notwithstanding any provision of this Agreement to the contrary, Parent and Merger Sub agree that payment of the Termination Fee and any subsequent obligation of the Company to pay the Expense Payment pursuant to this Section 8.3(b), if such payments are payable and actually paid, shall be the sole and exclusive remedy for monetary damages of Parent and Merger Sub under this Agreement. Under no circumstances shall the Termination Fee or the Expense Payment be payable more than once. The Company acknowledges that the agreements contained in this Section 8.3 are an integral part of the Transactions, and that, without these agreements, Parent and Merger Sub would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to this Section 8.3, and, in order to obtain such payment,

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Parent or Merger Sub commences a suit that results in a judgment against the Company for such payment or any portion of such payment, the Company shall pay to Parent or Merger Sub its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest on the amount of the payment at the prime rate of Citibank N.A. in effect on the date such payment was required to be made through the date of payment.

ARTICLE IX.

MISCELLANEOUS

9.1 Amendment and Modification. Subject to applicable Law and except as otherwise provided in this Agreement, this Agreement may be amended, modified or supplemented in any and all respects, whether before or after any vote of the holders of Shares, if applicable, by written agreement of the parties hereto by action taken or authorized by their respective boards of directors at any time prior to the Effective Time; provided, however, that after the Company Stockholder Approval is obtained, no amendment, modification or supplement shall be made that changes the consideration payable in the Merger or adversely affects the rights of the holders of Shares under this Agreement or that otherwise requires further approval of holders of Shares under applicable Law without the prior approval of such holders of Shares; and, provided, further, that after the Effective Time no covenant or agreement of the parties hereto that contemplates performance after the Effective Time may be amended, modified, waived or supplemented.

9.2 Extension; Waiver. At any time prior to the Effective Time, the parties may (i) extend the time for the performance of any of the obligations or other acts of any party, (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement and (iii) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise of any such rights preclude any other or further exercise thereof.

9.3 Nonsurvival of Representations and Warranties. None of the representations and warranties contained in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.3 shall not limit any covenant or agreement of the parties hereto that contemplates performance after the Effective Time.

9.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile, at the facsimile telephone number specified in this Section 9.4, prior to 5:00 p.m., New York City time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 9.4 (x) at or after 5:00 p.m., New York City time, on a Business Day or (y) on a day that is not a Business Day, (iii) when received, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required or permitted to be given. The address for such notices and communications (unless changed by the applicable party by like notice) shall be as follows:

(a) if to the Company, to:

Consolidated Graphics, Inc.

5858 Westheimer Rd.

Suite 200

Houston, Texas 77057

Attention: Chief Executive Officer

Facsimile No.: (713) 787-5013

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With a copy (which shall not constitute notice) to:

Haynes and Boone, LLP

1221 McKinney, Suite 2100

Houston, Texas 77010

Attention: Ricardo Garcia-Moreno

Facsimile No.: (713) 236-5432

(b) if to Parent or Merger Sub, to:

R. R. Donnelley & Sons Company

111 South Wacker Drive

Chicago, Illinois 60606

Attention: General Counsel

Facsimile No.: (312) 326-7620

With a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention:	Audra D. Cohen
Krishna Veeraraghavan

Facsimile No.: (212) 558-3588

9.5 Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when each party has received counterparts signed by each of the other parties, it being understood and agreed that delivery of a signed counterpart of this Agreement by facsimile transmission or by email shall constitute valid and sufficient delivery thereof.

9.6 Entire Agreement; Third Party Beneficiaries. This Agreement (including the exhibits referred to herein), the Company Disclosure Schedules, the Parent Disclosure Schedules, the Voting Agreement and the Confidentiality Agreement: (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, and no party is relying on any representation or warranty not expressly included within this Agreement and (ii) are not intended to confer upon any Person other than the parties hereto any rights or remedies whatsoever, except (x) if the Effective Time occurs, with respect to Article III (which shall inure to, and may be enforced by, the Person benefiting therefrom as an intended third-party beneficiary thereof) and (y) if the Effective Time occurs, with respect to the indemnified parties pursuant to Section 6.8 (who are intended third party beneficiaries thereunder). The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Article VII without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

9.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall nevertheless remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term, provision, covenant or restriction is invalid, illegal, void, unenforceable or against regulatory policy, the parties

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hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the Transactions are consummated as originally contemplated to the greatest extent possible.

9.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF OR OF ANY OTHER JURISDICTION.

9.9 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. Any purported assignment in violation of the provisions of this Agreement shall be null and void ab initio.

9.10 Schedules. It is understood and agreed that (i) nothing in the Company Disclosure Schedules or the Parent Disclosure Schedules is intended to broaden the scope of any representation or warranty of such party contained in this Agreement and (ii) the fact that any information is disclosed in the Company Disclosure Schedules or the Parent Disclosure Schedules shall not be construed to mean that such information is required to be disclosed by this Agreement. Without limiting the foregoing, the information set forth in the Company Disclosure Schedules and the Parent Disclosure Schedules, and the dollar thresholds set forth in this Agreement, shall not be used as a basis for interpreting the terms “material”, “Company Material Adverse Effect” or “Parent Material Adverse Effect” or other similar terms in this Agreement.

9.11 Expenses. Except as expressly set forth in this Agreement, whether or not the Merger is consummated, all fees, costs and expenses incurred by any party to this Agreement or on its behalf in connection with this Agreement and the Transactions expressly contemplated by this Agreement shall be paid by the party incurring such expenses; provided that (i) all filing fees for the filings required under the HSR Act shall be borne equally by the Company and Parent and (ii) the costs and expenses incurred in connection with the filing, printing and mailing of the S-4 Registration Statement and the Proxy Statement/Prospectus, if required, (including any SEC filing fees) shall be borne one-half by Parent and one-half by the Company.

9.12 Submission to Jurisdiction; Waivers.

(a) Each of the Company, Parent and Merger Sub irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement or any of the Transactions shall be brought and determined exclusively in the courts of Harris County, in the State of Texas or, if under applicable Law exclusive jurisdiction over the matter is vested in the federal courts, in any federal court located in Harris County, in the State of Texas, and each of the Company, Parent and Merger Sub hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Company, Parent and Merger Sub hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such action, suit or proceeding, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (ii) that it or its property is exempt or immune from jurisdiction of such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (x) such action, suit or proceeding in any such court is brought in an inconvenient forum, (y) the venue of such action, suit or proceeding is improper and (z) this Agreement, the Transactions or the subject matter hereof or thereof, may not be enforced in or by such courts.

(b) Each party hereto acknowledges and agrees that any CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND,

56

THEREFORE, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF ANY SUCH LEGAL ACTION, SUIT OR PROCEEDING, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12(b).

9.13 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. This right is in addition to any other remedy to which such party is entitled at law or in equity, including monetary damages. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid or contrary to law.

9.14 Construction of Agreement.

(a) The terms and provisions of this Agreement represent the results of negotiations among the parties hereto, each of which has been represented by counsel of its own choosing, and none of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and each of the parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any Law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the party whose attorney prepared the executed draft or any earlier draft of this Agreement.

(b) All references in this Agreement to Sections, Articles and Schedules without further specification are to Sections and Articles of, and Schedules to, this Agreement.

(c) The Table of Contents and the captions in this Agreement are for convenience only and shall not in any way affect the meaning, interpretation or construction of any provisions of this Agreement.

(d) The word “including” means “including but not limited to”.

(e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neutral genders of such term.

(f) Time is of the essence in the performance of the parties’ respective obligations under this Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Company, Parent and Merger Sub have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

CONSOLIDATED GRAPHICS, INC.

By:	/s/ Joe R. Davis
Name:	Joe R. Davis
Title:	Chief Executive Officer

R. R. DONNELLEY & SONS COMPANY

By:	/s/ Daniel N. Leib
Name:	Daniel N. Leib
Title:	Executive Vice President and Chief
Financial Officer

HUNTER MERGER SUB, INC.

By:	/s/ Daniel N. Leib
Name:	Daniel N. Leib
Title:	President

58

EXHIBIT A

VOTING AGREEMENT

See Annex B to this proxy statement/prospectus.

EXHIBIT B

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

CONSOLIDATED GRAPHICS, INC.

I.

The name of the Corporation is CONSOLIDATED GRAPHICS, INC.

II.

The period of its duration is perpetual.

III.

The purpose of purposes for which the Corporation is organized are:

To transact any and all lawful business for which corporations may be incorporated under the Texas Business Organizations Code and to buy, sell, lease, own and deal in and to transaction business with respect to real and personal property and services; and

In general, to have and exercise all the powers conferred by the laws of Texas upon corporations formed under the Texas Business Organizations Code, and to do any and all of the things hereinbefore set forth to the same extent as natural persons might or could do.

IV.

The aggregate number of shares which the Corporation shall have authority to issue is 100 shares of Common Stock, par value of $.01 per share.

The Board of Directors of the Corporation may provide by resolution that some or all of any or all classes and series of its shares shall be uncertificated shares, provided that such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.

V.

The Corporation has heretofore complied with the requirements of law as to the initial minimum capital requirements under the Texas Business Organizations Code.

VI.

The post office address of its initial registered office is 350 N. St. Paul Street, Suite 2900, Dallas, Texas 75201, and the name of its initial registered agent at such address is CT Corporation System.

VII.

The number of directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the By-laws of the Corporation.

The number of directors presently constituting the Board of Directors of the Corporation is two (2) and the names and addresses of such persons who are to serve as directors until the next annual meeting of the shareholders or until their successors are elected and qualified are:

Name	Address
[Director]	[Address]
[Director]	[Address]

VIII.

Directors shall be elected by plurality vote. Cumulative voting is expressly prohibited.

IX.

If, with respect to any action taken by the shareholders of the Corporation, any provision of the Texas Business Organizations Code would, but for this Article IX, require the vote or concurrence of the holders of shares having more than a majority of the votes entitled to be cast thereon, or of any class or series thereof, the vote or concurrence of the holders of shares having only a majority of the votes entitled to be cast thereon, or of any class or series thereof, shall be required with respect to any such action.

X.

No shareholder of the Corporation or any other person shall have any preemptive right whatsoever to acquire additional, unissued, or treasury shares of the Corporation, or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares or other securities of the Corporation.

XI.

The power to alter, amend or repeal the By-Laws or adopt new By-Laws is vested in the Board of Directors, subject to repeal or change by action of the Shareholders.

EXHIBIT C

FOURTH AMENDED AND RESTATED BY-LAWS

of

CONSOLIDATED GRAPHICS, INC.

Effective as of [—]

ARTICLE I

SHAREHOLDERS

Section 1. Annual Meeting. The annual meeting of shareholders for the purpose of electing directors and for the transaction of any other business to properly come before such meeting shall be held on such date in each year and at such time as shall be designated by the Board of Directors and stated in the notice (or any supplement thereto) of the meeting.

Section 2. Presiding Officer.

(a) The Board of Directors shall appoint, from time to time, a director or an officer of the Corporation who shall preside at all meetings of the shareholders and shall serve as Chairman of such meetings.

(b) The Board of Directors shall appoint, from time to time, at least two (2) persons to act as inspectors of election at the meeting.

(c) Subject to the following, annual and special meetings of shareholders generally shall follow accepted rules of practice and procedure for the orderly conduct of shareholder meetings:

(i) The Chairman of the meeting shall have absolute authority and shall make the final decision over matters of procedure and on any motion or question to come before such meeting and there shall be no appeal from the ruling of the Chairman.

(ii) If disorder should arise which prevents continuation of the legitimate business of the meeting, the Chairman may quit the chair and announce the adjournment of the meeting; and upon the Chairman so doing, the meeting shall be immediately adjourned.

(iii) The Chairman may ask or require anyone not a bona fide shareholder or proxy entitled to vote thereat to leave the meeting.

(d) At the annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the annual meeting. To be properly brought before the annual meeting of shareholders, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or (ii) brought before the meeting by or at the direction of the Board of Directors pursuant to resolution duly adopted with respect thereto.

Section 3. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by a majority of the Board of Directors, and shall be called by the President at the request of the holders of not less than one-half (1/2) of all the outstanding shares of the Corporation entitled to vote at the meeting.

Section 4. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Texas, as the place of meeting for any annual or special meeting. If no designation is made, the place of meeting shall be the registered office of the Corporation in the State of Texas.

Section 5. Notice of Meeting. Written or printed notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President or the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. Waiver by a shareholder in writing of notice of a shareholders’ meeting, signed by such shareholder, whether before or after the time of such meeting, shall be equivalent to the giving of such notice. Attendance by a shareholder, whether in person or by proxy, at a shareholders’ meeting shall constitute a waiver of notice of such meeting of which the shareholder did not receive proper notice.

Section 6. Closing of Transfer Books and Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may, by resolution, fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

Section 7. Voting Lists. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and opened at the time and place of the meeting and shall be subject to the inspection by any shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

Section 8. Quorum and Vote Required for Action. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders and the vote of the holders of a majority of the shares entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the shareholders’ meeting, unless the vote of a greater number is required by law, the Amended and Restated Articles of Incorporation or these By-Laws. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable, and unless otherwise made irrevocable by law.

Section 10. Vote of Each Share. Each outstanding share entitled to vote shall be entitled to one (1) vote upon each matter submitted to vote at a meeting of shareholders.

Section 11. Cumulative Voting. There shall be no cumulative voting whatsoever permitted on any matter.

Section 12. Action by Shareholders without Meeting. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE II

BOARD OF DIRECTORS

Section 1. General Powers. The business and affairs of the Corporation shall be managed by its Board of Directors.

Section 2. Number, Qualifications and Term. The number of directors which shall constitute the whole board shall be two (2) unless otherwise determined from time to time by resolution adopted by the Board of Directors, but shall never be less than one (1). No decrease in the number of directors shall shorten the term of any incumbent director. Directors need not be shareholders of the Corporation or residents of Texas. Each person elected a director shall hold office until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Section 3. Secretary. The Secretary of the Board of Directors shall be the Secretary of the Corporation, and the Secretary shall act as Secretary of the Directors’ meetings and record the minutes of all such meetings. If the Secretary of the Corporation is not available, then the Chief Operating Officer may appoint a person to serve as Secretary of the meeting, and such person shall not be required to be a member of the Board of Directors nor an officer of the Corporation.

Section 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places within or without the State of Texas, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by any director by giving written notice thereof as provided in Section 7 of this Article II.

Section 5. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or a majority of the Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Texas, as the place for holding any special meeting of the Board of Directors called by them.

Section 6. Notice. Notice of any special meetings shall be given at least two (2) days previously thereto by a written notice delivered personally, mailed or sent by telecopy to each director at his or her business address, or by telegram. If the special meeting is not held solely or in part by using a conference telephone or other communications system authorized by Section 6.002 of the Texas Business Organizations Code (“TBOC”), the

notice shall specify the location of the special meeting. If the special meeting is held solely or in part by using a conference telephone or other communications system authorized by Section 6.002 of the TBOC, the form of communications system to be used for the special meeting and the means for accessing the communications system must be stated in the notice. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. If notice be given by facsimile or electronic message, such notice shall be deemed to be delivered upon successful transmission of such notice. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 7. Quorum. A majority of the number of directors fixed by these By-Laws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 9. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors then in office though less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.

A vacancy shall be deemed to exist by reason of the death, resignation, failure or refusal to act by the person elected, upon the failure of shareholders to elect directors at any annual meeting of shareholders, upon the failure of shareholders to elect directors to fill the unexpired term of directors removed in accordance with the provisions of these By-Laws, or upon an increase in the number of directors by amendment of these By-Laws.

Section 10. Removal. At any meeting of shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors. If the entire Board of Directors or any one (1) or more of the directors is removed, new directors may be elected at the same meeting for the unexpired term of the director or directors so removed. Failure to elect directors to fill the unexpired term of the director or the directors so removed for cause shall be deemed to create a vacancy or vacancies in the Board of Directors.

Section 11. Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 12. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors or any committee thereof in which action on any Corporation matter is taken shall be presumed to have assented to the action taken unless such director’s dissent shall be entered in the minutes of the meeting or unless such director shall file his or her written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to have a dissent entered into the minutes or to file a written dissent shall not apply to a director who voted in favor of such action or abstained from voting.

Section 13. Interest of Directors in Contracts. Any contract or other transaction between the Corporation and one (1) or more of its directors, or between the Corporation and any firm of which one (1) or more if its directors are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one (1) or more of its directors are shareholders, members, directors, officers, or employees, or in which they are interested, shall be valid for all purposes, notwithstanding the presence of such director or directors at the meeting of the Board of Directors of the Corporation, which acts upon, or in reference to, such contract or transaction, and notwithstanding his or her or their participation in such action, if the fact of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless, authorize, approve and ratify such contract or transaction by a vote of a majority of the directors present, such interested director or directors to be counted in determining whether a quorum is present, but not to be counted in calculating the majority of such quorum necessary to carry such vote. This section shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common and statutory law applicable thereto.

Section 14. Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the Board of Directors, constitute one (1) or more committees of the Board, which shall in each case consist of such number of directors as the Board of Directors may determine or as may be required by applicable law. Each committee shall have and may exercise such powers in the management of the business and affairs of the Corporation as the Board of Directors may determine by resolution and specify in the respective resolutions appointing them or in any charters adopted therefor, subject to such restrictions as may be contained in the Amended and Restated Articles of Incorporation or that may be imposed by law. The designation of any committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or any director by law.

Such committee or committees shall have such name or names as may be determined from time to time by resolutions adopted by the Board of Directors. A majority of all the members of any such committee may fix its rules of procedure, determine its actions and fix the time and place, whether within or without the State of Texas, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall provide otherwise by resolution or in any charters adopted therefor. The Board of Directors shall have power to change the membership of any such committee at any time, to fill vacancies therein and to disband any such committee, either with or without cause, at any time, subject to applicable law. Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The minutes of the proceedings of each committee shall be placed in the minute book of the Corporation.

By resolution of the Board of Directors, the members of each committee may be paid their expenses, if any, for attendance at each committee meeting and may be paid a fixed sum for attendance at each committee meeting. No such payment shall preclude any committee member from serving the Corporation in any other capacity and receiving compensation therefor.

Section 15. Action by Directors without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken shall be signed by all the members of the Board of Directors or committee thereof, as the case may be. The signed consent, or a signed copy, shall be placed in the minute book. A telegram, telex, cablegram or other electronic transmission by a director consenting to an action to be taken and transmitted by a director is considered written, signed and dated for the purposes hereof if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by a director and the date on which the director transmitted the transmission. As permitted by Section 6.201 of the TBOC, members of the Board of Directors, or members of any committee designated by such Board, may participate and hold a meeting of the Board of Directors or any committee by means of conference telephone, video conference, the Internet or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting pursuant to a conference call or similar communications equipment shall constitute presence in person at such meeting provided that, in connection with such meeting, the Company has implemented reasonable measures to verify that every person voting at the meeting by means of remote communications is sufficiently identified and a record is kept of any votes cast.

ARTICLE III

OFFICERS

Section 1. Number. The officers of the Corporation shall be a President, a Chief Operating Officer, a Chief Financial Officer and a Secretary, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors, including one (1) or more Vice Presidents (the number thereof to be determined by the Board of Directors), a Treasurer, and one or more Assistant Secretaries or Assistant Treasurers. Any two (2) or more offices may be held by the same person.

Section 2. Election and Term of Office. The officers of the Corporation to be elected by the Board of Directors shall be elected from time to time as the Board of Directors deems advisable. Each officer shall hold office until the officer’s successor shall have been duly elected and shall have qualified or until the officer’s death or until such officer shall resign or shall have been removed in the manner hereinafter provided.

Section 3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interest of the Corporation would be served thereby, but such removal shall be without the prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not of itself create contract rights.

Section 4. Vacancies. A vacancy in any office may be filled by the Board of Directors for the unexpired portion of the term.

Section 5. Chief Operating Officer. The Chief Operating Officer shall be subject to the control of the Board of Directors, and shall in general supervise and control all business and affairs of the Corporation. The Chief Operating Officer may sign, with the Secretary, Assistant Secretary, or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation. The Chief Operating Officer may agree upon and execute any deeds, mortgages, bonds, contracts and other obligations in the name of the Corporation. In general, the Chief Operating Officer shall perform all duties incident to the office of Chief Operating Officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6. President. The President shall, in general, perform all duties incident to the office of President and such other duties as may be assigned to such individual by the Chief Operating Officer or by the Board of Directors.

Section 7. Chief Financial Officer. In the absence of the Chief Operating Officer, or in the event of his or her death or inability or refusal to act, the Chief Financial Officer shall perform the duties of the Chief Operating Officer, and when so acting shall have all of the powers of and be subject to all of the restrictions upon the Chief Operating Officer. The Chief Financial Officer shall (a) be custodian of the financial records of the Corporation, (b) analyze, monitor and present results of financial operations to the Board of Directors, the Chief Operating Officer and otherwise as directed by the Board of Directors, (c) design, establish and administer or cause to be designed, established and administered an integrated financial reporting system with appropriate internal controls, (d) ensure compliance with all applicable federal laws and regulations governing the financial reporting obligations of the Corporation, as well as any listing requirements applicable to the Corporation, (e) conduct periodic internal reviews of financial reporting policies, procedures and systems and (f) in general perform all of the duties incident to the office of the Chief Financial Officer and such other duties as from time to time may be assigned to such individual by the Chief Operating Officer or by the Board of Directors.

Section 8. Secretary. The Secretary shall: (a) keep the minutes of the Shareholders’ and the Board of Directors’ meetings in one (1) or more books provided for that purpose, (b) see that all notices be duly given in accordance with the provisions of these By-Laws or as required by law, (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized, (d) shall have charge of the certificate books, transfer books and stock ledgers, (e) sign with the Chief Operating Officer certificates for shares of the Corporation and (f) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to such individual by the Chief Operating Officer or by the Board of Directors.

Section 9. Vice Presidents. In the absence of the Chief Operating Officer and the Chief Financial Officer, or in the event of their death or inability or refusal to act, the Vice President or (in the event that there be more than one (1) Vice President) the Vice Presidents, in the order designated at the time of their election, or, in the absence of any designation, then in the order of their election, shall perform the duties of the Chief Operating Officer, and when so acting shall have all of the powers of and be subject to all of the restrictions upon the Chief Operating Officer. In general the Vice President or (in the event that there be more than one (1) Vice President) the Vice Presidents shall perform such other duties as from time to time may be assigned to such individual by the Chief Operating Officer or by the Board of Directors.

Section 10. Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors may determine. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories in the manner prescribed by the Board of Directors, and (b) in general, perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to such individual by the Chief Operating Officer or by the Board of Directors. If a Treasurer has not been elected by the Board of Directors or such office is otherwise vacant, the Chief Financial Officer shall assume the duties incident to the office of the Treasurer.

Section 11. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chief Operating Officer or the Board of Directors. The Assistant Secretaries and Assistant Treasurers shall exercise the powers of the Secretary or of the Treasurer, respectively, during that officer’s absence or inability to act.

Section 12. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that such individual is also a director of the Corporation.

Section 13. Non-Elected Officers. The Chief Operating Officer shall be authorized to hire individuals on behalf of the Corporation with such titles, duties and positions as may be determined to be appropriate by the Chief Operating Officer but, unless such individuals are elected by the Board of Directors, such individuals shall not be nor be deemed to be officers of the Corporation as contemplated in this Article III irrespective of any such individual’s title, duties or position.

ARTICLE IV

INDEMNITY; INSURANCE

Section 1. Indemnification. Each person who at any time shall serve, or shall have served, as a director, officer, employee or agent of the Corporation, or any person who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, administrator, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise (each such person referred to herein as an “Indemnitee”), shall be entitled to indemnification as and to the fullest extent permitted by Chapter 8 of the TBOC. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which those to be indemnified may be entitled as a matter of law or under any agreement, other provision of these By-Laws, vote of shareholders or directors or other arrangement. The Corporation may enter into indemnification agreements with its executive officers or directors that contractually provide to them the benefits of the provisions of this Article IV and include related provisions meant to facilitate the Indemnitees’ receipt of such benefits and such other indemnification protections as may be deemed appropriate.

Section 2. Advancement or Reimbursement of Expenses. The rights of Indemnitee provided under the preceding section shall include, but not be limited to, the right to be indemnified and to have expenses advanced in all proceedings to the fullest extent permitted by Chapter 8 of the TBOC and other applicable law. In the event that an Indemnitee is not wholly successful, on the merits or otherwise, in a proceeding but is successful, on the merits or otherwise, as to any claim in such proceeding, the Corporation shall indemnify Indemnitee against all expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf relating to each claim. The termination of a claim in a proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim. In addition, to the extent an Indemnitee is, by reason of his or her corporate status, a witness or otherwise participates in any proceeding at a time when he or she is not named a defendant or respondent in the proceeding, he or she shall be indemnified against all expenses actually and reasonably incurred by such individual or on his or her behalf in connection therewith. The Corporation shall pay all reasonable expenses incurred by or on behalf of Indemnitee in connection with any proceeding or claim, whether brought by the Corporation or otherwise, in advance of any determination respecting entitlement to indemnification pursuant to this Article IV within ten (10) days after the receipt by the Corporation of a written request from Indemnitee reasonably evidencing such expenses and requesting such payment or payments from time to time, whether prior to or after final disposition of such proceeding or claim; provided that the Indemnitee affirms his or her good faith belief that he or she has met the standard of conduct necessary for indemnification under this Article IV and undertakes and agrees in writing that he or she will reimburse and repay the Corporation for any expenses so advanced to the extent that it shall ultimately be determined by a court of competent jurisdiction, in a final adjudication from which there is no further right of appeal, that Indemnitee is not entitled to be indemnified against such expenses. Notwithstanding the foregoing, in no event shall a director or executive officer be entitled to the advancement of expenses if a determination has been made by a judicial authority or governmental entity or agency or, absent such determination, any such authority, entity or agency has taken a position or issued any guidance stating, that the advancement of expenses to a director or executive officer constitutes a personal loan in contravention of Section 402 of the Sarbanes-Oxley Act of 2002 or any similar law or regulation.

Section 3. Determination of Request. Upon written request to the Corporation by an Indemnitee for indemnification pursuant to these By-Laws, a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in accordance with Sections 8.101 and 8.103 of the TBOC; provided, however, that notwithstanding the foregoing, if a Change in Control shall have occurred, such determination shall be made by Independent Counsel selected by Indemnitee, unless Indemnitee shall request that such determination be made in accordance with Section 8.103(a) (1) or (2). The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred in connection with any such determination. If a Change in Control shall have occurred, Indemnitee shall be presumed (except as otherwise expressly provided in this Article IV) to be entitled to indemnification under this Article IV upon submission of a request to the Corporation for indemnification, and thereafter the Corporation shall have the burden of proof in overcoming that presumption in reaching a determination contrary to that presumption. The presumption shall be used by Independent Counsel, or such other person or persons determining entitlement to indemnification, as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel or such other person or persons convinces him, her or them by clear and convincing evidence that the presumption should not apply.

Section 4. Effect of Certain Proceedings. The termination of any proceeding or of any claim in a proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article) by itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee’s conduct was not in good faith and in a manner that Indemnitee reasonably believed in the case of conduct in Indemnitee’s official capacity, that was not in the best interests of the Corporation or, in all other cases, that was not opposed to the best interests of the Corporation or, with respect to any criminal proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful and Indemnitee shall be deemed to have been found liable in respect of any claim only after Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

Section 5. Expenses of Enforcement of Article. In the event that Indemnitee, pursuant to this Article IV, seeks a judicial adjudication to enforce Indemnitee’s rights under, or to recover damages for breach of, rights created under or pursuant to this Article IV, Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses actually and reasonably incurred by Indemnitee in such judicial adjudication but only if Indemnitee prevails therein. If it shall be determined in said judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication shall be reasonably prorated in good faith by counsel for Indemnitee. Notwithstanding the foregoing, if a Change in Control shall have occurred, Indemnitee shall be entitled to indemnification under this Section 5 regardless of whether Indemnitee ultimately prevails in such judicial adjudication.

Section 6. Insurance Arrangements. The Corporation may procure or maintain insurance or other similar arrangements, at its expense, to protect itself and any Indemnitee against any expense, liability or loss asserted against or incurred by such person, incurred by Indemnitee in such a capacity or arising out of Indemnitee’s status as such a person, whether or not the Corporation would have the power to indemnify such person against such expense or liability. In considering the cost and availability of such insurance, the Corporation (through the exercise of the business judgment of its directors and officers), from time to time, may purchase insurance which provides for any and all of (i) deductibles, (ii) limits on payments required to be made by the insurer or (iii) coverage which may not be as comprehensive as that previously included in such insurance purchased by the Corporation, if any. The purchase of insurance with deductibles, limits on payments and coverage exclusions will be deemed to be in the best interest of the Corporation but may not be in the best interest of certain of the persons covered thereby. This Section 6 is authorized by Section 8.151 of the TBOC as in effect on the date hereof, and further is intended to establish an arrangement of self-insurance pursuant to that section.

Section 7. Severability. If any provision or provisions of this Article IV shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article IV shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 8. Definitions. The following terms are used herein as follows:

“Change in Control” means a change in control of the Corporation, which will be deemed to have occurred if at any time after the date of the adoption of these By-Laws, any of the following events shall occur: (i) the Corporation is merged, consolidated, converted or reorganized into or with another corporation or other legal entity, and as a result of such merger, consolidation, conversion or reorganization less than a majority of the combined voting power of the then outstanding securities of the Corporation or such corporation or other legal entity immediately after such transaction are held in the aggregate by the holders of Voting Stock (as hereinafter defined) of the Corporation immediately prior to such transaction and/or such voting power is not held by substantially all of such holders in substantially the same proportions relative to each other, (ii) the Corporation sells (directly or indirectly) all or substantially all of its assets (including, without limitation, by means of the sale of the capital stock or assets of one or more direct or indirect subsidiaries of the Corporation) to any other corporation or other legal entity, of which less than a majority of the combined voting power of the then-outstanding voting securities (entitled to vote generally in the election of directors or persons performing similar functions on behalf of such other corporation or legal entity) of such other corporation or legal entity is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale and/or such voting power is not held by substantially all of such holders in substantially the same proportions relative to each other, (iii) any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes (subsequent to the date of the adoption of these By-Laws) the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing fifty percent (50%) or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Corporation (“Voting Stock”), (iv) the Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K, Schedule 14A or Schedule 14C (or any successor schedule, form or report or item therein) that a change in control of the Corporation has occurred, (v) if during any one (1) year period, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds (2/3rds) of (a) the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period or (b) directors referenced in clause (a) immediately preceding plus directors of the Corporation whose nomination and/or election was approved by the directors referenced in clause (a) immediately preceding or (vi) the shareholders of the Corporation approve a plan contemplating the liquidation or dissolution of the Corporation.

“Corporate Status” means the status of a person who is or was a director, officer, partner, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation.

“Disinterested Director” means a director of the Corporation who is not a named defendant or respondent to the proceeding or subject to a claim in respect of which indemnification is sought by Indemnitee.

“Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither contemporaneously is, nor in the five (5) years theretofore has been, retained to represent: (a) the Corporation or Indemnitee in any matter material to either such party, (b) any other party to the proceeding giving rise to a claim for indemnification hereunder or (c) the beneficial owner, directly or indirectly, of securities of the Corporation representing thirty percent (30%) or more of the combined voting power of the Corporation’s then-outstanding voting securities. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee’s rights to indemnification under these By-Laws.

ARTICLE V

CERTIFICATES AND SHAREHOLDERS

Section 1. Certificates. The shares of the Corporation may be either uncertificated or represented by a certificate. The Board of Directors shall determine the form of certificate representing certificated shares of the Corporation. Certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on its face the holder’s name, the number and class of shares, the par value of shares or a statement that such shares are without par value, and such other matters as may be required by law. If a certificate is countersigned by a transfer agent or an assistant transfer agent or registered by a registrar (either of which is other than the Corporation or an employee of the Corporation), the signature of any officer may be facsimile.

Section 2. Issuance. Shares (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

Section 3. Payment for Shares.

(a) The consideration for the issuance of shares shall consist of any tangible or intangible benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the Corporation.

(b) In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of consideration received shall be conclusive.

(c) When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

(d) The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between stated capital and capital surplus accounts.

Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered into the stock records of the Corporation by an entry showing from and to whom transferred.

Section 5. Subscriptions. Unless otherwise provided in the subscription agreement, subscriptions for shares, whether made before or after organization of the Corporation, shall be paid in full at such time or in such installments and at such times as shall be determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same series. In case of default in the payment on any installment or call when payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due the Corporation.

Section 6. Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate:

(a) Makes proof in affidavit form that it has been lost, destroyed, or wrongfully taken; and

(b) Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; and

(c) Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction or theft of the certificate; and

(d) Satisfies any other reasonable requirements imposed by the Corporation.

When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he or she has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or for a new certificate.

Section 7. Registration of Transfer. The Corporation shall register the transfer of a new certificate for shares presented to it for transfer if:

(a) The certificate is properly endorsed by the registered owner or by his or her duly authorized attorney; and

(b) The signature of such person has been guaranteed by a national banking association and reasonable assurance is given that such endorsements are effective; and

(c) The Corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; and

(d) Any applicable law relating to the collection of taxes has been complied with.

Section 8. Registered Owner. Prior to due presentment for registration of transfer of a certificate for shares, the Corporation may treat the registered owner as the person exclusively entitled to vote, to receive notices and otherwise to exercise all the rights and powers of a shareholder.

Section 9. Pre-Emptive Rights. No shareholder or other person shall have any pre-emptive right whatsoever.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 1. Offices. Until the Board of Directors otherwise determines, the registered office of the Corporation required by the TBOC to be maintained in the State of Texas, shall be 350 N. St. Paul Street, Suite 2900, Dallas, Texas 75201, but such registered office may be changed from time to time by the Board of Directors in the manner provided by law and need not be identical to the principal business of the Corporation.

Section 2. Notice and Waiver of Notice. Whenever any notice whatever is required to be given under the provisions of these By-Laws, said notice shall be deemed to be sufficient if given by depositing the same in a post office box in a sealed postpaid wrapper addressed to the person entitled thereto at his or her post office address, as it appears on the books of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. A waiver of notice, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

Section 3. Securities of Other Corporations. The Chief Operating Officer of the Corporation shall have power and authority to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.

Section 4. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 5. Relation to Articles of Incorporation. These By-Laws are subject to, and governed by, the Articles of Incorporation.

ARTICLE VII

AMENDMENTS

These By-Laws may be altered, amended or repealed, and new By-Laws may be adopted, by the Directors, subject to repeal or change by action of the shareholders.

Annex B

EXECUTION VERSION

VOTING AGREEMENT

by and among

R. R. DONNELLEY & SONS COMPANY,

JOE R. DAVIS

and

CONSOLIDATED GRAPHICS, INC.

Dated as of October 23, 2013

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VOTING AGREEMENT

VOTING AGREEMENT, dated as of October 23, 2013 (this “Agreement”), by and among R. R. Donnelley & Sons Company, a Delaware corporation (“Parent”), Joe R. Davis (the “Shareholder”) and Consolidated Graphics, Inc., a Texas corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, Parent, Hunter Merger Sub, Inc., a Texas corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended from time to time, the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into the Company (the “Merger”), and each outstanding Share will be converted into the right to receive the Per Share Merger Consideration;

WHEREAS, as of the date hereof, the Shareholder is the record and Beneficial Owner (as hereinafter defined) of, and has sole investment authority over, in the aggregate, 2,479,121 issued and outstanding Shares;

WHEREAS, the Shareholder has been provided with the execution copy of the Merger Agreement and acknowledges that he will benefit directly and substantially from the consummation of the transactions contemplated thereby; and

WHEREAS, as a material condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, Parent has required that the Shareholder agree, and the Shareholder, in order to induce Parent and Merger Sub to enter into the Merger Agreement and in consideration of the substantial expenses incurred and to be incurred by Parent and Merger Sub in connection therewith, has agreed, to enter into this Agreement and abide by the covenants and obligations with respect to the Covered Shares (as hereinafter defined) and certain other matters as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

General

1.1. Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.

“Beneficial Owner” shall be interpreted in accordance with the term “beneficial owner” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of sixty (60) days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficial Ownership,” “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.

“Covered Shares” means, with respect to the Shareholder, the Shareholder’s Existing Shares, together with any Shares or other voting capital stock of the Company of which the Shareholder acquires Beneficial Ownership on or after the date hereof.

“Existing Shares” means, with respect to the Shareholder, the number of Shares Beneficially Owned and/or owned of record by the Shareholder, as set forth in the recitals.

“Transfer” means, directly or indirectly, to sell, transfer, assign, deposit, pledge, encumber (including creating or incurring any Lien upon), hypothecate or similarly dispose of (including by gift, merger, consolidation by operation of Law or otherwise (including by conversion into securities or other consideration), either voluntarily or involuntarily, or by tendering into any tender or exchange offer), or to enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership or any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, deposit, pledge, encumbrance (including the creation or incurment of any Lien upon), hypothecation or similar disposition of (including by gift, merger, consolidation by operation of Law or otherwise (including by conversion into securities or other consideration), either voluntarily or involuntarily, or by tendering into any tender or exchange offer); provided that, from and after the time the Company Stockholder Approval is obtained, the term “Transfer” shall not be deemed to include or prohibit any hedging transactions (including puts and options) that the Shareholder may enter into with respect to any Covered Shares in compliance with applicable Laws to the extent the Shareholder maintains exclusive Beneficial Ownership of the Covered Shares that are the subject of such hedging transactions.

ARTICLE II

Voting

2.1. Agreement to Vote. Subject to the terms of this Agreement, the Shareholder hereby irrevocably and unconditionally agrees that during the term of this Agreement, at the Stockholders’ Meeting and at any other meeting of the holders of Shares, however called, including any adjournment or postponement thereof, and in connection with any written consent of the holders of Shares, or in any other circumstance upon which a vote, consent or other approval of the holders of Shares is sought, the Shareholder shall, in each case, to the fullest extent that such matters are submitted for the vote, written consent or approval of the Shareholder and that the Covered Shares are entitled to vote thereon or consent thereto:

(a) appear at any such meeting or otherwise cause the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

(b) vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares (A) in favor of the approval of the Merger Agreement and any related proposal in furtherance thereof and/or in furtherance of effecting the Merger and the other Transactions; (B) against any action or agreement submitted for the vote or written consent of the holders of Shares that would result in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of the Company under the Merger Agreement or that is otherwise in opposition to, or competitive or inconsistent with, the Merger or any of the other Transactions; (C) against any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, sale or transfer of all or substantially all of the assets or securities of the Company and any of the Company Subsidiaries (other than pursuant to the Merger) or any other Alternative Proposal and (D) to the extent reasonably requested by Parent, against any other action, agreement or transaction submitted for the vote or written consent of the holders of Shares that could reasonably be expected to impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the consummation of the Merger and the other Transactions (including the economic benefits to Parent and Merger Sub of the Merger and the other Transactions) (the matters set forth in clauses (A)-(D) of this Section 2.1(b), the “Section 2.1(b) Matters”).

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Any such vote shall be cast (or consent shall be given) by the Shareholder in accordance with such procedures relating thereto as will ensure that he is duly counted, including for purposes of determining whether a quorum is present. This Section 2.1 shall not require the Shareholder to exercise any warrants or options (if any) to acquire Shares or other capital stock of the Company. The Shareholder shall provide Parent with at least five (5) Business Days prior written notice prior to signing any action proposed to be taken by written consent with respect to any Covered Shares. The obligations of the Shareholder under this Agreement, including this Article II, shall apply whether or not an Adverse Recommendation Change has occurred.

2.2. No Inconsistent Agreements. The Shareholder hereby covenants and agrees that, other than this Agreement, he (a) has not entered into, and shall not enter into at any time while this Agreement is in effect, any voting arrangement, whether by proxy, consent, power of attorney, voting agreement, voting trust or otherwise, with respect to the Covered Shares with respect to any Section 2.1(b) Matters, (b) has not granted, and shall not grant at any time while this Agreement is in effect, a proxy, consent or power of attorney with respect to the Covered Shares with respect to any of the Section 2.1(b) Matters and (c) has not taken and shall not take any action that would have the effect of preventing or disabling the Shareholder from performing any of his obligations under this Agreement.

2.3. Other Matters. The Shareholder shall not be restricted in any way from voting in favor of, voting against or abstaining from voting with respect to any matter presented to the holders of Shares, in each case except with respect to Section 2.1(b) Matters.

ARTICLE III

Representations and Warranties

3.1. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to Parent as follows:

(a) Due Authority; Validity of Agreement. The Shareholder has all requisite legal right, power, authority and capacity to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement has been duly executed and delivered by the Shareholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of the Shareholder, enforceable against him in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) Ownership. The Shareholder’s Existing Shares are, and from the date hereof through and at Closing will be, Beneficially Owned and owned of record by the Shareholder. Any Covered Shares acquired by the Shareholder after the date hereof and prior to the Closing will be Beneficially Owned and owned of record by the Shareholder from the date of such acquisition through and at Closing. As of the date hereof, the Shareholder’s Existing Shares constitute all of the Shares Beneficially Owned or owned of record by the Shareholder. The Shareholder has and will have at all times through the Effective Time the sole right and power (i) over the voting and disposition of the Covered Shares and (ii) to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Covered Shares, with no limitations, qualifications or restrictions on such rights or powers. The Shareholder has good and valid legal title to the Existing Shares free and clear of any Liens whatsoever with respect to the ownership, Transfer or voting of the Existing Shares, except for any such Liens and restrictions arising hereunder and except for Transfer restrictions of general applicability under the Securities Act of 1933, as amended, and state “blue sky” Laws.

(c) No Violation. The execution, delivery and performance of this Agreement by the Shareholder do not and will not (whether with or without notice or lapse of time, or both) (i) breach, violate, result in the loss of any benefit under, constitute a default under, result in the termination of or a right of termination or cancellation under, or result in the creation, acceleration or change of any rights or obligations of any party or the creation of

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any Lien upon any of the Covered Shares under, any Contract that is binding on the Shareholder or any of his properties or assets, or (ii) violate any Laws applicable to the Shareholder or by which any of the Shareholder’s assets or properties is bound, except for any of the foregoing as would not, individually or in the aggregate, impair the ability of the Shareholder to consummate the transactions contemplated hereby.

(d) Consents and Approvals. Other than filings, permits, authorizations, consents and approvals as may be required under securities Laws and antitrust or competition Laws (including the HSR Act), the execution and delivery of this Agreement by the Shareholder do not, and the performance by the Shareholder of his obligations under this Agreement will not, require the Shareholder to obtain any consent, approval, authorization or permit of, or to make any filing or registration with or declaration or notification to, any Governmental Entity, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings, registrations, declarations or notifications, would not, individually or in the aggregate, impair the ability of the Shareholder to consummate the transactions contemplated hereby.

(e) Absence of Litigation. As of the date hereof, to the Shareholder’s actual knowledge, there is no Legal Proceeding or Judgment in effect, pending or threatened against the Shareholder before or by any Governmental Entity that would, individually or in the aggregate, impair the ability of the Shareholder to consummate the transactions contemplated hereby.

(f) Reliance by Parent and Merger Sub. The Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement and the representations and warranties, covenants and other agreements of the Shareholder contained herein.

(g) Shareholder Has Adequate Information. The Shareholder acknowledges that he is a sophisticated investor with respect to his Covered Shares and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the transactions contemplated by this Agreement and has, independently and without reliance upon any of Parent, Merger Sub or the Company and based on such information as the Shareholder has deemed appropriate, made his own analysis and decision to enter into this Agreement. The Shareholder acknowledges that none of Parent, Merger Sub or the Company has made or is making any representation or warranty to the Shareholder, whether express or implied, of any kind or character except as expressly set forth in this Agreement.

ARTICLE IV

Other Covenants

4.1. Prohibition on Transfers, Other Actions. The Shareholder hereby agrees not to (i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest specifically therein (including by tendering into any tender or exchange offer by any Person other than Parent or any of its Subsidiaries), (ii) enter into any agreement, arrangement or understanding with any Person (other than Parent or Merger Sub), or take any other action that would prevent or disable the Shareholder from performing his, her or its obligations under this Agreement or (iii) take any action that would result in the Shareholder not having the legal power, authority or right to comply with and perform his, her or its covenants under this Agreement; provided that the Shareholder may Transfer Covered Shares (i) in the form of a gift to a charitable organization for philanthropic purposes or (ii) to trusts or other entities controlled by the Shareholder for estate planning purposes so long as, in each such case, the Shareholder maintains exclusive voting power over such Covered Shares and the recipient of such Covered Shares executes and delivers a joinder to this Agreement whereby such recipient becomes bound by the terms of this Agreement; and provided, further, that from and after the time the Company Stockholder Approval is obtained, the Shareholder may Transfer Covered Shares in such amounts as are necessary for the withholding of Taxes with respect to the settlement of any Company Stock Options or other awards under the Company Equity Plans. Any purported Transfer of the Covered Shares in violation of this Section 4.1 shall be null and void ab initio. Promptly following the date hereof, (i) the Shareholder and Parent shall deliver joint written

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instructions to the Company and the Company’s transfer agent stating that while this Agreement is in effect, the Existing Shares cannot be Transferred in any manner without the prior written consent of Parent and (ii) the Company shall (or shall cause the Company’s transfer agent to) comply with the requirements of § 3.202, § 3.205 and § 6.252 of the TBOC, including keeping a copy of this Agreement at the Company’s principal executive offices or registered office and allowing any owner of the Company to examine this Agreement in the same manner as such owner is entitled to examine the books and records of the Company, and causing this Agreement to be noted conspicuously on the certificates for the Existing Shares or noting this Agreement in a notice sent by or on behalf of the Company in accordance with § 3.205 of the TBOC if the Existing Shares are not represented by Certificates. If any Covered Shares are acquired after the date hereof by the Shareholder, the foregoing instructions shall be delivered with respect to such newly acquired Covered Shares upon acquisition of such Covered Shares.

4.2. Additional Shares. In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of Shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such Shares as well as all such stock splits, dividends and distributions and any securities into which or for which any or all of such Shares may be changed or exchanged or which are received in such transaction.

4.3. No Solicitation. The Shareholder hereby agrees that during the term of this Agreement, he shall not, and he shall instruct and use his reasonable best efforts to cause his controlled Affiliates and Representatives not to: (i) initiate, solicit, seek, encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Alternative Proposal, (ii) make or participate in, directly or indirectly, a “solicitation” of “proxies” (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any Shares in connection with any vote or other action on any of the Section 2.1(b) Matters, other than to recommend that the holders of Shares vote in favor of the approval of the Merger Agreement, (iii) furnish any information regarding the Company or any of the Company Subsidiaries to any Person (other than Parent and Parent’s or the Company’s Representatives acting in their capacity as such) in connection with or in response to an Alternative Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to an Alternative Proposal, (iv) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any Person relating to, any Alternative Proposal, (v) approve, endorse, submit for the consideration of the holders of Shares or recommend any Alternative Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to an Alternative Proposal, (vi) make or authorize any public statement, recommendation or solicitation in support of any Alternative Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to an Alternative Proposal, (vii) enter into any letter of intent or agreement in principle or any Contract providing for, relating to or in connection with any Alternative Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to an Alternative Proposal or (viii) otherwise facilitate knowingly any effort or attempt to make an Alternative Proposal, in each case except to the extent that at such time the Company is permitted to take such action pursuant to the Merger Agreement (but subject to the same restrictions applicable to the Company with respect to the taking of such action under the Merger Agreement). Immediately following the execution hereof, the Shareholder shall, and shall instruct and use his reasonable best efforts to cause his controlled Affiliates and Representatives to, immediately cease all existing activities, discussions or negotiations with any Person conducted heretofore with respect to any Alternative Proposal, or any proposal, inquiry or offer that could reasonably be expected to lead to an Acquisition Proposal. For avoidance of doubt, the Shareholder shall have no obligation with respect to and shall have no responsibility hereunder with respect to any action taken or omission by the Company or any of the Company Subsidiaries or any of their respective Representatives.

4.4. Notice of Acquisitions. The Shareholder hereby agrees to notify Parent in writing as promptly as practicable (and in any event within one business day following such acquisition by the Shareholder) of the number of any additional Shares or other securities of the Company of which the Shareholder acquires Beneficial Ownership on or after the date hereof.

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4.5. Release. From and after the Effective Time, the Shareholder hereby, on behalf of the Shareholder and his successors and assigns, unconditionally, irrevocably, finally and forever releases, waives and discharges each of Parent, Merger Sub, the Company and their respective Subsidiaries, and each of their respective successors, assigns and Representatives, past and present, from each and every past and present agreement, commitment, indebtedness, obligation, dispute, claim, controversy, action, demand, judgment, damage and accounting of every nature and kind whatsoever, known or unknown, suspected or unsuspected (each, a “Claim” and collectively, the “Claims”) that has arisen or arises directly out of the Shareholder’s interest as a holder of Shares or a shareholder of any of the Company Subsidiaries through the Effective Time, including Claims relating to, in connection with or arising from the Merger Agreement, the Merger or the other Transactions, the due authorization and execution and fairness (to the Shareholder and otherwise) of the Merger Agreement, the Merger and the other Transactions and the amount, allocation and distribution of the Per Share Merger Consideration, as applicable, in each case, other than the right to receive the Per Share Stock Option Consideration and the Per Share Merger Consideration in accordance with the terms and subject to the conditions of the Merger Agreement; provided, however, that notwithstanding the foregoing, the Shareholder does not release or waive any rights or Claims of the Shareholder arising out of or pursuant to: (i) this Agreement; (ii) Section 6.8 (Indemnification and Insurance) of the Merger Agreement; (iii) any D&O policies or articles of incorporation/formation, bylaws or other governing documents of the Company or the Company Subsidiaries providing indemnification or D&O insurance rights to the Shareholder; (iv) the Indemnification Agreement dated October 14, 2013 between the Shareholder and the Company; (v) the Amended and Restated Employment Agreement dated May 22, 2008, as amended, between the Shareholder and the Company; (vi) the Consulting Agreement to be entered into as contemplated in Section 4.11 below; and (vii) the Annual Incentive Award Agreement dated May 23, 2013 between the Company and the Shareholder. For the avoidance of doubt, the waiver contained in this Section 4.5 shall be absolute and perpetual, and shall not have any effect until the Effective Time.

4.6. Non-Compete.

(a) The Shareholder hereby agrees that, for a period of three (3) years after the Closing Date, he shall not, directly or indirectly, on behalf of himself or any other Person: (i) engage as a stockholder, employee, director, officer, consultant or otherwise in or of a business that sells or otherwise provides printing and/or print-related services (the “Business”), in the U.S. or, with respect to any geographic area outside of the U.S., only in those geographic areas in which the Surviving Corporation and its Subsidiaries conduct operations as of the Closing Date (the “Specified Territory”); provided that the foregoing restriction shall not be deemed to apply to the Shareholder’s passive ownership of securities representing not more than 1% of the outstanding voting power of any entity the equity securities of which are listed on a national securities exchange, except in the case of Parent, in which case the Shareholder’s ownership shall not be restricted; (ii) render financial assistance to or receive any economic benefit from any Person that engages or could be reasonably expected to engage in the Business in the Specified Territory, other than Parent and its Affiliates, including the Surviving Corporation and its Subsidiaries; (iii) (x) induce or solicit any customer, supplier or agent of the Company or any of the Company Subsidiaries as of the Closing Date, to terminate or curtail any existing business or commercial relationship with the Surviving Corporation or any of its Subsidiaries or with Parent or any of its other Affiliates or (y) otherwise interfere with the relationship of Parent or any of its Affiliates, including the Surviving Corporation and its Subsidiaries, with any such customer, supplier or agent; and (iv) solicit, induce, recruit, offer employment to, hire or take any other action intended to have the effect of causing any Person who was an employee of the Company or any of the Company Subsidiaries as of the date of this Agreement or as of the Closing Date to terminate his or her employment.

(b) The parties acknowledge and agree that the restrictions contained in this Section 4.6 are reasonable (including as to scope, time and area), not unduly restrictive of the Shareholder’s rights, supported by adequate consideration and necessary protection of the immediate interests of Parent, and any violation of these restrictions would cause immediate and irreparable injury to Parent for which there would be no adequate monetary damages. In the event of a breach or a threatened breach by the Shareholder of these restrictions, the Shareholder acknowledges and agrees that Parent will be entitled to apply to any court of competent jurisdiction

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for an injunction restraining the Shareholder from such breach or threatened breach, in addition to any other remedy to which Parent may be entitled at law or in equity without the requirement of posting bond. In addition, the parties acknowledge and agree that the restrictions contained in this Section 4.6 are essential elements of the Merger Agreement and that but for these restrictions, Parent would not have agreed to enter into the Merger Agreement and the transactions contemplated thereby, and the Shareholder agrees not to challenge the validity or importance of the restrictions contained in this Section 4.6. The covenants contained in this Section 4.6 shall be deemed to apply to each State of the United States of America, each county within each State of the United States of America, each foreign country and each other geographic area separately, not collectively, and shall be severable as to each such State of the United States of America, county, each foreign country or other geographic area. If any court determines that any provision of this Section 4.6 is unenforceable, such court will have the power to reduce the duration or scope of such provision, as the case may be, or terminate such provision until, in such reduced form, such provision shall be enforceable. It is the intention of the parties hereto that the foregoing restrictions shall not be terminated, unless so terminated by a court, but shall be deemed amended to the extent required to render them valid and enforceable, such amendment to apply only with respect to the operation of this Section 4.6 in the jurisdiction of the court that has made the adjudication.

4.7. Waiver of Appraisal Rights. The Shareholder hereby unconditionally waives, and agrees not to exercise, assert or perfect, any rights of appraisal or any dissenters’ rights that the Shareholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger.

4.8. Further Assurances. From time to time, at Parent’s reasonable request, the Shareholder shall execute and deliver such additional documents and take all such further reasonable action as may be necessary to effectuate the intent of this Agreement.

4.9. Company Agreement. The Company hereby acknowledges the restrictions on Transfers of Covered Shares contained in Section 4.1. The Company agrees (i) not to register the Transfer of any certificated or uncertificated interest representing any Covered Shares without the prior written consent of Parent and (ii) to take all such other actions reasonably necessary in furtherance of the Shareholder’s commitments hereunder, including (to the extent reasonably within the Company’s power) prohibiting or refusing to give effect to any action in violation hereof.

4.10. Public Announcement. The initial press release regarding the Merger shall be a joint press release of Parent and the Company, and thereafter, so long as the Merger Agreement is in effect, none of the Shareholder, the Company, Parent or any of their respective Affiliates shall issue or cause the publication of any press release or other announcement with respect to this Agreement and the transactions contemplated hereby or make any filings with any third party or Governmental Entity without the prior written approval of the other parties, except as may be required by Law or by any listing agreement with a securities exchange or by the request of any Governmental Entity (with respect to which the disclosing party shall not be required to consult with the non-disclosing party but shall provide prior notice to the non-disclosing party of any such public announcements or filings), it being understood and agreed that the Shareholder hereby authorizes Parent and the Company to disclose in any reports required to be filed under the Securities Act or the Exchange Act, including any report on Form 8-K or any Schedule 13D, if applicable, and any other applicable Laws, this Agreement and the information contained herein.

4.11. Consulting Agreement. In consideration of the Shareholder’s agreement to abide by the terms of Section 4.5 and 4.6 above, Parent shall engage the Shareholder as a consultant to Parent for a term of three (3) years from the Effective Time, for a consulting fee of $200,000 per annum, for no more than ten (10) hours per week, and on such other terms as the parties may mutually agree. The parties agree to negotiate the terms thereof in good faith and enter into such agreement as soon as reasonably practicable following the date hereof.

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ARTICLE V

Miscellaneous

5.1. Termination. This Agreement shall remain in effect until the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) the amendment or modification of the Merger Agreement without the written consent of the Shareholder to (x) decrease the amount of the Per Share Merger Consideration (it being understood that any changes in the value of Parent Shares shall not constitute a decrease in the Per Share Merger Consideration) or (y) change the mix of cash and stock that constitutes the Per Share Merger Consideration. Upon the occurrence of any such event, this Agreement (other than Section 5.8(b)) shall automatically terminate without any notice or further action from the parties hereto and be of no further force or effect.

5.2. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares, except as otherwise provided herein. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Shareholder, and Parent shall have no authority to direct the Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

5.3. Notices.

(a) Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile, at the facsimile telephone number specified in this Section 5.3, prior to 5:00 p.m., New York City time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 5.3 (x) at or after 5:00 p.m., New York City time, on a Business Day or (y) on a day that is not a Business Day, (iii) when received, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required or permitted to be given. The address for such notices and communications (unless changed by the applicable party by like notice) shall be as follows:

(i) if to Parent, to:

R. R. Donnelley & Sons Company

111 South Wacker Drive

Chicago, Illinois 60606

Attention: General Counsel

Facsimile No.: (312) 326-7620

With a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
Attention:	Audra D. Cohen
Krishna Veeraraghavan
Facsimile No.:	(212) 558-3588

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(ii) if to the Company, to:

Consolidated Graphics, Inc.
5858 Westheimer Rd.
Suite 200
Houston, Texas 77057
Attention: Jon C. Biro
Facsimile No.: (713) 787-5013

With a copy (which shall not constitute notice) to:

Haynes and Boone, LLP
1221 McKinney, Suite 2100
Houston, Texas 77010
Attention: Ricardo Garcia-Moreno
Facsimile No.: (713) 236-5432

(iii) if to the Shareholder, to:

Joe R. Davis
5858 Westheimer Rd.
Suite 200
Houston, Texas 77057
Facsimile No.: (713) 787-5013

(b) A copy of all notices and other communications from Parent or Merger Sub to the Company (and vice versa) under the Merger Agreement shall be sent at the same time to the Shareholder at the above address, with a copy to its counsel at the above address, and the provisions of this Section 5.3 shall apply to such notices and communications; provided that no failure to provide such notice to the Shareholder shall relieve the Shareholder of its obligations under this Agreement.

5.4. Interpretation. (a) The terms and provisions of this Agreement represent the results of negotiations among the parties hereto, each of which has been represented by counsel of its own choosing, and none of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and each of the parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any Law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the party whose attorney prepared the executed draft or any earlier draft of this Agreement.

(b) All references in this Agreement to Sections and Articles without further specification are to Sections and Articles of this Agreement.

(c) The Table of Contents and the captions in this Agreement are for convenience only and shall not in any way affect the meaning, interpretation or construction of any provisions of this Agreement.

(d) The word “including” means “including but not limited to”.

(e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neutral genders of such term.

(f) Time is of the essence in the performance of the parties’ respective obligations under this Agreement.

5.5. Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when each party has received counterparts signed by each of the other parties, it being understood and agreed that delivery of a signed counterpart of this Agreement by facsimile transmission or by email shall constitute valid and sufficient delivery thereof.

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5.6. Entire Agreement. This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, (i) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, and there are no representations, understandings or agreements relating to the subject matter hereof that are not fully expressed in this Agreement and the documents and instruments executed and delivered in connection herewith and (ii) are not intended to confer upon any Person other than the parties hereto any rights or remedies whatsoever.

5.7. Governing Law; Submission to Jurisdiction; Waivers.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF OR OF ANY OTHER JURISDICTION.

(b) Except as set forth in Section 4.6, each of the Shareholder, the Company and Parent irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby shall be brought and determined exclusively in the courts of Harris County in the State of Texas or, if under applicable Law exclusive jurisdiction over the matter is vested in the federal courts, in any federal court located in Harris County in the State of Texas, and each of the Shareholder, the Company and Parent hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Except as set forth in Section 4.6, each of the Shareholder, the Company and Parent hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such action, suit or proceeding, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (ii) that it or its property is exempt or immune from jurisdiction of such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (x) such action, suit or proceeding in any such court is brought in an inconvenient forum, (y) the venue of such action, suit or proceeding is improper and (z) this Agreement, the transactions contemplated hereby or the subject matter hereof or thereof, may not be enforced in or by such courts.

(c) Each party hereto acknowledges and agrees that any CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF ANY SUCH LEGAL ACTION, SUIT OR PROCEEDING, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.7(c).

5.8. Amendment; Waiver; Expenses.

(a) This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto. Each party hereto may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the other parties hereto.

(b) The Shareholder shall be responsible for all of his expenses in connection with this Agreement and the transactions contemplated hereby, and shall not seek reimbursement from the Company with respect thereto.

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5.9. Remedies. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached. It is accordingly agreed that, subject to the provisions of this Section 5.9, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. This right is in addition to any other remedy to which such party is entitled at law or in equity, including monetary damages. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid or contrary to law.

5.10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall nevertheless remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term, provision, covenant or restriction is invalid, illegal, void, unenforceable or against regulatory policy, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

5.11. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. Any purported assignment in violation of the provisions of this Agreement shall be null and void ab initio.

5.12. Shareholder Capacity. The Shareholder is entering into this Agreement solely in his, her or its capacity as the Beneficial Owner of Shares, and, if applicable, not the Shareholder’s capacity as a director or officer of the Company or any of the Company Subsidiaries. Accordingly, notwithstanding anything to the contrary contained in this Agreement, nothing herein shall in any way (a) restrict or limit the Shareholder from taking (or omitting to take) any action in his or her capacity as a director or officer of the Company taken in order to fulfill his or her fiduciary obligations under applicable Law or (b) restrict or limit (or require the Shareholder to attempt to restrict or limit) the Shareholder from acting in such capacity or voting in such capacity in the good faith exercise of his or her fiduciary duties under applicable Law. Notwithstanding the foregoing, the parties hereto acknowledge that the directors and officers of the Company are restricted in the manner set forth in the Merger Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

R. R. DONNELLEY & SONS COMPANY

By:	/s/ Daniel N. Leib
	Name:	Daniel N. Leib
	Title:	Executive Vice President and
Chief Financial Officer

JOE R. DAVIS

/s/ Joe R. Davis

CONSOLIDATED GRAPHICS, INC.

By:	/s/ Jon C. Biro
	Name:	Jon C. Biro
	Title:	Executive Vice President, Chief Financial and Accounting Officer and Secretary

Annex C

CREDIT SUISSE SECURITIES (USA) LLC 227 West Monroe Street Suite 4200 Chicago, IL 60606-5016

October 23, 2013

Board of Directors

Consolidated Graphics, Inc.

5858 Westheimer Ave, Ste 200

Houston, TX 77057

Members of the Board:

You have asked us to advise you with respect to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 per share (“Consolidated Graphics Common Stock”), of Consolidated Graphics, Inc. (“Consolidated Graphics”) of the Per Share Merger Consideration (as defined below) to be paid pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) to be entered into by and among Consolidated Graphics, R.R. Donnelley & Sons Company (“R.R. Donnelley”) and Hunter Merger Sub, Inc., a wholly owned subsidiary of R.R. Donnelley (“Merger Sub”). The Merger Agreement provides for, among other things, the merger (the “Merger”) of Merger Sub with and into Consolidated Graphics pursuant to which Consolidated Graphics will become a wholly owned subsidiary of R.R. Donnelley and each outstanding share of Consolidated Graphics Common Stock will be converted into the right to receive (i) $34.44 in cash and (ii) 1.651 shares of common stock, par value $1.25 per share (“R.R. Donnelley Common Stock”), of R.R. Donnelley (such cash amount and such shares of R.R. Donnelley Common Stock, collectively, the “Per Share Merger Consideration”).

In arriving at our opinion, we have reviewed an execution version of the Merger Agreement, drafts of certain related agreements, including an execution version of the Voting Agreement (the “Voting Agreement”) to be entered into by and among R.R. Donnelley, Consolidated Graphics and Joe R. Davis, and certain publicly available business and financial information relating to Consolidated Graphics and R.R. Donnelley. We have also reviewed certain other information relating to Consolidated Graphics and R.R. Donnelley, including financial forecasts relating to Consolidated Graphics provided to or discussed with us by Consolidated Graphics and I/B/E/S consensus estimates for 2014 relating to R.R. Donnelley, as adjusted and extrapolated based on discussions with the managements of R.R. Donnelley and Consolidated Graphics (the “R.R. Donnelley Forecasts”), and have met with the managements of Consolidated Graphics and R.R. Donnelley to discuss the business and prospects of Consolidated Graphics and R.R. Donnelley, respectively. We have also considered certain financial and stock market data of Consolidated Graphics and R.R. Donnelley, and we have compared that data with similar data for other publicly held companies in businesses we deemed similar to those of Consolidated Graphics and R.R. Donnelley and we have considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have been effected or announced. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

In connection with our review, we have not independently verified any of the foregoing information and we have assumed and relied upon such information being complete and accurate in all material respects. With respect to the financial forecasts for Consolidated Graphics that we have used in our analyses, the management of Consolidated Graphics has advised us, and we have assumed, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Consolidated Graphics as to the future financial performance of Consolidated Graphics. With respect to the R.R. Donnelley Forecasts, which you have directed us to use in our analyses, we have assumed, at your direction, that such R.R. Donnelley Forecasts represent reasonable estimates and judgments with respect to the future financial performance of R.R. Donnelley and are a reasonable basis upon which to evaluate the fairness of the Per Share

Merger Consideration from a financial point of view. In addition, we have relied upon, at your direction and without independent verification, the estimates of the cost savings and synergies anticipated to result from the Merger (including the amount, timing and achievability thereof) that were provided to us by Consolidated Graphics and which you have advised us reflect discussions between the respective managements of R.R. Donnelley and Consolidated Graphics. We also have assumed, with your consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Consolidated Graphics, R.R. Donnelley or the contemplated benefits of the Merger and that the Merger will be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Consolidated Graphics or R.R. Donnelley, nor have we been furnished with any such evaluations or appraisals. You have advised us and we have assumed that the agreements executed in connection with the Merger, including the Merger Agreement, will conform to the drafts reviewed by us in all respects material to our analyses.

Our opinion addresses only the fairness, from a financial point of view and as of the date hereof, to the holders of Consolidated Graphics Common Stock of the Per Share Merger Consideration and does not address any other aspect or implication of the Merger or any other agreement (including the Voting Agreement), arrangement or understanding entered into in connection with the Merger or otherwise, including, without limitation, the fairness of the amount or nature of, or any other aspect relating to, any compensation to, or the treatment of any options for Consolidated Graphics Common Stock held by, any officers, directors or employees of any party to the Merger, or class of such persons, relative to the Per Share Merger Consideration or otherwise. The issuance of this opinion was approved by our authorized internal committee.

Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We are not expressing any opinion as to what the value of shares of R.R. Donnelley Common Stock actually will be when issued to the holders of Consolidated Graphics Common Stock pursuant to the Merger or the prices at which shares of Consolidated Graphics Common Stock or R.R. Donnelley Common Stock will trade at any time. Our opinion does not address the relative merits of the Merger as compared to alternative transactions or strategies that might be available to Consolidated Graphics, nor does it address the underlying business decision of Consolidated Graphics to proceed with the Merger.

We have acted as financial advisor to Consolidated Graphics in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Merger. We also became entitled to receive a fee upon the rendering of our opinion. In addition, Consolidated Graphics has agreed to indemnify us and certain related parties for certain liabilities and other items arising out of or related to our engagement. We and our affiliates may have provided other financial advice and services, and may in the future provide financial advice and services, to Consolidated Graphics, R.R. Donnelley and their respective affiliates for which we and our affiliates have received, and would expect to receive, compensation. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Consolidated Graphics, R.R. Donnelley and any other company that may be involved in the Merger, as well as provide investment banking and other financial services to such companies.

It is understood that this letter is for the information of the Board of Directors of Consolidated Graphics in connection with its consideration of the Merger and does not constitute advice or a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the proposed Merger.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Per Share Merger Consideration is fair, from a financial point of view, to the holders of Consolidated Graphics Common Stock.

Very truly yours,

/s/ CREDIT SUISSE SECURITIES (USA) LLC

Annex D

TEXAS BUSINESS ORGANIZATIONS CODE

CHAPTER 10. MERGERS, INTEREST EXCHANGES, CONVERSIONS,

AND SALES OF ASSETS

SUBCHAPTER H. RIGHTS OF DISSENTING OWNERS

Sec. 10.351. APPLICABILITY OF SUBCHAPTER

(a) This subchapter does not apply to a fundamental business transaction of a domestic entity if, immediately before the effective date of the fundamental business transaction, all of the ownership interests of the entity otherwise entitled to rights to dissent and appraisal under this code are held by one owner or only by the owners who approved the fundamental business transaction.

(b) This subchapter applies only to a “domestic entity subject to dissenters’ rights,” as defined in Section 1.002. That term includes a domestic for-profit corporation, professional corporation, professional association, and real estate investment trust. Except as provided in Subsection (c), that term does not include a partnership or limited liability company.

(c) The governing documents of a partnership or a limited liability company may provide that its owners are entitled to the rights of dissent and appraisal provided by this subchapter, subject to any modification to those rights as provided by the entity’s governing documents.

Sec. 10.352. DEFINITIONS. In this subchapter:

(1) “Dissenting owner” means an owner of an ownership interest in a domestic entity subject to dissenters’ rights who:

(A) provides notice under Section 10.356; and

(B) complies with the requirements for perfecting that owner’s right to dissent under this subchapter.

(2) “Responsible organization” means:

(A) the organization responsible for:

(i) the provision of notices under this subchapter; and

(ii) the primary obligation of paying the fair value for an ownership interest held by a dissenting owner;

(B) with respect to a merger or conversion:

(i) for matters occurring before the merger or conversion, the organization that is merging or converting; and

(ii) for matters occurring after the merger or conversion, the surviving or new organization that is primarily obligated for the payment of the fair value of the dissenting owner’s ownership interest in the merger or conversion;

(C) with respect to an interest exchange, the organization the ownership interests of which are being acquired in the interest exchange; and

(D) with respect to the sale of all or substantially all of the assets of an organization, the organization the assets of which are to be transferred by sale or in another manner.

Sec. 10.353. FORM AND VALIDITY OF NOTICE.

(a) Notice required under this subchapter:

(1) must be in writing; and

(2) may be mailed, hand-delivered, or delivered by courier or electronic transmission.

(b) Failure to provide notice as required by this subchapter does not invalidate any action taken.

Sec. 10.354. RIGHTS OF DISSENT AND APPRAISAL.

(a) Subject to Subsection (b), an owner of an ownership interest in a domestic entity subject to dissenters’ rights is entitled to:

(1) dissent from:

(A) a plan of merger to which the domestic entity is a party if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of merger;

(B) a sale of all or substantially all of the assets of the domestic entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the sale;

(C) a plan of exchange in which the ownership interest of the owner is to be acquired;

(D) a plan of conversion in which the domestic entity is the converting entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of conversion; or

(E) a merger effected under Section 10.006 in which:

(i) the owner is entitled to vote on the merger; or

(ii) the ownership interest of the owner is converted or exchanged; and

(2) subject to compliance with the procedures set forth in this subchapter, obtain the fair value of that ownership interest through an appraisal.

(b) Notwithstanding Subsection (a), subject to Subsection (c), an owner may not dissent from a plan of merger or conversion in which there is a single surviving or new domestic entity or non-code organization, or from a plan of exchange, if:

(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(A) listed on a national securities exchange; or

(B) held of record by at least 2,000 owners;

(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:

(A) ownership interests, or depository receipts in respect of ownership interests, of a domestic entity or non-code organization of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:

(i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or

(ii) held of record by at least 2,000 owners;

(B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or

(C) any combination of the ownership interests and cash described by Paragraphs (A) and (B).

(c) Subsection (b) shall not apply to a domestic entity that is a subsidiary with respect to a merger under Section 10.006.

Sec. 10.355. NOTICE OF RIGHT OF DISSENT AND APPRAISAL.

(a) A domestic entity subject to dissenters’ rights that takes or proposes to take an action regarding which an owner has a right to dissent and obtain an appraisal under Section 10.354 shall notify each affected owner of the owner’s rights under that section if:

(1) the action or proposed action is submitted to a vote of the owners at a meeting; or

(2) approval of the action or proposed action is obtained by written consent of the owners instead of being submitted to a vote of the owners.

(b) If a parent organization effects a merger under Section 10.006 and a subsidiary organization that is a party to the merger is a domestic entity subject to dissenters’ rights, the responsible organization shall notify the owners of that subsidiary organization who have a right to dissent to the merger under Section 10.354 of their rights under this subchapter not later than the 10th day after the effective date of the merger. The notice must also include a copy of the certificate of merger and a statement that the merger has become effective.

(c) A notice required to be provided under Subsection (a) or (b) must:

(1) be accompanied by a copy of this subchapter; and

(2) advise the owner of the location of the responsible organization’s principal executive offices to which a notice required under Section 10.356(b)(1) or (3) may be provided.

(d) In addition to the requirements prescribed by Subsection (c), a notice required to be provided under Subsection (a)(1) must accompany the notice of the meeting to consider the action, and a notice required under Subsection (a)(2) must be provided to:

(1) each owner who consents in writing to the action before the owner delivers the written consent; and

(2) each owner who is entitled to vote on the action and does not consent in writing to the action before the 11th day after the date the action takes effect.

(e) Not later than the 10th day after the date an action described by Subsection (a)(1) takes effect, the responsible organization shall give notice that the action has been effected to each owner who voted against the action and sent notice under Section 10.356(b)(1).

Sec. 10.356. PROCEDURE FOR DISSENT BY OWNERS AS TO ACTIONS; PERFECTION OF RIGHT OF DISSENT AND APPRAISAL.

(a) An owner of an ownership interest of a domestic entity subject to dissenters’ rights who has the right to dissent and appraisal from any of the actions referred to in Section 10.354 may exercise that right to dissent and appraisal only by complying with the procedures specified in this subchapter. An owner’s right of dissent and appraisal under Section 10.354 may be exercised by an owner only with respect to an ownership interest that is not voted in favor of the action.

(b) To perfect the owner’s rights of dissent and appraisal under Section 10.354, an owner:

(1) if the proposed action is to be submitted to a vote of the owners at a meeting, must give to the domestic entity a written notice of objection to the action that:

(A) is addressed to the entity’s president and secretary;

(B) states that the owner’s right to dissent will be exercised if the action takes effect;

(C) provides an address to which notice of effectiveness of the action should be delivered or mailed; and

(D) is delivered to the entity’s principal executive offices before the meeting;

(2) with respect to the ownership interest for which the rights of dissent and appraisal are sought:

(A) must vote against the action if the owner is entitled to vote on the action and the action is approved at a meeting of the owners; and

(B) may not consent to the action if the action is approved by written consent; and

(3) must give to the responsible organization a demand in writing that:

(A) is addressed to the president and secretary of the responsible organization;

(B) demands payment of the fair value of the ownership interests for which the rights of dissent and appraisal are sought;

(C) provides to the responsible organization an address to which a notice relating to the dissent and appraisal procedures under this subchapter may be sent;

(D) states the number and class of the ownership interests of the domestic entity owned by the owner and the fair value of the ownership interests as estimated by the owner; and

(E) is delivered to the responsible organization at its principal executive offices at the following time:

(i) not later than the 20th day after the date the responsible organization sends to the owner the notice required by Section 10.355(e) that the action has taken effect, if the action was approved by a vote of the owners at a meeting;

(ii) not later than the 20th day after the date the responsible organization sends to the owner the notice required by Section 10.355(d)(2) that the action has taken effect, if the action was approved by the written consent of the owners; or

(iii) not later than the 20th day after the date the responsible organization sends to the owner a notice that the merger was effected, if the action is a merger effected under Section 10.006.

(c) An owner who does not make a demand within the period required by Subsection (b)(3)(E) or, if Subsection (b)(1) is applicable, does not give the notice of objection before the meeting of the owners is bound by the action and is not entitled to exercise the rights of dissent and appraisal under Section 10.354.

(d) Not later than the 20th day after the date an owner makes a demand under Subsection (b)(3), the owner must submit to the responsible organization any certificates representing the ownership interest to which the demand relates for purposes of making a notation on the certificates that a demand for the payment of the fair value of an ownership interest has been made under this section. An owner’s failure to submit the certificates within the required period has the effect of terminating, at the option of the responsible organization, the owner’s rights to dissent and appraisal under Section 10.354 unless a court, for good cause shown, directs otherwise.

(e) If a domestic entity and responsible organization satisfy the requirements of this subchapter relating to the rights of owners of ownership interests in the entity to dissent to an action and seek appraisal of those ownership interests, an owner of an ownership interest who fails to perfect that owner’s right of dissent in accordance with this subchapter may not bring suit to recover the value of the ownership interest or money damages relating to the action.

Sec. 10.357. WITHDRAWAL OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.

(a) An owner may withdraw a demand for the payment of the fair value of an ownership interest made under Section 10.356 before:

(1) payment for the ownership interest has been made under Sections 10.358 and 10.361; or

(2) a petition has been filed under Section 10.361.

(b) Unless the responsible organization consents to the withdrawal of the demand, an owner may not withdraw a demand for payment under Subsection (a) after either of the events specified in Subsections (a)(1) and (2).

Sec. 10.358. RESPONSE BY ORGANIZATION TO NOTICE OF DISSENT AND DEMAND FOR FAIR VALUE BY DISSENTING OWNER.

(a) Not later than the 20th day after the date a responsible organization receives a demand for payment made by a dissenting owner in accordance with Section 10.356(b)(3), the responsible organization shall respond to the dissenting owner in writing by:

(1) accepting the amount claimed in the demand as the fair value of the ownership interests specified in the notice; or

(2) rejecting the demand and including in the response the requirements prescribed by Subsection (c).

(b) If the responsible organization accepts the amount claimed in the demand, the responsible organization shall pay the amount not later than the 90th day after the date the action that is the subject of the demand was effected if the owner delivers to the responsible organization:

(1) endorsed certificates representing the ownership interests if the ownership interests are certificated; or

(2) signed assignments of the ownership interests if the ownership interests are uncertificated.

(c) If the responsible organization rejects the amount claimed in the demand, the responsible organization shall provide to the owner:

(1) an estimate by the responsible organization of the fair value of the ownership interests; and

(2) an offer to pay the amount of the estimate provided under Subdivision (1).

(d) If the dissenting owner decides to accept the offer made by the responsible organization under Subsection (c)(2), the owner must provide to the responsible organization notice of the acceptance of the offer not later than the 90th day after the date the action that is the subject of the demand took effect.

(e) If, not later than the 90th day after the date the action that is the subject of the demand took effect, a dissenting owner accepts an offer made by a responsible organization under Subsection (c)(2) or a dissenting owner and a responsible organization reach an agreement on the fair value of the ownership interests, the responsible organization shall pay the agreed amount not later than the 120th day after the date the action that is the subject of the demand took effect, if the dissenting owner delivers to the responsible organization:

(1) endorsed certificates representing the ownership interests if the ownership interests are certificated; or

(2) signed assignments of the ownership interests if the ownership interests are uncertificated.

Sec. 10.359. RECORD OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.

(a) A responsible organization shall note in the organization’s ownership interest records maintained under Section 3.151 the receipt of a demand for payment from any dissenting owner made under Section 10.356.

(b) If an ownership interest that is the subject of a demand for payment made under Section 10.356 is transferred, a new certificate representing that ownership interest must contain:

(1) a reference to the demand; and

(2) the name of the original dissenting owner of the ownership interest.

Sec. 10.360. RIGHTS OF TRANSFEREE OF CERTAIN OWNERSHIP INTEREST.

A transferee of an ownership interest that is the subject of a demand for payment made under Section 10.356 does not acquire additional rights with respect to the responsible organization following the transfer. The transferee has only the rights the original dissenting owner had with respect to the responsible organization after making the demand.

Sec. 10.361. PROCEEDING TO DETERMINE FAIR VALUE OF OWNERSHIP INTEREST AND OWNERS ENTITLED TO PAYMENT; APPOINTMENT OF APPRAISERS.

(a) If a responsible organization rejects the amount demanded by a dissenting owner under Section 10.358 and the dissenting owner and responsible organization are unable to reach an agreement relating to the fair value of the ownership interests within the period prescribed by Section 10.358(d), the dissenting owner or responsible organization may file a petition requesting a finding and determination of the fair value of the owner’s ownership interests in a court in:

(1) the county in which the organization’s principal office is located in this state; or

(2) the county in which the organization’s registered office is located in this state, if the organization does not have a business office in this state.

(b) A petition described by Subsection (a) must be filed not later than the 60th day after the expiration of the period required by Section 10.358(d).

(c) On the filing of a petition by an owner under Subsection (a), service of a copy of the petition shall be made to the responsible organization. Not later than the 10th day after the date a responsible organization receives service under this subsection, the responsible organization shall file with the clerk of the court in which the petition was filed a list containing the names and addresses of each owner of the organization who has demanded payment for ownership interests under Section 10.356 and with whom agreement as to the value of the ownership interests has not been reached with the responsible organization. If the responsible organization files a petition under Subsection (a), the petition must be accompanied by this list.

(d) The clerk of the court in which a petition is filed under this section shall provide by registered mail notice of the time and place set for the hearing to:

(1) the responsible organization; and

(2) each owner named on the list described by Subsection (c) at the address shown for the owner on the list.

(e) The court shall:

(1) determine which owners have:

(A) perfected their rights by complying with this subchapter; and

(B) become subsequently entitled to receive payment for the fair value of their ownership interests; and

(2) appoint one or more qualified appraisers to determine the fair value of the ownership interests of the owners described by Subdivision (1).

(f) The court shall approve the form of a notice required to be provided under this section. The judgment of the court is final and binding on the responsible organization, any other organization obligated to make payment under this subchapter for an ownership interest, and each owner who is notified as required by this section.

(g) The beneficial owner of an ownership interest subject to dissenters’ rights held in a voting trust or by a nominee on the beneficial owner’s behalf may file a petition described by Subsection (a) if no agreement between the dissenting owner of the ownership interest and the responsible organization has been reached within the period prescribed by Section 10.358(d). When the beneficial owner files a petition described by Subsection (a):

(1) the beneficial owner shall at that time be considered, for purposes of this subchapter, the owner, the dissenting owner, and the holder of the ownership interest subject to the petition; and

(2) the dissenting owner who demanded payment under Section 10.356 has no further rights regarding the ownership interest subject to the petition.

Sec. 10.362. COMPUTATION AND DETERMINATION OF FAIR VALUE OF OWNERSHIP INTEREST.

(a) For purposes of this subchapter, the fair value of an ownership interest of a domestic entity subject to dissenters’ rights is the value of the ownership interest on the date preceding the date of the action that is the subject of the appraisal. Any appreciation or depreciation in the value of the ownership interest occurring in anticipation of the proposed action or as a result of the action must be specifically excluded from the computation of the fair value of the ownership interest.

(b) In computing the fair value of an ownership interest under this subchapter, consideration must be given to the value of the domestic entity as a going concern without including in the computation of value any control premium, any minority ownership discount, or any discount for lack of marketability. If the domestic entity has different classes or series of ownership interests, the relative rights and preferences of and limitations placed on the class or series of ownership interests, other than relative voting rights, held by the dissenting owner must be taken into account in the computation of value.

(c) The determination of the fair value of an ownership interest made for purposes of this subchapter may not be used for purposes of making a determination of the fair value of that ownership interest for another purpose or of the fair value of another ownership interest, including for purposes of determining any minority or liquidity discount that might apply to a sale of an ownership interest.

Sec. 10.363. POWERS AND DUTIES OF APPRAISER; APPRAISAL PROCEDURES.

(a) An appraiser appointed under Section 10.361 has the power and authority that:

(1) is granted by the court in the order appointing the appraiser; and

(2) may be conferred by a court to a master in chancery as provided by Rule 171, Texas Rules of Civil Procedure.

(b) The appraiser shall:

(1) determine the fair value of an ownership interest of an owner adjudged by the court to be entitled to payment for the ownership interest; and

(2) file with the court a report of that determination.

(c) The appraiser is entitled to examine the books and records of a responsible organization and may conduct investigations as the appraiser considers appropriate. A dissenting owner or responsible organization may submit to an appraiser evidence or other information relevant to the determination of the fair value of the ownership interest required by Subsection (b)(1).

(d) The clerk of the court appointing the appraiser shall provide notice of the filing of the report under Subsection (b) to each dissenting owner named in the list filed under Section 10.361 and the responsible organization.

Sec. 10.364. OBJECTION TO APPRAISAL; HEARING.

(a) A dissenting owner or responsible organization may object, based on the law or the facts, to all or part of an appraisal report containing the fair value of an ownership interest determined under Section 10.363(b).

(b) If an objection to a report is raised under Subsection (a), the court shall hold a hearing to determine the fair value of the ownership interest that is the subject of the report. After the hearing, the court shall require the responsible organization to pay to the holders of the ownership interest the amount of the determined value with interest, accruing from the 91st day after the date the applicable action for which the owner elected to dissent was effected until the date of the judgment.

(c) Interest under Subsection (b) accrues at the same rate as is provided for the accrual of prejudgment interest in civil cases.

(d) The responsible organization shall:

(1) immediately pay the amount of the judgment to a holder of an uncertificated ownership interest; and

(2) pay the amount of the judgment to a holder of a certificated ownership interest immediately after the certificate holder surrenders to the responsible organization an endorsed certificate representing the ownership interest.

(e) On payment of the judgment, the dissenting owner does not have an interest in the:

(1) ownership interest for which the payment is made; or

(2) responsible organization with respect to that ownership interest.

Sec. 10.365. COURT COSTS; COMPENSATION FOR APPRAISER.

(a) An appraiser appointed under Section 10.361 is entitled to a reasonable fee payable from court costs.

(b) All court costs shall be allocated between the responsible organization and the dissenting owners in the manner that the court determines to be fair and equitable.

Sec. 10.366. STATUS OF OWNERSHIP INTEREST HELD OR FORMERLY HELD BY DISSENTING OWNER.

(a) An ownership interest of an organization acquired by a responsible organization under this subchapter:

(1) in the case of a merger, conversion, or interest exchange, shall be held or disposed of as provided in the plan of merger, conversion, or interest exchange; and

(2) in any other case, may be held or disposed of by the responsible organization in the same manner as other ownership interests acquired by the organization or held in its treasury.

(b) An owner who has demanded payment for the owner’s ownership interest under Section 10.356 is not entitled to vote or exercise any other rights of an owner with respect to the ownership interest except the right to:

(1) receive payment for the ownership interest under this subchapter; and

(2) bring an appropriate action to obtain relief on the ground that the action to which the demand relates would be or was fraudulent.

(c) An ownership interest for which payment has been demanded under Section 10.356 may not be considered outstanding for purposes of any subsequent vote or action.

Sec. 10.367. RIGHTS OF OWNERS FOLLOWING TERMINATION OF RIGHT OF DISSENT.

(a) The rights of a dissenting owner terminate if:

(1) the owner withdraws the demand under Section 10.356;

(2) the owner’s right of dissent is terminated under Section 10.356;

(3) a petition is not filed within the period required by Section 10.361; or

(4) after a hearing held under Section 10.361, the court adjudges that the owner is not entitled to elect to dissent from an action under this subchapter.

(b) On termination of the right of dissent under this section:

(1) the dissenting owner and all persons claiming a right under the owner are conclusively presumed to have approved and ratified the action to which the owner dissented and are bound by that action;

(2) the owner’s right to be paid the fair value of the owner’s ownership interests ceases;

(3) the owner’s status as an owner of those ownership interests is restored, as if the owner’s demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner’s ownership interests were not canceled, converted, or exchanged as a result of the action or a subsequent action;

(4) the dissenting owner is entitled to receive the same cash, property, rights, and other consideration received by owners of the same class and series of ownership interests held by the owner, as if the owner’s demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner’s ownership interests were canceled, converted, or exchanged as a result of the action or a subsequent action;

(5) any action of the domestic entity taken after the date of the demand for payment by the owner under Section 10.356 will not be considered ineffective or invalid because of the restoration of the owner’s ownership interests or the other rights or entitlements of the owner under this subsection; and

(6) the dissenting owner is entitled to receive dividends or other distributions made after the date of the owner’s payment demand under Section 10.356, to owners of the same class and series of ownership interests held by the owner as if the demand had not been made, subject to any change in or adjustment to the ownership interests because of an action taken by the domestic entity after the date of the demand.

Sec. 10.368. EXCLUSIVITY OF REMEDY OF DISSENT AND APPRAISAL.

In the absence of fraud in the transaction, any right of an owner of an ownership interest to dissent from an action and obtain the fair value of the ownership interest under this subchapter is the exclusive remedy for recovery of:

(1) the value of the ownership interest; or

(2) money damages to the owner with respect to the action.

SPECIAL MEETING OF SHAREHOLDERS OF

CONSOLIDATED GRAPHICS, INC.

January 28, 2014

PROXY VOTING INSTRUCTIONS

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER

IN PERSON – You may vote your shares in person by attending the Special Meeting.	ACCOUNT NUMBER
GO GREEN – e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement/Prospectus and Proxy Card are available at www.cgx.com

iPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.i

¢ 00030030003000000000 8	012814

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

		FOR	AGAINST	ABSTAIN

The undersigned acknowledges receipt from Consolidated Graphics before the execution of this Proxy of the Notice of Special Meeting of Shareholders and a Proxy Statement/Prospectus for the Special Meeting of Shareholders.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” EACH OF THE LISTED PROPOSALS AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF, INCLUDING PROCEDURES AND OTHER MATTERS RELATING TO THE CONDUCT OF THE MEETING.

1.   To approve the Agreement and Plan of Merger, dated as of October 23, 2013, as it may be amended from time to time, among Consolidated Graphics, Inc., R.R. Donnelley & Sons Company and Hunter Merger Sub, Inc. (the “Agreement and Plan of Merger”).

2.   To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the Agreement and Plan of Merger if there are insufficient votes at the time of the special meeting to approve the proposal to approve the Agreement and Plan of Merger.

3.   To approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger contemplated by the Agreement and Plan of Merger.

		☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐                                 ¢

CONSOLIDATED GRAPHICS, INC.

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned hereby appoints Joe R. Davis and Jon C. Biro, jointly and severally, proxies with full power of substitution and resubstitution and with authority to vote, in accordance with the instructions set forth on the reverse, all shares of Common Stock which the undersigned is entitled to vote at the Special Meeting of Shareholders of Consolidated Graphics, Inc. to be held on Tuesday, January 28, 2014, at 5858 Westheimer Rd, Suite 300, Houston, Texas, at 5:00 p.m. Central Time, and any postponement(s) or adjournment(s) thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote “FOR” each of the listed proposals. The undersigned hereby revokes all previously submitted proxies for the Special Meeting of Shareholders.

(Continued and to be signed on the reverse side)

14475        ¢

¢

SPECIAL MEETING OF SHAREHOLDERS OF

CONSOLIDATED GRAPHICS, INC.

January 28, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement/Prospectus and Proxy Card are available at www.cgx.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

iPlease detach along perforated line and mail in the envelope provided.i

¢        00030030003000000000    8                                                  012814

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

			FOR	AGAINST	ABSTAIN
The undersigned acknowledges receipt from Consolidated Graphics before the execution of this Proxy of the Notice of Special Meeting of Shareholders and a Proxy Statement/Prospectus for the Special Meeting of Shareholders.	1.	To approve the Agreement and Plan of Merger, dated as of October 23, 2013, as it may be amended from time to time, among Consolidated Graphics, Inc., R.R. Donnelley & Sons Company and Hunter Merger Sub, Inc. (the “Agreement and Plan of Merger”).	☐	☐	☐

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” EACH OF THE LISTED PROPOSALS AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF, INCLUDING PROCEDURES AND OTHER MATTERS RELATING TO THE CONDUCT OF THE MEETING.	2.	To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the Agreement and Plan of Merger if there are insufficient votes at the time of the special meeting to approve the proposal to approve the Agreement and Plan of Merger.	☐	☐	☐
	3.	To approve, by non-binding, advisory vote, certain compensation arrangements for Consolidated Graphics’ named executive officers in connection with the merger contemplated by the Agreement and Plan of Merger.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.